Exhibit 10.2
EXECUTION VERSION

TERM LOAN CREDIT AGREEMENT
dated as of
March 30, 2011
among
TEMESCAL AIRCRAFT INC., as Borrower
INTERNATIONAL LEASE FINANCE CORPORATION, as an Obligor,
PARK TOPANGA AIRCRAFT INC., as an Obligor,
CHARMLEE AIRCRAFT INC., as an Obligor
BALLYSKY AIRCRAFT IRELAND LIMITED, as an Obligor,
the lenders identified herein, as Lenders,
CITIBANK, N.A., as Administrative Agent,
CITIBANK, N.A., as Collateral Agent,
CITIGROUP GLOBAL MARKETS INC.
and
CREDIT SUISSE SECURITIES (USA) LLC,
as Joint Lead Structuring Agents and Joint Lead Placement Agents,
and
BNP PARIBAS, as Joint Placement Agent

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SCHEDULES:

Schedule 3.14 — Obligor Information
Schedule 3.17(a) — PS Pool Aircraft
Schedule 3.17(b) — Leases
Schedule 9.01 — Notices

EXHIBITS:

Exhibit A — Commitments and Applicable Percentages
Exhibit B — Form of Aircraft Mortgage and Security Agreement
Exhibit C — Form of Assignment and Assumption
Exhibit D-1A — Form of Opinion of Clifford Chance US LLP
Exhibit D-1B — Form of Opinion of In-House Counsel to the Obligors
Exhibit D-1C — Form of Opinion of A&L Goodbody
Exhibit E-1A — Form of Opinion of White & Case LLP, counsel to the Relevant Advance Parties
Exhibit E-1B — Form of Opinion of In-House Counsel to the Relevant Advance Parties
Exhibit E-1C — Form of Opinion of A&L Goodbody, counsel to the Relevant Advance Parties
Exhibit E-2 — Forms of Opinion of Daugherty, Fowler, Peregrin, Haught & Jenson
Exhibit F — Form of Note
Exhibit G —Form of Administrative Questionnaire
Exhibit H — Form of Intercreditor Agreement
Exhibit I — Form of LTV Certificate
Exhibit J — Form of Advance Request
Exhibit K — Form of Obligor Assumption Agreement
Exhibit L — Form of Incremental Lender Assumption Agreement
Exhibit M — Incremental Aircraft

ANNEXES:

Annex 1 — Prohibited Countries
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     TERM LOAN CREDIT AGREEMENT (this “Agreement”) dated as of March 30, 2011 among Temescal Aircraft Inc., a California corporation (the “Borrower”), International Lease Finance Corporation, a California corporation (“ILFC”), Park Topanga Aircraft Inc., a California corporation (“Parent Holdco”), Charmlee Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”), the lenders from time to time party to this Agreement (collectively, the “Lenders”), Citibank, N.A. (“Citibank”), as Administrative Agent, Citibank as the Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents (the “Lead Agents”), and BNP Paribas as joint placement agent (together with the Lead Agents, the “Joint Agents”).
     WHEREAS, the Borrower desires to borrow funds under this Agreement subject to the terms and conditions set forth herein;
     WHEREAS, the Borrower is willing to secure its obligations under this Agreement and the other Loan Documents, by granting Liens on certain of its assets to the Collateral Agent, for the benefit of the Secured Parties, as provided in the Security Documents;
     WHEREAS, the Borrower is an indirect wholly-owned subsidiary of ILFC, and ILFC is willing to guarantee the Obligations of each Obligor;
     WHEREAS, the Borrower is a wholly-owned subsidiary of Parent Holdco, and Parent Holdco is willing to guarantee the Obligations of each Obligor and to secure its Guaranteed Obligations by granting Liens on the Collateral held by Parent Holdco to the Collateral Agent, for the benefit of the Secured Parties, as provided in the Security Documents;
     WHEREAS, each Subsidiary Holdco is a wholly-owned subsidiary of the Borrower, and each such Subsidiary Holdco is willing to (and to cause each Owner Subsidiary and Intermediate Lessee to) guarantee the Obligations of each Obligor and secure its Guaranteed Obligations by granting Liens on the Collateral held by such Subsidiary Holdco (or such Owner Subsidiary or Intermediate Lessee, as applicable) to the Collateral Agent, for the benefit of the Secured Parties, as provided in the Security Documents;
     WHEREAS, the Lenders are willing to make loans to the Borrower if the foregoing Obligations of the Borrower are guaranteed and secured as described above and subject to the other terms and conditions set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
Definitions
     Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
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     “Account Collateral” has the meaning set forth in the Security Agreement.
     “Account Control Agreement” has the meaning set forth in the Security Agreement.
     “Additional Charge Over Shares” means any charge over shares or other Equity Interests by any Borrower Party in favor of the Collateral Agent, for the benefit of the Secured Parties, with respect to the shares or other Equity Interests of any Borrower Party in any Obligor not organized under the laws of the United States and formed after the Effective Date, (i) in form and substance reasonably satisfactory to the Administrative Agent or (ii) in the case of any charge over shares of the Equity Interests in any Obligor incorporated under the laws of Ireland, an Additional Charge Over Shares in substantially the form of Exhibit B to the Security Agreement.
     “Administrative Agent” means the Person appointed at any time as administrative agent hereunder. The initial Administrative Agent is Citibank.
     “Administrative Agent’s Account” means:
     Citibank, N.A., 111 Wall Street, New York, New York, 10005, ABA #021000089, Account No. 36852248, Account name: Medium Term Finance, Reference: ILFC, Attention: Suzanna Gallagher
     or such other account as the Administrative Agent notifies the Borrower and the Lenders in writing from time to time.
     “Administrative Agent’s Office” means Citibank, N.A. 2 Penns Way, Suite 1100, New Castle, Delaware 19720, Attn: Suzanna Gallagher, or such other address as the Administrative Agent notifies the Borrower and the Lenders in writing from time to time.
     “Administrative Questionnaire” means an administrative questionnaire in substantially the form of Exhibit G or any other form approved by the Administrative Agent.
     “Advance” means the making of Loans with respect to a Related Pool Aircraft on an Advance Date.
     “Advance Date” means a Business Day, as identified in an Advance Request provided in accordance with Section 2.02, upon which date the Aggregate Requested Advance Amount shall be Advanced to the Borrower, subject to the terms and conditions herein, which shall be (a) the 28th day of any month (or if such day is not a Business Day, the next succeeding Business Day) or (b) any additional Business Day selected by the Borrower on which there are sufficient Related Pool Aircraft to permit Loans in an aggregate principal amount of at least $100 million to be requested on such date.
     “Advance Request” has the meaning set forth in Section 2.02.
     “Adverse Claim” means any Lien or any claim of ownership or other property right, other than Permitted Liens (it being agreed for purposes of clarification that a transfer of an
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ownership interest or other right in a Pool Aircraft and any related Lease to a Person that is not a Borrower Party is not an Adverse Claim, subject to the Borrower Parties’ maintaining compliance with Sections 2.10, 5.04 and 5.16).
     “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with such specified Person.
     “Agent” means each of the Administrative Agent, the Collateral Agent and the Joint Agents.
     “Agent Entities” means each Agent and their Affiliates.
     “Agent Fee Letter” means the letter agreement dated as of March 30, 2011 between the Borrower and Citibank.
     “Aggregate Commitments” means the aggregate Commitments of all the Lenders, which as of the date hereof is $1,324,500,000. For the avoidance of doubt, as of the date hereof, no Incremental Commitments are in effect.
     “Aggregate Requested Advance Amount” means, in respect of an Advance Date that aggregate portion of the Loans to be advanced in accordance with Section 2.03(b) on such Advance Date in respect of each Related Pool Aircraft identified in an Advance Request; provided that in no event shall the Aggregate Requested Advance Amount for any Advance Date exceed the Maximum Advance Amount for such Advance Date.
     “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
     “Aircraft” means the PS Pool Aircraft and the Non-Pool Aircraft.
     “Aircraft Objects” has the meaning set forth in the Security Agreement.
     “Anniversary Date” has the meaning set forth in Section 5.16(e).
     “Annual Anniversary” has the meaning set forth in Section 5.16(e).
     “Applicable Incremental Percentage” means, with respect to an Incremental Lender that has not yet advanced its entire Catch-Up Amount, a percentage equal to (x) such Incremental Lender’s Incremental Commitment divided by (y) the aggregate Incremental Commitments of each Incremental Lender that has not yet advanced its entire Catch-Up Amount.
     “Applicable Catch-Up Percentage” means, with respect to an Incremental Lender, a percentage equal to (x) such Incremental Lender’s Incremental Commitment divided by (y) the aggregate Commitments of each Lender other than the Incremental Commitment of an Incremental Lender that has not yet advanced its entire Catch-Up Amount.
     “Applicable Foreign Aviation Law” means, with respect to any Aircraft, any applicable law, rule or regulation (other than the FAA Act) of any Government Authority of any jurisdiction
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not included in the United States or in any state, territory or possession of the United States governing the registration, ownership, operation, or leasing of all or any part of such Aircraft, or the creation, recordation, maintenance, perfection or priority of Liens on all or any part of such Aircraft.
     “Applicable Margin” means 2.75% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 1.75% per annum.
     “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans has been terminated pursuant to Article 6 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. If at the time of determination any Incremental Lender has not advanced its Catch-Up Amount in full, the Applicable Percentage of each Lender for purposes of Sections 2.09(a) and 9.03(e) shall be the percentage (carried out to the ninth decimal place) that such Lender’s aggregate Advances up to such time represents of the aggregate Advances made by all the Lenders up to such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Exhibit A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
     “Appraisal” means with respect to any PS Pool Aircraft, a “desk top” appraisal of such PS Pool Aircraft by a Qualified Appraiser, which appraisal opines as to the Base Value of such PS Pool Aircraft, assuming that if the age of such PS Pool Aircraft is (i) three years or less since its date of manufacture, it has 100% remaining maintenance condition life and (ii) greater than three years since its date of manufacture, it is in “half-time” remaining maintenance condition life.
     “Appraisal Date” means the Initial Test Date, each Annual Anniversary and, if applicable, each Six-Month Anniversary.
     “Appraisal Event” means the third Business Day after the Treasurer or Chief Financial Officer (or any titles replacing such titles) of ILFC has knowledge of the occurrence of an event described in clause (a), (b), (c) or (d) in the second proviso of the definition of Appraised Value.
     “Appraised Value” means, with respect to any PS Pool Aircraft as of any LTV Determination Date, the base value of such PS Pool Aircraft as of such date, calculated by taking the average of (A) the most recent Appraisals conducted with respect to such PS Pool Aircraft pursuant to the Loan Documents, or (B) if as of such date no Appraisals have been required to be delivered pursuant to the Loan Documents with respect to such PS Pool Aircraft, of the Initial Appraisals conducted with respect to such PS Pool Aircraft; provided that (A) with respect to Aircraft being removed from the Designated Pool pursuant to Section 2.10, the Appraised Value of such removed Aircraft shall be, at the Borrower’s election, either (1) the average of such most recent Appraisals with respect to such PS Pool Aircraft previously provided pursuant to the Loan Documents (or, if as of such date no Appraisals have yet been required to have been delivered pursuant to the Loan Documents with respect to such PS Pool Aircraft, the Initial Appraisals
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conducted with respect to such PS Pool Aircraft), or (2) the average of three more recent Appraisals and (B) with respect to any Non-Pool Aircraft being added to the Designated Pool pursuant to Section 2.10(b), the Appraised Value of such Aircraft shall be the average of three Appraisals each as of a date within 20 days of the date such Aircraft is added to the Designated Pool; provided further that, notwithstanding any Appraisal to the contrary:
     (a) if, as of any date of determination, (i) any PS Pool Aircraft (A) is leased to a lessee that is organized under the laws of or domiciled in a Prohibited Country (and, if the country in which a lessee is organized under the laws of or domiciled in becomes a Prohibited Country as a result of the jurisdiction in which such lessee is organized under or domiciled becoming a Prohibited Country after the date the applicable Aircraft and Lease with such lessee were included in the Designated Pool, the leasing of such PS Pool Aircraft to such lessee continues for the later of (x) more than 120 days and (y) the period the applicable Borrower Party is mandatorily prevented by operation of law from repossessing such PS Pool Aircraft, but in no event longer than 180 days) or (B) is leased by a Borrower Party that is subject to a Specified Representation Deficiency pursuant to Section 2.10(j) that is continuing as of such date; (ii) the Express Perfection Requirements are not satisfied with respect to the Collateral related to any Pool Aircraft; (iii) any Pool Aircraft shall cease to be Owned by an Owner Subsidiary, free and clear of all Liens (other than Permitted Liens), subject to the Local Requirements Exception; or (iv) any PS Pool Aircraft shall be of a type other than a Permitted Aircraft Type; in each case such PS Pool Aircraft shall be deemed to have an Appraised Value of $0.00 as of such date;
     (b) any PS Pool Aircraft which, as of any date of determination, is (i) not subject to an Eligible Lease or a letter of intent to enter into an Eligible Lease for a period of more than 90 consecutive days or (ii) subject to a Lease with respect to which a Lessee Default has occurred and is continuing, shall be deemed to have an Appraised Value equal to 50% of the Appraised Value such PS Pool Aircraft would have if an Eligible Lease or a letter of intent to enter into an Eligible Lease had been in place or absent such Lessee Default, as the case may be;
     (c) any PS Pool Aircraft which, as of any date of determination, otherwise causes the Designated Pool to fail to meet the Pool Specifications, shall be deemed to have an Appraised Value not greater than the greatest value that would permit such Aircraft to not cause the Designated Pool to fail to satisfy the Pool Specifications; and
     (d) any PS Pool Aircraft which, as of any date of determination, is subject to a definitive purchase or sale agreement providing for the consummation of a sale of such PS Pool Aircraft within six months of such date, shall be valued as of such date at the purchase price to be paid to the applicable Obligor pursuant to such contract;
provided that, notwithstanding anything to the contrary in the Loan Documents, none of the foregoing events (including any failure to comply with a covenant to the effect of any of the foregoing events) shall constitute a Default or Event of Default, except to the extent such failure shall constitute a Default or Event of Default pursuant to Section
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     5.16(d) or 5.16(f) or would otherwise constitute a Default or Event of Default under Section 5.07, 5.13, 5.14 or 5.15.
     “Assigned Leases” has the meaning set forth in the Security Agreement.
     “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another.
     “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.05), in substantially the form of Exhibit C or any other form approved by the Administrative Agent.
     “Availability Termination” means the occurrence of the earlier of (a) the completion of the Advances on the Final Advance Date and (b) close of business New York time on the last Business Day prior to the first anniversary of the date hereof.
     “Average Age” means, at any time, the average age of all of the PS Pool Aircraft at such time, weighted with respect to each PS Pool Aircraft by the average of the Base Values set forth with respect to such PS Pool Aircraft (a) in the most recent Appraisals delivered with respect to such PS Pool Aircraft pursuant to the Loan Documents, or (b) if as of such time no Appraisals have been required to be so delivered with respect to such PS Pool Aircraft pursuant to the Loan Documents, in the Initial Appraisals..
     “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank as its “prime rate” and (c) the LIBO Rate for loans with an interest period of three months in effect on such date plus 1%. The “prime rate” is a rate set by Citibank based upon various factors including Citibank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citibank shall take effect at the opening of business on the day specified in the public announcement of such change.
     “Base Value” means, with respect to a PS Pool Aircraft, the value, expressed in dollars, of such Aircraft, determined on the basis of an open, unrestricted, stable market environment with a reasonable balance of supply and demand and with full consideration of such Aircraft’s “highest and best use”, presuming an arm’s length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for remarketing, adjusted to account for the assumed maintenance status of such Aircraft as set forth in the definition of Appraisal in this Section 1.01.
     “Borrower” has the meaning set forth in the introductory paragraph of this Agreement.
     “Borrower Parties” means the Borrower, Parent Holdco, each Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee.
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     “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, Los Angeles, London, Tokyo and Frankfurt are authorized or required by law to remain closed.
     “CA Subsidiary Holdco” has the meaning set forth in the introductory paragraph of this Agreement.
     “Cape Town Convention” means, collectively, the Convention and the Protocol, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
     “Cape Town Lease” means any Lease (including any Lease between an Owner Subsidiary and an Intermediate Lessee) that constitutes an International Interest that has been entered into, extended, assigned (with the effect of a novation under the Cape Town Convention) or novated after March 1, 2006 (or such later date as the Cape Town Convention may be given effect under the law of any applicable jurisdiction) (A) with a Cape Town Lessee or (B) where the related Aircraft Object is registered in a Contracting State.
     “Cape Town Lessee” means a lessee under a Lease that is situated in a Contracting State.
     “Catch-Up Advance” has the meaning set forth in Section 2.03(b).
     “Catch-Up Amount” means, with respect to an Incremental Lender, an amount equal to such Incremental Lender’s Applicable Catch-Up Percentage of the aggregate amount advanced by the Lenders (other than an Incremental Lender that has not advanced its entire Catch-Up Amount) prior to the Incremental Effective Date as of which such Incremental Lender became a Lender (if any).
     “Certificated Security” has the meaning set forth in the Security Agreement.
     “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. Notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted.
     “Charge Over Shares of Irish Subsidiary Holdco” means the Charge Over Shares by the Borrower in favor of the Collateral Agent, for the benefit of the Secured Parties, with respect to the shares of the Irish Subsidiary Holdco, substantially in the form of Exhibit B to the Security Agreement.
     “Charges” has the meaning set forth in Section 9.17.
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     “Charges Over Shares” means the Charge Over Shares of Irish Subsidiary Holdco and each Additional Charge Over Shares.
     “Citibank” has the meaning set forth in the introductory paragraph of this Agreement.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Collateral” has the meaning set forth in the Security Agreement.
     “Collateral Account” means the securities account No. 798628, held at Citibank, in the name of the Borrower and invested in Permitted Investments in accordance with Section 6 of the Account Control Agreement.
     “Collateral Agent” has the meaning set forth in the Security Agreement.
     “Collateral Supplement” has the meaning set forth in the Security Agreement.
     “Commitment” means, as to each Lender, its obligation to make the Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Exhibit A or in the Assignment and Assumption or Incremental Lender Assumption Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
     “Control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
     “Convention” means the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
     “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
     “Deemed Removal” means the occurrence of an Appraisal Event that results from a deliberate action or inaction of an Obligor (but not including an inadvertent administrative error in making or failing to make a title transfer or security filing or registration or any matter outside the control of such Obligor) to cause an event described in clause (a)(i)(A) (with respect to a Lessee that is organized under the laws of or domiciled in a Prohibited Country at the time the Lease is entered into with such Lessee), clause (a)(ii) or clause (a)(iii) in the second proviso of the definition of Appraised Value.
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     “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
     “Defaulting Lender” means, subject to Section 2.11(b), any Lender that, as determined by the Administrative Agent or the Borrower, has, or has a direct or indirect parent company that has, (a) failed to fund any portion of its Loans at the time required to be funded by it hereunder (unless such failure to fund is caused by (X) an administrative or technical error; or (Y) a Disruption Event and such Lender funds such portion of its Loans within (1) in the case of clause (X), two Business Days of the date required to be funded or (2) in the case of (Y), three Business Days of the date required to be funded), (b) notified the Borrower, the Administrative Agent or any Lender that it does not intend to comply with any of its funding obligations hereunder or has made a public statement to the effect that it does not intend to comply with its funding obligations hereunder or under other agreements in which it commits to extend credit or (c)(i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.
     “Designated Pool” means the pool of Aircraft consisting of the PS Pool Aircraft
     “Disruption Event” means either or both of:
     (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Loans (or otherwise in order for the transactions contemplated by the Loan Documents to be carried out) which disruption is not caused by, and is beyond the control of, the Lender Party making such payments; or
     (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Lender preventing that Lender (i) from performing its payment obligations under the Loan Documents or (ii) from communicating with other Lender Parties in accordance with the terms of the Loan Documents, and which (in either such case) is not caused by, and is beyond the control of, the Lender whose operations are disrupted.
“dollars”, “Dollars” or “$” refers to lawful money of the United States.
     “Effective Date” means the date on which each of the conditions specified in Section 4.01 is satisfied (or waived in accordance with Section 9.02).
     “Eligible Assignee” means (i) any Lender, (ii) any Affiliate of any Lender, (iii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof or (iv) a commercial bank or other financial institution in the business of making
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commercial loans, in each case with respect to this clause (iv) either (a) organized under the laws of the United States or any state thereof, (b) acting through a branch or agency located in the United States or (c) organized under the laws of a country that is China or Singapore or a member of the Organization for Economic Cooperation and Development or a political subdivision of such country.
     “Eligible Lease” means a lease containing terms and conditions and otherwise in a form consistent with Leasing Company Practice with respect to similar aircraft under lease, taking into consideration, among other things, the identity of the relevant lessee (including operating experience), the age and condition of the applicable Pool Aircraft and the jurisdiction in which such Pool Aircraft will be operated or registered.
     “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, the preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or health and safety matters.
     “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Borrower Party directly or indirectly resulting from or based on (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (c) exposure to any Hazardous Material, (d) the release or threatened release of any Hazardous Material into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
     “Equity Collateral” has the meaning set forth in the Security Agreement.
     “Equity Interests” means shares of capital stock, issued share capital, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
     “ERISA Affiliate” means any corporation, trade or business that is, along with the Borrower or any of its Subsidiaries, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA; provided, however, as used herein at any time, “ERISA Affiliate” excludes the Parent and any of its subsidiaries that are not Subsidiaries of the Borrower at such time.
     “ERISA Event” shall mean (a) any Reportable Event, (b) the failure to satisfy the minimum funding standard with respect to a Plan within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard
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with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) a determination that any Plan is in “at risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code; (g) the filing pursuant to Sections 431 or 430 or Sections 304 of ERISA of an application for the extension of any amortization period; (h) the failure to timely make a contribution required to be made with respect to any Plan or Multiemployer Plan that would result in the imposition of an encumbrance under Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA; (i) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice or a determination that a Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status within the meaning of Section 305 of ERISA; (j) the occurrence of a non-exempt “prohibited transaction” with respect to which the Borrower or any of its Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or “party in interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; (k) any Foreign Benefit Event; or (l) the incurrence by the Borrower or any of its ERISA Affiliates of any liability pursuant to Section 4063 or 4064 of ERISA.
     “EU” has the meaning set forth in Section 3.16.
     “Event of Loss” means with respect to any Pool Aircraft (a) if the same is subject to a Lease, a “Total Loss,” “Casualty Occurrence” or “Event of Loss” or the like (however so defined in the applicable Lease); or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) requisition for title, confiscation, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a confiscation, compulsory acquisition or seizure or requisition for hire for a consecutive period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority in each case other than by the United States or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 180 consecutive days or longer. An Event of Loss with respect to any Pool Aircraft shall be deemed to occur on the date on which such Event of Loss is deemed pursuant to the relevant Lease to have occurred or, if such Lease does not so deem or if the relevant Aircraft is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Aircraft was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition of title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on
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which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of such requisition); or (E) in the case of clause (iv) above, the final day of the period of 180 consecutive days referred to therein.
     “Events of Default” has the meaning set forth in Article 6.
     “Excluded Taxes” means, with respect to any Lender Party or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction under the Laws of which such recipient is organized (or a country that includes such jurisdiction) or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (a) above, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender, (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 9.06), any United States federal withholding tax that is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) (other than as a result of a Change in Law after the time such Lender becomes a party hereto or changes its Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of such Lender’s designation of a new Lending Office (or assignment to such Lender), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.08(a) and (e) any withholding tax that is attributable to a Lender’s failure to comply with Section 2.08(e).
     “Express Perfection Requirements” means (a) with respect to each Pool Aircraft and the related Assigned Leases, the Required Cape Town Registrations pursuant to Section 2.09(d) of the Security Agreement, UCC Financing Statement filings, the execution and delivery to each Lessee of a Lessee Notice, the satisfaction of the requirements under Section 2.05 of the Security Agreement as to any Chattel Paper Original (if any) and the existence of a consent of the relevant Lessee to the extent required by the Cape Town Convention for an assignment of an International Interest in respect of a Lease to be enforceable against such Lessee; (b) with respect to each Pool Aircraft whose country of registration is the United States and the related Assigned Leases, the applicable FAA filings pursuant to Section 2.09(e) of the Security Agreement; (c) with respect to the Collateral set forth in Sections 2.01(a), (b), (except Collateral related to arrangements described in the definitions of “Local Requirements Exception” or “Own”) (f) or (g) and (to the extent attributable to such clause (a), (b), (subject to such exception) (f) or (g)) (i) and (j) of the Security Agreement, any UCC financing statement filing required pursuant to the UCC to establish and maintain a valid and perfected first priority Lien on such Collateral subject to Permitted Liens and causing each Security Document executed by a Borrower Party incorporated under the laws of Ireland, or its relevant particulars, to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof; and (d) with respect to all Collateral (other than the Pool Aircraft and related Assigned Leases and other Collateral described in Sections 2.01(a), (b), (except Collateral related to arrangements described in the definitions of “Local Requirements Exception” or “Own”) (f) or (g) and (to the extent attributable to such clause (a), (b) or (subject to such exception) (f) or (g)) (i) and (j)) of the Security Agreement), the Borrower has delivered
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a certificate of an officer of the Borrower to the Collateral Agent and the Administrative Agent, in which the Borrower certifies and represents that all actions have been or will in due course be taken (including, without limitation, the execution, delivery, registration and/or filing of any Security Documents and related documents and all other appropriate filings and/or recordings) that are necessary for the security interests under the Security Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties) in the applicable Collateral as security for the Secured Obligations, to be recognized under all applicable Laws in the jurisdiction of organization of the applicable Borrower Parties, subject in priority to no other Liens (other than Permitted Liens), and enforceable in any relevant jurisdiction of organization of the applicable Borrower Parties against the applicable Borrower Parties and creditors of and purchasers from such Borrower Parties (including, without limitation, causing or undertaking to cause each Security Document and Charge Over Shares executed by or in respect of the equity interests in a Borrower Party incorporated under the laws of Ireland, or its relevant particulars, to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof), and all such actions have been or will in due course be taken, and the Liens with respect to such Collateral described in this clause (d) shall continue to be valid and perfected first priority Liens subject to Permitted Liens (except as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under Section 2.10 or 5.04); provided that the Obligors may elect not to comply with the requirements of this definition with respect to Collateral related to any Pool Aircraft to the extent that, after giving effect to any reduction in Appraised Value under clause (a)(ii) in the second proviso of the definition of Appraised Value, the Appraised Value of the Pool Aircraft does not result in a violation of Section 5.16(a); provided further that, for the purposes of clarification, no local law filings in respect of the Pool Aircraft, Assigned Leases or other Collateral described in clauses (a), (b) or (c) of this definition shall be required to be filed other than as described in clauses (a), (b) or (c) of this definition.
     “FAA” means the Federal Aviation Administration of the United States of America and any successor thereto.
     “FAA Act” means 49 U.S.C. Subtitle VII, §§ 40101 et seq; as amended from time to time, any regulations promulgated thereunder and any successor provisions.
     “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the FRBNY on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Citibank on such day on such transactions as determined by the Administrative Agent.
     “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.
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     “Fee Letter” means the Agent Fee Letter and the Lender Fee Letter and each other letter agreement between, inter alia, the Borrower and any Lender Party relating to the transactions contemplated in this Loan Agreement.
     “Final Advance Date” means the Advance Date on which, immediately after giving effect thereto, there would be insufficient Commitments available for the Borrower to make any future Advance in accordance with the terms hereof.
     “Financial Officer” means, with respect to each Obligor, the chief financial officer, principal accounting officer, treasurer or controller of such Obligor.
     “Fiscal Year” means a fiscal year of the Borrower.
     “Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by the Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any of its Subsidiaries, or the imposition on the Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law.
     “Foreign Lender” means any Lender that is not a “United States person” with the meaning of Section 7701(a)(30) of the Code.
     “Foreign Pension Plan” shall mean any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.
     “FRBNY” means the Federal Reserve Bank of New York, or any successor thereto.
     “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by ILFC’s independent public accountants) with the most recent audited consolidated financial statements of ILFC and its consolidated Subsidiaries delivered to the Lenders (provided, however, that changes in generally accepted accounting principles after December 31, 2010 with respect to leases shall not be given effect with respect to references herein to capital leases or similar terms or to calculations or determinations hereunder).
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     “Governmental Authority” means the government of the United States, any other nation or any state, locality or political subdivision of the United States or any other nation, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
     “Government Security” has the meaning set forth in the Security Agreement.
     “Grantor Supplement” has the meaning set forth in the Security Agreement.
     “Guaranteed Obligations” means in respect of the guarantee by each Obligor set forth in Article 7 of this Agreement, all Obligations of each Obligor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
     “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
     “ILFC Materials” has the meaning set forth in Section 5.09(c).
     “Incremental Aircraft” means the Aircraft described on Exhibit M.
     “Incremental Commitments” means the Commitments of an Incremental Lender.
     “Incremental Effective Date” has the meaning set forth in Section 2.01(c).
     “Incremental Lender” means an Eligible Institution (as defined in the Security Agreement) acceptable to the Borrower and the Administrative Agent that becomes a Lender hereto by executing and delivering an Incremental Lender Assumption Agreement.
     “Incremental Lender Assumption Agreement” means an Incremental Lender Assumption Agreement in substantially the form set forth in Exhibit L.
     “Incremental Loan Amount” means $200,000,000.
     “Indebtedness” means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation
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under GAAP, (f) all indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such indebtedness is assumed by such Person, and (g) all indebtedness of other Persons guaranteed by such Person.
     “Indemnified Taxes” means all Taxes (except Excluded Taxes) that are suffered or incurred by or imposed on any Lender Party, any Obligor, any Lessee, any Collateral, any Loan Document or any payment pursuant to any Loan Document in each case relating to or, arising directly or indirectly, as a result of the transactions described in or contemplated by the Loan Documents.
     “Indemnitee” has the meaning set forth in Section 9.03(b).
     “Initial Appraised Value” means, with respect to any Pool Aircraft as of any Advance Date, the initial value of such Pool Aircraft, calculated by taking the average of the three initial Appraisals conducted with respect to such Pool Aircraft prior to the Effective Date (or, in the case of any Pool Aircraft not included in the original Designated Pool, the three initial Appraisals conducted with respect to such Pool Aircraft pursuant to Section 2.10).
     “Initial LTV Ratio” means, as of any Advance Date, in respect of a Related Pool Aircraft, the ratio of (i) the aggregate principal amount of all Loans in respect of such Related Pool Aircraft to be Advanced on such Advance Date, divided by (ii) the aggregate Initial Appraised Value of such Related Pool Aircraft.
     “Initial Test Date” has the meaning set forth in Section 5.16(f).
     “Instrument” has the meaning set forth in the Security Agreement.
     “Intercreditor Agreement” means the Intercreditor Agreement among ILFC, Parent Holdco, the Borrower, Irish Subsidiary Holdco, CA Subsidiary Holdco and the Collateral Agent, in substantially the form of Exhibit H hereto (in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
     “Interest Period” means (i) with respect to the initial Interest Period for any Loan, the period commencing on the Advance Date for such Loan and ending on the next Payment Date; (ii) with respect to each subsequent Interest Period for any Loan other than the last Interest Period prior to the Maturity Date, the period commencing on the last day of the preceding Interest Period for such Loan and ending on the next Payment Date; and (iii) with respect to the last Interest Period prior to the Maturity Date, the period commencing on the last day of the preceding Interest Period and ending on the Maturity Date.
     “Interim Cash” has the meaning set forth in Section 5.16(c).
     “Interim Cure” has the meaning set forth in Section 5.16(c).
     “Intermediate Lease” means, in respect of any Pool Aircraft, the lease to be entered into between the relevant Owner Subsidiary or an Intermediate Lessee (as lessor) and an Intermediate Lessee (as lessee).
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     “Intermediate Lessee” means a special purpose Person or vehicle (including trusts) (other than an Owner Subsidiary) which (a) is organized under the laws of any jurisdiction determined to be acceptable in accordance with Leasing Company Practice, (b) subject to the Local Requirements Exception, is wholly owned by a Subsidiary Holdco, an Owner Subsidiary or another Intermediate Lessee, (c) may determine in accordance with the provisions of Section 2.10 to enter into a Lease as lessor with the applicable Lessee and (d) does not hold legal or beneficial title to any Aircraft.
     “International Registry” has the meaning given to it in the Cape Town Convention.
     “Ireland” means the Republic of Ireland.
     “Irish Subsidiary Holdco” has the meaning set forth in the introductory paragraph of this Agreement.
     “Joint Agents” has the meaning set forth in the introductory paragraph of this Agreement.
     “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
     “Lead Agents” has the meaning set forth in the introductory paragraph of this Agreement.
     “Lease” means a lease agreement relating to any Pool Aircraft, which is listed on Schedule 3.17(b) hereto, as such schedule is supplemented (or, if not so supplemented, required to be supplemented) pursuant to the terms hereof from time to time, between a Borrower Party (as lessor), and a lessee, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
     “Leasing Company Practice” means, in relation to an Aircraft and any particular issue or matter, the customary commercial practice of ILFC, having regard to the customary commercial practice that ILFC applies under similar circumstances in respect of other aircraft owned by it or its Affiliates and not a Pool Aircraft, as such practice may be required to be adjusted by the requirements of this Agreement and the other Loan Documents, including the requirements in respect of Collateral.
     “Lenders” has the meaning set forth in the introductory paragraph of this Agreement.
     “Lender Fee Letter” means the letter agreement dated on or about the date hereof, between the Borrower, ILFC and the Administrative Agent with respect to placement fees.
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     “Lender Parties” means each Lender, the Administrative Agent, the Collateral Agent and the Joint Agents.
     “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
     “Lessee” means any lessee party to a Lease.
     “Lessee Default” means any default by the applicable Lessee in payment of a total of three months of rent pursuant to such Lease, and such default remains uncured for more than 120 days from the original due date of the latest payment resulting in a total of three months of rent remaining unpaid.
     “Lessee Notice” has the meaning set forth in Section 5.20(c).
     “LIBO Rate” means, for any Interest Period with respect to any Loan, the offered rate for deposits in Dollars for a period equal to or nearest the number of days in such Interest Period which appears on Reuters Page LIBOR01 (or on any successor or substitute page or service providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time (after consultation with the Borrower) for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period, provided that, if such rate is not available for any reason, the “LIBO Rate” shall mean, with respect to each day during the relevant Interest Period, the rate per annum equal to the rate at which Dollar deposits are offered by the principal London office of Citibank to prime banks at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period, in each case for a maturity comparable to such Interest Period and in an amount comparable to the aggregate principal amount of Loans; and, provided further that if an Interest Period with respect to any Loan does not correspond to a period that appears on Reuters Page LIBOR01 or otherwise to a customary period for such a Dollar deposit rate quote, the LIBO Rate shall be determined by the Administrative Agent (after consultation with the Borrower) based on an interpolation of the available quote for a period closest to but ending prior to such Interest Period and for a period closest to but ending after such Interest Period.
     “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease (as defined by GAAP) or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
     “Litigation Actions” means all litigation, claims and arbitration proceedings, proceedings before any Governmental Authority or investigations which are pending or, to the knowledge of a responsible officer of any Borrower Party, threatened against, any Borrower Party.
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     “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.
     “Loan Documents” means this Agreement, each Obligor Assumption Agreement, each Incremental Lender Assumption Agreement, the Intercreditor Agreement, the Security Documents, the Notes and each Fee Letter.
     “Loan-to-Value Ratio” means, as of any LTV Determination Date, the ratio of (i) the aggregate outstanding principal amount of the Loans as of such LTV Determination Date, divided by (ii) the sum of (a) the aggregate Appraised Value of all Pool Aircraft as of such LTV Determination Date and (b) the amount of any Interim Cash in the Collateral Account to the extent such Interim Cash shall not have been in the Collateral Account for more than 180 days. For the avoidance of doubt, the principal amount of the Loans which shall have been repaid or prepaid on or before the applicable LTV Determination Date shall not be included in the Loan-to-Value Ratio as of such LTV Determination Date.
     “Local Requirements Exception” means an exception for Equity Interests or title to a Pool Aircraft held by directors, trustees, nominees, conditional vendors or similar persons under similar arrangements in order to meet local nationality or other local requirements regarding registration or ownership of aircraft or to minimize the impact of any Taxes on the Borrower, another Obligor or Lessee, which is consistent with Leasing Company Practice, provided that the Obligors are in compliance with the Express Perfection Requirements.
     “LTV Certificate” has the meaning set forth in Section 5.09(a)(vii).
     “LTV Cure” has the meaning set forth in Section 5.16(c).
     “LTV Determination Date” has the meaning set forth in Section 5.16(b).
     “Maintenance Rent” means, with respect to any Pool Aircraft, maintenance reserves, maintenance rent or other supplemental rent payments based on usage in respect of such Pool Aircraft (or its engines or other parts) payable by the Lessee under the Lease for such Pool Aircraft for the purpose of paying, contributing to, reserving or calculating potential liability in respect of payments for future maintenance and repair of such Pool Aircraft, indemnity payments and any other payments other than scheduled rent payments.
     “Market Disruption Event” means, with respect to any Interest Period on or after the Effective Date:
     (a) the Administrative Agent determines (which determination shall be binding and conclusive on all parties in the absence of manifest error) on or before the date that is two Business Days prior to the commencement of such Interest Period that, by reason of circumstances affecting the LIBO Rate market, adequate and reasonable means do not exist for ascertaining LIBO Rate for such period; or
     (b) two or more Lenders holding, in aggregate, an outstanding amount of Loans equal to more than 30% of the aggregate outstanding amount of Loans at such time
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advise the Administrative Agent on or before the date that is two Business Days prior to the commencement of such Interest Period that the cost of obtaining matching deposits in the relevant interbank Dollar deposit market for such Interest Period would exceed the LIBO Rate plus 0.50% for such Interest Period for reasons other than relating to the creditworthiness or financial condition of such Lender(s) (without duplication of amounts claimed pursuant to Section 2.08).
     “Market Disruption Cost of Funds” has the meaning set forth in Section 2.08(o).
     “Market Disruption Interest Rate” has the meaning set forth in Section 2.08(o).
     “Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Obligors and their Subsidiaries taken as a whole, the result of which is a material impairment of the ability of the Obligors taken as a whole to perform any of their obligations under any Loan Document, (b) a material impairment of the totality of the rights and remedies of, or benefits available to, any Lender Party under the Loan Documents or (c) a material adverse effect on the value of the Collateral taken as a whole.
     “Maturity Date” means March 30, 2018.
     “Maximum Advance Amount” means, with respect to any Advance Date and the Related Pool Aircraft related to such Advance Date, 65% of the Initial Appraised Value of such Related Pool Aircraft.
     “Maximum LTV” means (a) from the Effective Date through the day prior to the second anniversary of the Effective Date, 70.0%; (b) from the second anniversary of the Effective Date through the day prior to the third anniversary of the Effective Date, 68.1%; (c) from the third anniversary of the Effective Date through the day prior to the fourth anniversary of the Effective Date, 65.5%; (d) from the fourth anniversary of the Effective Date through the day prior to the fifth anniversary of the Effective Date, 62.4%; (e) from the fifth anniversary of the Effective Date through the day prior to the sixth anniversary of the Effective Date, 58.5%; and (f) from the sixth anniversary of the Effective Date through the Maturity Date, 54.0%.
     “Maximum Rate” has the meaning set forth in Section 9.17.
     “Moody’s” means Moody’s Investors Service, Inc.
     “Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.
     “Non-Pool Aircraft” means, as of any date, any aircraft Owned by ILFC or any of its Subsidiaries that is not a PS Pool Aircraft.
     “Notes” has the meaning set forth in Section 2.05(e).
     “Obligations” means all principal of the Loans outstanding from time to time hereunder, all interest (including Post-Petition Interest) on the Loans, all other amounts now or hereafter payable by any Obligor under any Loan Document and any fees or other amounts now or
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hereafter payable by any Obligor to the Administrative Agent or the Collateral Agent for acting in its capacity as such pursuant to a separate agreement among such parties, in each case, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
     “Obligor” means ILFC and each Borrower Party.
     “Obligor Assumption Agreement” means an Obligor Assumption Agreement in substantially the form set forth in Exhibit K.
     “OFAC” has the meaning set forth in Section 3.16.
     “Operating Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, the bylaws, memorandum and articles of association, operating agreement, partnership agreement, limited partnership agreement, trust agreement or other applicable documents relating to the operation, governance or management of such entity.
     “Organizational Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, memorandum of association, articles of organization, certificate of limited partnership, certificate of trust or other applicable organizational or charter documents relating to the creation of such entity.
     “Other Relevant Jurisdiction” means any other jurisdiction in which an Owner Subsidiary is organized in accordance with the terms of clause (a) of the definition of “Owner Subsidiary”, and any other jurisdiction in which an Intermediate Lessee is organized in accordance with the terms of clause (a) of the definition of “Intermediate Lessee”.
     “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document other than Excluded Taxes.
     “Own” means, with respect to any Aircraft, to hold legal and sole ownership of such Aircraft directly or to hold 100% of the beneficial ownership of such Aircraft through a trust, conditional sale or similar arrangement holding title to such Aircraft. The terms “Ownership” and “Owned by” have a correlative meaning.
     “Owner Subsidiary” means any special purpose Person or vehicle (including trusts) of which the Borrower holds (subject to the Local Requirements Exception) directly or indirectly 100% of the Equity Interest and which (a) is organized under any state of the United States of America, Ireland or any other jurisdiction that is a Contracting State that is acceptable to the Administrative Agent (acting with the consent, not to be unreasonably withheld or delayed, of the Required Lenders), (b) (i) owns, directly or indirectly, a Pool Aircraft by Owning such Pool
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Aircraft or holding directly or indirectly 100% of the Equity Interest in another Owner Subsidiary that Owns such Pool Aircraft and (ii) may additionally hold 100% of the Equity Interest in any Intermediate Lessee that leases such Pool Aircraft and (c) 100% of the Equity Interest therein is held by a Subsidiary Holdco or another Owner Subsidiary, subject in each case to the Local Requirements Exception.
     “Parent” means American International Group, Inc.
     “Parent Holdco” has the meaning set forth in the introductory paragraph of this Agreement.
     “Participant” has the meaning set forth in Section 9.05(c).
     “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
     “Payment Date” means the last Business Day of each March, June, September and December, commencing on the last Business Day of June 2011.
     “PBGC” means the Pension Benefit Guaranty Corporation.
     “Permitted Aircraft Types” means Aircraft of each of the following types: (a) Airbus A319-100, (b) Airbus A320-200, (c) Airbus A321-200, (d) Airbus A330, (e) Boeing 737-600, (f) Boeing 737-700, (g) Boeing 737-800, (h) Boeing 777-200ER, (i) Boeing 777-300ER, (j) Boeing 787 and (k) Airbus A350.
     “Permitted Investments” means, in each case, book-entry securities, negotiable instruments or securities in bearer or registered form that evidence:
     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds);
     (b) demand deposits, time deposits or certificates of deposit of the Collateral Agent or of depositary institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds; provided that at the time of Investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s and the long-term debt rating of such depositary or institution or trust company shall be at least A1 by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s;
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     (c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (b) of this definition;
     (d) corporate or municipal debt obligations (including open market commercial paper) (i) having remaining maturities of no more than 365 days, or such lesser time as is required for the distribution of funds, having, at the time of the Investment or contractual commitment to invest therein, a rating of at least “A-1+” or “AA” by S&P and “P-1” or “Aa1” by Moody’s or (ii) having maturities of more than 365 days and, at the time of the Investment or contractual commitment to invest therein, a rating of “AA” by S&P and “Aa1” by Moody’s;
     (e) investments in money market funds (including funds in respect of which the Collateral Agent or any of its Affiliates is investment manager or advisor, including but not limited to Citibank money market funds) having a rating of at least “AA” by S&P and “Aa2” by Moody’s previously approved by the Borrower or the Administrative Agent; or
     (f) notes or bankers’ acceptances (having original maturities of no more than 365 days, or such lesser time as is required for the distribution of funds) issued by any depositary institution or trust company referred to in (b) above;
provided, however, that no investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any Obligor to or for the credit or the account of such depositary institution or trust company; provided further that if, at any time, the rating of any of the foregoing investments falls below “BBB” by S&P or “Baa2” by Moody’s, such downgraded investment shall no longer constitute a “Permitted Investment”.
     “Permitted Liens” means:
     (a) any Lien for Taxes if (i) such Taxes shall not be due and payable, or (ii) such Taxes are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP have been made therefor;
     (b) any Lien in respect of any Pool Aircraft for any fees or charges of any airport or air navigation or similar authority arising by statute or operation of law if (i) the payments for such fees or charges are not yet due or payable or (ii) such fees or charges are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP have been made therefor;
     (c) in respect of any Pool Aircraft, any repairer’s, carrier’s or hangar keeper’s, warehousemen’s, mechanic’s or materialmen’s Lien or employee and other like Liens arising in the ordinary course of business by operation of law or under customary terms of repair or modification agreements or any engine or parts-pooling arrangements or other similar Liens if the payment for such Liens (i) is not due and payable or (ii) is not overdue for payment having regard to the relevant trade, in circumstances where no enforcement action against the Aircraft has yet been taken by the relevant holder of the
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Lien or (iii) is disputed in good faith or contested in good faith by appropriate proceedings and reserves in accordance with GAAP have been made therefor;
     (d) any Lien assigned to or created in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement) or the Lenders pursuant to the Loan Documents;
     (e) any Lien affecting any Pool Aircraft (other than a Lien for Taxes) arising out of judgments or awards against any of the Borrower Parties with respect to which at the time the period to file an appeal has not expired or an appeal is being presented in good faith and with respect to which within sixty (60) days thereafter there shall have been secured a stay of execution pending such appeal, and then only for the period of such stay, and reserves required in accordance with GAAP have been made therefor;
     (f) any permitted lien or encumbrance in respect of any Pool Aircraft, as defined under any lease of an Aircraft (other than Liens or encumbrances created by an Obligor except as described in this definition);
     (g) the respective rights of a Borrower Party and the lessee or any third party that owns or leases equipment installed on an Aircraft under any lease relating to a Pool Aircraft, including any assignment of the relevant warranties relating to a Pool Aircraft (including restrictions on the Borrower Party’s right to grant a lien on or to transfer the applicable Lease or Pool Aircraft) (and the rights of any sublessee under any permitted sublease relating to such lease) and the documents related thereto;
     (h) the rights of insurers meeting the requirements of Section 2.18 of the Security Agreement in respect of a Pool Aircraft, subject to insurance policies having been entered into in the ordinary course of business and according to commercially reasonable terms;
     (i) the interests of a voting or owner trustee, as applicable, or of an Intermediate Lessee in connection with the relevant Intermediate Lease, including the interests of any Person in respect of arrangements under the Local Requirements Exception;
     (j) any Lien fully bonded against by any Borrower Party or any Lessee, or other similar third party security (which does not itself result in a Lien on a Pool Aircraft or any part thereof);
     (k) pledges of non-Pool Aircraft Assets or deposits required under a Lease to secure payment obligations of the applicable Borrower Party under that Lease;
     (l) any Lease entered into prior to the Effective Date;
     (m) any Eligible Lease;
     (n) any Lien in respect of any Pool Aircraft resulting directly from any Third Party Event, including any Lien for which a Lessee is required to discharge or indemnify
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the lessor under a Lease, but only for so long as the Borrower and the applicable Borrower Party or Owner Subsidiary are complying with the requirements of the proviso to the last paragraph of Section 5.20(a);
     (o) any head lease, lease, conditional sale agreement or purchase option granted by a lessor or owner as to the purchase of the related Pool Aircraft under or in respect of any Lease (including to an Affiliate of the Lessee) existing on the date of acquisition of such Pool Aircraft by the Borrower or thereafter granted in accordance with Leasing Company Practice; and
     (q) any other Lien with the consent of the Required Lenders, but subject to Section 9.02(b).
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
     “Plan” means, at any date, any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) and to which the Borrower Party or any of its ERISA Affiliates may have any liability, including any liability by reason of having be a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.
     “Platform” has the meaning set forth in Section 5.09(c).
     “Pledged Debt” has the meaning set forth in the Security Agreement.
     “Pledged Debt Collateral” has the meaning set forth in the Security Agreement.
     “Pledged Equity Interests” has the meaning set forth in the Security Agreement.
     “Pledged Equity Parties” has the meaning set forth in the Security Agreement.
     “Pool Aircraft” means, as of any date, any aircraft Owned by an Owner Subsidiary that has not been the subject of a sale or other disposition to a Person other than another Owner Subsidiary permitted under Section 2.10 or 5.04 (other than any aircraft so Owned, prior to the Availability Termination, with respect to which an Advance has not yet been made, unless such Aircraft otherwise became a Pool Aircraft prior to the Availability Termination in connection with a Removal, Deemed Removal or other LTV Determination Date).
     “Pool Aircraft Assets” means the Pool Aircraft Collateral and any related Security Deposits or Maintenance Rent.
     “Pool Aircraft Collateral” means all Pool Aircraft, each of the Leases related thereto and the right, title and interest of each relevant Owner Subsidiary in and to the Acquisition Agreement related to such Pool Aircraft.
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     “Pool Specifications” is a collective reference to each of the following requirements with respect to the PS Pool Aircraft at any date of determination:
     (a) the aggregate Appraised Value of a single type of Widebody Aircraft at such time shall not exceed 35% of the aggregate Appraised Value of all PS Pool Aircraft at such time;
     (b) the aggregate Appraised Value of all Widebody Aircraft at such time shall not exceed 55% of the aggregate Appraised Value of all PS Pool Aircraft at such time;
     (c) the aggregate Appraised Value of all Permitted Aircraft Types at such time shall be 100% of the aggregate Appraised Value of all PS Pool Aircraft at such time;
     (d) the aggregate Appraised Value of all PS Pool Aircraft leased to a single Lessee at such time shall not exceed 25% of the aggregate Appraised Value of all PS Pool Aircraft at such time (excluding any PS Pool Aircraft leased to a Lessee that results from the merger of two or more Lessees, if the affected Lease of such PS Pool Aircraft was included in the Collateral prior to such merger);
     (e) the aggregate Appraised Value of all PS Pool Aircraft leased to Lessees based or domiciled in any single country at such time shall not exceed 40% of the aggregate Appraised Value of all PS Pool Aircraft at such time; and
     (f) the Average Age of all PS Pool Aircraft at such time shall not exceed 5.86 years plus the amount of time elapsed since the date of this Agreement, plus 6 months.
     “Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Borrower Parties (or would accrue but for the operation of applicable Debtor Relief Laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.
     “Premium Amount” means, with respect to any principal amount being prepaid, an amount equal to (a) except as provided in clause (c) below, 2% of such principal amount being prepaid if the date of such prepayment is prior to the first anniversary of the Effective Date, (b) except as provided in clause (c) below, 1% of such principal amount being prepaid if the date of such prepayment is on or after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date or (c) $0.00 if (i) the date of such prepayment is on or after the second anniversary of the Effective Date, (ii) such prepayment is made in connection with an LTV Cure other than an LTV Cure to the extent attributable to a Removal or to a Deemed Removal, (iii) such prepayment is made as a result of an Event of Loss of a Pool Aircraft, provided that such prepaid amount does not exceed an amount equal to the Appraised Value of such Pool Aircraft or (iv) pursuant to Section 9.06 (other than clause (iv) thereof).
     “Prohibited Country” has the meaning set forth in Section 3.16.
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     “Protocol” means the Protocol to the Convention on Matters Specific to Aircraft Equipment, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case, as in effect in any applicable jurisdiction from time to time and using the English language version thereof).
     “PS Pool Aircraft” means, until the date of the Availability Termination, the Pool Aircraft and the Undelivered Pool Aircraft and, after the date of the Availability Termination, the Pool Aircraft.
     “Public Lender” has the meaning set forth in Section 5.09(c).
     “Qualified Appraiser” means, with respect to Appraisals used to calculate the Loan-to-Value Ratio as of the Effective Date, each of AVITAS, Inc., Aviation Specialists Group Inc. and Ascend Worldwide Ltd., and with respect to Appraisals used to calculate the Loan-to-Value Ratio as of each subsequent LTV Determination Date, such appraisal firms and any other appraisal firms selected and retained by the Borrower and, if such new appraisal firm is selected as a substitute for an existing firm due to a Borrower-instigated change in appraisers, approved by the Administrative Agent (with the consent, not to be unreasonably withheld or delayed, of the Required Lenders).
     “Records” means all Leases and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software (to the extent permitted by any applicable licenses) and related property rights owned by a Borrower Party) directly related to the Leases and the Pool Aircraft Assets related to the Pool Aircraft and the servicing thereof.
     “Register” has the meaning set forth in Section 9.05(b).
     “Related Pool Aircraft” means, with respect to any Advance Date, each Pool Aircraft with respect to which an Advance is requested on such Advance Date as set forth in the Advance Request with respect to such Advance Date.
     “Relevant Advance Parties” means in respect of an Advance Date and the Related Pool Aircraft, (i) each Owner Subsidiary which holds title to such Related Pool Aircraft, (ii) each Subsidiary Holdco directly holding 100% of the Equity Interests in each such Owner Subsidiary or any Intermediate Lessee referred to in the following clause (iii) and (iii) each Intermediate Lessee (if any) that leases such Related Pool Aircraft.
     “Remaining Aggregate Requested Advance Amount” has the meaning set forth in Section 2.03(b).
     “Removal” has the meaning set forth in Section 5.16(b).
     “Reportable Event” means an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.
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     “Representatives” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
     “Required Cape Town Registrations” means the registration with the International Registry of (i) the International Interest provided for under the Security Agreement with respect to each Aircraft Object in respect of a Pool Aircraft where the relevant Obligor or Lessee is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State; (ii) the International Interest provided for in any Cape Town Lease to which such Owner Subsidiary or Intermediate Lessee is a lessor or lessee; (iii) the assignment to the Collateral Agent of each International Interest described in clause (ii) and assigned to the Collateral Agent hereunder; and (iv) the Contract of Sale with respect to any Pool Aircraft by which title to such Pool Aircraft is conveyed by or to such Owner Subsidiary due to a transfer occurring in connection with such Pool Aircraft becoming a Pool Aircraft, but only if the seller under such Contract of Sale is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State and if such seller agrees to such registration
     “Required Lenders” means Lenders (other than any Defaulting Lenders) holding greater than 50% of the amount equal to the sum of the aggregate amount of the unused Aggregate Commitments plus the aggregate outstanding principal amount of the Loans.
     “Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, each Applicable Foreign Aviation Law applicable to such Person or a Pool Aircraft Owned or operated by it or as to which it has a contractual responsibility.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
     “Sanctions” has the meaning set forth in Section 3.16.
     “Secured Obligations” has the meaning set forth in the Security Agreement.
     “Secured Parties” has the meaning set forth in the Security Agreement.
     “Securities Account” has the meaning set forth in the Security Agreement.
     “Securities Intermediary” has the meaning set forth in the Account Control Agreement.
     “Security Agreement” means the Aircraft Mortgage and Security Agreement by the Borrower Parties party thereto in favor of the Collateral Agent, in substantially the form of Exhibit B hereto, together with any supplements delivered pursuant to Section 2.10(b), Section 2.10(e), Section 4.02(c) or Section 5.02(a) hereof (in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
     “Security Deposit” means any security deposits and any payments made to reinstate security deposits payable by any Lessee under a Lease.
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     “Security Documents” means the Security Agreement, each Charge Over Shares, the Account Control Agreement and each other agreement, supplement, instrument or document executed and delivered pursuant to Section 2.10, Section 4.02 or Section 5.02 to secure any of the Obligations.
     “Six-Month Anniversary” has the meaning set forth in Section 5.16(e).
     “Specified Representation Deficiency” has the meaning set forth in Section 2.10(i).
     “subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any corporation, limited liability company, partnership or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other corporation, limited liability company, partnership or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is otherwise Controlled as of such date, by the parent and/or one or more of its subsidiaries.
     “Subsidiary” means any direct or indirect subsidiary of an Obligor, and includes a trust.
     “Subsidiary Holdco” means CA Subsidiary Holdco and Irish Subsidiary Holdco.
     “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
     “Third Party Event” has the meaning set forth in Section 5.20(a).
     “Title 49” means Title 49 of the United States Code, which, among other things, recodified and replaced the U.S. Federal Aviation Act of 1958, and the rules and regulations promulgated pursuant thereto or any subsequent legislation that amends, supplements or supersedes such provisions.
     “UCC” means the Uniform Commercial Code in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
     “UCC Financing Statement” means any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction and that (i) indicates the applicable Collateral by any description which reasonably approximates the description contained in this Agreement and in the Security Agreement as all applicable assets of the applicable Borrower Party or words of similar effect, regardless of whether any particular asset comprised in such Collateral falls
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within the scope of Article 9 of the UCC or other similar provisions of the UCC Jurisdiction, and (ii) contains any other information required by part 5 of Article 9 of the UCC, or by any other applicable provision under the laws of the UCC Jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment; provided, however, that in addition to any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction, UCC Financing Statements shall include at all times financing statements to be filed in the State of California and the District of Columbia.
     “UCC Jurisdiction” means any Uniform Commercial Code jurisdiction in which the filing of a UCC Financing Statement is effective to perfect a security interest in the Collateral under this Agreement, the Security Agreement, or any other Loan Document.
     “Uncertificated Security” has the meaning set forth in the Security Agreement.
     “Undelivered Pool Aircraft” means, as of any date, the pool of aircraft Owned by ILFC or any of its Subsidiaries (or to be purchased and thereafter so Owned), satisfying each of the following conditions: (x) the Obligors shall each have a good faith intention and, to ILFC’s knowledge, the ability to transfer such aircraft to an Owner Subsidiary prior to the first anniversary of the Effective Date, (y) such aircraft shall be listed on Schedule 3.17(a) attached hereto, as amended, restated or supplemented from time to time pursuant to Section 2.10 and Section 5.09(a)(vii) and (z) no Advance has been made with respect thereto. For the avoidance of doubt, upon the occurrence of the Availability Termination, there shall be no Undelivered Pool Aircraft.
     “United States” means the United States of America.
     “UNSC” has the meaning set forth in Section 3.16.
     “Widebody Aircraft” shall mean Aircraft of each of the following types: (a) Airbus A330, (b) Airbus A350, (c) Boeing 777-200ER, (d) Boeing 777-300ER and (e) Boeing 787.
     “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
     Section 1.02. Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Contracting State”, “Contract of Sale”, “International Interest”, “Professional User Entity”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.
     Section 1.03. Terms Generally. The definitions of terms herein (including those incorporated by reference to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document
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herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     Section 1.04. Accounting Terms; Changes in GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time.
     Section 1.05. Times. Except as otherwise expressly provided herein, all references to times are to such time in New York, New York.
ARTICLE 2
The Credits
     Section 2.01. Commitment. (a) Subject to the terms and conditions and relying on the representations and warranties set forth herein, each Lender agrees to make Loans to the Borrower from time to time on Advance Dates in an aggregate principal amount up to the amount of its Commitment by transfer of the amount of each Loan to the Administrative Agent as described in Section 2.03; provided that the aggregate amount of Loans made by the Lenders on any Advance Date shall not exceed the Maximum Advance Amount for such Advance Date. The Loans and the Commitments hereunder are not revolving and amounts repaid or prepaid may not be reborrowed.
     (b) Any undrawn portion of the Commitments shall automatically terminate immediately upon the occurrence of the Availability Termination. The Commitments once terminated may not be reinstated.
     (c) The Borrower may, by written notice to the Administrative Agent at any time within 45 days after the date of this Agreement, advise of the obtaining of the Incremental Commitments in an aggregate amount equal to the Incremental Loan Amount. Such notice shall set forth (i) the amount of the Incremental Commitments being obtained (the aggregate amount of which shall be equal to the Incremental Loan Amount) and (ii) the date on which such Incremental Commitments are requested to become effective (which shall not be later than 45 days after the date of this Agreement) (the “Incremental Effective Date”). On the Incremental Effective Date, the Borrower shall deliver to the Administrative Agent (i) an Incremental Lender Assumption Agreement (duly executed and delivered by each party thereto), along with all of the attachments thereto. The Administrative Agent shall promptly notify each Lender of the execution and delivery of each Incremental Lender Assumption Agreement. As of an Incremental Effective Date, this Agreement shall be deemed supplemented by the Incremental
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Lender Assumption Agreement, the applicable Incremental Lender shall be a “Lender” hereunder and its Incremental Commitment shall be a “Commitment” hereunder. No existing Lender shall be obligated to become an Incremental Lender.
     Section 2.02. Request to Advance Loans. The Borrower shall request that the Lenders make the Loans on any Advance Date by delivering to the Administrative Agent one or more (by PS Pool Aircraft) notices in writing in the form attached hereto as Exhibit J (collectively with respect to the same Advance Date, an “Advance Request”) no later than 12:00 p.m., New York City time, at least five Business Days before such Advance Date. Such Advance Request shall specify (i) the Advance Date, (ii) the Related Pool Aircraft for such Advance Date (including the Initial Appraised Values thereof) and (iii) the aggregate amount of the Loans to be made on such Advance Date. Each Advance Request shall be revocable, provided that the Borrower shall make any payment related to any revocation of an Advance Request or other failure to borrow any Loan in accordance with Section 2.08(m). Following the receipt of an Advance Request, the Administrative Agent shall promptly notify each Lender thereof including the amount of such Lender’s Catch-Up Advances (if any) and such Lender’s Applicable Percentage of the Aggregate Requested Advance Amount (or Remaining Aggregate Requested Advance Amount, if any Catch-Up Advances will be advanced on such Advance Date pursuant to Section 2.03(b)) for the applicable Advance Date. Each determination by the Administrative Agent of the foregoing, including the amounts of the Catch-Up Advances and the Remaining Aggregate Requested Advance Amount, shall be conclusive as to the amount and calculation thereof and shall ensure that Lenders are obligated to make 100% of the aggregate amount of the Loans to be made on such Advance Date.
     Section 2.03. Advances of Aggregate Requested Advance Amount. (a) On each Advance Date each Lender shall wire the principal amount of its Loan in an amount equal to its Applicable Percentage of the relevant Aggregate Requested Advance Amount (or of the Remaining Aggregate Requested Advance Amount, if any Catch-Up Advances will be advanced on such Advance Date pursuant to Section 2.03(b), and its Catch-Up Amount (if any) in the case of Catch-Up Advances pursuant to Section 2.03(b)), in each case in the principal amount determined by the Administrative Agent, in immediately available funds, by 12:00 p.m., New York City time, on such Advance Date, to the Administrative Agent’s Account.
     (b) If an Advance Date has occurred prior to an Incremental Effective Date, then on each Advance Date occurring after such Incremental Effective Date until the relevant Incremental Lender has advanced its Catch-Up Amount, such Incremental Lender shall wire the principal amount of its Loan in an amount equal to its Applicable Incremental Percentage of the relevant Aggregate Requested Advance Amount (up to an amount equal to its Catch-Up Amount, when taken together with all previous Advances made by such Incremental Lender) (a “Catch-Up Advance”), in each case as determined by the Administrative Agent, in immediately available funds, by 12:00 p.m., New York City time, on such Advance Date, to the Administrative Agent’s Account. If on an Advance Date on which Catch-Up Advances will be made pursuant hereto, all Catch-Up Advances to be advanced by the Incremental Lenders will be equal to an amount less than the relevant Aggregate Requested Advance Amount, the difference between such Aggregate Requested Advance Amount and the Catch-Up Advances to be made on such Advance Date shall be the “Remaining Aggregate Requested Advance Amount” for such Advance Date.
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     (c) On each Advance Date, subject to the terms and conditions herein (including that the Effective Date shall have occurred and the satisfaction of each of the conditions set forth in Section 4.02), promptly upon receipt from each Lender of an amount equal to its Applicable Percentage of the Aggregate Requested Advance Amount as described in Section 2.03(a) (or if applicable, receipt from each Incremental Lender of its Catch-Up Advance, and from each Lender of an amount equal to its Applicable Percentage of any Remaining Aggregate Requested Advance Amount, pursuant to Section 2.03(b)), the Administrative Agent shall transfer to the Borrower (to the account designated in the relevant Advance Request) all such proceeds of the Loans.
     Section 2.04. Interest. (a) Subject to the provisions of this Section 2.04 or except as otherwise provided herein, the Loans shall bear interest at a rate per annum equal to the LIBO Rate for the Interest Period in effect plus the Applicable Margin. Interest shall be computed on the basis of a year of 360 days and actual days elapsed, except that interest computed by reference to the Base Rate at any time which the Base Rate is based on the “prime rate” (as described in the definition of Base Rate) shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is paid on the same day on which it is made shall bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be prima facie evidence thereof.
     (b) If the Borrower shall default in the payment of any principal of or interest on the Loans or any other amount due hereunder, by acceleration or otherwise, then, until such defaulted amount shall have been paid in full, to the extent permitted by law, all such overdue amounts due from the Borrower under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment), payable on demand, at a rate equal to (i) the interest rate otherwise applicable to the Loans pursuant to this Section 2.04 plus (ii) 2.00% per annum.
     (c) Interest accrued on the Loans shall be payable in arrears on each Payment Date, shall be calculated to include the first day of each Interest Period and to, but excluding, the last day of each Interest Period and shall be paid into the Administrative Agent’s Account; provided that (i) interest accrued pursuant to Section 2.04(b) shall be payable on demand and (ii) upon any repayment of the Loans, interest accrued on the principal amount repaid shall be payable on the date of such repayment.
     (d) The Administrative Agent shall determine, in accordance with the terms of this Agreement, each interest rate applicable to the Loans hereunder. The Administrative Agent shall promptly notify the Borrower and the Lenders of each rate of interest so determined, and its determination thereof shall be prima facie evidence thereof.
     Section 2.05. Payment at Maturity; Scheduled Payments; Evidence of Debt. (a) The Borrower agrees to pay to the Lenders on the Maturity Date the then unpaid principal amount of the Loans by deposit into the Administrative Agent’s Account. The unpaid principal amount of the Loans outstanding at any time shall be deemed reduced by any amounts paid by any Obligor pursuant to Article 7 on a dollar-for-dollar basis.
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     (b) The Borrower agrees to pay to the Lenders on each Payment Date commencing on the fifth Payment Date a portion of the outstanding principal amount of the Loans, in an amount equal to 2.5% of the sum of the Loans made on each Advance Date, which amount shall be determined by the Administrative Agent upon the occurrence of the Availability Termination.
     (c) The Administrative Agent shall maintain in accordance with its usual practice a Register evidencing the indebtedness of the Borrower to each Lender resulting from the Loans, including the amounts of principal and interest payable and paid to the Lenders from time to time.
     (d) The entries made in the Register maintained pursuant to subsection (b) of this Section shall be conclusive evidence, absent manifest error, of the existence and amounts of the obligations recorded therein; provided that any failure by the Administrative Agent to maintain such Register or any error therein, which shall be promptly corrected, shall not affect the Borrower’s obligation to repay the Loans to the Lender reflected in the Register as the owner thereof in accordance with the terms of this Agreement.
     (e) Upon request by any Lender, the Borrower shall provide such Lender with a promissory note, substantially in the form of Exhibit F hereto, evidencing the Loans made by the Lender on each Advance Date (each, a “Note”).
     Section 2.06. Optional and Mandatory Prepayments. (a) Optional Prepayments. The Borrower will have the right at any time to prepay the aggregate outstanding principal amount of the Loans in whole or in part in amounts not less than $20,000,000 or increments of $500,000 in excess thereof and otherwise in accordance with the provisions of this Section by deposit into the Administrative Agent’s Account.
     (b) Mandatory Prepayments. The Borrower shall prepay the aggregate outstanding principal amount of the Loans to the extent required pursuant to Section 5.16. For the avoidance of doubt, payments made in order to comply with Section 5.16 may be in any amounts necessary for such compliance.
     (c) Accrued Interest; Premium. Each prepayment of any principal amount of the Loans shall be accompanied by (a) accrued interest on the amount being prepaid to the date of such prepayment and (b) the applicable Premium Amount, if any.
     (d) Notice of Prepayments. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment of the principal amount of the Loans hereunder not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment in the case of a prepayment under Section 2.06(a) (except to cure a Default or Event of Default), and on the date of prepayment (which shall be a Business Day) in the case of a prepayment under Section 2.06(b) or any prepayment being made to cure a Default or Event of Default. Each such notice shall be irrevocable and shall specify the prepayment date, the aggregate principal amount of the Loans to be prepaid.
     (e) Application of Prepayments. All prepayments of principal made prior to the Availability Termination shall be applied pro rata to reduce each installment of principal payable
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under Section 2.05(b) and the balloon payment of principal payable under Section 2.05(a). All other prepayments shall be applied to principal in the inverse order of maturity.
     Section 2.07. Fees. (a) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Agent Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
     (b) The Borrower shall pay to the Administrative Agent for the account of each Lender for such Lender’s account fees in the amounts and at the times specified in the Lender Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever
     (c) On each Payment Date until the Payment Date on or immediately succeeding the date the Availability Termination occurs, the Borrower shall pay to each Lender (other than any Defaulting Lender) the accrued and unpaid portion of a commitment fee on the daily unused amount of the Commitment of such Lender for the period from the date hereof in the case of Lenders that are not Incremental Lenders and, from the Incremental Effective Date of its Incremental Commitment in the case of an Incremental Lender, in each case until the date the Availability Termination occurs, at a rate equal to 0.75% per annum (calculated in arrears on the basis of a 360-day year).
     Section 2.08. Taxes; Increased Costs; Etc. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall, to the extent permitted by applicable Laws, be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Borrower or the Administrative Agent to withhold or deduct any Tax (i) such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below; (ii) the Borrower or the Administrative Agent, as the case may be, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law; and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower shall be increased as necessary so that after any such required withholding or the making of all such required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or the Lender, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.
     (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.
     (c) Tax Indemnifications. (i) Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section)
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withheld or deducted by the Borrower or the Administrative Agent from payments made under this Agreement (to the extent no increased payment has been made in accordance with Section 2.08(a) on account of such withholding or deduction) or paid by the Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
     (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 2.08, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.
     (e) Status of Lenders; Tax Documentation. (i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.
          (ii) Without limiting the generality of the foregoing;
               (A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable United States federal Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and
               (B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of United States federal withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient)
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on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
               (1) executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
               (2) executed originals of Internal Revenue Service Form W-8ECI,
               (3) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,
               (4) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or
               (5) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
          (iii) Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) at the request and expense of the Borrower, take such steps as shall not be materially disadvantageous to it as determined in the sole good faith discretion of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for Indemnified Taxes from amounts payable to such Lender.
     (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund (or credit or offset against an Excluded Tax in lieu of a cash refund of a Tax or Other Tax) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall, unless an Event of Default has occurred and is continuing, pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes
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or Other Taxes giving rise to such refund (or credit or offset)), net of all Taxes resulting from such refund and out-of-pocket expenses incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund (or credit or offset)), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential in its sole good faith discretion) to the Borrower or any other Person.
     (g) Illegality; Impracticality; Increased Costs. (i) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, as a result of contingencies occurring after the date hereof (provided that the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted) which materially and adversely affect the London interbank market or the position of such Lender in that market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), (A) in the case of illegality, only if it is possible to eliminate such illegality by converting the Loans to Loans bearing interest based on the Base Rate, and in the case of another circumstance described above not constituting illegality, all Loans of such Lender shall thereafter be converted to Loans that bear interest at a rate equal to the Base Rate plus the Applicable Margin either on the last day of the Interest Period therefore, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans or (B) otherwise, solely in the case of illegality, prepay all Loans of such Lender either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment, the Borrower shall also pay accrued interest on the amount so prepaid.
     (h) If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement);
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     (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 2.08 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or
     (iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement made by such Lender or participation therein (except any reserve requirement);
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any Loan), or to reduce the amount of any sum received or receivable by such Lender under or in respect of the Loan Documents then, within 10 Business Days after demand by such Lender, the Borrower will, without duplication of any other amount payable under this Section 2.08 or Section 2.09, pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
     (i) If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or reserve requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
     (j) A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and certifying that such amounts were calculated on an accurate, fair and non-discriminatory basis and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
     (k) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
     (l) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency
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funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.
     (m) Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall, within 10 days of such demand, compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
     (i) any conversion, payment or prepayment of any Loans on a day other than the last day of the Interest Period (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
     (ii) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay or borrow any Loans on the date or in the amount notified by the Borrower; or
     (iii) any assignment of a Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 9.06;
(for the avoidance of doubt, such loss, cost or expense shall exclude any loss of anticipated profits and shall include any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loans). For purposes of calculating amounts payable by the Borrower to the Lenders under this clause (m), each Lender shall be deemed to have funded each Loan made by it at the LIBO Rate by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Loan was in fact so funded, with the result that the Borrower’s obligation to compensate each Lender for its loss, profit and expense as provided in this clause (m) shall be deemed to be in the amount of the excess, if any, of the interest at such LIBO Rate on the applicable amount for the remainder of such Interest Period over interest at the LIBO Rate as it would be in effect if quoted on the applicable date on the applicable amount for the remainder of the Interest Period.
     (n) If any Lender requests compensation, the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender or if any Lender gives a notice under this Section 2.08, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 2.08 in the future, or eliminate the need for the notice pursuant to this Section 2.08, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
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     (o) If a Market Disruption Event occurs with respect to any Interest Period, the Administrative Agent shall promptly notify the Borrower, and so long as the Market Disruption Event shall continue, the rate of interest (the “Market Disruption Interest Rate”) on each affected Lender’s Loans, for such Interest Period, will be the sum of (a) the Applicable Margin minus 0.50%; and (b) a rate which expresses as a percentage rate per annum the cost to such Lender of funding its outstanding Loans for such Interest Period from whatever source (the “Market Disruption Cost of Funds”).
     Each affected Lender shall provide a certificate from an authorized officer of such Lender having financial responsibilities to the Administrative Agent of its Market Disruption Cost of Funds for each Interest Period with respect to which a Market Disruption Interest Rate shall apply. Such certificate shall be conclusive and shall constitute a certification by such Lender that the interest rate so provided is an accurate and fair calculation of its funding costs for such period, which assessment has been made on a fair and non-discriminatory basis relative to similarly situated borrowers and does not include any mark up, fees, premiums, overhead allocations or other amounts not constituting the interest expense-type cost of obtaining such funding.
     Each Market Disruption Event shall be deemed to be in existence only for the Interest Period in respect of which the notice to the Borrower provided for above was given, and shall be deemed to cease to occur for any subsequent Interest Period unless the Administrative Agent or affected Lenders (as applicable) make the determination that a Market Disruption Event exists for such subsequent Interest Period, in which case the applicable procedures described above shall be followed again for such subsequent Interest Period, including the notice by the Administrative Agent to the Borrower and delivery of the officer’s certificate described above. There cannot be more than one Market Disruption Event applicable for any Interest Period.
     The Borrower will have the right to require the Administrative Agent and each affected Lender to consult with the Borrower in good faith for a period of not less than 30 Business Days with a view to agreeing a substitute basis for determining the rate of interest for the relevant Interest Period (which substitute basis may include alternative currencies, interest periods and/or alternative rates of interest, without limitation).
     (p) All of the Borrower’s obligations under this Section 2.08 shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
     Section 2.09. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly (on the same day received, subject to the next sentence) distribute to each Lender its Applicable Percentage in respect of the relevant Loans (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent
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after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.
     (b) If at any time insufficient funds are received by the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied as follows: first, to pay interest and fees then due hereunder ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties and second, to pay principal then due hereunder ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
     (c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to such Loan are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest, on the same day received (provided that all payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day).
     (d) Unless the Administrative Agent shall have received notice from a Lender prior to any Advance Date that such Lender will not make available to the Administrative Agent such Lender’s share of such Loans on such Advance Date, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the Base Rate plus the Applicable Margin. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Loans to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
     Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in
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reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
     A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.
     (e) The obligations of the Lenders hereunder are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.
     (f) Except for a payment pursuant to Section 9.06, if any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
     (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
     (ii) the provisions of this subsection (f) shall not be construed to apply to any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), other than an assignment to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions this subsection (f) shall apply).
Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.
     Section 2.10. Changes to the Designated Pool; Intermediate Lessees; Release of a Subsidiary Holdco.
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     (a) Removal of Pool Aircraft from the Designated Pool; Modifications to the Designated Pool. The Borrower may remove any PS Pool Aircraft (and, subject to Sections 2.10(d) and (h), each related Owner Subsidiary and Intermediate Lessee) from the Designated Pool if (i) the Borrower shall have provided at least five Business Days’ revocable prior written notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders) prior to any such removal in the case of a Pool Aircraft, and one (1) Business Day prior written notice in the case of an Undelivered Pool Aircraft, (ii) after giving pro forma effect to such removal of any Pool Aircraft and any addition of a Non-Pool Aircraft and/or Interim Cash, the Borrower shall be in compliance with Section 5.16(a) and (iii) after giving pro forma effect to such removal of any Undelivered Pool Aircraft prior to the first anniversary of the date hereof and any addition of a Non-Pool Aircraft, the Pool Specifications shall be satisfied; provided that, if a Default shall occur or be reasonably expected to occur relating to a particular Owner Subsidiary, Intermediate Lessee or PS Pool Aircraft, the Borrower may remove such PS Pool Aircraft (and, subject to Sections 2.10(d) and (h), each related Owner Subsidiary and Intermediate Lessee) from the Designated Pool if the Borrower shall have provided prior written notice to the Lender Parties on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) and if, after giving pro forma effect to such removal, the Borrower is in compliance with Section 5.16(a). Upon satisfaction of the conditions set forth in the preceding sentence with respect to any PS Pool Aircraft, the Collateral Agent’s security interest in, and Lien on, the Collateral directly related to such PS Pool Aircraft (including, subject to Sections 2.10(d) and (h), in respect of the related Owner Subsidiary and Intermediate Lessee) shall be automatically released and Schedule 3.17(a) shall be amended to reflect the removal of such PS Pool Aircraft from the Designated Pool. The Collateral Agent shall promptly execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence its release of the security interests in, and Liens on, the relevant Collateral related to the relevant Pool Aircraft (including, subject to Sections 2.10(d) and (h), in respect of the related Owner Subsidiary and Intermediate Lessee). From time to time prior to the Final Advance Date, in respect of Undelivered Pool Aircraft, in accordance with the terms hereof, the Obligors shall update the Designated Pool to ensure each Undelivered Pool Aircraft set forth on Schedule 3.17(a) shall constitute an Aircraft for which the Obligors have a good faith intention and, to ILFC’s knowledge, ability to transfer to an Owner Subsidiary prior to the first anniversary of the Effective Date. The Obligors will use reasonable commercial efforts to cause each Undelivered Aircraft to become a Pool Aircraft prior to the first anniversary of the Effective Date.
     (b) Addition of Non-Pool Aircraft to the Designated Pool. The Borrower may add any Aircraft to the Designated Pool at any time upon notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders); provided that:
     (i) if such Aircraft is to be a Pool Aircraft, such Aircraft is Owned by an Owner Subsidiary at the time such Aircraft becomes a Pool Aircraft and such Owner Subsidiary has good and marketable legal title to such Pool Aircraft, free and clear of Liens other than Permitted Liens;
     (ii) (A) the Borrower shall have provided three Appraisals of such Aircraft from Qualified Appraisers, each as of a date within 20 days of the date such Aircraft is added to the Designated Pool, (B) the Borrower shall have provided to the Administrative Agent
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(who shall promptly deliver such information to the Lenders) an updated table describing the Designated Pool (after giving pro forma effect to such addition) in the form set forth in Part C of Annex V to the form of LTV Certificate in Exhibit I, (C) if such Aircraft is to be a Pool Aircraft, after giving pro forma effect to such addition, the Borrower shall be in compliance with Section 5.16(a), and (D) if such Aircraft is to be an Undelivered Pool Aircraft, after giving pro forma effect to such addition prior to the first anniversary of the date hereof, the Pool Specifications shall be satisfied;
     (iii) in respect of Pool Aircraft, the relevant Owner Subsidiary shall be (or shall be in the process of becoming in due course), as and to the extent permitted in the country of registration of such Pool Aircraft, registered as the owner and a lessor with respect to such Pool Aircraft if applicable under the law of such country of registration and such Owner Subsidiary has made the Required Cape Town Registrations;
     (iv) in respect of Pool Aircraft, the relevant Borrower Parties shall have executed and delivered to the Administrative Agent and the Collateral Agent a Grantor Supplement and/or Collateral Supplement (as applicable) and such certificates, opinions and documents (including UCC Financing Statements, charge documents and registrations and recordings with the FAA (if applicable) and the International Registry) as are required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in, and Lien on, the Collateral related to the relevant Pool Aircraft and each relevant Owner Subsidiary (in each case, to the extent of the Express Perfection Requirements);
     (v) each relevant Owner Subsidiary that Owns such Pool Aircraft shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement; and
     (vi) no Default or Event of Default shall result from such addition.
     (c) Intermediate Lessees. In connection with (i) the replacement of any Lease of any Pool Aircraft, (ii) the addition of Non-Pool Aircraft to the Designated Pool, (iii) any Requirement of Law or (iv) a request by a Lessee, the Owner Subsidiary or Intermediate Lessee shall be entitled, by giving notice to the Administrative Agent, to enter into one or more Intermediate Leases with one or more Intermediate Lessees with respect to such Pool Aircraft or to hold, directly or indirectly, 100% of the Equity Interests in another Intermediate Lessee; provided that:
     (i) such Intermediate Lessee that is a lessor shall have executed and delivered to the Administrative Agent and the Collateral Agent such certificates, opinions and documents (including registrations and recordings with the FAA (if applicable), the International Registry and/or any Applicable Foreign Aviation Law) as are required to evidence such Intermediate Lessee as the lessor of such Pool Aircraft;
     (ii) such Intermediate Lessee that is a lessor shall be (or shall be in the process of becoming in due course), as and to the extent permitted in the country of registration of such Pool Aircraft, registered as a lessor with respect to such Pool Aircraft and an Owner
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Subsidiary shall be, as and to the extent permitted in the country of registration of such Pool Aircraft, or shall be in the process of becoming in due course, registered as the owner with respect to such Pool Aircraft and such Owner Subsidiary has made the Required Cape Town Registrations, if applicable;
     (iii) the relevant Borrower Parties shall have executed and delivered to the Administrative Agent and the Collateral Agent a Grantor Supplement and/or Collateral Supplement (as applicable) and such certificates, opinions and documents (including UCC Financing Statements and charge documents) as are required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in, and Lien on, the Collateral related to the relevant Pool Aircraft and Intermediate Lessee (to the extent required under the Express Perfection Requirements); and
     (iv) such Intermediate Lessee shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement.
     (d) Termination of Intermediate Lessee’s Status. The relevant Subsidiary Holdco may from time to time, upon not less than five Business Days’ revocable prior written notice from such Subsidiary Holdco to the Administrative Agent, at any time and from time to time assign the Equity Interests in an Intermediate Lessee to any Person or otherwise terminate an Intermediate Lessee’s status as such, provided that such Intermediate Lessee is not party to an Intermediate Lease or a Lease or will not be at the time such transfer or other termination of such Intermediate Lessee’s status as such takes effect. If an Intermediate Lessee’s status is terminated as such, the Collateral Agent’s security interests in and Liens on, the assets of such Intermediate Lessee, and the obligations of such Intermediate Lessee in respect of Guaranteed Obligations or other obligations under the Loan Documents shall be automatically released. The Collateral Agent shall promptly execute and deliver to the Borrower, at Borrower’s expense, all documents that Borrower shall reasonably request to evidence the release of the security interests in and Liens on the applicable assets, and the release of the Guaranteed Obligations and other obligations under the Loan Documents, released in accordance with the previous sentence.
     (e) Inter-Obligor Transfers. Any Obligor shall be entitled, by giving notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders), to permit a Pool Aircraft to be Owned by an Owner Subsidiary or leased by an Intermediate Lessee (including by transferring such Ownership from one Owner Subsidiary to another or by transferring such Lease from one Intermediate Lessee to another or interposing additional Intermediate Lessees); provided, that:
     (i) each relevant Borrower Party shall have executed and delivered to the Collateral Agent a Grantor Supplement and/or a Collateral Supplement (as applicable) and such certificates, opinions and documents (including UCC financing statements, registrations and recordings with the FAA (if applicable) and the International Registry) as are required to grant to the Collateral Agent a perfected security interest in, and Lien on, the Collateral held by such Owner Subsidiary or Intermediate Lessee (it being understood and agreed that only the Express Perfection Requirements shall be required to be satisfied);
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     (ii) each relevant Borrower Party shall be (or shall be in the process of becoming in due course), as and to the extent permitted in the country of registration of such Pool Aircraft, registered as an owner and/or lessor with respect to such Pool Aircraft subject to the Local Requirements Exception and such relevant Borrower Parties have made the Required Cape Town Registrations, if applicable;
     (iii) subject to the Local Requirements Exception, a Subsidiary Holdco or an Owner Subsidiary shall Own all of the Equity Interests in such Owner Subsidiary or Intermediate Lessee and shall have executed and delivered to the Collateral Agent (1) a Collateral Supplement, (2) if applicable, the original beneficial interest certificate evidencing such Obligor’s beneficial interest in the Owner Subsidiary or Intermediate Lessee and (3) such certificates, opinions and documents (including UCC Financing Statements and charge documents) as are required by the Express Perfection Requirements to grant to the Collateral Agent a perfected security interest in, and Lien on, the Equity Interests held by such Obligor in such Owner Subsidiary or Intermediate Lessee; and
     (iv) each such Owner Subsidiary and Intermediate Lessee shall have executed and delivered to the Administrative Agent an Obligor Assumption Agreement.
     (f) Requirements Following Additions to Designated Pool. In the event that a Lease in respect of a PS Pool Aircraft did not or was in good faith believed not to constitute an International Interest when entered into but such Lease either was or has since become an International Interest such that at the time such PS Pool Aircraft becomes a Pool Aircraft or at any time thereafter such Lease is an International Interest, or such Lease was an International Interest when entered into but because of administrative difficulties with the Lessee thereunder or, if applicable, the designated entry point, or became an International Interest any time thereafter, it was impractical to effect registration thereof on the International Registry, the Required Cape Town Registrations with respect to such International Interest in such Lease shall be made as promptly as practical after such Aircraft becomes a Pool Aircraft or, if later, when such Lease becomes an International Interest, but in any event no later than 120 days after such date such Aircraft becomes a Pool Aircraft or, if later, when such Lease becomes and International Interest, including with respect to Aircraft that are Pool Aircraft on the Effective Date. Otherwise, Required Cape Town Registrations with respect to International Interests in Leases to which a PS Pool Aircraft is subject shall be made as promptly as practicable after such Aircraft becomes a Pool Aircraft but in any event within 7 days after such PS Pool Aircraft becomes a Pool Aircraft.
     (g) Release of Cash Collateral. Any Account Collateral consisting of Interim Cash held by the Collateral Agent shall be released in accordance with Section 5.16(c). Any Account Collateral consisting of insurance proceeds held by the Collateral Agent shall be released as described in Schedule V of the Security Agreement.
     (h) Termination of Owner Subsidiary’s Status. A Borrower Party may at any time and from time to time, upon not less than five Business Days’ revocable prior written notice from the Borrower to the Collateral Agent, assign or otherwise transfer the Equity Interests in an Owner Subsidiary to any Person that is not a Subsidiary of the Borrower or otherwise terminate an
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Owner Subsidiary’s status as such, provided that such Owner Subsidiary (i) does not, or will not at the time such transfer or other termination of such Owner Subsidiary’s status as such takes effect, Own (nor hold the Equity Interests in an Owner Subsidiary that Owns) any Pool Aircraft and (ii) is not, or will not be at the time such transfer or other termination of such Intermediate Lessee’s status as such takes effect, a party to (nor hold the Equity Interests in any Intermediate Lessee that is a party to) any Lease or Intermediate Lease. If an Owner Subsidiary’s status is terminated as such, the Collateral Agent’s security interests in, and Liens on, the assets of and the Equity Interest in such Owner Subsidiary, and such Owner Subsidiary’s liability for Guaranteed Obligations or other obligations under the Loan Documents, shall be automatically released. The Collateral Agent shall promptly execute and deliver to the Borrower, at the Borrower’s expense, all documents that the Borrower shall reasonably request to evidence its release of the security interests in and Liens on the applicable assets, and the release of the Guaranteed Obligations and other obligations under the Loan Documents, released in accordance with the previous sentence.
     (i) Specified Representation Deficiency. Notwithstanding anything to the contrary herein, the status of any direct Subsidiary of a Subsidiary Holdco as an Owner Subsidiary or an Intermediate Lessee shall terminate, for purposes of the calculation of the Loan-to-Value Ratio only (until the Specified Representation Deficiency with respect to such Subsidiary no longer exists or the status of such Subsidiary as an Owner Subsidiary or an Intermediate Lessee is terminated as such for all purposes in accordance with this Agreement), on the date the notice referenced below has been given or was required to have been given, such Subsidiary Holdco and such Subsidiary are not able to make any of the representations set forth below with respect to such Subsidiary at such time and any Pool Aircraft leased by it shall immediately be deemed to have an Appraised Value of $0.00 (the occurrence of such situation with respect to such Subsidiary, a “Specified Representation Deficiency”) (provided that, for purposes of clarification, no Specified Representation Deficiency shall result in a Default or Event of Default except pursuant to Section 5.16(d) or (f) and further agreed that none of the following clauses below shall be applicable in respect of items relating to the Security Documents or the Collateral to the extent not required under the Express Perfection Requirements):
     (i) Such Subsidiary is subject to civil and commercial laws with respect to its Obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Subsidiary, the “Applicable Subsidiary Documents”), and the execution, delivery and performance by such Subsidiary of the Applicable Subsidiary Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Subsidiary nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Subsidiary is organized and existing in respect of its obligations under the Applicable Subsidiary Documents.
     (ii) The Applicable Subsidiary Documents are in proper legal form under the laws of the jurisdiction in which such Subsidiary is organized and existing for the enforcement thereof against such Subsidiary under the laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Documents.
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     (iii) It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Documents that the Applicable Subsidiary Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Subsidiary is organized and existing or that any registration charge or stamp or similar tax be paid at such time on or in respect of the Applicable Subsidiary Documents or any other document, except for (1) any such filing, registration, recording, execution or notarization as has been made and (2) any charge or tax as has been timely paid.
     (iv) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the Subsidiary’s jurisdiction of organization or Tax residence or in which the Subsidiary has an office either (A) on or by virtue of the execution or delivery of the Applicable Subsidiary Documents or (B) on any payment to be made at such time by such Subsidiary pursuant to the Applicable Subsidiary Documents, except (i) for Excluded Taxes described in clause (c), (d) or (e) of the definition of such term or (ii) as has been disclosed to the Administrative Agent and is not material (as determined by the Administrative Agent acting reasonably) or (iii) in the case of clause (A), as have been paid.
     (v) The execution, delivery and performance of the Applicable Subsidiary Documents executed by such Subsidiary are, under applicable foreign exchange control regulations of the jurisdiction in which such Subsidiary is organized and existing, not subject to any notification or authorization at such time except (A) such as have been made or obtained or (B) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (B) shall be made or obtained as soon as is reasonably practicable).
     The Borrower or the relevant Subsidiary Holdco agrees to give prompt notice (not to exceed five (5) Business Days) to the Administrative Agent after it obtains knowledge of any Specified Representation Deficiency and, upon such notice, will provide a LTV Certificate as of the date of such notice giving pro forma effect to removal of such Subsidiary as an Obligor.
     (j) Release of Subsidiary Holdco. A Subsidiary Holdco will be released from its obligations under the Loan Documents if (i) the Borrower shall have provided at least twenty (20) days’ revocable prior written notice to the Administrative Agent (who shall promptly deliver such notice to the Lenders) prior to any such proposed release, identifying the relevant Subsidiary Holdco to be released, (ii) such Subsidiary Holdco shall not hold directly or indirectly any of the Equity Interests in any Owner Subsidiary nor any Intermediate Lessee and (iii) after giving pro forma effect to such release of such Subsidiary Holdco, the Borrower shall be in compliance with Section 5.16(a). Upon satisfaction of the conditions set forth in the preceding sentence with respect to any Subsidiary Holdco, (x) the Collateral Agent’s security interest in, and Lien on, any equity interest in any Person held by such Subsidiary Holdco shall be released and (y) such Subsidiary Holdco shall be released from its obligations under the Loan Documents. The Collateral Agent shall promptly execute and deliver to the relevant Subsidiary Holdco, at the Borrower’s expense, all documents that such Subsidiary Holdco shall reasonably request to evidence its release of the security interests in, and Liens on, any equity interests held
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by such Subsidiary Holdco and the release of such Subsidiary Holdco from its obligations under the Loan Documents.
     (k) Addition of Incremental Lender. If an Incremental Lender becomes a Lender pursuant to Section 2.01(c), the PS Pool Aircraft as of the applicable Incremental Effective Date shall consist of the PS Pool Aircraft immediately prior to such Incremental Effective Date, plus the Aircraft set forth on Exhibit M.
     Section 2.11. Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
     (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02 and the Defaulting Lender shall have no right to payment of any Fees or expenses or payments under Sections 2.08, 2.09 or 9.03 or to transfer its Loans or participate on interest therein without the Borrower’s consent.
     (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Event of Default shall have occurred and be continuing), to the funding of the Loans in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreements, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund its Loans; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default shall have occurred and be continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Article 4 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
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     (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing (such agreement not to be unreasonably withheld) that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, take such actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively or with duplication with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
ARTICLE 3
Representations and Warranties
     The Borrower and each other Obligor represents to the Lender Parties on the Effective Date (and, in the case of an Advance Date, with respect to any of the below representations or warranties relating to any Obligor that on such Advance Date is also a Relevant Advance Party, on such Advance Date) that:
     Section 3.01. Organization, etc. Each Obligor is a Person duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of such Obligor’s organization; and such Obligor has the power and authority to own its property and to carry on its business as now being conducted and is duly qualified and, if applicable, in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.
     Section 3.02. Authorization; Consents; No Conflict. The execution and delivery by such Obligor of any Loan Document to which it is a party and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby (a) are within its organizational powers, (b) have been duly authorized by all necessary corporate action, (c) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Material Adverse Effect, (d) do not and will not contravene, constitute a default under or conflict with any provision of (i) Law, (ii) any judgment, decree or order to which any Obligor is a party or by which it is bound, (iii) any Obligor’s Operating Documents or Organizational Documents or (iv) any provision of any agreement or instrument binding on any Obligor, or any agreement or instrument of which such Obligor is aware affecting the properties of such Obligor, except with respect to (d)(i), (ii) and (iv) above, for any such contravention or conflict which could not reasonably be expected to
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have a Material Adverse Effect and (e) do not and will not result in or require the creation or imposition of any Adverse Claim on any of such Obligor’s properties, other than the Security Documents. Each of the Loan Documents to which such Obligor is a party has been duly authorized, executed and delivered by such Obligor.
     Section 3.03. Validity and Binding Nature. This Agreement and the other Loan Documents to which such Obligor is a party constitute (or will constitute when duly executed and delivered) legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms, subject to bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     Section 3.04. Financial Statements. ILFC’s audited consolidated financial statements as at December 31, 2010, copies of which have been furnished to each Lender, have been prepared in accordance with GAAP and fairly present the financial condition of ILFC and its Subsidiaries as at such date and the results of their operations for the period then ended.
     Section 3.05. Litigation and Contingent Liabilities. All Litigation Actions, taken as a whole, could not reasonably be expected to have a Material Adverse Effect. Other than any liability incident to such Litigation Actions or provided for or disclosed in the financial statements referred to in Section 3.04, and other than as set forth in ILFC’s filings with the Securities and Exchange Commission, no Obligor has any contingent liabilities which are material to its business, credit, operations or financial condition of the Obligors taken as a whole.
     Section 3.06. Security Interest.
     (a) The Security Agreement creates a valid and (upon the taking of the actions required hereby or thereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest under the laws of the United States, Ireland and each Other Relevant Jurisdiction have been (or in the case of future Collateral will be) duly taken, enforceable against the applicable Borrower Parties and creditors of and purchasers from such Borrower Parties, except in each case to the extent not required under the Express Perfection Requirements. Subject to the Local Requirements Exception, the relevant Owner Subsidiary has good and marketable legal title to its respective Pool Aircraft, free and clear of Liens other than Permitted Liens.
     (b) None of the Collateral has been sold or is currently pledged, assigned or otherwise encumbered other than pursuant to the terms hereof or of the Security Documents and except for Permitted Liens, no Collateral is described in (i) any UCC financing statements filed against any Obligor other than UCC financing statements which have been terminated (or agreed to be terminated by the secured parties referenced therein) and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry, or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been terminated (or agreed to be terminated by the secured parties referenced therein) or that have been made in connection with
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Permitted Liens, the Security Agreement or any other Security Document in favor of the Collateral Agent, for the benefit of the Secured Parties, or, with respect to the Leases, in favor of the Borrower Parties or the Lessee thereunder.
     (c) The rights and obligations of each Owner Subsidiary and each Intermediate Lessee (as lessor, as applicable) under the Leases to which it is a party with respect to the Pool Aircraft are held free and clear of any Adverse Claim other than Permitted Liens.
     Section 3.07. Employee Benefit Plans. Each employee benefit plan (as defined in Section 3(3) of ERISA) maintained or sponsored by ILFC or any Subsidiary complies in all material respects with all applicable requirements of law and regulations. During the 12-consecutive-month period prior to the execution and delivery of this Agreement, no ERISA Event has occurred, except in any such case for events which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Neither ILFC nor any ERISA Affiliate is a member of, or contributes to, any Multiemployer Plan as to which the potential Withdrawal Liability based upon the most recent actuarial report could reasonably be expected to have a Material Adverse Effect. Neither ILFC nor any Subsidiary has any material contingent liability with respect to any post retirement benefit under an employee welfare benefit plan (as defined in section 3(i) of ERISA), other than liability for continuation coverage described in Part 6 of Title I of ERISA.
     Section 3.08. Investment Company Act. No Obligor is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Obligor is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.
     Section 3.09. Regulation U. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board). No proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.
     Section 3.10. Information. (a) All written information furnished by or on behalf of any Obligor to any Lender Party in connection with this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, on the date furnished (and when taken in connection with previous information so furnished, and the information contained in ILFC’s filings with the Securities and Exchange Commission) shall have been, to the best of ILFC’s knowledge after due inquiry, true and accurate in every material respect as of the date of such information, and none of such information contains any material misstatement of fact or omits to state any material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes an opinion or forecast, ILFC represents only that it acted in good faith and utilized assumptions reasonable at the time made (based upon accounting principles consistent with the historical audited financial
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statements of ILFC) and exercised due care in the preparation of such information, report, financial statement, exhibit or schedule, it being understood that projections may vary from actual results and that such variances may be material.
     (b) All information furnished by ILFC to any Lender Party on and after the date hereof shall be, to the best of ILFC’s knowledge after due inquiry, true and accurate in every material respect as of the date of such information, and none of such information shall (and when taken in connection with previous information so furnished, and the information contained in ILFC’s filings with the Securities and Exchange Commission) contain any material misstatement of fact or shall omit to state any material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes an opinion or forecast, ILFC represents only that it acted in good faith and utilized assumptions reasonable at the time made (based upon accounting principles consistent with the historical audited financial statements of ILFC) and exercised due care in the preparation of such information, report, financial statement, exhibit or schedule, it being understood that projections may vary from actual results and that such variances may be material.
     Section 3.11. Compliance with Applicable Laws, etc. Each Obligor is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (including ERISA) applicable to it, except for noncompliance that could not reasonably be expected to have a Material Adverse Effect. No Obligor is in default under any agreement or instrument to which such Obligor is a party or by which it or any of its properties or assets is bound, which default could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.
     Section 3.12. Insurance. Each Obligor maintains, or has caused to be maintained, insurance as required by the Security Agreement.
     Section 3.13. Taxes. Each Obligor has filed all Tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been established, and except where failure to files such returns or pay such Taxes, individually or in the aggregate, cannot reasonably be expected to have a Material Adverse Effect.
     Section 3.14. Obligor Information. Schedule 3.14, as updated from time to time in writing to the Lender Parties, accurately sets forth with respect to each Obligor (i) the location of its chief executive office, (ii) its jurisdiction of incorporation, (iii) its entity type and (iv) its employer or taxpayer identification number (if any) issued by its jurisdiction of incorporation. Each Obligor only has one jurisdiction of incorporation.
     Section 3.15. Solvency. As of the Effective Date (and as also reflected on ILFC’s consolidated balance sheet dated as of December 31, 2010, and confirmed by the Appraisals dated as of January 1, 2011, delivered to the Administrative Agent as a condition to the occurrence of the Effective Date), the fair value of the assets of each of (x) ILFC and (y) the
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Borrower and its Subsidiaries taken as a whole, exceed their respective liabilities. As of the Effective Date, neither the Obligors taken as a whole nor ILFC nor the Borrower is or will be rendered insolvent as a result of the transactions contemplated by this Agreement and the other Loan Documents.
     Section 3.16. Sanctions. None of the Obligors, any of their Subsidiaries or any director, officer, employee, agent, affiliate or representative of any Obligor or any of its Subsidiaries is a Person that is, or is owned or controlled by a Person that is, (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), the Government of Ireland or other sanctions authority relevant in the United States, Ireland or any other jurisdiction of incorporation or formation of any Obligor (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (each, a “Prohibited Country”). The Prohibited Countries as of the date hereof are listed on Annex 1.
     Section 3.17. Description of Aircraft and Leases, Etc.
     (a) Schedule 3.17(a) attached hereto, as amended from time to time pursuant to Section 2.10 and Section 5.09(a)(vii) hereof is a true and correct list of all PS Pool Aircraft and the country of registration of such PS Pool Aircraft.
     (b) Schedule 3.17(b) attached hereto, as supplemented from time to time pursuant to Section 2.10 and Section 5.09(a)(vii), is a true and correct list of all Leases (including, without limitation, any head leases) in effect with respect to the PS Pool Aircraft and the name and jurisdiction of organization or incorporation of the applicable Lessees.
     Section 3.18. Ownership. ILFC or a Subsidiary thereof Owns (or has contracted to Own) each PS Pool Aircraft. Subject to the Local Requirements Exception, an Owner Subsidiary Owns each Pool Aircraft. Parent Holdco holds 100% of the Equity Interest in the Borrower. The Borrower holds 100% of the Equity Interest in each of CA Subsidiary Holdco and Irish Subsidiary Holdco. As of each Advance Date, (i) a Subsidiary Holdco or an Owner Subsidiary holds 100% of the Equity Interest, and a Subsidiary Holdco directly or indirectly holds 100% of the Equity Interest, in each Owner Subsidiary that Owns a Related Pool Aircraft, and a Subsidiary Holdco directly or indirectly holds 100% of the Equity Interest in each Owner Subsidiary and (ii) if applicable, a Subsidiary Holdco or an Owner Subsidiary or Intermediate Lessee holds 100% of the Equity Interest, and a Subsidiary Holdco directly or indirectly holds 100% of the Equity Interest, in each Intermediate Lessee that leases a Related Pool Aircraft.
     Section 3.19. Lessee Consent. As of each Advance Date, each Lessee of each Related Pool Aircraft has provided a consent to the extent required by the Cape Town Convention for an assignment of an International Interest in respect of the applicable Lease to be enforceable against such Lessee.
     Section 3.20. Use of Proceeds. The proceeds of the Loans will be used by the Borrower (a) to pay indebtedness of ILFC or its Subsidiaries outstanding as of the Effective Date, (b) to pay interest, fees and expenses payable on such indebtedness or payable hereunder and (c) for general corporate purposes.
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ARTICLE 4
Conditions
     Section 4.01. Effective Date. The obligations of each Lender hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
     (a) The Administrative Agent (or its counsel) shall have received from each party hereto executed counterparts of this Agreement, including sufficient original executed counterparts for each Lender.
     (b) The Administrative Agent (or its counsel) shall have received from each party thereto executed counterparts of the Intercreditor Agreement.
     (c) The Collateral Agent shall have received from each party thereto executed counterparts of the Security Agreement and the Charge Over Shares in respect of the Irish Subsidiary Holdco.
     (d) The Collateral Account shall have been established and the Administrative Agent shall have received from the Borrower, the Securities Intermediary and the Collateral Agent executed counterparts to the Account Control Agreement.
     (e) The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated the Effective Date) of each of Clifford Chance US LLP with respect to New York law, in-house counsel to ILFC with respect to California law and other matters, and A&L Goodbody with respect to Irish law, each counsel for the Obligors, in the form of Exhibit D-1A, D-1B and D-1C (as applicable) hereto, it being understood that no Lender is obligated to sign this Agreement if such forms are not acceptable to it. The Obligors hereby request such counsel to deliver such opinions.
     (f) The Collateral Agent shall have received UCC Financing Statements from each of the Parent Holdco, the Borrower and each Subsidiary Holdco, naming such Borrower Party as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the applicable Collateral (such UCC Financing Statements to be reasonably satisfactory to the Collateral Agent).
     (g) The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of each Obligor, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Obligors, the Loan Documents, the Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
     (h) The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of the Securities Intermediary, the authorization of the transactions contemplated by the Account Control Agreement and any other legal matters relating to the Securities
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Intermediary in connection with the Loan Documents or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to it and its counsel.
     (i) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of ILFC, confirming compliance with the conditions set forth in clauses (m) and (n) of this Section 4.01.
     (j) The Borrower shall have paid all fees and other amounts due and payable to the Lender Parties or other Person in connection with the transactions contemplated under the Loan Documents on or before the Effective Date, including, without duplication, (i) any amounts due under any Fee Letter to any Person and (ii) all other fees and other amounts due and payable to any other Person pursuant to any other agreement related to the transactions contemplated in the Loan Documents to the extent invoiced in reasonable detail.
     (k) The Administrative Agent and the Collateral Agent shall have received the results of a Lien, tax and judgment search in the jurisdiction of organization of each relevant Borrower Party to the extent available therein that is not more than one month old, revealing no Liens on any of the assets of any Borrower Party or the Collateral (other than Permitted Liens).
     (l) All consents and approvals required to be obtained by the Borrower, ILFC, or any other Obligor from any Governmental Authority or other Person in connection with the transactions contemplated by the Loan Documents dated as of a date on or prior to the Effective Date shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome condition.
     (m) The representations and warranties of the Obligors contained in Article 3 of this Agreement and contained in each other Loan Document dated as of a date on or prior to the Effective Date shall be true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
     (n) As of the Effective Date, no Default or Event of Default shall have occurred and be continuing.
     (o) The Administrative Agent shall have received three Appraisals of each PS Pool Aircraft and each Incremental Aircraft in form and substance reasonably satisfactory to it. Each such Appraisal shall have been conducted by a Qualified Appraiser prior to the Effective Date.
     (p) The Administrative Agent shall have received evidence reasonably satisfactory to it that, subject to the Local Requirements Exception, each of the PS Pool Aircraft and Incremental Aircraft is Owned (or is contracted to be Owned) by ILFC or an Affiliate of ILFC as of the Effective Date.
     (q) The Administrative Agent shall have received evidence reasonably satisfactory to it that ILFC and each Borrower Party has received all waivers and/or amendments to its existing indentures, agreements, mortgage, deeds of trust and other instruments to which it is a party,
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necessary to allow it to undertake the transactions contemplated by the Loan Documents dated as of a date on or prior to the Effective Date.
     (r) The Administrative Agent shall have received from each Obligor such charges, consents, UCC Financing Statements and amendments and other similar instruments, agreements, certificates, documents and opinions of counsel as the Administrative Agent may reasonably request, together with evidence to the Administrative Agent’s reasonable satisfaction that all necessary actions have been taken, in order to grant the Collateral Agent, for the benefit of the Secured Parties, a first-priority security interest in, and Lien on, the Collateral to the extent required under the Express Perfection Requirements.
     (s) The Collateral Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the Collateral to the extent required under the Express Perfection Requirements.
     (t) Each Lender who requests a Note (or the Administrative Agent, on behalf of each such Lender) shall have received a signed original of a Note with respect to its Loan, duly executed by the Borrower.
     (u) At least 10 days prior to the Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act.
Promptly after the Effective Date occurs, the Administrative Agent shall notify each other Lender Party and each Borrower Party thereof, and such notice shall be conclusive and binding.
     Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
     Section 4.02. Advance Date. The obligations of each Lender to make Loans on an Advance Date in the applicable amount provided for in Sections 2.02 and 2.03 pursuant to an Advance Request hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
     (a) The Collateral Agent and the Administrative Agent shall have received a duly executed and completed Advance Request.
     (b) On the relevant Advance Date, after giving effect to the Loans requested in the Advance Request, the Borrower shall be in compliance with the Loan-to-Value Ratio.
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     (c) The Collateral Agent shall have received the following documents or instruments: (i) each Subsidiary Holdco or Owner Subsidiary pledging the Equity Collateral in an Owner Subsidiary that Owns a Related Pool Aircraft for such Advance Date shall have executed and delivered a Grantor Supplement or a Collateral Supplement in respect of such Equity Collateral and, if relevant, an Additional Charge Over Shares in respect of such Equity Collateral, (ii) if applicable, each Subsidiary Holdco or Owner Subsidiary pledging the Equity Collateral in any Intermediate Lessee that leases a Related Pool Aircraft for such Advance Date shall have executed and delivered a Grantor Supplement or a Collateral Supplement in respect of such Equity Collateral and, if relevant, an Additional Charge Over Shares in respect of such Equity Collateral and (iii) confirmation with respect to the state of registration and the International Registry, respectively that (x) to the extent applicable in such jurisdiction (including after giving effect to the Local Requirements Exception), such Owner Subsidiary is (or is in the process of becoming in due course) registered in the jurisdiction of registration of the Related Pool Aircraft as the owner and lessor (or, if there is an Intermediate Lessee in respect of such Pool Aircraft, the Intermediate Lessee as lessor) of such Pool Aircraft, as and to the extent may be customary in such jurisdiction, (y) the Required Cape Town Registrations have been or will promptly thereafter be made and (z) if relevant, any required filings with the FAA have been or will promptly thereafter be made.
     (d) The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated such Advance Date) of each of (i) White & Case LLP with respect to New York law, in-house counsel to the Relevant Advance Parties with respect to California law and other matters, and A&L Goodbody with respect to Irish law, each counsel for the Obligors, in the form of Exhibit E-1A, E-1B and E-1C (as applicable) hereto, (ii) Daugherty, Fowler, Peregrin, Haught & Jenson, A Professional Corporation, special counsel to the Relevant Advance Parties in respect of Cape Town and FAA matters, in the form of Exhibit E-2 and (iii) counsel to the Relevant Advance Parties in each jurisdiction of organization of such Relevant Advance Party other than the United States or Ireland, if any, with respect to the laws of such jurisdiction, in form and substance reasonably satisfactory to the Administrative Agent. The Obligors request such counsel to deliver such opinions.
     (e) The Collateral Agent shall have received UCC Financing Statements from each Relevant Advance Party, naming such Relevant Advance Party as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the applicable Collateral (such UCC Financing Statements to be reasonably satisfactory to the Administrative Agent).
     (f) The Administrative Agent shall have received such documents and certificates relating to the organization, existence and, if applicable, good standing of the Relevant Advance Parties, the authorization of the transactions contemplated by the applicable Loan Documents relating to each of the Relevant Advance Parties, the applicable Loan Documents, the applicable Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and their counsel, including, Organizational Documents, Operating Documents, resolutions and incumbency certificates.
     (g) The Administrative Agent shall have received (i) a certificate, dated as of the applicable Advance Date and signed by the President, a Vice President or a Financial Officer of
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ILFC, confirming (x) compliance with the conditions set forth in clauses (j) and (k) of this Section 4.02 and (y) that each of the Related Pool Aircraft is (or is in the process of becoming in due course) registered in the country of registration of such Pool Aircraft in the name of the relevant Owner Subsidiary as the owner and lessor (or, if there is an Intermediate Lessee in respect of such Pool Aircraft, the Intermediate Lessee as lessor) of such Related Pool Aircraft to the extent customary and applicable in such country (including after giving effect to the Local Requirements Exception) and, to his or her knowledge, there are no Liens of record in such country in respect of such Related Pool Aircraft (other than Permitted Liens) and (ii) a certificate addressing the matters referred to in clause (d) of the definition of Express Perfection Requirements.
     (h) The Borrower shall have paid all fees and other amounts due and payable to the Administrative Agent and the Collateral Agent in connection with the transactions contemplated under the Loan Documents on or before the relevant Advance Date, including all fees, expenses and other amounts (including the reasonable fees and expenses of legal counsel) due and payable to any other Person pursuant to any other agreement related to the Advance Date and the transactions contemplated thereby.
     (i) The Administrative Agent and the Collateral Agent shall have received the results of a Lien, tax and judgment search, to the extent available, that is not more than two months old, in each jurisdiction in which each relevant Owner Subsidiary and Intermediate Lessee is organized, each jurisdiction in which each Related Pool Aircraft identified in the relevant Advance Request is registered, and the International Registry with respect to each Relevant Advance Party and the relevant Collateral, revealing no Liens on any of the assets of any Relevant Advance Party, any relevant Pool Aircraft Collateral or the relevant Collateral other than Permitted Liens.
     (j) The representations and warranties of the Obligors contained in Article 3 of this Agreement and contained in each other Loan Document applicable to such Advance Date as provided in Article 3 of this Agreement shall be true and correct on and as of the Advance Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
     (k) Immediately after giving effect to the relevant Advance, no Default or Event of Default shall have occurred and be continuing.
     (l) The Administrative Agent shall have received evidence reasonably satisfactory to it that each of the Related Pool Aircraft is Owned by an Owner Subsidiary as of the applicable Advance Date, including, without limitation, a warranty bill of sale (and, for any Related Pool Aircraft registered with the FAA, an FAA bill of sale) in respect of each Related Pool Aircraft.
     (m) The Administrative Agent shall have received three initial Appraisals (to the extent such Appraisals were not delivered to the Administrative Agent on or prior to the Effective Date or under Section 2.10(b)) of each Related Pool Aircraft in form and substance substantially similar to those delivered with respect to the Effective Date or otherwise reasonably satisfactory to it.
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     (n) The Collateral Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest in the relevant Collateral (to the extent of the Express Perfection Requirements).
     (o) The Administrative Agent shall have received insurance certificates and broker’s letters or other evidence reasonably satisfactory to the Administrative Agent confirming that each relevant Obligor maintains, or has caused to be maintained, insurance as required by the Security Agreement with respect to the Related Pool Aircraft.
     (p) The Administrative Agent shall have received an Obligor Assumption Agreement duly executed and delivered by each Owner Subsidiary and Intermediate Lessee that is a Relevant Advance Party.
     (q) The relevant Obligor shall have delivered a Lessee Notice to each Lessee of each Related Pool Aircraft.
     On or prior to the date the Borrower delivers an Advance Request, the Borrower shall to the extent practicable deliver or cause to be delivered to the Administrative Agent (who shall promptly thereafter deliver to the Lenders) copies of drafts or final versions of each document required to be delivered under Section 4.02 with respect to such Advance Date. Promptly after the Advance Date occurs, the Administrative Agent shall notify each other Lender Party and each Borrower Party thereof, and such notice shall be conclusive and binding. The Borrower will deliver or cause to be delivered to the Administrative Agent (who shall promptly thereafter deliver to the Lenders) copies of the final versions of each document required to be delivered under this Section 4.02 relating to such Advance Date that has not been previously delivered as soon as reasonably practicable after such Advance Date.
     Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Advance Date specifying its objection thereto.
     Section 4.03. Quiet Enjoyment Letters. Without limiting Section 8.12 of the Security Agreement, if requested by the Borrower in respect of such Advance Date or thereafter, the Collateral Agent shall promptly provide a letter (in the form provided to the Collateral Agent by the Borrower) confirming it will comply with the quiet enjoyment requirements and other related requirements specified in the letter (such requirements to be in accordance with, and as set forth in, the relevant Lease or the Security Agreement or otherwise reasonably acceptable to the Administrative Agent) relating to the Lease of the Aircraft that is a Pool Aircraft or that, in connection with an Advance Date, will be a Pool Aircraft as of such Advance Date.
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ARTICLE 5
Covenants
     Until all the principal of and interest on the Loans and all fees payable hereunder have been paid in full, each Obligor covenants and agrees with each Lender Party that:
     Section 5.01. Legal Existence and Good Standing. Except as permitted under Section 2.10 or Section 5.17, such Obligor shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate or trust existence and the rights (charter and statutory) and franchises of each Obligor; provided, however, that no Obligor will be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Obligor and that the loss thereof is not disadvantageous in any material respect to the Lenders or the Administrative Agent.
     Section 5.02. Protection of Security Interest of the Lenders.
     (a) Except to the extent not required under the Express Perfection Requirements, the relevant Borrower Party shall deliver to the Collateral Agent such additional supplements to the Security Agreement, charges, consents and other similar instruments, agreements, certificates, opinions and documents (including UCC Financing Statements and charge documents) as the Collateral Agent or the Administrative Agent may reasonably request to effectuate the terms hereof and under and in accordance with the Security Documents and thereby to:
     (i) (A) grant, maintain, protect and evidence security interests in favor of the Collateral Agent, for the benefit of the Secured Parties and (B) take all actions necessary to perfect security interests in favor of the Collateral Agent in accordance with the laws of the United States, Ireland and any Other Relevant Jurisdiction (or any instrumentality thereof) (including but not limited to the filing of UCC Financing Statements in the appropriate locations, including the State of California and the District of Columbia, and appropriate offices and registrations and recordings with the Irish Companies Registration Office), in any or all present and future property of each Borrower Party which would constitute Collateral under and in accordance with the terms of the Security Documents prior to the Liens or other interests of any Person, except to the extent Permitted Liens may have priority; and
     (ii) otherwise establish, maintain, protect and evidence the rights provided to the Collateral Agent, for the benefit of the Secured Parties, under and in accordance with the terms hereof and of the Security Documents including anything that may be necessary under the laws of the United States, Ireland and any Other Relevant Jurisdiction (or any instrumentality thereof).
     (b) No Borrower Party shall change its name, identity or corporate structure (within the meaning of Article 9 of the UCC) unless such Borrower Party shall have given the Collateral Agent at least thirty (30) days’ prior written notice thereof; provided that, upon the Administrative Agent’s request in any case in which, in the Administrative Agent’s reasonable opinion, such change of name, identity or corporate structure would or could make the Security Agreement, the other Security Documents, any filings or registrations or any financing statement
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or continuation statement filed pursuant to the terms hereof or any other Loan Documents misleading within the meaning of Section 9-402(7) of the UCC or any other applicable law, such Borrower Party shall, within 10 days of any request therefore, file such requested amendments to all previously made filings or registrations and all previously filed financing statements and continuation statements.
     (c) Each Borrower Party shall give the Collateral Agent at least thirty (30) days’ prior written notice of any change of such Borrower Party’s jurisdiction of incorporation.
     (d) Each Borrower Party shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral as the Collateral Agent may reasonably request for the purposes described in Section 5.02(a), all in reasonable detail.
     Section 5.03. Ownership, Operation and Leasing of Pool Aircraft; Ownership of Borrower and Each Subsidiary Holdco.
     (a) No Obligor shall:
     (i) other than in connection with a sale, transfer or other disposition permitted under Section 5.04, permit any Person other than (x) a Subsidiary Holdco or an Owner Subsidiary (except to the extent of the Local Requirements Exception or as provided in the definition of “Own”) to own beneficially any Pool Aircraft or (y) an Owner Subsidiary (except to the extent of the Local Requirements Exception or as provided in the definition of “Own”) to hold title to any Pool Aircraft;
     (ii) permit any Owner Subsidiary to (x) hold legal title, the vendee’s interest under a conditional sale agreement or the lessee’s interest under a capital lease to more than one Pool Aircraft, or (y) hold directly or indirectly 100% of the Equity Interest in an Intermediate Lessee that leases a Pool Aircraft other than a Pool Aircraft that such Owner Subsidiary so directly or indirectly Owns; provided that the Person that is expected to become an Owner Subsidiary that Owns four PS Pool Aircraft and leases such PS Pool Aircraft to Vietnam Airlines as of the date of this Agreement shall be permitted to Own up to all four of such Pool Aircraft so long as all of such Owned Pool Aircraft are leased to Vietnam Airlines;
     (iii) other than in connection with a sale, transfer or other disposition permitted under Section 5.04, permit any Person other than a Subsidiary Holdco or another Owner Subsidiary (or in the case of an Intermediate Lessee, another Intermediate Lessee) (in each case, except to the extent of the Local Requirements Exception) to hold any portion of the Equity Interest in any Owner Subsidiary or any Intermediate Lessee; or
     (iv) enforce or amend, replace or waive any term of, or otherwise modify, any Lease with respect to any Pool Aircraft in a manner other than in a manner consistent with Leasing Company Practice;
     (b) At all times, (i) ILFC shall directly or indirectly hold 100% of the Equity Interest in Parent Holdco, (ii) Parent Holdco shall directly hold 100% of the Equity Interests in the
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Borrower and (iii) Borrower shall directly hold 100% of the Equity Interests in each Subsidiary Holdco.
     Section 5.04. Limitation on Disposition of Aircraft; Limitation on Disposition of Certain Equity Collateral. Except as expressly provided in Section 2.10 or Section 5.17 or in the Security Agreement, no Obligor shall sell, transfer or otherwise dispose of any Pool Aircraft or Owner Subsidiary unless the requirements in Section 5.16(a) shall be satisfied after giving pro forma effect to such sale, transfer or other disposition. Except as provided in Section 5.17, Parent Holdco shall not sell, transfer or otherwise dispose of any of its Equity Interest in Borrower. Except after a release of CA Subsidiary Holdco or Irish Subsidiary Holdco, as the case may be, as expressly provided in Section 2.10(j) or as provided in Section 5.17, Borrower shall not sell, transfer or otherwise dispose of any of its Equity Interest in CA Subsidiary Holdco or Irish Subsidiary Holdco, respectively.
     Section 5.05. Payment of Taxes or Other Claims. Each Obligor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon such Obligor or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien on the Collateral that is not a Permitted Lien; provided, however, that such Obligor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.
     Section 5.06. Representations Regarding Operation. No Obligor shall represent or hold out, or consent to any Lessee to represent or hold out, any Lender Party in its capacity as such as (i) the owner or lessor of any PS Pool Aircraft, (ii) carrying goods or passengers on any PS Pool Aircraft or (iii) being in any way responsible for any operation of carriage (whether for hire or reward or gratuitously) with respect to any PS Pool Aircraft.
     Section 5.07. Compliance with Laws, Etc. Each Obligor shall comply in all material respects with all Requirements of Law (including ERISA or any laws applicable to any Foreign Pension Plan), rules, regulations and orders and (except as otherwise provided herein) preserve and maintain its corporate rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such rights, franchises, qualifications, and privileges is caused by a Third Party Event (and only for so long as the applicable Obligor is complying with the requirements of the proviso to the last paragraph of Section 5.20(a)) or would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Obligor to perform its obligations under the Loan Documents.
     Without limiting the foregoing, each Obligor shall obtain all governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required to be obtained by it in connection with the Loan Documents and for the Pool Aircraft Owned or leased by it, including a current certificate of airworthiness for each Pool Aircraft (issued by the applicable aviation authority and in the appropriate category for the nature of operations of such Pool Aircraft) unless such Pool Aircraft is not subject to a Lease or is undergoing maintenance or modification or unless the failure to obtain any such governmental registration, certificate,
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license, permit or authorization would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Obligor to perform its obligations under the Loan Documents, in which case the appropriate governmental (including regulatory) registrations, certificates, licenses, permits and authorizations shall be maintained.
     Section 5.08. Notice of Adverse Claim or Loss. ILFC shall notify the Lender Parties promptly after a responsible officer of ILFC obtains knowledge thereof, in writing and in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Collateral (other than Permitted Liens), (ii) of the occurrence of any event which would have a material adverse effect on the assignments and security interests granted by the Borrower Parties under any Loan Document, (iii) of any loss, theft, damage, or destruction to any Pool Aircraft if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) may exceed the greater of the damage notification threshold under the relevant Lease and $5,000,000; and (iv) as soon as such Obligor becomes aware of any settlement offer received by such Obligor with respect to any claim of damage or loss in excess of $10,000,000 with respect to a Pool Aircraft.
     Section 5.09. Reporting Requirements.
(a) ILFC shall furnish, or cause to be furnished, to the Administrative Agent:
     (i) as soon as available and in any event within 95 days after the end of each Fiscal Year, a copy of the audited consolidated financial statements, prepared in accordance with GAAP, for such year of ILFC and its consolidated Subsidiaries, certified by any firm of nationally recognized independent certified public accountants;
     (ii) as soon as available and in any event within 50 days after the end of each of the first three quarters of each Fiscal Year, with respect to ILFC and its consolidated Subsidiaries, unaudited consolidated balance sheets as of the end of such quarter and as at the end of the previous Fiscal Year, and consolidated statements of income for such quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter prepared in accordance with GAAP, certified by the officer in charge of financial matters of ILFC identifying such balance sheets or statements as being the balance sheets or statements of ILFC described in this paragraph (ii) and stating that the information set forth therein fairly presents the financial condition of ILFC and its consolidated Subsidiaries as of the last day of such quarter of such Fiscal Year in conformity with GAAP, subject to year-end adjustments and omissions of footnotes and subject to the auditors’ year-end report;
     (iii) concurrently with each delivery of financial statements under clause (i) or (ii) above, a certificate of a Financial Officer of ILFC (A) certifying as to whether to his or her knowledge an Event of Default has occurred and is continuing and, if an Event of Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (B) stating whether any change in GAAP or in the application thereof has occurred since the date of ILFC’s most recent audited financial statements referred to in Section 3.04 or delivered pursuant to this
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Section and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
     (iv) as soon as possible and in any event within three Business Days after he or she obtains knowledge of the occurrence and continuance of a Default or an Event of Default (including, for the avoidance of doubt, by receipt of a notice of any default under any Indebtedness which with the passing of time or giving of notice or otherwise could reasonably be expected to lead to an Event of Default under Article 6(f)), a written statement of a Financial Officer of ILFC setting forth complete details of such Default or Event of Default, and the action, if any, which the Obligors have taken or propose to take with respect thereto;
     (v) promptly, from time to time, subject to applicable confidentiality restrictions (including Section 9.14) and the terms of the Leases such other information, documents, Records or reports respecting the Pool Aircraft, the Leases, the Pool Aircraft Assets or the condition or operations, financial or otherwise, of the Obligors or any of their Subsidiaries which are reasonably available to it and which the Administrative Agent may, from time to time, reasonably request;
     (vi) prompt written notice of the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the performance of any Obligor’s obligations hereunder or under any other Loan Document, or invalidating, or having the effect of invalidating, any provision of this Agreement, or any other Loan Document, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint, in each case, of which a responsible officer has knowledge;
     (vii) a certificate of a Financial Officer in substantially the form of Exhibit I (an “LTV Certificate”) (A) on or prior to the Initial Test Date and each LTV Determination Date relating to an Anniversary Date, Removal or Deemed Removal and (B) on or prior to the tenth Business Day after each LTV Determination Date relating to a Appraisal Event (other than a Deemed Removal); provided that with respect to an LTV Determination Date described in this clause (B), (1) to the extent such LTV Certificate provides that an additional Aircraft will be added to the Designated Pool to effect an LTV Cure, and to the extent the Appraisals required to be provided for such Aircraft are not yet available, such LTV Certificate shall describe (and apply for the purposes of the required calculations) the Appraised Values that ILFC estimates in good faith with respect to such Aircraft, noting therein that such Appraisals are not yet available and (2) ILFC shall, promptly after receiving the Appraisals required to be provided for such Aircraft (and in no event later than the addition of such Aircraft to the Designated Pool), provide to the Administrative Agent an updated and completed LTV Certificate with respect to and dated as of the relevant LTV Determination Date; and (c) with respect to an Event of Loss, within ten Business Days after the Chief Financial Officer’s knowledge thereof a certificate setting forth the effect on the Loan-to-Value-Ratio of such Event of Loss and on the LTV Cure thereof a LTV Certificate with respect thereto; and
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     (viii) with each LTV Certificate in respect of an Anniversary Date, three Appraisals of each Pool Aircraft from Qualified Appraisers and, at any time during the continuance of an Event of Default, at the request of the Administrative Agent, Appraisals of the Pool Aircraft specified in such request from Qualified Appraisers. Each Appraisal shall be conducted (i) by a Qualified Appraiser, (ii) at the sole cost and expense of the Borrower and (iii) and as of a date no more than thirty (30) days prior to the date such Appraisal is furnished.
     (b) The Lender Parties are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to any other Lender Party, to any Government Authority having jurisdiction over any such Person or any Obligor pursuant to any written request therefor or in the ordinary course of examination of loan files, to any rating agency in connection with their respective ratings of commercial paper issued by the Lenders or to any other Person who shall acquire or consider the assignment of, or acquisition of any interest in, any Obligation permitted by this Agreement; provided that such Person (not including any Government Authority or any rating agency) agrees in writing to the confidentiality provisions set forth in Section 9.14.
     (c) Documents required to be delivered pursuant to this Section 5.09(a)(i), (ii), (iii), (v) and, only to the extent relating to an Annual Anniversary, (vii) and (viii) (and other similar documents that are required to be delivered pursuant to the Loan Documents that are certificates or statements provided on scheduled dates, copies of Lease or other Collateral documents or copies of documents provided after request by a Lender Party) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which ILFC posts such documents on ILFC’s website on the Internet or at a website address provided to the Administrative Agent; or (ii) on which such documents are posted on ILFC’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: ILFC shall deliver by electronic mail paper copies of such documents to the Administrative Agent or any Lender that requests ILFC to deliver such electronic mail paper copies. Notwithstanding anything contained herein, in every instance ILFC shall be required to provide paper copies of the certificates required by Section 5.09(a)(iv), (vi) and, to the extent not relating to an Annual Anniversary, (vii) and (viii) by electronic mail to the Administrative Agent. Except for the items in subsections (iii) and (vii) of 5.09(a), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by ILFC with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
     ILFC hereby acknowledges that (a) the Administrative Agent and/or an Agent Entity will make available to the Lenders information provided by or on behalf of ILFC hereunder (collectively, “ILFC Materials”) by posting the ILFC Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to ILFC or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. ILFC hereby agrees that it will use commercially reasonable efforts to identify that
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portion of the ILFC Materials that may be distributed to the Public Lenders and that (w) all such ILFC Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking ILFC Materials “PUBLIC”, ILFC shall be deemed to have authorized the Administrative Agent, any Agent Entity and the Lenders to treat such ILFC Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to ILFC or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such ILFC Materials constitute Information, they shall be treated as set forth in Section 9.14); (y) all ILFC Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and an Agent Entity shall be entitled to treat any ILFC Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.
     Section 5.10. Limitation on Transactions with Affiliates. No Obligor shall enter into, renew or extend any transaction after the date hereof (including the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of such Obligor (other than any Obligor or any of their Subsidiaries), except upon terms no less favorable to such Obligor than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm’s-length transaction with a Person that is not such an Affiliate and pursuant to enforceable agreements. Notwithstanding the foregoing, nothing in this Section shall have the effect of prohibiting any transaction that is entered into in the ordinary course of business between an Obligor and Parent or any Affiliate of Parent.
     Section 5.11. Inspections. Not more frequently than one time per calendar year (unless an Event of Default shall have occurred and be continuing), the Administrative Agent, or its agents or representatives, may, upon reasonable notice and during regular business hours, at the Obligor’s expense, which notice shall in no event be less than five Business Days (except if an Event of Default shall have occurred and be continuing), as requested by the Administrative Agent, (i) examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of any Obligor and (ii) visit the offices and properties of any Obligor, for the purpose of examining such materials described in clause (i) above, and discussing matters relating to the Pool Aircraft Collateral or any Obligor’s performance under the Loan Documents or under the Leases with any appropriate officers or employees of any Obligor, having knowledge of such matters. The Borrower hereby agrees to inspect or cause the inspection of the Pool Aircraft in accordance with Leasing Company Practice.
     Section 5.12. Use of Proceeds; Margin Regulations. The proceeds of the Loans will be used solely to (a) pay indebtedness of ILFC or its Subsidiaries outstanding as of the Effective Date, (b) pay interest, fees and expenses payable on such indebtedness or payable hereunder and (c) general corporate purposes. No part of the proceeds of the Loans will be used, directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations T, U and X.
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     Section 5.13. Insurance. Each Obligor shall maintain or cause to be maintained insurance covering such risks, and in such amounts as specified in Section 2.18 and Schedule V of the Security Agreement.
     Section 5.14. UNSC, EU and United States Sanctions and Export Restrictions. Each Obligor shall not, nor shall it permit or cause any of its Subsidiaries to, directly or through a Subsidiary as applicable, violate, by leasing an Aircraft or otherwise (A) any UNSC sanctions or export restrictions, (B) any EU sanctions or export restrictions, (C) any sanctions administered or enforced by OFAC, (D) the Export Administration Regulations administered by the Bureau of Industry and Security of the U.S. Commerce Department, (E) the International Traffic in Arms Regulations administered by the Directorate of Defense Trade Controls of the U.S. Department of State, (F) any Law relating to money laundering, including the Bank Secrecy Act, as amended by the Patriot Act or any implementing regulations thereunder, or (G) any subsequent Sanctions, in each case binding on such Obligor, the effect of which prohibits the export and/or use of aircraft to such country or such Person, after giving effect in each case to applicable licenses and other exemptions. Each Obligor shall, and shall cause any of its Subsidiaries to, deliver to the Lenders any certification or other evidence reasonably requested from time to time by the Lenders, confirming its compliance with this Section.
     Section 5.15. Sanctions. No Obligor shall, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available any funds to any subsidiary, joint venture partner or other Person (x) to fund any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of any Sanctions; or (y) in any other manner that will result in a violation of Sanctions by any Lender Party participating in the Loans, whether as lender, borrower, advisor or otherwise.
     Section 5.16. Loan-to-Value Ratio.
     (a) The Borrower will not permit the Loan-to-Value Ratio (i) on any LTV Determination Date to exceed the Maximum LTV and (ii) on the date of any Removal or Deemed Removal, after giving effect to such Removal or Deemed Removal (as well as the addition of any Pool Aircraft and/or deposit of any Interim Cash into the Collateral Account) to exceed the Loan-to-Value Ratio prior to giving effect to such Removal or Deemed Removal (as well any prepayment of the Loans made in connection with such Removal or Deemed Removal).
     (b) The Loan-to-Value Ratio shall be tested on each Anniversary Date, upon the sale, substitution or other removal (other than in connection with an Event of Loss) of any Pool Aircraft or an Owner Subsidiary (each, other than in connection with an Appraisal Event, a “Removal”), upon an Appraisal Event, upon a prepayment under Section 2.06 or Section 9.06, and upon an Event of Loss (each such date, a “LTV Determination Date”).
     (c) In the event that the Loan-to-Value Ratio as of any LTV Determination Date is or will be (as applicable in accordance with Sections 5.16(d) and (e)), after giving effect to any Removal, Deemed Removal or other event that triggered the LTV Determination Date greater than that permitted pursuant to Section 5.16(a), the Obligors shall be required, in any combination, to (i) prepay all or a portion of the principal amount of the Loans (plus any applicable Premium Amount, in the case of a Removal or a Deemed Removal) by deposit into
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the Administrative Agent’s Account, (ii) deposit an amount into the Collateral Account and/or (iii) add Non-Pool Aircraft, in each case such that the Pool Aircraft in the Designated Pool shall be in compliance with Section 5.16(a) after giving pro forma effect to such payment and/or addition (each of (i), (ii) and (iii), an “LTV Cure”), in an aggregate amount sufficient to cause the Loan-to-Value Ratio, after giving pro forma effect to any LTV Cure, to satisfy the requirements of Section 5.16(a) as of such LTV Determination Date. If the Obligors elect to deposit an amount (the “Interim Cash”) into the Collateral Account in effecting an LTV Cure, then the Obligors will have 180 days to effect an LTV Cure of the type described in clause (i) or (iii) above in an aggregate amount sufficient to cause the Loan-to-Value Ratio, after giving pro forma effect to any LTV Cure not including any Interim Cash, to satisfy the requirements of Section 5.16(a) (an “Interim Cure”). Upon such an Interim Cure being effected and certified by ILFC to the Administrative Agent and the Collateral Agent, at the Borrower’s request, the Collateral Agent shall direct the Securities Intermediary to return the relevant Interim Cash or any specified portion thereof to the Borrower to an account specified by the Borrower. If the Borrower so requests in connection with an Interim Cure, the Collateral Agent shall direct the Securities Intermediary to deposit such portion of the Interim Cash specified by the Borrower in the Administrative Agent’s Account to be applied to prepay a portion of the principal amount of the Loans (provided that the Borrower shall pay any applicable Premium Amount, in the case of a Removal). If the Borrower does not certify to the Administrative Agent and the Collateral Agent that an Interim Cure has otherwise been effected before close of business on the 180th day after the Interim Cash is initially deposited in the Collateral Account, the Borrower shall request the Collateral Agent to direct the Securities Intermediary to deposit such Interim Cash into the Administrative Agent’s Account to be applied to prepay a portion of the principal amount of the Loans (and the Borrower shall pay any Premium Amount, in the case of a Removal or a Deemed Removal).
     (d) The Obligors shall complete the applicable LTV Cure(s) (i) in connection with any LTV Determination Date relating to an Annual Anniversary, as set forth in Section 5.16(e), (ii) in connection with any LTV Determination Date relating to any Removal or Deemed Removal, on or prior to such LTV Determination Date, (iii) after any other LTV Determination Date (other than in connection with an Event of Loss), (A) with respect to any LTV Cure consisting of prepayment of the Loans or payment of Interim Cash into the Collateral Account, within 10 Business Days following such LTV Determination Date and (B) with respect to any other LTV Cure, within 45 days following such LTV Determination Date and (iv) in the case of an LTV Determination Date in connection with an Event of Loss, within 180 days following such LTV Determination Date.
     (e) If on any anniversary of the Effective Date beginning on the second anniversary of the Effective Date (each, an “Annual Anniversary”), the Loan-to-Value Ratio is greater than permitted pursuant to Section 5.16(a), then, if not cured prior thereto, the Loan-to-Value Ratio shall be tested on the date six-months following such Annual Anniversary (each, to the extent applicable as provided above, a “Six-Month Anniversary” and, together with each Annual Anniversary, the “Anniversary Dates”). The Obligors shall not be required to complete an LTV Cure prior to such Six-Month Anniversary. If on a Six-Month Anniversary the Loan-to-Value Ratio is greater than permitted pursuant to Section 5.16(a), then the Obligors shall complete an LTV Cure within the time period or periods described in Section 5.16(d)(iii).
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     (f) The Loan-to-Value Ratio shall be tested on the first anniversary of the Effective Date (the “Initial Test Date”). If the Loan-to-Value Ratio exceeds 65.0% on the Initial Test Date, the Obligors shall prepay a portion of the principal amount of the Loans by deposit into the Administrative Agent’s Account within 30 days of the Initial Test Date in an aggregate amount sufficient to cause the Loan-to-Value Ratio, after giving pro forma effect to such prepayment, not to exceed 65.0%.
     Section 5.17. Mergers, Consolidations and Sales of Assets. (a) ILFC shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and ILFC shall not permit any Person to consolidate with or merge into it or convey, transfer or lease its properties and assets substantially as an entirety to it, unless:
     (i) in case ILFC shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which ILFC is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of ILFC substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an amendment hereto, executed and delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, ILFC’s guaranty herein of the due and punctual payment of the principal of (and premium, if any) and interest on all the Loans and the performance of every covenant of this Credit Agreement and the other Loan Documents on the part of ILFC to be performed or observed;
     (ii) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and
     (iii) ILFC has delivered to the Administrative Agent an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if any amendment is required in connection with such transaction, such amendment comply with this Section 5.17 and that all conditions precedent herein provided for relating to such transaction have been complied with.
     (b) Upon any consolidation by ILFC with or merger by ILFC into any other Person or any conveyance, transfer or lease of the properties and assets of ILFC substantially as an entirety in accordance with clause (a), the successor Person formed by such consolidation or into which ILFC is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, ILFC under the Loan Documents with the same effect as if such successor Person had been named as ILFC herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Loan Documents.
     (c) None of Parent Holdco, the Borrower, CA Subsidiary Holdco, Irish Subsidiary Holdco, any Owner Subsidiary nor any Intermediate Lessee shall merge or consolidate into
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another Person unless (i) the capital structure immediately prior to such merger or consolidation would remain unchanged after giving effect to such merger or consolidation such that ILFC would directly or indirectly own 100% of the Equity Interest in Parent Holdco, Parent Holdco would directly own 100% of the Equity Interest in the Borrower, the Borrower would directly own 100% of the Equity Interest in each applicable Subsidiary Holdco and, subject to the Local Requirements Exception, each Subsidiary Holdco would directly (or indirectly via Owner Subsidiaries in which it directly or indirectly owns 100% of the Equity Interests) own 100% of the Equity Interest in each of its applicable Owner Subsidiaries and Intermediate Lessees, (ii) the successor Person formed by such consolidation or into which the relevant Obligor is merged would be the successor Obligor such that, for example, if the Borrower merges into a Delaware partnership, the surviving Delaware partnership would become the Borrower, (iii) such successor Person would be bound to perform all of the obligations and duties of its predecessor entity, (iv) no Default or Event of Default shall have occurred and be continuing after giving effect to such merger or consolidation, (v) the Collateral Agent will continue to have a first priority perfected security interest in all of the Collateral (including 100% of the Equity Interest in each such successor Person other than Parent Holdco) subject to Permitted Liens and to the extent required under the Express Perfection Requirements, and will receive a legal opinion from reputable international counsel to such effect and (vi) the Administrative Agent shall have received a certificate, dated as of the date of such merger or consolidation and signed by the President, a Vice President or a Financial Officer of ILFC confirming that each of preceding conditions (i) through (v) have been satisfied.
     Section 5.18. Limitation on Indebtedness. No Obligor (other than ILFC) may incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, whether present or future, any Indebtedness other than (i) in the case of the Obligors, Indebtedness under the Loan Documents, (ii) Indebtedness in respect of guarantees by any Borrower Party of any obligation of any Obligor (other than of ILFC or Parent Holdco); (iii) Leases and obligations to Lessees, trustees and others under the Leases, trust agreements and other documents related thereto, including any Indebtedness owed to any Lessee under any such agreement or the Lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation of any Subsidiary Holdco, Intermediate Lessee or Owner Subsidiary to a Lessee; (iv) Indebtedness of any Obligor owed to ILFC and Pledged Debt; provided that, no such Indebtedness shall be permitted unless, in the case of any Pledged Debt Collateral, such Pledged Debt Collateral has been pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement and the Collateral Agent has a first priority perfected security interest in such Pledged Debt Collateral and (z) in the case of any Pledged Debt Collateral, such Pledged Debt Collateral is evidenced by an Instrument which has been delivered and indorsed to the Collateral Agent; (v) Indebtedness required in connection with repossession of an Aircraft or any Engine (as defined in the Security Agreement); and (vi) Indebtedness in favor of the issuer of a surety, letter of credit or similar instrument to be obtained by any Subsidiary Holdco, Intermediate Lessee or Owner Subsidiary in connection with the repossession or detention of an Aircraft or other enforcement action under a Lease.
     Section 5.19. Limitation on Business Activity. Each Obligor (other than ILFC) shall maintain its existence as a separate corporation, trust or other Person for the sole purpose of (i) in
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the case of each Owner Subsidiary and each Intermediate Lessee, owning, leasing and disposing of the Pool Aircraft and activities incidental thereto and (ii) in the case of each Borrower Party, holding and disposing of the assets contemplated to be held hereunder and entering into the Loan Documents and the transactions contemplated thereby and activities incidental thereto. Each Obligor (other than ILFC) shall maintain certain policies and procedures relating to its separateness, including, (x) maintaining its own books and records (other than any Obligor which is a trust) and maintaining its assets and liabilities in such a manner that it is not difficult to segregate, identify or ascertain such assets and liabilities from those of ILFC, other Obligors and any other Person, and (y) holding itself out to creditors and the public as a legal entity (other than any trust) separate and distinct from ILFC, other Obligors and any other Person (except for consolidated tax returns (including VAT returns and elections to be disregarded), financial statements and similar reports).
     Section 5.20. Operational Covenants.
          (a) Operation and Use. Each Obligor agrees that no Pool Aircraft will be maintained, used or operated in violation of any law, rule or regulation (including airworthiness directives) of any government or Governmental Authority having jurisdiction over it with respect to such Pool Aircraft or in violation of any airworthiness certificate, license or registration relating to such Pool Aircraft issued by any such government, except for minor violations, and except to the extent any Obligor (or, if a Lease is then in effect with respect to such Pool Aircraft, any Lessee of such Pool Aircraft) is contesting in good faith the validity or application of any such law, rule or regulation in any manner that does not involve any material risk of sale, forfeiture or loss of such Pool Aircraft or any material risk of subjecting any Secured Party to criminal liability or materially impair the Liens created by any Security Document; provided that the Obligors shall only be entitled to contest mandatory grounding orders if they (or the applicable Lessee) do not operate such Pool Aircraft during such contest. The Obligors will not operate any Pool Aircraft, or permit any Pool Aircraft to be operated or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 2.18 and Schedule V of the Security Agreement or (ii) in any war zone or recognized or threatened areas of hostilities unless covered by war risk insurance in accordance with Section 2.18 and Schedule V of the Security Agreement, in either case unless indemnified by a government authority as provided therein or unless located there due to an emergency or an event outside the Lessee’s control, but only for so long as such emergency or event continues.
          Notwithstanding the other provisions of Section 5.07 or this Section 5.20, no breach of Section 5.07 or Section 5.20 shall be deemed to have occurred by virtue of any act or omission of a Lessee or sub-lessee, or of any Person claiming by or through a Lessee or a sub-lessee, or of any Person which has possession of the Pool Aircraft or any Engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of the Pool Aircraft) (each, a “Third Party Event”); provided that actions taken by ILFC or the Owner Subsidiary or Intermediate Lessee which is the lessor or owner of such Pool Aircraft with respect thereto are in accordance with Leasing Company Practice (taking into account, inter alia, the laws of the jurisdictions in which the Pool Aircraft are located).
          (b) Registration. Each Obligor shall cause each Pool Aircraft to become (or be in the process of becoming in due course) and remain duly registered, under the laws of a
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country or jurisdiction that is not a Prohibited Country or that is the country in which such Pool Aircraft is registered as of the date hereof, in the name of the relevant Owner Subsidiary and reflecting the applicable Owner Subsidiary (or, if applicable, the applicable Intermediate Lessee) as lessor, in each case, if and to the extent so permitted under the applicable registry and subject to the Local Requirements Exception; provided that a Pool Aircraft may be unregistered for a temporary period in connection with modification or maintenance of such Pool Aircraft. The Administrative Agent and the Collateral Agent each agree that it will cooperate with the relevant Obligor in changing the state of registration of any Pool Aircraft at the cost of the relevant Obligor and as the relevant Obligor may request, provided that such request does not conflict with the relevant Obligor’s obligations under the Loan Documents.
          (c) Extension, Amendment or Replacement of Leases. Upon execution of any renewal, extension or replacement Lease of any existing Lease in respect of a Pool Aircraft, the Borrower Parties party thereto shall comply with the provisions of Sections 2.06, 2.07 and 2.09 of the Security Agreement, as applicable, and shall deliver the following to the Collateral Agent:
          (i) the Chattel Paper Original (as defined in the Security Agreement), if any, of such renewal, extension or replacement Lease;
          (ii) a notice of assignment substantially in the form attached to the Security Agreement as Exhibit G (a “Lessee Notice”), or such form of such notice as may be pre-agreed in the relevant Lease, addressed to, or for the benefit of, the Collateral Agent with respect to such Lease, which notice has been sent to the relevant Lessee;
          (iii) certificates of insurance from qualified brokers of aircraft insurance (or other evidence reasonably satisfactory to the Administrative Agent), evidencing all insurance required to be maintained by the applicable Lessee, together with the endorsements required pursuant to Section 5.13 of this Agreement and Schedule V of the Security Agreement;
          (iv) promptly and in any case within 30 days of the effectiveness of the leasing of such Pool Aircraft, a copy of such Lease; and
          (v) with respect to any replacement Lease, copies of such legal opinions with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of such Lease and such other matters customary for such transactions, in each case to the extent that receiving such legal opinions is consistent with Leasing Company Practice.
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ARTICLE 6
Events of Default
If any of the following events (“Events of Default”) shall occur:
     (a) the Borrower shall fail to pay when due (i) any principal of the Loans, (ii) any interest on the Loans or (iii) any fees due under Section 2.07(c), and such failure shall continue unremedied for a period of three Business Days, or the Borrower shall fail to pay when due any other fee or other amount payable under any Loan Document, and such failure shall continue unremedied for a period of five Business Days after demand upon or other notice to such Borrower;
     (b) any representation, warranty or certification made or deemed made by or on behalf of any Obligor in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made and the adverse effect thereof, if capable of being remedied, shall continue unremedied for a period of 30 days after the date on which the applicable Obligor shall have received written notice thereof from any Lender Party;
     (c) any Obligor shall fail to observe or perform any covenant or agreement contained in Sections 5.01, 5.04, 5.13, 5.16(d), 5.16(f) or 5.17;
     (d) any Obligor shall fail to observe or perform any covenant or agreement contained in any Loan Document (other than those specified in clause (a) or (c) above), and such failure shall continue unremedied for a period of 60 days (or, if ILFC failed to give notice of such noncompliance or nonperformance pursuant to Section 5.09(a)(iv) within three Business Days after obtaining knowledge thereof, 60 days minus the number of days elapsed between the date the Borrower obtained such knowledge and the date ILFC gives the notice pursuant to Section 5.09(a)(iv), but in no event less than three Business Days) after notice thereof from any Lender Party to ILFC (which notice will be given by the Administrative Agent at the request of the Required Lenders);
     (e) default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any indebtedness for borrowed money of the Borrower or any other Obligor now existing or hereinafter created, which default shall constitute a failure to pay any amount of principal of such indebtedness in an amount exceeding $50,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in an aggregate principal amount of such indebtedness exceeding $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after there has been given a written notice to the Borrower by the Administrative Agent or to the Borrower and the Administrative Agent by Lenders holding at least 25% in principal amount of the Loans at the time outstanding, specifying such default with respect to the other indebtedness and requiring such Obligor to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a notice of an “Notice of Default” hereunder;
     (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its debts,
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or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership, examinership or similar law now or hereafter in effect or (ii) the appointment of a receiver, examiner, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
     (g) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, examination or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership, examinership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) above, (iii) apply for or consent to the appointment of a receiver, examiner, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) have its board of directors vote to approve any action for the purpose of effecting any of the foregoing;
     (h) any Obligor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
     (i) one or more judgments for the payment of money in an aggregate amount exceeding $50,000,000 not covered by insurance shall be rendered against any Obligor taken as a whole and shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon Collateral to enforce any such judgment to the extent not a Permitted Lien; or
     (j) any Lien purported to be created under any Security Document shall be asserted by any Obligor not to be, a valid and perfected Lien (to the extent required under the Express Perfection Requirements) on any Collateral with the same priority as and to the extent provided for under the applicable Security Documents except as a result of a sale, release or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;
     (k) an ERISA Event shall have occurred that when taken either alone or together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;
then, and in every such event (except an event with respect to any Obligor described in clause (f) or (g) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to ILFC, (i) if such notice shall have been delivered prior to the making of the Loans, declare the Commitments to be terminated or (ii) if such notice shall have been delivered after the making of the Loans, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued
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hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are waived by the Borrower; and in the case of any event with respect to any Borrower Party described in clause (f) or (g) above, (1) if such event shall have occurred prior to the making of the Loans, the Commitments shall automatically be terminated and (2) if such event shall have occurred after the making of the Loans, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are waived by the Obligors.
ARTICLE 7
Guaranty
     Section 7.01. Guaranty. Each Obligor hereby guarantees the punctual payment upon the expiration of any applicable remedial period, whether at scheduled maturity or by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of all of its Guaranteed Obligations. Without limiting the generality of the foregoing, the liability of each Obligor shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Obligor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, examination or similar proceeding involving such Obligor.
     Section 7.02. Contribution. Subject to Section 7.03, each Obligor hereby unconditionally agrees that in the event any payment shall be required to be made to any Secured Party under this Article 7, such Obligor in its capacity as such will contribute, to the maximum extent permitted by law, such amounts to each other Obligor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
     Section 7.03. Guaranty Absolute. Each Obligor guarantees that its Guaranteed Obligations will be paid in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Obligor under or in respect of this Article 7 are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Obligor to enforce this Article 7, irrespective of whether any action is brought against any other Obligor or whether any other Obligor is joined in any such action or actions. The liability of each Obligor under this Article 7 shall be irrevocable, absolute and unconditional, and each Obligor hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations and except in respect of a Defaulting Lender) it may now have or hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
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     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of its Guaranteed Obligations or any other Obligations of any Obligor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in its Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;
     (c) any taking, exchange, release or non-perfection of security interest in or Lien on any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of its Guaranteed Obligations;
     (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of its Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of its Guaranteed Obligations or any other Secured Obligations of any Obligor under the Loan Documents or any other assets of any Obligor or any of its Subsidiaries;
     (e) any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;
     (f) any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (each Obligor waiving any duty on the part of the Secured Parties to disclose such information);
     (g) the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to its Guaranteed Obligations; or
     (h) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Obligor or any guarantor or surety other than satisfaction in full of the Obligations.
This Article 7 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such Obligor’s Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.
     In furtherance of the foregoing and without limiting the generality thereof, each Obligor agrees as follows:
          (i) the obligation pursuant to this Article 7 is a guaranty of payment when due and not of collectability, and is a primary obligation of each Obligor and not merely a contract of surety;
          (ii) the obligations of each Obligor hereunder are independent of the obligations of the Borrower and the obligations of any other guarantor (including any other Obligor) of the
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obligations of the Borrower, and a separate action or actions may be brought and prosecuted against such Obligor whether or not any action is brought against the Borrower or any of such other guarantors and whether or not the Borrower is joined in any such action or actions;
          (iii) payment by any Obligor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Obligor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Obligor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Obligor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Obligor, limit, affect, modify or abridge any other Obligor’s liability hereunder in respect of the Guaranteed Obligations;
          (iv) any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Obligor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Obligor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent herewith and any Security Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Obligor against any other creditor or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and
          (v) this Article 7 and the obligations of Obligors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Obligor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty
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of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of the Borrower and any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the Borrower may allege or assert against any Secured Party in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Obligor as an obligor in respect of the Guaranteed Obligations.
     Section 7.04. Waiver and Acknowledgments. (i) Each Obligor hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of its Guaranteed Obligations and this Article 7 and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.
     (a) Each Obligor hereby unconditionally and irrevocably waives any right to revoke this Article 7 and acknowledges that this Article 7 is continuing in nature and applies to all of its Guaranteed Obligations, whether existing now or in the future.
     (b) Each Obligor hereby unconditionally and irrevocably waives any defense (i) arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Obligor or other rights of such Obligor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral; (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Obligor under this Article 7 (except for payment and except as against a Defaulting Lender); (iii) arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower, any other Obligor or any Obligor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower, any other Obligor or any Obligor
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from any cause other than payment in full of the Guaranteed Obligations; (iv) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (v) based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (vi) based on any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Obligor’s obligations hereunder; (vii) based on the benefit of any statute of limitations affecting such Obligor’s liability hereunder or the enforcement hereof; (viii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; and (ix) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
     (c) Each Obligor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Obligor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Borrower Party or any of its Subsidiaries now or hereafter known by such Secured Party.
     (d) Each Obligor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Article 7 are knowingly made in contemplation of such benefits.
     Section 7.05. Subrogation. Each Obligor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Obligor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Obligor’s Guaranteed Obligations under or in respect of any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any other Obligor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Obligor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of such Obligor’s Guaranteed Obligations and all other amounts payable under this Article 7 shall have been paid in full in cash, it being understood that payments in respect of inter-company advances and dividends exclusively among the Obligors are not prohibited under this Section 7.05 unless an Event of Default has occurred and is continuing. If any amount shall be paid to any Obligor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 7, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Obligor and shall forthwith be paid or delivered to the Lender in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to such Obligor’s Guaranteed Obligations and all other amounts payable by it under this Article 7, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any of such Obligor’s Guaranteed Obligations or other amounts payable by it under this Article 7 thereafter arising. If all of the Guaranteed Obligations
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and all other amounts payable under this Article 7 shall have been paid in full in cash, the Secured Parties will, at any Obligor’s request and expense, execute and deliver to such Obligor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Obligor of an interest in the Guaranteed Obligations resulting from such payment made by such Obligor pursuant to this Article 7.
     Section 7.06. Payment Free and Clear of Taxes. Any and all payments by any Obligor under this Article 7 shall be made in accordance with the provisions of this Agreement, including the provisions of Section 2.08 (and such Obligor shall make such payments of Taxes or Other Taxes to the extent described in Section 2.08), as though such payments were made by the Borrower.
     Section 7.07. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 7.08. Continuing Guaranty. This Article 7 is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 7, and (b) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. No Obligor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent.
     Section 7.09. Subordination of Certain Intercompany Indebtedness. Each Obligor hereby agrees that any obligations owed to it by another Obligor shall be subordinated to the Obligations of such Obligor and that any indebtedness owed to it by another Obligor shall be subordinated to the Obligations of such other Obligor, it being understood that such Obligor or such other Obligor, as the case may be, may make payments on such intercompany indebtedness and dividends unless an Event of Default has occurred and is continuing.
     Section 7.10. Limit of Liability. (a) Each Obligor shall be liable only for Guaranteed Obligations aggregating up to the largest amount that would not render its Guaranteed Obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.
     (b) In the event that the direct or indirect assets of any Obligor organized under the laws of Ireland are insufficient to pay in full all claims made by the Secured Parties in respect of Guaranteed Obligations of such Obligor, then the Secured Parties shall have no further claim against such Obligor with respect to its Guaranteed Obligations for amounts that exceed its direct or indirect assets at such time.
     Section 7.11. Release. Upon the release of an Obligor as provided in Section 2.10(d), (h) or (j) hereof, the obligations of such Obligor under this Article 7 and under the other Loan Documents shall concurrently therewith automatically be deemed released, discharged and terminated.
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     Section 7.12. No ILFC Collateral. For purposes of clarification, the parties hereto acknowledge and agree that ILFC is not a “Grantor” under the Security Documents and has not granted and is not obligated under the Loan Documents to grant a Lien on any property or other assets of ILFC.
ARTICLE 8
Agents
     Section 8.01. Appointment and Authority. (a) Each of the Lenders hereby appoints Citibank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided herein, the provisions of this Article are solely for the benefit of the Agents and the Lenders, and neither the Borrower nor any other Obligor shall have rights as a third party beneficiary of any of such provisions.
     (b) Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are hereby appointed Lead Agents hereunder, and BNP Paribas is hereby appointed Joint Agent hereunder, and each Lender hereby authorizes Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and BNP Paribas to act as Joint Agents in accordance with the terms hereof and the other Loan Documents. Each of the Joint Agents hereby agree to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable.
     (c) In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Obligor. Each Joint Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Effective Date, each Joint Agent shall not have any obligations but shall be entitled to all benefits of this Article 8. Each Joint Agent may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent and the Borrower.
     (d) Each Lender irrevocably authorizes the Joint Agents to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to the Joint Agents by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Joint Agents may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Joint Agents any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.
     (e) The Administrative Agent hereby agrees that it shall (i) furnish to the Joint Agents, upon their request, a copy of the Register, (ii) cooperate with the Joint Agents in
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granting access to any Lenders (or potential lenders) who the Joint Agents identify to the Platform and (iii) maintain the Joint Agents’ access to the Platform.
     Section 8.02. Rights as a Lender. (a) Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with ILFC or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
     (b) Each Lender understands that each Agent Entity is engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 8.02 as “Activities”) and may engage in the Activities with or on behalf of one or more of the Obligors or their respective Affiliates. Furthermore, each Agent Entity may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Obligors and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Borrower, another Obligor or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Obligors or their Affiliates. Each Lender understands and agrees that in engaging in the Activities, an Agent Entity may receive or otherwise obtain information concerning the Obligors or their Affiliates (including information concerning the ability of the Obligors to perform their respective obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lenders that are not Agent Entities. Neither any Person serving as an Agent nor any other Agent Entity shall have any duty to disclose to any Lender or use on behalf of the Lenders, nor be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Obligor or any Affiliate of any Obligor) or to account for any revenue or profits obtained in connection with the Activities, provided that the Administrative Agent shall deliver or otherwise make available to each Lender such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders.
     (c) Each Lender further understands that there may be situations where members of the Agents’ Group or their respective customers (including the Obligors and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lenders (including the interests of the Lenders hereunder and under the other Loan Documents). Each Lender agrees that no member of the Agents’ Group is or shall be required to restrict its activities as a result of any Person serving as an Agent being an Agent Entity, and that each Agent Entity may undertake any Activities without further consultation with or notification to any Lender. None of (i) this Agreement or any other Loan
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Document, (ii) the receipt by any Agent Entity of information concerning the Obligors or their Affiliates (including information concerning the ability of the Obligors to perform their respective obligations hereunder and under the other Loan Documents) or (iii) any other matter, shall give rise to any fiduciary, equitable or contractual duties (including any duty of trust or confidence) owing by any Agent Entity to any Lender including any such duty that would prevent or restrict any Agent Entity from acting on behalf of customers (including the Obligors or their Affiliates) or for its own account.
     Section 8.03. Exculpatory Provisions. The duties of the Administrative Agent are solely ministerial and administrative in nature and each Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, each Agent:
     (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, and shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender;
     (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and
     (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to ILFC or any of its Affiliates that is communicated to or obtained by any Agent Entity in any capacity.
     No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.02 and Article 5) or (ii) in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent by ILFC, the Borrower or a Lender.
     No Agent Entity shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth anywhere herein, other than (but
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subject to the foregoing clause (ii)) to confirm receipt of items expressly required to be delivered to the Agent.
     Nothing in this Agreement or any other Loan Document shall require any Agent Entity to carry out any “know your customer” or other checks in relation to any Person on behalf of any Lender and each Lender confirms to each Agent that such Lender is solely responsible for any such checks such Lender is required to carry out and that such Lender may not rely on any statement in relation to such checks made by any Agent Entity.
     Section 8.04. Reliance by each Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
     Section 8.05. Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of their duties and exercise their rights and powers by or through their respective Representatives. Each such sub-agent and Representative shall be entitled to the benefits of all provisions of this Section 8 and Section 9.03 and 9.16 (as though such sub-agents and Representatives were an “Agent” under the Loan Documents) as if set forth in full herein with respect thereto.
     Section 8.06. Resignation and Removal of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower, and may be removed at any time by the Required Lenders by written notice. Upon receipt of any such notice of resignation or upon any such removal, the Required Lenders shall have the right, with the consent of the Borrower if no Event of Default has occurred and is continuing (not to be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or receives notice of its removal, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative
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Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders (with the consent of the Borrower as provided above) appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Representatives in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
     Section 8.07. Non-Reliance on Agents and Other Lenders. (a) Each Lender confirms to each Agent, each other Lender and each of their respective Representatives that it (i) possesses (individually or through its Representatives) such knowledge and experience in financial and business matters that it is capable, without reliance on such Agent, any other Lender or any of their respective Representatives, of evaluating the merits and risks (including tax, legal, regulatory, credit, accounting and other financial matters) of (x) entering into this Agreement, (y) making its Loans hereunder and (z) taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risks and (iii) has determined that entering into this Agreement and making its Loans hereunder and under the other Loan Documents is suitable and appropriate for it.
          (b) Each Lender acknowledges that (i) it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Loan Documents, (ii) it has, independently and without reliance upon either Agent, any other Lender or any of their respective Representatives, made its own appraisal and investigation of all risks associated with, and its own credit analysis and decision to enter into, this Agreement based on such documents and information, as it has deemed appropriate and (iii) it will, independently and without reliance upon either Agent, any other Lender or any of their respective Representatives, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, this Agreement and the other Loan Documents based on such documents and information as it shall from time to time deem appropriate, which may include, in each case:
     (i) the financial condition, status and capitalization of the Borrower and each other Obligor;
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     (ii) the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Loan Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document; or
     (iii) determining compliance or non-compliance with any condition hereunder to the making of its Loans and the form and substance of all evidence delivered in connection with establishing the satisfaction of each such condition;
     (iv) the adequacy, accuracy and/or completeness of the ILFC Materials and any other information delivered by any Agent, any other Lender or any of their respective Representatives under or in connection with this Agreement or any other Loan Document, the transactions contemplated hereby and thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document.
     Section 8.08. No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent or a Lender hereunder.
     Section 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 9.03) allowed in such judicial proceeding; and
     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 9.03.
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     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
     Section 8.10. Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Obligor from its obligations under the Article 7 if such Person ceases to be a Borrower Party as a result of a transaction permitted under Section 2.10 or 5.04. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Obligor from its obligations under Article 7 pursuant to this Section 8.10.
     Section 8.11. French Collateral. In accordance with Article 2328-1 of the French Civil Code, each of the Administrative Agent, the Collateral Agent, the Lenders and each other Secured Party agrees that the Collateral Agent, for the benefit of the Secured Parties, shall have the right to constitute, register, manage and enforce each Lien in any Collateral granted pursuant to any Security Document by any Borrower Party.
ARTICLE 9
Miscellaneous
     Section 9.01. Notices Generally. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
     (i) if to any Obligor or any Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 9.01; and
     (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.
     Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
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     (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent. Each of the Lenders and each Obligor acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Obligor hereby approves distribution of notices and other communications to the Lenders hereunder through the Platform and understands and assumes the risks of such distribution. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
     Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
     (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ILFC MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall any Agent or any of its Affiliates and their respective partners, directors, officers, employees, agents, trustees and advisors (collectively, the “Agent Parties”) have any liability to ILFC, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or any Agent’s transmission of ILFC Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to ILFC, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
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     (d) Change of Address, Etc. Each of the Borrower and each Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities laws, to make reference to ILFC Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.
     (e) Reliance by Agents and Lenders. The Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent, each Lender and the Representatives of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with each Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.
     Section 9.02. Waivers; Amendments. (a) No failure or delay by any Lender Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of the Loans shall not be construed as a waiver of any Default, regardless of whether any Lender Party had notice or knowledge of such Default at the time.
     (b) No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing entered into or consented to by the Borrower and the Administrative Agent (acting at the direction of the Required Lenders) or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the written consent of the Administrative
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Agent (acting at the direction of the Required Lenders); provided that without the consent of each affected Lender, no such agreement shall have the effect of (i) increasing the Commitments or extending the Commitments of such affected Lender; (ii) reducing the amount of principal, interest or fees owing to such affected Lender; and (iii) changing the scheduled times or dates for payment of principal or interest to such affected Lender (it being agreed that prepayments or repayments required under Section 2.06 are excluded from this requirement); provided further that without the consent of all of the Lenders, no such agreement shall have the effect of (i) changing the Loan-To-Value Ratio that is required to be maintained, (ii) releasing all or substantially all of the Collateral prior to the repayment of the Loans in full, (iii) amending the definition of Required Lenders, (iv) amending the definition of Permitted Liens or (v) permitting a Lien which is not a Permitted Lien and is attributable to a deliberate action by any Borrower Party to grant such Lien; provided further that without the consent of Lenders holding greater than 66 2/3% of the amount equal to the sum of the aggregate amount of the unused Aggregate Commitments plus the aggregate outstanding principal amount of the Loans, no such agreement shall have the effect of amending Section 9.05 in a way that would put any further restrictions on assignments of Loans, except with the agreement of any affected Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent without such Person’s prior written consent; provided further that no provision of this Section 9.02(b) requiring the consent of a certain percentage of Lenders or of a Person may be amended or modified unless at least such percentage of Lenders or such Person (as applicable) consents to such amendment or modification. Any purported waiver, amendment or other modification of any Loan Document or any provision thereof that does not comply with this Section 9.02(b) shall be null and void and of no legal effect. Notwithstanding the foregoing, the Administrative Agent or the Collateral Agent may enter into any amendment, supplement or modification of a Loan Document without the consent of any Lender to (a) evidence the succession of a Person to any Obligor and the assumption by such successor of the covenants of such Obligor in any Loan Document, (b) add to the covenants of any Obligor in any Loan Document for the benefit of the Lenders or surrender any right or power conferred upon an Obligor in any Loan Document, (c) add any additional Events of Default, (d) provide additional collateral as security for the Guaranteed Obligations, (e) evidence the release of Liens on the Collateral as permitted by (and in accordance with) Section 2.10 hereof or Section 7 of the Security Agreement, (f) to add an Obligor or to release an Obligor from its obligations under the Loan Documents as permitted by (and in accordance with) Section 2.10, (g) to evidence and provide for the acceptance of appointment hereunder by a successor Administrative Agent in accordance with Article 8, (h) to correct drafting errors in the Loan Documents or (i) supplement this Agreement by means of an Incremental Lender Assumption Agreement.
     (c) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) neither of the Commitment and the principal amount of the Loans of any Defaulting Lender may be increased or extended, and the maturity of any Loans of any Defaulting Lender may not be extended, in each case without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected
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Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.
     Section 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the conditions precedent to each Advance Date, the administration of this Agreement and the other Loan Documents, and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated), any out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the enforcement or protection of the Secured Parties’ rights in connection with the Agreement and the other Loan Documents and expenses incurred during any workout, restructuring or negotiations in respect of any Loans or any Loan Documents, including in each case the reasonable fees, charges and disbursements of counsel engaged by the Administrative Agent or the Collateral Agent (including the allocated fees of in-house counsel), and (ii) any out-of-pocket expenses incurred by any Lender Party during the continuance of a Default or Event of Default in connection with the enforcement, protection or restructuring of its rights in respect of any Loans or any Loan Documents and reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of any Loans or any Loan Documents, including in each case the reasonable fees, charges and disbursements of counsel, accountants, financial advisers and other experts engaged by such Lender Party (including the allocated fees of in-house counsel).
     (b) The Borrower agrees to indemnify each Lender Party and each of their respective Representatives (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (exclusive however of Taxes, it being understood that the sole indemnification provided by the Borrower to the Indemnitees in respect of Taxes is set forth in Section 2.08), incurred by or asserted against any Indemnitee arising out of, in any way connected with or as a result of any claim, litigation, investigation or proceeding, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Obligor or any of their respective Affiliates) relating to:
     (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or any amendment, supplement or waiver thereto, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby;
     (ii) the use of the proceeds of the Loans; or
     (iii) any actual or alleged presence or release of Hazardous Materials on any property currently or formerly owned, leased, operated or used by any Obligor or any of its Subsidiaries, or any Environmental Liability related in any way to any Obligor or any of its Subsidiaries;
provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent
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jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
     If any Indemnitee is entitled to indemnification under this Section 9.03 with respect to any action or proceeding brought by a third party that is also brought against any Obligor, the relevant Obligor will be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Indemnitee. Upon assumption by such Obligor of the defense of any such action or proceeding, the Indemnitee will have the right to participate in such action or proceeding and to retain its own counsel but such Obligor will not be liable for any legal expenses of other counsel subsequently incurred by such Indemnitee in connection with the defense thereof unless (i) such Obligor has agreed to pay such fees and expenses, (ii) such Obligor will have failed to employ counsel reasonably satisfactory to the Indemnitee in a timely manner or (iii) the Indemnitee will have been advised by counsel that there are actual or potential conflicts of interest between any Obligor and the Indemnitee, including situations in which there are one or more legal defenses available to the Indemnitee that are different from or additional to those available to any Obligor, except that to the extent (x) there is more than one claim and (y) each actual or potential conflict of interest applies to fewer than all of such claims and can be isolated by separating into separate lawsuits or proceedings such claims in which an actual or potential conflict of interest arises (with respect to which lawsuits or proceedings such Obligor will be responsible for legal expenses of the Indemnitee’s counsel) from those in which no actual or potential conflict of interest arises (with respect to which lawsuits or proceedings such Obligor will not be responsible for legal expenses of the Indemnitee’s counsel). No Obligor will consent to the terms of any compromise or settlement of any action defended by any Obligor in accordance with the foregoing without the prior consent of the applicable Indemnitees, provided that such consent of the applicable Indemnitees shall not be unreasonably withheld if such compromise or settlement (i) includes an unconditional release of such Indemnitees from all liability arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnitee.
     An Indemnitee must provide reasonably prompt notice to the applicable Obligor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure, and must not make any admission of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of such Obligor, such consent not to be unreasonably withheld.
     (c) No Obligor shall assert, and it waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, the Loans or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful
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misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
     (d) The provisions of Section 2.08 and this Section 9.03 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby and thereby, the repayment of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of any Lender Party. All amounts due under this Section 9.03 shall be payable not later than ten Business Days after written demand therefor.
     (e) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to any Agent (or any sub-agent thereof) or any Representative thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Representative, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the applicable Agent (or any such sub-agent) in its capacity as such, or against any Representative of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.09(e).
     (f) To the extent that any payment by or on behalf of the Borrower is made to any Lender Party, or any Lender Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
     (g) The agreements in this Section shall survive the resignation of any Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
     Section 9.04. Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than as provided in Section 2.10 or Section 5.17 hereof, the Borrower may not assign, delegate or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any
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attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign, delegate or otherwise transfer its rights or obligations hereunder except in accordance with Section 9.05. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (except the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly provided herein, the Representatives of the Lender Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.
     Section 9.05. Assignments by Lenders. (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i) Minimum Amounts.
(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, no minimum amount need be assigned; and
(B) in any case not described in clause (i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $10,000,000 (or such lower amount that is the entire outstanding amount of the Loans held by such Lender) unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned.
(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (a)(i)(B) of this Section and, in addition:
(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required for any assignment to any Person unless (1) an Event of Default has occurred and is continuing at the time of such assignment or
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(2) such assignment is to an Agent Entity, a Lender or an Affiliate of a Lender; provided that such Person shall not be engaged primarily in the aircraft leasing business or aviation advisory business or be an air carrier; and
(B) notice to the Administrative Agent shall be required.
(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that (x) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (y) for the avoidance of doubt, neither the Borrower nor any Obligor will be obligated to pay all or any portion of such processing and recordation fee. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a Person who is not an Eligible Assignee or (D) to a Person engaged primarily in the aircraft leasing business or aviation advisory business or who is an air carrier.
(vi) Certain Additional Payments. In connection with the assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (b) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning
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Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.08, 2.09 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment and shall not be released from its obligations under Section 9.14. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.
     Without limiting the foregoing, if any Lender assigns any of its rights or obligations under this Agreement to an assignee and, as a result of circumstances existing at the date on which such assignment occurs, the Borrower would be obliged to make a payment to such assignee under Sections 2.08 or 2.09, then the rights of such assignee to receive payment under such Sections by reference to the circumstances existing as at the date of such assignment (or a continuation of such circumstances) shall be limited to the extent of the entitlement of such assigning Lender had such assignment not occurred.
     (b) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts and stated interest of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
     (c) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than (a) a natural person or (b) the Borrower or any of the Borrower’s Affiliates or Subsidiaries (each, a "Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) such participation shall not be to a Person engaged primarily in the aircraft leasing business or aviation advisory business or who is an air carrier.
     Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 9.02(b) that affects such Participant. Subject to subsection (d) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.08 and 2.09 to the same extent as if
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it were a Lender and had acquired its interest by assignment pursuant to the foregoing provisions of this Section 9.05.
     (d) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment from the Borrower under Section 2.08 or 2.09 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, and the Borrower shall have no obligations to make greater aggregate payments under Sections 2.08 and 2.09 to or for the account of the applicable Lender and the Participant following the grant of such Participation unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 2.08 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.08 and 9.06 as though it were a Lender.
     (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, to a Federal Reserve Bank or other similar central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
     Section 9.06. Replacement of Lenders. If (i) any Lender requests compensation under Section 2.08, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.08 (including, without limitation, by reason of a Market Disruption Event), (iii) any Lender is a Defaulting Lender or (iv) any Lender does not consent to a waiver, amendment or other modification or request made by the Borrower in respect of any Loan Document, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, prepay such Lender in full without any Premium Amount (or with Premium Amount, solely in respect of prepayments pursuant to clause (iv) above) on a non-prorata basis or require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Sections 9.04 and 9.05), all of its interests, rights and obligations in its capacity as a Lender under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
     (a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 9.05;
     (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees, Premium Amount (in the case of a assignment due to an occurrence described in clause (iv) of the first paragraph of Section 9.06) and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.09) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
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     (c) in the case of any such assignment resulting from a claim for compensation under Section 2.09 or payments required to be made pursuant to Section 2.08, such assignment will result in a reduction in such compensation or payments thereafter; and
     (d) such assignment does not conflict with applicable laws.
     A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
     Section 9.07. Survival. All covenants, agreements, representations and warranties made by the Obligors in the Loan Documents and in certificates or other instruments delivered in connection with or pursuant to the Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Lender Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any principal of or accrued interest on the Loans or any fee or other amount payable hereunder is outstanding and unpaid.
     Section 9.08. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and each Fee Letter constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement (i) will become effective when the Lenders shall have signed this Agreement and received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy will be effective as delivery of a manually executed counterpart of this Agreement.
     Section 9.09. Severability. If any provision of any Loan Document is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (ii) the other provisions of the Loan Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.09, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
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     Section 9.10. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 9.11. Jurisdiction; Consent to Service of Process. (a) To the extent permitted by applicable law, party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Obligor or its properties in the courts of any jurisdiction.
     (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     Section 9.12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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     Section 9.13. Headings. Article and Section headings and the Table of Contents herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
     Section 9.14. Confidentiality. Each of the Lender Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as, or more restrictive than, those of this Section, to (i) any permitted assignee of or Participant in, or any prospective permitted assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Obligors received by it from any Agent or any Lender or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. With respect to any disclosure under Section 9.14(c), each of the Administrative Agent and the Lenders, as applicable, shall use commercially reasonable efforts to promptly notify the Borrower, to the extent legally permissible and practicable under the circumstances, so as to permit the Borrower to obtain a protective order as to such disclosure, and each of the Administrative Agent and the Lenders will reasonably cooperate to the extent practicable and permitted by their respective then existing policies) with the Borrower for such purpose.
     For purposes of this Section, “Information” means all non-public information received from ILFC or any Subsidiary relating to ILFC or any Subsidiary or any of their respective businesses, other than any such information that is available to the applicable Person on a nonconfidential basis prior to disclosure by ILFC or any Subsidiary, provided that, in the case of information received from ILFC or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
     Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning ILFC or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public
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information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. Notwithstanding anything herein to the contrary, in no event shall any Lender Party provide information concerning ILFC or its Subsidiaries or any Affiliate, Lease or Lessee that is not publicly available to any Affiliate, agent or other representative of such Lender Party that is engaged primarily in the aircraft leasing business or aviation advisory business or is an air carrier (provided that the Collateral Agent may provide any Subsidiary or Affiliate of the Collateral Agent that administers filings on the International Registry on behalf of the Collateral Agent from time to time any information to the extent required in connection with making the Required Cape Town Registrations).
     Section 9.15. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender (except a Defaulting Lender) and each of their respective Affiliates is hereby authorized at any time and from time to time to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Obligor against any and all of the obligations of such Obligor now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Obligor may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or such Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
     Section 9.16. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by the Loan Documents (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Obligor acknowledges and agrees that: (i) each of the Agent Entities may have economic interests that conflict with those of the Borrower, its equity holders and/or its Affiliates; (ii) the arranging or other services regarding this Agreement provided by each Agent Entity are arm’s-length commercial transactions between the Borrower, each other Obligor and their respective Affiliates, on the one hand, and such Agent Entity, on the other hand, and each Obligor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by the Loan Documents; (iii) in connection with the transactions contemplated by the Loan Documents and the process leading thereto, each Agent Entity is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Obligor or any Obligor’s management, Affiliates, stockholders or other equity holders, creditors or employees or any other Person; (iv) no Agent Entity has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Obligor, or any of their respective equity holders or Affiliates with respect to any of the transactions contemplated by the Loan Documents (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Agent Entity has advised or is currently advising any Obligor, or any of their respective equity holders or Affiliates on other matters) and no Agent
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Entity has any obligation to any Obligor or any of their respective Affiliates with respect to the transactions contemplated by the Loan Documents except those obligations expressly set forth therein; (v) any Agent Entity may be engaged in a broad range of transactions that involve interests that differ from the Obligors and the Obligors’ respective affiliates and no Agent Entity will have any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; (vi) the Agent Entities provide services to, invest in investment vehicles that invest in, and engage in other activities and relationships with entities and persons, including entities and persons who may be involved in transactions arising from or relating to the transactions contemplated by the Loan Documents, or be customers or competitors of, or have other relationships with, the Borrower, and in the course of such other activities and relationships the Agent Entities may acquire information of the transactions contemplated by the Loan Documents or other entities and persons which may be the subject of the transactions contemplated by the Loan Documents, none of the Agent Entities shall have any obligation to disclose to any Obligor any such information or the fact that any Agent Entity has possession of such information, or use such information on the Borrower’s behalf; and (vii) no Agent Entity has provided any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and the Obligors have consulted their own legal, accounting, regulatory and tax advisors to the extent the Obligor have deemed appropriate. Each Agent is serving as an independent contractor under a Fee Letter or the Loan Documents, as applicable, and in connection with the performance of its services hereunder and nothing in any Fee Letter or the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Agent Entity, on the one hand, and any Obligor, or its respective equity holders or Affiliates, on the other hand. Each Obligor hereby waives and releases, to the fullest extent permitted by law, any claims that it may have that any Agent Entity has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Obligor in connection with the transactions contemplated by the Loan Documents or the process leading thereto, or against any Agent Entity with respect to any breach or alleged breach of agency or fiduciary duty.
     Each Obligor and its Affiliates’ rights and obligations under any other agreement with any Agent Entity that currently or hereafter may exist are, and shall be, separate and distinct from the rights and obligations of the parties under the Loan Documents, and none of such rights and obligations under such other agreements shall be affected by any Agent Entity’s performance or lack of performance of services under the Loan Documents or any Fee Letter. The Obligors acknowledge that one or more Agent Entity may currently or in the future participate in other debt or equity transactions on behalf of or render financial advisory services to an Obligor or other companies that may be involved in a competing transaction. The Agent Entities are full service financial services firms engaged, either directly or through affiliates, in various activities, including securities trading, investment banking and financial advisory, investment management, principal investment, hedging, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, the Agent Entities may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and/or financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and/or instruments. Such investment and other activities may involve securities and instruments of any Obligor, as well as
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of other Persons and their Affiliates which may (i) be involved in transactions arising from or relating to the engagement contemplated by any Fee Letter or the Loan Documents, (ii) be customers or competitors of an Obligor or (iii) have other relationships with an Obligor. In addition, any Agent Entity may provide investment banking, underwriting and financial advisory services to such other Persons. Any Agent Entity may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles may trade or make investments in securities of Obligors or such other Persons. The transactions contemplated by the Loan Documents may have a direct or indirect impact on the investments, securities or instruments referred to in this paragraph. Each Obligor hereby agrees that any Agent Entity may render its services under any Fee Letter and the Loan Documents notwithstanding any actual or potential conflict of interest presented by the foregoing, and each Obligor hereby waives any conflict of interest claims relating to the relationship between any Agent Entity, and any Obligor or their respective Affiliates, in connection with the engagement contemplated by any Fee Letter or the Loan Documents, on the one hand, and the exercise by any Agent Entity of any of its rights and duties under any other credit or other agreement, on the other hand. The terms of this paragraph shall survive the expiration or termination of any Fee Letter and the Loan Documents.
     Section 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to the Loans, together with all fees, charges and other amounts that are treated as interest on the Loans under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged or otherwise received by the Lenders in accordance with applicable law, the rate of interest payable in respect of the Loans hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of the Loans but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to the Lenders in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until the Lenders shall have received such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of payment.
     Section 9.18. USA Patriot Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies ILFC and the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies ILFC and the Borrower, which information includes the name and address of ILFC and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify ILFC and the Borrower in accordance with the Patriot Act. Each of ILFC and the Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.
[Signature pages follow.]
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TEMESCAL AIRCRAFT INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

PARK TOPANGA AIRCRAFT INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

CHARMLEE AIRCRAFT INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Treasurer

BALLYSKY AIRCRAFT IRELAND LIMITED
By:	/s/ Niall C. Sommerville
	Name:	Niall C. Sommerville
	Title:	Director

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CITIBANK, N.A., as Administrative Agent
By:	/s/ Thomas Hollahan
	Name:	Thomas Hollahan
	Title:	Managing Director and Vice President

CITIBANK, N.A., as Collateral Agent
By:	/s/ Thomas Hollahan
	Name:	Thomas Hollahan
	Title:	Managing Director and Vice President

CITIGROUP GLOBAL MARKETS INC., as Lead Agent
By:	/s/ Thomas Bliemel
	Name:	Thomas Bliemel
	Title:	Managing Director

CREDIT SUISSE SECURITIES (USA) LLC, as Lead Agent
By:	/s/ Scott Corman
	Name:	Scott Corman
	Title:	Managing Director

BNP PARIBAS, as Joint Agent
By:	/s/ Robert Papas
	Name:	Robert Papas
	Title:	Director, Transportation Group - Aviation Finance

By:	/s/ Stephanie Klein
	Name:	Stephanie Klein
	Title:	Vice President, Aviation Finance Group - Americas
Term Loan Credit Agreement

107

CITIBANK N.A., as Lender
By:	/s/ Thomas Hollahan
	Name:	Thomas Hollahan
	Title:	Managing Director and Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Kathrin Marti
	Name:	Kathrin Marti
	Title:	Assistant Vice President

BNP PARIBAS, as Lender
By:	/s/ Robert Papas
	Name:	Robert Papas
	Title:	Director, Transportation Group - Aviation Finance

By:	/s/ Stephanie Klein
	Name:	Stephanie Klein
	Title:	Vice President, Aviation Finance Group - Americas

DVB BANK SE, as Lender
By:	/s/ Hassan Pirbhai
	Name:	Hassan Pirbhai
	Title:	Vice President

By:	/s/ Masa Kubo
	Name:	Masa Kubo
	Title:	Senior Vice President

Term Loan Credit Agreement

108

DBS BANK LTD., as Lender
By:	/s/ Ong Sie Wei
	Name:	Ong Sie Wei
	Title:	Vice President

SCOTIABANK EUROPE PLC, as Lender
By:	/s/ Richard Walsh
	Name:	Richard Walsh
	Title:	Associate Director

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Natsuhiro Samejima
	Name:	Natsuhiro Samejina
	Title:	Senior Vice President

UNITED OVERSEAS BANK LIMITED, as Lender
By:	/s/ Karunia W. Tjuradi
	Name:	Karunia W. Tjuradi
	Title:	Managing Director Corporate Banking Regional

By:	/s/ Benny Lim
	Name:	Benny Lim
	Title:	Executive Director, Strategic Client Coverage, Corporate Banking Regional

Term Loan Credit Agreement

109

DEUTSCHE BANK AG, LONDON BRANCH, as Lender
By:	/s/ Pamela H. Smith
	Name:	Pamela H. Smith
	Title:	Managing Director

By:	/s/ Ian Faraday
	Name:	Ian Faraday
	Title:	Director

UNICREDIT BANK AG, LONDON BRANCH, as Lender
By:	/s/ George Gierhart
	Name:	George Gierhart
	Title:	Director

By:	/s/ Whiteford
	Name:	Whiteford
	Title:	Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A.., as Lender
By:	/s/ Lu Hongqin
	Name:	Lu Hongqin
	Title:	Deputy General Manager

THE TOKYO STAR BANK, LIMITED, as Lender
By:	/s/ Robert M. Berardy
	Name:	Robert M. Berardy
	Title:	Chief Executive Officer and Representative Executive Officer
Term Loan Credit Agreement

110

AOZORA BANK, LTD., as Lender
By:	/s/ Koji Yamakoshi
	Name:	Koji Yamakoshi
	Title:	General Manager

NEC CAPITAL SOLUTIONS LIMITED, as Lender
By:	/s/ Shigeho Tanaka
	Name:	Shigeho Tanaka
	Title:	President

CRÉDIT INDUSTRIEL ET COMMERCIAL, as Lender
By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

By:	/s/ Andrew McKuin
	Name:	Andrew McKuin
	Title:	Vice President

Term Loan Credit Agreement

111

SCHEDULE 3.14
OBLIGOR INFORMATION

Employer or
Taxpayer
		Jurisdiction of		Identification
Name of Obligor	Chief Executive Office	Incorporation	Entity Type	Number
INTERNATIONAL LEASE FINANCE CORPORATION	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	22-3059110

TEMESCAL AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5306297

PARK TOPANGA AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5306173

CHARMLEE AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5304959

BALLYSKY AIRCRAFT IRELAND LIMITED	30 North Wall Quay, Dublin 1 Ireland	Ireland	Private limited liability company	IE 9778900 I
Term Loan Credit Agreement

3.14-1

SCHEDULE 3.17(a)
PS POOL AIRCRAFT
Pool Aircraft

Airframe		Engine Manufacturer
Manufacturer and	Airframe	and		Country of
Model	MSN	Engine Model	Lessee	Registration

Undelivered Pool Aircraft

	Airframe		Engine Manufacturer
	Manufacturer and	Airframe	and		Country of
	Model	MSN	Engine Model	Lessee*	Registration*
1	Airbus A319-100	1884	CFM International CFM56-5B6/P	***	Kingdom of Bahrain

2	Airbus A319-100	2004	International Aero Engines V2524-A5	***	China

3	Airbus A319-100	2194	International Aero Engines V2524-A5	***	United Kingdom

4	Airbus A319-100	2232	International Aero Engines V2524-A5	***	China

5	Airbus A319-100	2720	International Aero Engines V2524-A5	***	United Kingdom

6	Airbus A319-100	3114	International Aero Engines V2527M-A5	***	China

7	Airbus A319-100	3116	International Aero Engines V2527M-A5	***	China

8	Airbus A319-100	3124	International Aero Engines V2527M-A5	***	China

9	Airbus A320-200	1424	International Aero Engines V2527-A5	***	United Kingdom

10	Airbus A320-200	2024	CFM International CFM56-5B4/P	***	Switzerland

11	Airbus A320-200	2142	CFM International CFM56-5B4/P	***	Malta

12	Airbus A320-200	2594	International Aero Engines V2527-A5	***	New Zealand

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(a)-1

	Airframe		Engine Manufacturer
	Manufacturer and	Airframe	and		Country of
	Model	MSN	Engine Model	Lessee*	Registration*
13	Airbus A320-200	2768	CFM International CFM56-5B4/P	***	Malta

14	Airbus A320-200	4619	International Aero Engines V2527-A5	***	China

15	Airbus A321-200	1658	CFM International CFM56-5B3/P	***	France

16	Airbus A321-200	1695	International Aero Engines V2533-A5	***	Hong Kong

17	Airbus A321-200	3067	International Aero Engines V2533-A5	***	China

18	Airbus A321-200	3075	International Aero Engines V2533-A5	***	China

19	Airbus A321-200	3112	International Aero Engines V2533-A5	***	China

20	Airbus A330-200	262	Pratt & Whitney PW4168A	***	Vietnam

21	Airbus A330-200	275	Pratt & Whitney PW4168A	***	Vietnam

22	Airbus A330-200	432	Pratt & Whitney PW4168A	***	Germany

23	Airbus A330-200	454	Pratt & Whitney PW4168A	***	Germany

24	Airbus A330-200	527	Rolls Royce PLC TRENT 772B-60	***	Kingdom Of Bahrain

25	Airbus A330-200	811	General Electric CF6-80E1-A3	***	Netherlands

26	Boeing B737-700	29372	CFM International CFM56-7B24	***	China

27	Boeing B737-800	28252	CFM International CFM56-7B27	***	Trinidad And Tobago

28	Boeing B737-800	30645	CFM International CFM56-7B27	***	Trinidad and Tobago

29	Boeing B737-800	35274	CFM International CFM56-7B24/3	***	Hong Kong

30	Boeing B737-800	35275	CFM International CFM56-7B26/3	***	Czech Republic

31	Boeing B737-800	35279	CFM International CFM56-7B26/3	***	France

32	Boeing B737-800	35280	CFM International CFM56-7B26/3	***	Norway

33	Boeing B737-800	35283	CFM International CFM56-7B26/3	***	Norway

34	Boeing B737-800	38819	CFM International CFM56-7B26/3	***	France

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(a)-2

	Airframe		Engine Manufacturer
	Manufacturer and	Airframe	and		Country of
	Model	MSN	Engine Model	Lessee*	Registration*
35	Boeing B737-800	38820	CFM International CFM56-7B26/3	***	Not currently registered**

36	Boeing B737-800	38822	CFM International CFM56-7B24/3	***	Not currently registered**

37	Boeing B737-800	38823	CFM International CFM56-7B24/3	***	Not currently registered**

38	Boeing B777-200ER	27607	General Electric GE90-90B	***	Vietnam

39	Boeing B777-200ER	27608	General Electric GE90-90B	***	Vietnam

40	Boeing B777-200ER	28686	Pratt & Whitney PW4090	***	South Korea

41	Boeing B777-200ER	29397	General Electric GE90-94B	***	Netherlands

42	Boeing B777-200ER	29399	General Electric GE90-94B	***	Netherlands

43	Boeing B777-200ER	29404	Rolls Royce PLC TRENT 895-17	***	New Zealand

44	Boeing B777-200ER	32719	General Electric GE90-94B	***	United States

45	Boeing B777-300ER	32723	General Electric GE90-115BG01	***	France

46	Boeing B777-300ER	32728	General Electric GE90-115BG02	***	United Arab Emirates

*	As of the date of this Credit Agreement

**	Aircraft not yet delivered from manufacturer

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(a)-3

SCHEDULE 3.17(b)
LEASES
International Lease Finance Corporation (“ILFC”)
ILFC Ireland Limited (“ILFC Ireland”)
***
     Boeing B777-200ER aircraft bearing serial number 32719
Aircraft Lease Agreement dated as of December 23, 2004 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2142
Amended and Restated Aircraft Lease Agreement dated as of January 14, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A320-200 aircraft bearing serial number 2768
Amended and Restated Aircraft Lease Agreement dated as of August 12, 2005 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2594
Aircraft Lease Agreement dated as of October 30, 2002 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29404
Aircraft Lease Agreement dated as of August 20, 2004 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B777-200ER aircraft bearing serial number 28686
Aircraft Lease Agreement dated as of July 11, 1997 between ***, as Lessee, and ILFC Ireland, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-1

Aircraft Headlease Agreement dated as of July 11, 1997 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 1424
Aircraft Lease Agreement dated as of August 12, 1997 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 2194
Aircraft Lease Agreement dated as of October 17, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 2720
Aircraft Lease Agreement dated as of September 30, 2005 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 28252
Aircraft Lease Agreement dated as of December 3, 2010 between ***, as Lessee, and Aircraft 73B-28252 Inc., as Lessor.
     Boeing B737-800 aircraft bearing serial number 30645
Aircraft Lease Agreement dated as of December 3, 2010 between ***, as Lessee, and Aircraft 73B-30645 Inc., as Lessor.
***
     Airbus A319-100 aircraft bearing serial number 2004
Amended and Restated Aircraft Lease Agreement dated as of April 9, 2003, between ***, as Lessee, and ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of September 29, 2002 between ILFC Ireland, as Lessee, and ILFC, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-2

     Airbus A319-100 aircraft bearing serial number 2232
Aircraft Lease Agreement dated as of November 4, 2003, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of November 4, 2003 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
Aircraft Lease Novation and Amendment Agreement dated December 31, 2004, between ILFC Ireland, as Lessor, ***, as Existing Lessee, ***, as New Lessee, and ***, as Consenting Party.
     Airbus A321-200 aircraft bearing serial number 3067
Aircraft Lease Agreement dated as of March 18, 2005, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A321-200 aircraft bearing serial number 3075
Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Airbus A321-200 aircraft bearing serial number 3112
Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
     Boeing B737-700 aircraft bearing serial number 29372
Aircraft Lease Agreement dated as of March 18, 2005 between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of March 18, 2005 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
***

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-3

     Boeing B777-300ER aircraft bearing serial number 32728
Aircraft Lease Agreement dated as of June 16, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 527
Aircraft Lease Agreement dated as of July 30, 2008 between ***, as Lessee, and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 1884
Aircraft Lease Agreement dated as of July 3, 2008 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35274
Aircraft Lease Agreement dated as of April 24, 2007 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A321-200 aircraft bearing serial number 1695
Aircraft Lease Agreement dated as of November 9, 2000 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 811
Aircraft Lease Agreement dated as of March 17, 2005 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29397
Aircraft Lease Agreement dated as of January 10, 2003 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B777-200ER aircraft bearing serial number 29399

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-4

Aircraft Lease Agreement dated as of January 10, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 38822
Aircraft Lease Agreement dated as of March 26, 2010 between ***, as Lessee, and ILFC Ireland, as Lessor.
     Boeing B737-800 aircraft bearing serial number 38823
Aircraft Lease Agreement dated as of March 26, 2010 between ***, as Lessee, and ILFC Ireland, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 432
Aircraft Lease Agreement dated as of March 30, 2000 between ***, as Lessee, and ILFC Ireland, as Lessor.
Lease Assignment dated August 16, 2010 between ILFC Aircraft 33A-432 Limited, as Assignee, ILFC Ireland as Assignor and *** as Lessee.
     Airbus A330-200 aircraft bearing serial number 454
Aircraft Lease Agreement dated as of March 30, 2000 between ***, as Lessee, and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of March 30, 2000 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35280
Aircraft Lease Agreement dated as of October 4, 2007 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B737-800 aircraft bearing serial number 35283
Aircraft Lease Agreement dated as of October 4, 2007 between ***, as Lessee, and ILFC, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-5

***
     Airbus A320-200 aircraft bearing serial number 4619
Aircraft Lease Agreement dated as of July 1, 2010 between ***, as Lessee and ILFC Ireland, as Lessor.
***
     Airbus A319-100 aircraft bearing serial number 3114
Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 3116
Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
     Airbus A319-100 aircraft bearing serial number 3124
Aircraft Lease Agreement dated as of October 31, 2006 between ***, as Lessee and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of October, 31, 2006 between ILFC Ireland, as Lessee and ILFC, as Lessor.
***
     Airbus A321-200 aircraft bearing serial number 1658
Aircraft Lease Agreement dated as of December 20, 2001 between ***, as Lessee and ILFC, as Lessor.
     Boeing B777-300ER aircraft bearing serial number 32723
Aircraft Lease Agreement dated as of December 7, 2000 between ***, as Lessee and ILFC, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-6

***
     Airbus A320-200 aircraft bearing serial number 2024
Lease Agreement dated as of March 31, 2002 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 35275
Aircraft Lease Agreement dated as of March 31, 2007 between ***, as Lessee and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of March 31, 2007 between ILFC Ireland, as Lessee and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 38820
Aircraft Lease Agreement dated as of August 10, 2010 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A330-200 aircraft bearing serial number 262
Aircraft Lease Agreement dated as of March 14, 2006 between ***, as Lessee, and Sierra Leasing Limited, as Lessor.
Assignment, Assumption and Amendment Agreement dated as of January 20, 2009 by and among Sierra Leasing Limited, as Assignor, ILFC, as Assignee, and ***, as Lessee.
Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Airbus A330-200 aircraft bearing serial number 275
Aircraft Lease Agreement dated as of May 28, 2008 between ***, as Lessee, and ILFC, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-7

Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Boeing B777-200ER aircraft bearing serial number 27607
Aircraft Lease Agreement dated as of March 8, 2005 between ***, as Lessee, and ILFC, as Lessor.
Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
     Boeing B777-200ER aircraft bearing serial number 27608
Aircraft Lease Agreement dated as of March 8, 2005 between ***, as Lessee, and ILFC, as Lessor.
Lease Assignment dated August 31, 2010 between Aircraft Lotus Inc., as Assignee, ILFC, as Assignor, and ***, as Lessee.
***
     Boeing B737-800 aircraft bearing serial number 35279
Aircraft Lease Agreement dated as of May 24, 2007 between ***, as Lessee, and ILFC, as Lessor.
     Boeing B737-800 aircraft bearing serial number 38819
Aircraft Lease Agreement dated as of February 18, 2010 between ***, as Lessee, and ILFC, as Lessor.

***   Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

3.17(b)-8

SCHEDULE 9.01
NOTICES
If to any Obligor (other than Irish Subsidiary Holdco), to:
International Lease Finance Corporation
10250 Constellation Blvd., Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Telecopy No. (310) 788-1990
If to Irish Subsidiary Holdco, to:
Ballysky Aircraft Ireland Limited
c/o ILFC Ireland Limited
30 North Wall Quay
Dublin 1, Ireland
Facsimile: 353-1-672-0270
Telephone: 353-1-802-8901
with a copy to
International Lease Finance Corporation
10250 Constellation Blvd., Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Telecopy No. (310) 788-1990
If to the Administrative Agent, to:
Citibank, N.A.
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
If to the Collateral Agent, to:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
If to the Joint Agents, to:
Term Loan Credit Agreement

9.01-1

Citigroup Global Markets Inc.
390 Greenwich Street, 1st Floor
New York, NY 10013
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 5th Floor
New York, NY 10010
Attention: Stephen Marchi
Facsimile No. (212) 743-5442
BNP Paribas
Aviation Finance Group
520 Madison Avenue, 3rd Floor
New York, NY 10022
Attention: Robert Papas/Stephanie Klein
Facsimile No. (212) 841-2748
Term Loan Credit Agreement

9.01-2

EXHIBIT A
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Citibank, N.A.	$150,000,000	11.325028313%
Credit Suisse AG, Cayman Islands Branch	$150,000,000	11.325028313%
BNP Paribas	$200,000,000	15.100037750%
DVB Bank SE	$200,000,000	15.100037750%
UniCredit Bank AG, London Branch	$100,000,000	7.550018875%
DBS Bank Ltd.	$75,000,000	5.662514156%
Scotiabank Europe plc	$75,000,000	5.662514156%
Sumitomo Mitsui Banking Corporation	$75,000,000	5.662514156%
United Overseas Bank Limited	$75,000,000	5.662514156%
Deutsche Bank AG, London branch	$75,000,000	5.662514156%
Crédit Industriel et Commercial	$40,000,000	3.020007550%
Industrial and Commercial Bank of China (Europe) S.A.	$34,500,000	2.604756512%
The Tokyo Star Bank, Limited	$30,000,000	2.265005663%
Aozora Bank, Ltd.	$25,000,000	1.887504719%
NEC Capital Solutions Limited	$20,000,000	1.510003775%

Total	$1,324,500,000	100.000000000%

Term Loan Credit Agreement

A-1

EXHIBIT B
FORM OF AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
[SEE ATTACHED]
Term Loan Credit Agreement

B-1

AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
Dated as of March 30, 2011
among
PARK TOPANGA AIRCRAFT INC.,
TEMESCAL AIRCRAFT INC.,
BALLYSKY AIRCRAFT IRELAND LIMITED,
CHARMLEE AIRCRAFT INC.,
and
THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors
and
CITIBANK, N.A.,
as the Collateral Agent

T A B L E  O F  C O N T E N T S
Aircraft Mortgage and Security Agreement

i

PAGE
Section 5.03 Representations or Warranties	25
Section 5.04 Reliance; Agents; Advice of Counsel	26
Section 5.05 Cape Town Convention	27
Section 5.06 No Individual Liability	27

ARTICLE VI SUCCESSOR COLLATERAL AGENT	27

Section 6.01 Resignation and Removal of the Collateral Agent	27
Section 6.02 Appointment of Successor	28

ARTICLE VII INDEMNITY AND EXPENSES	28

Section 7.01 Indemnity	29
Section 7.02 Secured Parties’ Indemnity	29
Section 7.03 No Compensation from Secured Parties	30

ARTICLE VIII MISCELLANEOUS	30

Section 8.01 Amendments; Waivers; Etc	30
Section 8.02 Addresses for Notices; Delivery of Documents	31
Section 8.03 Remedies	32
Section 8.04 Severability	32
Section 8.05 Continuing Security Interest	32
Section 8.06 Release and Termination	32
Section 8.07 Currency Conversion	33
Section 8.08 Governing Law	34
Section 8.09 Jurisdiction; Consent to Service of Process	34
Section 8.10 Counterparts; Integration; Effectiveness	34
Section 8.11 Table of Contents, Headings, Etc	35
Section 8.12 Non-Invasive Provisions	35
Section 8.13 Limited Recourse	36

SCHEDULES

Schedule I Aircraft Objects
Schedule II Pledged Equity Interests; Pledged Debt
Schedule III Trade Names
Schedule IV Chief Place of Business and Chief Executive or Registered Office
Schedule V Insurance

EXHIBITS

Exhibit A-1 Form of Collateral Supplement
Exhibit A-2 Form of Grantor Supplement
Exhibit B Form of Charge Over Shares of Irish Subsidiary Holdco
Exhibit C Form of Account Control Agreement
Exhibit D Form of FAA Aircraft Mortgage
Aircraft Mortgage and Security Agreement

ii

Exhibit E Form of FAA Aircraft Mortgage and Lease Assignment
Exhibit F Form of FAA Lease Assignment
Exhibit G Notice of Assignment
Aircraft Mortgage and Security Agreement

iii

AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
          This AIRCRAFT MORTGAGE AND SECURITY AGREEMENT (this “Agreement”), dated as of March 30, 2011, is made among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”) and the ADDITIONAL GRANTORS who from time to time become grantors under this Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and Citibank, N.A., a national banking association (“Citibank”), as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).
PRELIMINARY STATEMENTS:
          (1) International Lease Finance Corporation (“ILFC”), the Borrower, Parent Holdco, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, the lenders identified therein (the “Lenders”), Citibank as the administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent have entered into the Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Lenders will make the Loans to the Borrower.
          (2) ILFC is the direct or indirect owner of certain Aircraft and ILFC and certain of its Affiliates are parties to lease and sub-lease contracts with respect to such Aircraft.
          (3) The Grantors may from time to time grant additional security for the benefit of the Secured Parties, all in accordance with, and subject to the terms and conditions of this Agreement.
          (4) (a) Parent Holdco owns 100% of the outstanding capital stock of the Borrower, (b) the Borrower owns 100% of the outstanding capital stock of the CA Subsidiary Holdco and 100% of the Equity Interests of the Irish Subsidiary Holdco, (c) the Irish Subsidiary Holdco and the CA Subsidiary Holdco will acquire directly or indirectly (and subject to the Local Requirements Exception), from time to time, 100% of the Equity Interests in Owner Subsidiaries that will, from time to time on or after the Effective Date, acquire Pool Aircraft from ILFC or its Affiliates and (d) CA Subsidiary Holdco or Irish Subsidiary Holdco will acquire directly or indirectly (and subject to the Local Requirements Exception) 100% of the Equity Interests of any Intermediate Lessee that will, from time to time after the Effective Date, act as leasing intermediary with respect to certain Pool Aircraft.
          (5) The Grantors in each case party thereto have agreed pursuant to the Credit Agreement, and it is a condition precedent to the making of the Loans by the Lenders under the Credit Agreement, that the Grantors grant the security interests required by this Agreement.
          (6) Each Grantor will derive substantial direct and indirect benefit from the transactions described above.
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          (7) Citibank is willing to act as the Collateral Agent under this Agreement.
          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its respective benefit and the benefit of the other Secured Parties as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Definitions. (a) Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:
          “1881 Act” has the meaning set forth in Section 2.21.
          “Account Collateral” has the meaning specified in Section 2.01(h).
          “Account Control Agreement” means the collateral account control agreement in the form attached hereto as Exhibit C in respect of the Collateral Account dated on or about the Effective Date among the Securities Intermediary, the Borrower and the Collateral Agent.
          “Acquisition Agreement” means any agreement to provide warranties in respect of a Pool Aircraft to a Grantor hereunder in connection with any agreement pursuant to which such Pool Aircraft has been or will be acquired by such Grantor to the extent permitted to be assigned without third party consent.
          “Additional Grantor” has the meaning specified in Section 8.01(b).
          “Agreed Currency” has the meaning specified in Section 8.07.
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant Lessee.
          “Aircraft Objects” means, collectively, the Aircraft Objects (as defined in the Protocol) described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.
          “Aircraft Purchase Collateral” has the meaning specified in Section 2.01(g).
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          “Airframe” means, individually, each of the airframes described on Schedule I hereto, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Assigned Agreement Collateral” has the meaning specified in Section 2.01(f).
          “Assigned Agreements” has the meaning specified in Section 2.01(f)(i).
          “Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases and the Acquisition Agreements.
          “Assigned Lease Documents” means, collectively, the Assigned Agreements and the Assigned Leases.
          “Assigned Leases” has the meaning specified in Section 2.01(b).
          “Beneficial Interest Collateral” has the meaning specified in Section 2.01(e).
          “Borrower” has the meaning specified in the preliminary statements of this Agreement.
          “Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.
          “Chattel Paper Original” has the meaning specified in Section 2.05.
          “Citibank” has the meaning specified in the recital of parties to this Agreement.
          “Collateral” has the meaning specified in Section 2.01.
          “Collateral Agent” has the meaning specified in the recital of parties to this Agreement.
          “Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.
          “Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.
          “Eligible Institution” means (a) Citibank in its capacity as the Collateral Agent under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of A or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.
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          “Engine” means, individually, each of the aircraft engines described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.
          “Equity Collateral” has the meaning specified in Section 2.08(a).
          “Event of Default” means any Event of Default (as defined in the Credit Agreement).
          “Excluded Property” shall mean (a) proceeds of public liability insurance (or government or other Person (including the Manufacturer, the Lessee and any sublessee of the Lessee) indemnities in lieu thereof) paid or payable as a result of insurance claims made, or losses suffered, by any Grantor or their Affiliates, (b) proceeds of insurance maintained by any Grantor or their Affiliates for its or their own account or benefit (whether directly or through a Grantor) and not required by this Agreement, and proceeds of insurance in excess of the amounts required hereunder, (c) any general, Tax or other indemnity payments, expenses, reimbursements and similar payments and interest in respect thereof paid or payable in favor of any Grantor or their Affiliates or their respective successors or assigns, officers, directors, employees, agents, managers and servants, including any such payments pursuant to any Lease, except to the extent such Grantor or Affiliate owes such amounts in respect of the same claim to a Secured Party, (d) any security interest held by a Grantor or any of its Affiliates in any assets of a Lessee or any sublessee thereof or of any of their Affiliates (other than the security deposit or a letter of credit in lieu thereof), which secure obligations (other than owing solely under the Assigned Lease Documents) owed by such Lessee, sublessee or Affiliate pursuant to a grant of collateral under documents other than solely under the Assigned Lease Documents, (e) cash payments in respect of Collateral or Indebtedness subject to the Intercreditor Agreement after such payments are made by a Grantor to a non-Grantor, (f) any interest that pursuant to a Lease may from time to time accrue in respect of any of the amounts described in clauses (a) through (e) above, (g) the proceeds from the enforcement of any right to enforce the payment of any amount described in clauses (a) to (f) above, and (h) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Property.
          “FAA Aircraft Mortgage” means an FAA Aircraft Mortgage substantially in the form attached as Exhibit D.
          “FAA Aircraft Mortgage and Lease Security Assignment” means an FAA Aircraft Mortgage and Lease Security Assignment substantially in the form attached as Exhibit E.
          “FAA Lease Security Assignment” means the Lease Security Assignment in substantially the form attached as Exhibit F hereto.
          “Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.
          “Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.
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          “Grantors” has the meaning specified in the recital of parties to this Agreement.
          “ILFC” has the meaning specified in the recital of parties in this Agreement.
          “Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.
          “Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.
          “Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Grantor as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor of the Collateral Agent under any applicable law (other than the law of the State of New York) in each case to the extent required by the Express Perfection Requirements, (c) any notice provided to the applicable Lessee of the assignment thereof pursuant to this Agreement and/or such supplement and (d) any undertaking of quiet enjoyment given by the Collateral Agent in respect thereof.
          “Lease Collateral” has the meaning specified in Section 2.01(b).
          “Lenders” has the meaning specified in the preliminary statements to this Agreement.
          “Membership Interest Collateral” has the meaning specified in Section 2.01(d).
          “Parent Holdco” has the meaning specified in the recital of parties in to Agreement.
          “Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Pool Aircraft or Engine is subject to a Lease, is owned by a Grantor hereunder under the terms of such Lease.
          “Pledged Beneficial Interests” means all of the beneficial interest in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Pledged Borrower Debt” means any and all Indebtedness from time to time owing by the Borrower to any Borrower Party.
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          “Pledged CA Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the CA Subsidiary Holdco to any Borrower Party.
          “Pledged Debt” means the Pledged Parent Holdco Debt, the Pledged Borrower Debt, the Pledged Irish Subsidiary Holdco Debt, the Pledged CA Subsidiary Holdco Debt, the Pledged Owner Subsidiary Debt and the Pledged Intermediate Lessee Debt.
          “Pledged Debt Collateral” has the meaning assigned to such term in Section 2.01(c)(iii).
          “Pledged Equity Interests” means the Pledged Beneficial Interests, the Pledged Membership Interests and the Pledged Stock.
          “Pledged Equity Party” means the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee.
          “Pledged Intermediate Lessee Debt” means any and all Indebtedness from time to time owing by any Intermediate Lessee to any Borrower Party.
          “Pledged Irish Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the Irish Subsidiary Holdco to any Borrower Party.
          “Pledged Owner Subsidiary Debt” means any and all Indebtedness from time to time owing by any Owner Subsidiary to any Borrower Party.
          “Pledged Membership Interests” means all of the membership interests in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Pledged Parent Holdco Debt” means any and all Indebtedness from time to time owing by Parent Holdco to any Borrower Party.
          “Pledged Stock” means the outstanding shares of capital stock and/or issued share capital of the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
          “Received Currency” has the meaning specified in Section 8.07.
          “Related Collateral Documents” means a letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee pursuant to the terms of a Lease of a Pool Aircraft to secure such Lessee’s obligations under a Lease, in each case to the extent assignable without the consent of a third party.
          “Relevant FAA Aircraft Mortgages” means, collectively, the FAA Aircraft Mortgages.
          “Relevant FAA Aircraft Mortgages and Lease Security Assignments” means, collectively, the FAA Aircraft Mortgage and Lease Security Assignments.
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          “Relevant FAA Lease Security Assignments” means, collectively, the FAA Lease Security Assignments.
          “Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
          “Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.
          “Secured Party” means any of or, in the plural form, all of the Lender Parties.
          “Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.
          “Securities Intermediary” means any “securities intermediary” with respect to the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
          “Security Collateral” has the meaning specified in Section 2.01(c).
          “Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
          (b) Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Contracting State”, “Contract of Sale”, “International Interest”, “Professional User Entity”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.
          (c) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.
          Section 1.02 Construction and Usage. Unless the context otherwise requires:
          (a) A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
          (b) The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
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          (c) Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.
          (d) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.
          (e) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
          (f) References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document, as supplemented, amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such supplement, amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
          (g) References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
          (h) References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.
          (i) Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Loan Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.
ARTICLE II
SECURITY
          Section 2.01 Grant of Security.
          To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
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          (a) with respect to each Grantor, all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;
          (b) with respect to each Grantor, all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft, including any leasing arrangements with respect to such Pool Aircraft among Grantors with respect to such Leases together with all Related Collateral Documents, but not including any Assigned Agreement (all such Leases and Related Collateral Documents, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
          (c) with respect to each Grantor, all of the following (the “Security Collateral”):
          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
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          (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
          (d) with respect to each Grantor, all of the following (the “Membership Interest Collateral”):
          (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
          (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (e) with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):
          (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
          (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (f) with respect to each Grantor, all of the following (the “Assigned Agreement Collateral”):
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               (i) all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) or in respect of or pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time, but only to the extent such security assignment, cash deposit agreement or other security agreement is provided to the Grantor by (a) a Person (other than the Lessee or any of its Affiliates under an Assigned Lease and other than a sublessee or any of its Affiliates under a sublease) or (b) the Lessee or a sublessee or any of their Affiliates and (with respect to this clause (b)) related to arrangements described in the definition of “Local Requirements Exception” or a trust, conditional sale or similar arrangement described in the definition of “Own” (collectively, the “Assigned Agreements”); and
               (ii) all of such Grantor’s right, title and interest in and to all underlying property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
          (g) with respect to each Grantor, all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
          (h) with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”);
          (i) with respect to each Grantor, all of such Grantor’s right, title and interest in and to the personal property identified as subject to the Lien hereof in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent; and
          (j) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h) and (i) of this Section 2.01);
provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, each Grantor shall have the right, to the exclusion of the Collateral Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral (other than the Pledged Debt) and (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and once paid by a Grantor to a non-Grantor, shall be free and clear of the Lien hereof and shall not constitute Collateral, and if an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, no Grantor shall make any such payment to a non-Grantor without the Collateral Agent’s consent; provided further that the Collateral shall not include any Excluded Property. The foregoing provisos shall in no event give rise to any
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right on behalf of any Obligor to cause the release of amounts from the Collateral Account other than in accordance with the Loan Documents.
          Section 2.02 Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.
          Section 2.03 Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, the Effective Date, each Advance Date in respect of which such Grantor is a Relevant Advance Party and as of each date on which such Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:
          (a) Each Pool Aircraft is legally and beneficially Owned by the Owner Subsidiary identified in the applicable Advance Request or legally Owned by the Owner Subsidiary and beneficially Owned by a Subsidiary Holdco or Owner Subsidiary, except to the extent of the Local Requirements Exception and as provided in the definition of “Own”. None of the Pool Aircraft Assets or the Collateral has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered except for Permitted Liens, and no Pool Aircraft Assets or Collateral are described in (i) any UCC financing statements filed against any Obligor other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and UCC Financing Statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any Contract of Sale), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens. Except to the extent of the Local Requirements Exception and as provided in the definition of “Own”, the Grantors are the legal and beneficial owners of the Collateral.
          (b) In each case as and to the extent required under the Express Perfection Requirements, this Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Collateral Agent have been (or to the extent permitted hereby or in the case of future Collateral, will be) duly taken, enforceable against the applicable Grantors and creditors of and purchasers from such Grantors.
          (c) No Grantor has any trade names except as set forth on Schedule III hereto.
          (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other
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third party (including, for the avoidance of doubt, the International Registry) is required under any applicable law that is necessary to comply with the Express Perfection Requirements (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) with respect to each Pool Aircraft whose country of registration is the United States of America, the filing with the FAA, in due form, for recordation where applicable, pursuant to Section 40102 and Section 44101 through Section 44112 of Title 49, United States Code, “Transportation”, of any and all title, registration and financing documentation necessary to accomplish the purposes of this Agreement, including, without limitation, each of the Relevant FAA Aircraft Mortgages, each of the Relevant FAA Aircraft Mortgages and Lease Assignments and/or each of the Relevant FAA Lease Security Assignments, as applicable, with respect to such Pool Aircraft and/or the related Assigned Lease, (B) the filing of financing and continuation statements under the UCC, (C) the Required Cape Town Registrations, (D) the applicable Irish filings pursuant to Section 2.09(e), (E) such other filings as are required under relevant local law in the case of Grantors that are not organized under the laws of the United States or a state thereof or Ireland and (F) the Lessee Notices (except in each case set forth in this clause (d) that only the Express Perfection Requirements shall be required to be satisfied).
          (e) The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV or, in the case of records, at ILFC. If such Grantor is the lessor under a Cape Town Lease, it has the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.
          (f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule II. The Pledged Membership Interests constitute the percentage of the membership interest of the issuer thereof, as indicated on Schedule II hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto.
          (g) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable. The Pledged Debt has been duly authorized or issued and delivered and is the legal, valid and binding obligation of each Borrower Party thereunder.
          (h) The Pledged Stock and the Pledged Membership Interests constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. If the issuer thereof is organized under the laws of the United States or a state thereof, the terms of any Pledged Equity Interest expressly provide that such Pledged Equity Interest shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Pledged Membership Interest or such Article 8 shall be applicable thereto under applicable Laws. Any Certificated Security or Instrument evidencing the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests and the Pledged Membership Interests have been delivered to the Collateral Agent in accordance with Section 2.08. The Pledged Stock and the Pledged Membership Interest
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either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interest that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent (other than those agreed by the secured parties referenced therein to be terminated or released). Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Collateral Agent and (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (3) have been registered in the name of the Collateral Agent or (ii) a fully executed “control agreement” has been delivered to the Collateral Agent with respect to such Pledged Beneficial Interests.
          (i) A true and complete copy of each Assigned Agreement in effect on the date the relevant Aircraft becomes a Pool Aircraft has been delivered to the Collateral Agent as of such date.
          Section 2.04 Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Collateral Agent or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
          Section 2.05 Delivery of Collateral. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and if the Loans have been accelerated and such acceleration has not been rescinded, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Equity Interests, subject only to the revocable rights specified in Section 2.11(a). In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations. To the extent that any Assigned Lease constitutes “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC) and a Grantor has designated an original counterpart thereof as a “chattel paper original”, the Grantor shall, if it has such original of such Assigned Lease in its possession, cause such original of such Assigned Lease (the “Chattel Paper Original”) to be delivered to the Collateral Agent promptly (and in any case no later than thirty days) after the later of the date of the execution and delivery of such Assigned Lease by all its parties and the date of the Collateral Supplement delivered in respect of such Assigned Lease. Notwithstanding anything else to the contrary in any Loan
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Document, no Grantor shall be required to deliver to the Collateral Agent any letter of credit, promissory note or other Related Collateral Documents issued pursuant to an Assigned Lease.
          Section 2.06 As to the Assigned Documents. (a) Upon the inclusion of any Assigned Agreement in the Collateral, the relevant Grantor will to the extent required under the Express Perfection Requirements (i) give due notice to each such other party to such Assigned Agreement of its assignment pursuant to this Agreement, (ii) take such actions as required to perfect the Collateral Agent’s security interest in such Assigned Agreement and (iii) deliver to the Collateral Agent a copy of such notice referred to in clause (i) and of any other documents or instruments (if any) executed pursuant to clause (ii). Upon the inclusion of any Assigned Lease in the Collateral, promptly after its delivery thereof to the relevant Lessee party thereto, the relevant Grantor will deliver to the Collateral Agent the Lessee Notice, which shall contain terms to substantially the same effect as the provisions of Exhibit G or in the form provided for in the Lease. Each Grantor will ensure that, with respect to each Assigned Lease which constitutes an International Interest to which it is a party, such Grantor receives a consent of the relevant Lessee to the extent required by the Cape Town Convention for an assignment of an International Interest in respect of a Lease to be enforceable against such Lessee The Collateral Agent (solely in its capacity as such) will, upon request of an Obligor, reasonably promptly execute letters relating to quiet enjoyment and other matters in accordance with Section 4.03 of the Credit Agreement.
          (b) Each Grantor shall, at its expense:
               (i) use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it and (B) after an Event of Default has occurred and is continuing and the Loans have been accelerated and such acceleration has not been rescinded take all such action to such end as may be from time to time reasonably requested by the Collateral Agent; and
               (ii) furnish to the Collateral Agent a true and complete copy of each Assigned Lease Document, on or prior to the Advance Date in respect of a Pool Aircraft, or if later, promptly after inclusion of such Assigned Lease Document in the Collateral, whichever is applicable and a true and complete copy of each material amendment, supplement or waiver to an Assigned Lease Document received by such Grantor under or pursuant to the Assigned Lease Documents, and from time to time (subject to the provisions of the applicable Assigned Lease Document relating to the Lessee’s obligation to furnish such information, and subject to any confidentiality provisions therein) after an Event of Default has occurred and is continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, upon reasonable request of the Collateral Agent, make to each other party to any Assigned Lease Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
          (c) So long as an Event of Default shall not have occurred and be continuing, and the Loans have not been accelerated or such acceleration shall have been rescinded and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled,
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to the exclusion of the Collateral Agent but subject always to the terms of the Loan Documents (x) to exercise and receive, directly or indirectly through one or more agents, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) so long as any Assigned Lease remains in effect, no Grantor will abrogate any right, power or privilege granted expressly in favor of the Collateral Agent or any other Secured Party under any Lease Assignment Document and (ii) during the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, all such rights of each Grantor shall cease if the Collateral Agent shall, to the extent permitted by law, notify such Grantor of such cessation and thereafter all such rights shall become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such rights.
          (d) Notwithstanding anything in the Loan Documents to the contrary, no Grantor shall be obligated to assign to the Collateral Agent the right to remove a Lease from the International Registry if such assignment is expressly prohibited under such Lease, and in such case such right may be retained by the applicable Grantor without assignment hereunder.
          Section 2.07 As to the Pool Aircraft Collateral. The Grantors shall, at their expense, use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe, or cause to be performed and observed, all the terms and provisions of the documents and instruments constituting Pool Aircraft Collateral to be performed or observed by a Obligor and (B) after an Event of Default has occurred and is continuing and the Loans have been accelerated and for long as such acceleration shall not have been rescinded take all such action to such end as may be from time to time reasonably requested by the Collateral Agent.
          Section 2.08 As to the Equity Collateral and Investment Collateral. (a) All Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral (collectively, the “Equity Collateral”) shall be delivered to the Collateral Agent as follows:
          (i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Collateral Agent, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, held by the Collateral Agent, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such
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Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited;
          (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited; and
          (iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of the FRBNY or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the collateral account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited.
          (b) Each Grantor and the Collateral Agent hereby represents, with respect to the Equity Collateral, that it has not entered into, and hereby agrees that it will not enter into, any currently effective agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.08(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Equity Collateral held in and credited to the Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.
          (c) Without limiting the foregoing, each Grantor and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Equity Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.
          Section 2.09 Further Assurances. (a) In each case to the extent required pursuant to the Express Perfection Requirements, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be
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granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing but subject to the qualification that the following are required only to the extent of the Express Perfection Requirements, each Grantor shall: (i) execute and file such financing or continuation statements, or amendments thereto, under the UCC and such other instruments or notices, that may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (ii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction of organization or domicile of the relevant Grantor hereunder or as the Collateral Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.
          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, under the UCC relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
          (c) Each Grantor shall, prior to or simultaneously with any Person Owning or becoming a lessor of any Pool Aircraft or (if its equity interests are directly or indirectly held by Parent Holdco) directly or indirectly holding the equity interests in any such Person, cause such Person to enter into a Grantor Supplement.
          (d) Each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to each Owner Subsidiary and each Intermediate Lessee for purposes of the International Registry and shall cause each such Owner Subsidiary and each such Intermediate Lessee to register or cause to be registered (or if the Collateral Agent is making such registration, without relieving each Grantor of such obligation, consent to such registration) with the International Registry the Required Cape Town Registrations. To the extent that (A) the Collateral Agent’s consent is required for any such registration, or (B) the Collateral Agent is required to initiate any such registration, the Collateral Agent shall ensure that such consent or such initiation of such registration is effected, and no Grantor shall be in breach of this Section should the Collateral Agent fail to do so in a proper fashion (it being understood and agreed that in no event shall the Collateral Agent be liable for any failure to so register as a result of such Grantor’s failure to provide any necessary information required for such registration in a timely manner or if such information is inaccurate or incomplete). It is understood and agreed that International Interests provided for hereunder shall be registered in the name of the Collateral Agent. The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and each Engine are Aircraft Objects (as defined in the Protocol) and this Security Agreement constitutes (i) an International Interest in each such Airframe and each such Engine and (ii) with respect to a Lease that constitutes an International Interest, an assignment of associated rights associated with each such Airframe and each such Engine as regards each Lease. The parties hereto agree that for the purposes of the definition of Prospective International Interest in the Cape Town Convention, the making of the Loans by the Lenders
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shall constitute the stated event upon which the Borrower has created or provided for an International Interest in the Aircraft Objects and Assigned Leases.
          (e) With respect to each Pool Aircraft that is registered in the United States of America, each Grantor shall, so long as such Pool Aircraft is so registered, and (i) in the case of a Pool Aircraft that is not subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages with respect to such Pool Aircraft and (ii) in the case of a Pool Aircraft that is subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages and Lease Security Assignments with respect to such Pool Aircraft. Each Grantor shall, if at any time after the filing with the FAA of a Relevant FAA Aircraft Mortgage with respect to a Pool Aircraft such Pool Aircraft becomes subject to an Assigned Lease, register and record with the FAA the Relevant FAA Lease Security Assignments with respect to such Aircraft. With respect to each Grantor holding an Equity Interest in a Pledged Equity Party incorporated under the laws of Ireland, such Grantor shall cause each Security Document executed by it and an Additional Charge Over Shares or, in each case, its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof.
          Section 2.10 Place of Perfection; Records. Each Grantor shall keep its chief place of business and chief executive office at the location therefor specified in Schedule IV and shall keep its records concerning the Collateral at such location or at ILFC’s chief executive office or, upon 30 days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral. Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and, if an Event of Default shall have occurred and be continuing, shall permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
          Section 2.11 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded:
          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Equity Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, or the Loan Documents; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under the Loan Documents; and
          (ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.11(a)(i).
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          (b) After an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded and such Grantor shall have received notice to such effect from the Collateral Agent, to the extent such notice is permitted by applicable Law, any and all distributions, dividends and interest paid in respect of the Equity Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be forthwith delivered to the Collateral Agent and, if received by such Grantor, shall be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).
          (c) During the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded and such Grantor shall have received notice to such effect from the Collateral Agent, to the extent such notice is permitted by applicable Law, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.11(a)(i) and 2.11(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.
          Section 2.12 Transfers and Other Liens; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, in the case of clause (i) or (ii) other than a Permitted Lien or as otherwise provided for or permitted in any Loan Document.
          (b) Except as otherwise provided pursuant to the Loan Documents, the Grantors (other than Parent Holdco) shall not issue, deliver or sell any shares, interests, participations or other equivalents except those pledged hereunder and except to the extent of the Local Requirements Exception. Any beneficial interests, membership interests or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, the Pledged Membership Interests or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent in accordance with Section 2.08.
          Section 2.13 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion during the occurrence and continuance of an Event of Default and the acceleration of the Loans and
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such acceleration shall not have been rescinded, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:
          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (b) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;
          (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
          (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(e)) and preserve the pledge, assignment and security interest granted hereby; provided, that the Collateral Agent’s exercise of any such power in this clause (d) shall be subject to the Express Perfection Requirements.
          Section 2.14 Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Collateral Agent may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection with doing so shall be payable by the Grantors.
          Section 2.15 Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Loan Documents in accordance with their terms. Each Grantor agrees that (except as provided in Article 7 of the Credit Agreement) no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full.
          Section 2.16 Delivery of Collateral Supplements. Upon the addition of any Pool Aircraft or the acquisition by any Grantor of any Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, each relevant Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to provide for any action with respect to perfection not required by the Express Perfection Requirements; and provided further that the failure of any Grantor to deliver any
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Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.
          Section 2.17 Identification of Collateral Agent’s Interest. The Grantors agree to use reasonable commercial efforts to cause to be affixed as promptly as practicable after the date an Aircraft becomes a Pool Aircraft and thereafter to maintain in the cockpit of each Pool Aircraft, in a clearly visible location, and on each Engine, a nameplate bearing the inscription “MORTGAGED TO CITIBANK, N.A., AS COLLATERAL AGENT”, and to use reasonable commercial efforts to cause such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Collateral Agent.
          Section 2.18 Insurance. The Grantors shall cause to be maintained, or procure that the relevant Lessee maintains, hull and third party liability insurance policies in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.
          Section 2.19 Covenant Regarding Control. No Grantor shall cause nor permit any Person other than the Collateral Agent to have “control” (as defined in Section 8-106 of the UCC) of the Collateral Account pursuant to the terms of the Credit Agreement and the Account Control Agreement.
          Section 2.20 Covenant Regarding Collateral Account. Borrower shall enter into the Account Control Agreement as of the date hereof.
          Section 2.21 As to Irish Law. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable as provided in Section 3.01, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Land and Conveyancing Law Reform Act 2009 (as amended and as the same may be amended, modified or replaced from time to time, the “2009 Act”) without the need for the occurrence of any of the events specified in (a) to (c) of section 108(1) (Appointment of Receiver) of the 2009 Act, such receiver shall have all such powers, rights and authority conferred under the 2009 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 2009 Act or otherwise under the laws of Ireland which may be excluded or removed. The statutory power of sale conferred by section 100 (Power of sale) of the 2009 Act shall apply to the Collateral free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)) and section 108 (7) (Remuneration of a receiver) of the 2009 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.
          Section 2.22 Additional Charges Over Shares. Each Grantor undertakes with the Collateral Agent to enter into an Additional Charge Over Shares in respect of the Equity Interests held by it of any Subsidiary of a Grantor which is incorporated under the laws of Ireland and in respect of any other Subsidiary of a Grantor, in each case to the extent such Additional Charge Over Shares is necessary to perfect or protect the Collateral Agent’s interests in such Equity Interests under applicable Law and to the extent required under the Express Perfection Requirements.
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ARTICLE III
REMEDIES
          Section 3.01 Remedies. Notwithstanding anything herein or in any other Loan Document to the contrary, if any Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:
          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Collateral Agent provided for in Section 2.11(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon written request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) The Collateral Agent may, in addition to or in connection with any other remedies available hereunder or under any other applicable law, exercise any and all remedies granted under the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by the UCC that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Collateral Agent in or towards satisfaction of the Secured Obligations, shall not preclude the Collateral Agent from obtaining title to any Collateral pursuant to any other remedies available under applicable law (including but not limited to Article 9-620 of the UCC); (ii) any surplus of cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations owed to it shall be paid over to the Grantors in accordance with Section 3.02 hereof; and (iii) the Collateral Agent may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Collateral Agent shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by applicable laws.
          (c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall of this Section 3.01 shall be deemed conclusive and binding on each Grantor be applied in
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accordance with Section 3.02. Any sale or sales conducted in accordance with the terms and the Secured Parties.
          Section 3.02 Priority of Payments. The Collateral Agent hereby agrees that all cash proceeds received by the Collateral Agent in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Collateral Agent following an Event of Default and the acceleration of the Loans and such acceleration shall not have been rescinded shall be paid by the Collateral Agent in the order of priority set forth below:
          (a) first, to the Collateral Agent for the benefit of the Secured Parties, until payment in full in cash of the Secured Obligations then outstanding; and
          (b) second, all remaining amounts to the relevant Grantors or whomsoever may be lawfully entitled to receive such amounts as directed by a court of competent jurisdiction.
ARTICLE IV
SECURITY INTEREST ABSOLUTE
          Section 4.01 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. Except as otherwise provided in the Loan Documents, all rights of the Collateral Agent and the security interests and Liens granted under, and all obligations of each Grantor under, until the Secured Obligations then outstanding are paid in full, this Agreement and each other Loan Document shall be absolute and unconditional, irrespective of:
          (a) any lack of validity or enforceability of any Loan Document, Assigned Document or any other agreement or instrument relating thereto;
          (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or Assigned Document or any other agreement or instrument relating thereto;
          (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
          (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or
          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
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ARTICLE V
THE COLLATERAL AGENT
          The Collateral Agent and the Secured Parties agree among themselves as follows:
          Section 5.01 Authorization and Action. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Citibank as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Loan Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Loan Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent. For the avoidance of doubt, each Secured Party by its acceptance of the benefits of this Agreement hereby requests and instructs the Collateral Agent to enter into all Assigned Lease-related documents and instruments on this date and as may arise from time to time for the purpose of establishing and maintaining its security interest for itself and for the benefit of the other Secured Parties in respect of any Assigned Lease.
          (b) The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees) and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Loan Documents.
          Section 5.02 Absence of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under the Loan Documents, the Collateral Agent shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.
          Section 5.03 Representations or Warranties. The Collateral Agent shall not make nor shall it be deemed to have made any representations or warranties as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one
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of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Collateral Agent in its individual capacity, enforceable against the Collateral Agent in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
          Section 5.04 Reliance; Agents; Advice of Counsel. (a) The Collateral Agent shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Loan Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by them in good faith in reliance thereon. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.
          (b) The Collateral Agent may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Collateral Agent of its responsibilities or liabilities hereunder.
          (c) The Collateral Agent may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.
          (d) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
          (e) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the
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repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.
          (f) If the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
          (g) The Collateral Agent shall not be charged with knowledge of an Event of Default unless the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties.
          (h) The Collateral Agent shall not have any duty to monitor the performance of any Grantor or any other party to the Loan Documents, nor shall the Collateral Agent have any liability in connection with the malfeasance or nonfeasance by such parties. The Collateral Agent shall not have any liability in connection with compliance by any Grantor or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.
          Section 5.05 Cape Town Convention. The Collateral Agent, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User Entity with the International Registry and appoint an Administrator and/or a Professional User Entity to make registrations in regard to the Collateral as required by any Loan Documents
          Section 5.06 No Individual Liability. The Collateral Agent shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Loan Documents, only to the property of the Grantors (to the extent provided in the Loan Documents) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the other Loan Documents.
ARTICLE VI
SUCCESSOR COLLATERAL AGENT
          Section 6.01 Resignation and Removal of the Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Lenders. The Required Lenders may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Borrower, the Lenders and the Collateral Agent. No resignation by or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Required Lenders of a
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successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.
          Section 6.02 Appointment of Successor. (a) In the case of the resignation or removal of the Collateral Agent, the Required Lenders shall promptly appoint a successor Collateral Agent. So long as no Event of Default shall have occurred and be continuing, any such successor Collateral Agent shall as a condition to its appointment be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within 60 days after the Collateral Agent gives notice of resignation, the retiring Collateral Agent, the Administrative Agent or the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.
          (b) Any successor Collateral Agent shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and, subject to the Express Perfection Requirements, such other instruments or notices, as may be necessary, or as the Administrative Agent may request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. All actions under this paragraph (b) shall be at the expense of the Borrower; provided that if a successor Collateral Agent has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Collateral Agent.
          (c) The Collateral Agent shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of the Collateral Agent hereunder and, unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.
          (d) Any corporation or other entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other entity to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.
ARTICLE VII
INDEMNITY AND EXPENSES
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          Section 7.01 Indemnity. (a) Each of the Grantors shall indemnify, defend and hold harmless the Collateral Agent (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder. The Collateral Agent (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld. No Grantor shall be required to reimburse any expense or indemnity against any loss or liability incurred by the Collateral Agent through negligence or bad faith.
          Each Grantor, as applicable, may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to approve the counsel designated by such Grantor which consent shall not be unreasonably withheld.
          (b) Each Grantor shall agrees to pay to the Collateral Agent (i) an annual fee set forth under a separate agreement between the Borrower and the Collateral Agent and (ii) all reasonable out-of-pocket expenses incurred by the Collateral Agent, including the reasonable fees and expenses of its counsel and of any experts and agents in connection with (A) the administration of this Agreement (in accordance with fee arrangements agreed between the Collateral Agent and the Borrower), (B) the making of any filing or registration required under the Loan Documents including, without limitation, with the International Registry, (C) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (D) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor hereunder or (E) the failure by any Grantor to perform or observe any of the provisions hereof.
          Section 7.02 Secured Parties’ Indemnity. (a) The Collateral Agent shall be entitled to be indemnified (subject to the limitations and requirements described in Section 7.01 mutatis mutandis) by the Lenders to the sole satisfaction of the Collateral Agent before proceeding to exercise any right or power under this Agreement at the request or direction of the Administrative Agent, to the extent not indemnified by the Grantors.
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          (b) In order to recover under clause (a) above, the Collateral Agent: (i) must provide reasonably prompt notice to the Administrative Agent of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Administrative Agent which consent shall not be unreasonably withheld.
          (c) The Administrative Agent may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Administrative Agent may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Administrative Agent shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of the Administrative Agent and (iii) the indemnified person shall have the right to approve the counsel designated by the Administrative Agent which consent shall not be unreasonably withheld.
          (d) The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.
          Section 7.03 No Compensation from Secured Parties. The Collateral Agent agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
ARTICLE VIII
MISCELLANEOUS
          Section 8.01 Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and each party hereto. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
          (b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so
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supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
          (c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
          Section 8.02 Addresses for Notices; Delivery of Documents. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
For each Grantor (other than Irish Subsidiary Holdco):
International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Email: legalnotices@ilfc.com
For Irish Subsidiary Holdco:
Ballysky Aircraft Ireland Limited
c/o ILFC Ireland Limited
30 North Wall Quay
Dublin 1, Ireland
Facsimile: 353-1-672-0270
Telephone: 353-1-802-8901
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with a copy to
International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Email: legalnotices@ilfc.com
     For the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile: (212) 657-2762
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
          (b) All documents required to be delivered to the Collateral Agent shall be delivered in accordance with the provisions of Section 5.09(c) of the Credit Agreement.
          Section 8.03 Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 8.04 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
          Section 8.05 Continuing Security Interest. Subject to Section 8.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations then outstanding to the Secured Parties, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns.
          Section 8.06 Release and Termination. (a) Upon any sale, transfer or other disposition or removal from the Designated Pool of any Pool Aircraft or other item of Collateral in accordance with the terms of the Loan Documents, including such Pool Aircraft, the Pledged Equity Interest in each Owner Subsidiary or Intermediate Lessee that owns or leases such Pool Aircraft, or if applicable, Irish Subsidiary Holdco or CA Subsidiary Holdco (in each case, upon a
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removal of such Obligor in accordance with Sections 2.10 or 5.04 of the Credit Agreement), such Collateral will be deemed released from the Lien hereof (and related guarantees will be deemed released in accordance with Section 7.11 of the Credit Agreement), and the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Collateral Agent to evidence the release of such item of Collateral from the assignment and security interest granted hereby and to evidence the release of any related guaranty, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from the International Registry or any other registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall ensure that such consent or such initiation of such deregistration is effected.
          Any amounts released from the Collateral Account by the Collateral Agent in accordance with the terms of the Loan Documents shall be deemed released from the Lien hereof.
          (b) Upon the payment in full in cash of the Secured Obligations then outstanding, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Collateral Agent shall cease to be a party to this agreement, and all provisions of this Agreement (except for this Section 8.06(b)) relating to the Secured Obligations, the Secured Parties or the Collateral Agent shall cease to be of any effect insofar as they relate to the Secured Obligations, the Secured Parties or the Collateral Agent. Upon any such termination, the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.
          (c) If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” in Section 1.01, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, within five (5) Business Days from the date on which it ceases to be the Collateral Agent, be delivered to the successor Collateral Agent.
          Section 8.07 Currency Conversion. If any amount is received or recovered by the Collateral Agent in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Collateral Agent, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Collateral Agent was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Collateral Agent is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Collateral Agent for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Collateral Agent and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a
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separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Collateral Agent and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
          Section 8.08 Governing Law. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Section 8.09 Jurisdiction; Consent to Service of Process. (a) To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.
          (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court described above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          Section 8.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and the Agent Fee Letter constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement (i) will become effective when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and
Aircraft Mortgage and Security Agreement

34

their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.
          Section 8.11 Table of Contents, Headings, Etc. Article and Section headings and the Table of Contents herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          Section 8.12 Non-Invasive Provisions. (a) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and such acceleration has not been rescinded, not to take any action or cause to be taken any action, or permit any Person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair or replacement of the Pool Aircraft or otherwise to the extent not required to be deposited as Account Collateral under the Loan Documents and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement or the other applicable Loan Documents.
          (b) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing and as otherwise provided in any Lease, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft or otherwise as provided in such Lease and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
          (c) The Collateral Agent agrees to release any Lien the Collateral Agent may have upon any Engine upon (i) a Grantor providing the Collateral Agent with written notice of a transfer thereof promptly after receipt of a notice thereof from the relevant Lessee and with a copy of the bill of sale or other instrument evidencing the transfer of title of such replacement Engine to a Grantor, (ii) in the case of the transfer of title to an Engine initiated by a Grantor, the Grantor providing the Collateral Agent with a certificate of such transfer and a copy of the bill of sale or other instrument evidencing the transfer of title of a replacement Engine to a Grantor, or (iii) upon the total loss payment or Loan repayment being received (or replacement aircraft being provided) in a case where the Airframe, but not such Engine, was the subject of an Event of Loss or other total loss; provided that, for the avoidance of doubt, the Collateral Agent shall not release any Lien upon an engine that is not replaced by a Grantor or a Lessee, unless such Engine is associated with an aircraft that was subject to an Event of Loss or other total loss or otherwise removed from the Designated Pool. The Borrower shall at the request of the Collateral Agent
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35

execute a supplement to this Agreement to evidence that any such replacement engine has become subject to the Lien of this Agreement and the Collateral Agent shall, at the request of the Borrower, execute a supplement to this Agreement to evidence the release of the applicable Engine from the Lien of the Collateral Agent.
          (d) The Lenders and the Collateral Agent agree that they will not claim, and upon the request of the Borrower, the Collateral Agent will confirm in writing that it does not claim, any right, title or interest in any engine or part (including any audio, visual, telephonic, seating, entertainment or similar equipment) that is installed on a Pool Aircraft which does not constitute an “engine” or “part” as defined in the applicable Lease
          (e) For the avoidance of doubt, the Collateral Agent agrees that a Borrower Party may from time to time lease out an engine that is part of a Pool Aircraft or lease in an engine that is not part of a Pool Aircraft as it determines in accordance with Leasing Company Practice.
          Section 8.13 Limited Recourse. (a) In the event that the direct or indirect assets of the Grantors are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against the Grantors (other than the Borrower) in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of ILFC set forth in Article 7 of the Credit Agreement.
          (b) To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the equityholders (not including any Grantor as an equityholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or at equity or by statute or constitution, of every such equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.
          (c) The guarantees, obligations, liabilities and undertakings granted by any Pledged Equity Party organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Pledged Equity Party or Pledged Equity Parties in connection with back-to-back leasing activities between it and any other Pledged Equity Party with respect to the lease of Pool Aircraft.
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36

[The Remainder of this Page is Intentionally Left Blank]
Aircraft Mortgage and Security Agreement

37

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

PARK TOPANGA AIRCRAFT INC., as a Grantor
By
Name:
Title:

TEMESCAL AIRCRAFT INC., as a Grantor
By
Name:
Title:

BALLYSKY AIRCRAFT IRELAND LIMITED, as a Grantor
By
Name:
Title:

CHARMLEE AIRCRAFT INC., as a Grantor
By
Name:
Title:
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38

CITIBANK, N.A. not in its individual capacity but solely as the Collateral Agent
By
Name:
Title:

Aircraft Mortgage and Security Agreement

39

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

Airframe
	Manufacturer and	Airframe	Engine Manufacturer and
	Model	MSN	Engine Model	Engine MSNs
1.	None	N/A	N/A	N/A
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I-1

SCHEDULE II
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
PLEDGED EQUITY INTERESTS
PLEDGED STOCK

				Percentage of
Pledged Equity			Number of	Outstanding
Party	Par Value	Certificate No(s).	Shares	Shares
Temescal Aircraft Inc.	N/A	1	100	100%

Ballysky Aircraft Ireland Limited	$1	1	10	100%

Charmlee Aircraft Inc.	N/A	1	100	100%
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

Aircraft Mortgage and Security Agreement
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PLEDGED DEBT

Intercompany	Intercompany	Description of Instrument of	Amount of
Lender	Borrower	Pledged Debt	Pledged Debt
Temescal Aircraft Inc.	Charmlee Aircraft Inc.	Intercompany Demand Promissory Note	$3,000,000,000

Temescal Aircraft Inc.	Ballysky Aircraft Ireland Limited	Intercompany Demand Promissory Note	$3,000,000,000
II-2

SCHEDULE III
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
TRADE NAMES
1.	Grantor: Park Topanga Aircraft Inc. Trade Name: Park Topanga Aircraft Inc.

2.	Grantor: Temescal Aircraft Inc. Trade Name: Temescal Aircraft Inc.

3.	Grantor: Charmlee Aircraft Inc. Trade Name: Charmlee Aircraft Inc.

4.	Grantor: Ballysky Aircraft Ireland Limited Trade Name: Ballysky Aircraft Ireland Limited
Aircraft Mortgage and Security Agreement

III-1

SCHEDULE IV
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
CHIEF PLACE OF BUSINESS AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Chief Executive Office, Chief Place of Business or Registered Office and Organizational ID (if applicable)

Park Topanga Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5306173

Temescal Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5306297

Ballysky Aircraft Ireland Limited	c/o ILFC Ireland Limited
30 North Wall Quay
Dublin 1, Ireland
Facsimile: 353-1-672-0270
Telephone: 353-1-802-8901
Corporation No. 495999

Charmlee Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: 27-5304959
Aircraft Mortgage and Security Agreement
IV-1

SCHEDULE V
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
INSURANCE
1.	Obligation to Insure

So long as this Agreement shall remain in effect, the Grantors will ensure that there is effected and maintained appropriate insurances, maintained with insurers or reinsured with reinsurers of recognized responsibility or pursuant to governmental indemnities, in respect of each Pool Aircraft and the Collateral Agent and the Administrative Agent and its operation including insurance for:
(a)	loss or damage to each Pool Aircraft and each part thereof; and
(b)	any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Pool Aircraft and of any other part thereof not belonging to the Grantors but from time to time installed on the airframe.
2.	Specific Insurances

The Grantors will maintain or will cause to be maintained the following specific insurances with respect to each Pool Aircraft (subject to paragraph 3):
(a)	All Risks Hull Insurance — All risks hull insurance policy on the Pool Aircraft in an amount at least equal to 110% of the outstanding principal of the Loans allocable to such Pool Aircraft, calculated based on the most recent appraised value (the “Required Insured Value”) on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantor shall procure that the Collateral Agent is named as a “Contract Party” in respect of such hull insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);

(b)	Hull War Risk Insurance — Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable Lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained by operators in such jurisdiction at such time in accordance with Leasing Company Practice) on the Pool Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Pool Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable insurance program uses AVN67B or a successor
Aircraft Mortgage and Security Agreement

London market endorsement similar thereto, the Grantors shall procure that the Collateral Agent is named as a “Contract Party” in respect of such insurance and shall ensure that the Collateral Agent is also named as such a “Contract Party” in respect of any new Lease entered into);
(c)	Legal Liability Insurance — Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than $500,000,000 for a Narrowbody Aircraft, and not less than $750,000,000 for Widebody Aircraft. The Collateral Agent and the Administrative Agent (for and on behalf of themselves and the Secured Parties) shall be named as additional insureds on such policies; provided that if the applicable insurance program uses AVN 67B or a successor London market endorsement similar thereto, the Grantors shall procure that the Collateral Agent and the Administrative Agent are named as “Contract Parties” in respect of such insurance and the Grantors shall ensure that the Collateral Agent and the Administrative Agent are also named as such a “Contract Party” in respect of any new Lease.
(d)	Aircraft Spares Insurance — Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.
Proceeds of insurance paid to the Collateral Agent shall be disbursed to the Borrower unless an Event of Default has occurred and is continuing, in which case such proceeds will be held in the Collateral Account until applied as provided in the Credit Agreement or herein; provided, however, that if, pursuant to a Lease, such insurance proceeds are payable to a Lessee, such insurance proceeds shall in all circumstances be paid to such Lessee in accordance with such Lease.
3.	Variations on Specific Insurance Requirements

In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Pool Aircraft. For example, when a Pool Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Pool Aircraft are applicable. Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Grantors shall not, without the prior written consent of the Collateral Agent, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a Prohibited Country. The relevant Grantor will determine the necessary coverage for the Pool Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.
4.	Hull Insurances in Excess of Required Insurance Value

For the avoidance of doubt, any Grantor and/or any Lessee may carry hull risks and hull war and allied perils insurance on the Pool Aircraft in excess of the Required Insured Value which (subject in the case of the Grantors with respect to the insurance required to be carried by the Lessee under the Lease to no Event of Default having occurred and being
Aircraft Mortgage and Security Agreement

continuing) will not be payable to the Collateral Agent. Such excess insurance proceeds, if paid under the insurances required to be carried by the Lessee under the Lease, will be payable to (i) if payable to the Grantors, to the relevant Grantor, unless an Event of Default has occurred and is continuing in which case the excess shall be payable to the Collateral Agent or (ii) if payable to the Lessee to the Lessee in all circumstances.
5.	Currency

All insurance and reinsurances effected pursuant to this Schedule V shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Pool Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise accepted in accordance with Leasing Company Practice) or paragraph 2(d).

6.	Specific Terms of Insurances

Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment contain the coverage and endorsements described in AVN67B or a successor London market endorsement as it may be amended or revised or its equivalent. Each of the Grantors agrees that, so long as this Agreement shall remain in effect, the Pool Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B or a successor London market endorsement, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Pool Aircraft utilised by operators in the same country and whose operational network for such Pool Aircraft and credit status is similar to the type of business as the Lessee (if any) and at the time commonly available in the insurance market. In all cases, the relevant Grantor will set the standards, review and manage the insurances on the Pool Aircraft consistent with Leasing Company Practice with respect to similar aircraft.

7.	Insurance Brokers and Insurers

In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Pool Aircraft, the relevant Grantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft. It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers. If at any time any Pool Aircraft is not subject to a Lease, the relevant Grantor will cause its insurance brokers to provide the Collateral Agent with evidence that the insurances described in this Schedule V are in full force and effect.

8.	Deductible Amounts, Self-Insurance and Reinsurance

With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and the amount covered by the insurances carried by the Lessee, the relevant Grantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in
Aircraft Mortgage and Security Agreement

reviewing and accepting the amount of any insurance deductibles, whether the Lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.
9.	Renewals

The Grantors will monitor the insurances on the Pool Aircraft and their expiration dates. The relevant Grantor shall, when requested by the Collateral Agent, promptly inform the Collateral Agent as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance. The relevant Grantor shall promptly notify the Collateral Agent in writing if it receives notice that any of the insurances have in fact expired without renewal. Promptly after receipt, the relevant Grantor will provide to the Collateral Agent evidence of renewal of the insurances and reinsurance (if any).

10.	Information

Subject to applicable confidentiality restrictions, each of the Grantors shall provide the Collateral Agent or shall ensure that the Collateral Agent is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Pool Aircraft or, if reasonably available to the Grantors, in connection with any claim being made or proposed to be made thereunder.
Aircraft Mortgage and Security Agreement

EXHIBIT A-1
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
Citibank, N.A., as Collateral Agent
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn: Jenny Cheng
Fax: 212-657-2762

[Date]
     Re: Aircraft Mortgage and Security Agreement, dated as of March 30, 2011
Ladies and Gentlemen:
          Reference is made to the Aircraft Mortgage and Security Agreement, dated as of March 30, 2011 (the “Aircraft Mortgage and Security Agreement”), among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Aircraft Mortgage and Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and CITIBANK, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby delivers, as of the date first above written, the attached Annexes I, II, III and IV pursuant to Section 2.16 of the Aircraft Mortgage and Security Agreement.
          The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes I and II).
          Attached are (i) as Annex I, a duly completed description of each of the Aircraft Objects constituting part of the Collateral granted by the undersigned Grantor and not described in the schedules to the Security Agreement, or another Grantor Supplement or Collateral Supplement, (ii) as Annex II, a duly completed description of the Pledged Equity Interests granted by the undersigned Grantor and not described in the schedules to the Security Agreement, or another Grantor Supplement or Collateral Supplement, (iii) as Annex III, where
Aircraft Mortgage and Security Agreement
A-1-1

required with respect to any Assigned Agreement relating to the foregoing Collateral, a copy of the notice to each counterparty thereto and (iv) as Annex IV, with respect to any Assigned Lease relating to the foregoing Collateral, the Lessee Notice.
          This Collateral Supplement is delivered in and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[—]

By:
Name:
Title:
Acknowledged and agreed to as of the date first above written:
CITIBANK, N.A.,
not in its individual capacity, but
solely as the Collateral Agent

By:
Name:
Title:
Aircraft Mortgage and Security Agreement
A-1-2

ANNEX I
COLLATERAL SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer and
Airframe MSN	and Model	Engine MSNs	Model

Aircraft Mortgage and Security Agreement
A-1-3

ANNEX II
COLLATERAL SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT
[-]
Aircraft Mortgage and Security Agreement
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ANNEX III
COLLATERAL SUPPLEMENT
[Insert copy of notice, if applicable]
Aircraft Mortgage and Security Agreement
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ANNEX IV
COLLATERAL SUPPLEMENT
[Insert Lessee Notice]
Aircraft Mortgage and Security Agreement
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EXHIBIT A-2
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF GRANTOR SUPPLEMENT
Citibank, N.A., as Collateral Agent
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn: Jenny Cheng
Fax: 212-657-2762

[Date]
     Re: Aircraft Mortgage and Security Agreement, dated as of March 30, 2011
Ladies and Gentlemen:
          Reference is made to the Aircraft Mortgage and Security Agreement, dated as of March 30, 2011 (the “Aircraft Mortgage and Security Agreement”), among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Aircraft Mortgage and Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and CITIBANK, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Aircraft Mortgage and Security Agreement as if it were an original party thereto and agrees that, except as otherwise provided or the context otherwise so requires, each reference in the Aircraft Mortgage and Security Agreement to “Grantor” shall also mean and be a reference to the undersigned.
          Grant of Security Interest. To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the other Secured Parties and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a first priority security interest in, all of its right, title and interest in and to the following (collectively, the “Supplementary Collateral”):
          (a) all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii)
Aircraft Mortgage and Security Agreement
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all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;
          (b) all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft, including any leasing arrangements with respect to such Pool Aircraft among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
          (c) all of the following (the “Security Collateral”):
          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
          (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
          (d) all of the following (the “Membership Interest Collateral”):
Aircraft Mortgage and Security Agreement
A-2-2

          (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
          (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (e) all of the following (the “Beneficial Interest Collateral”):
          (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
          (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (f) all of the following (the “Assigned Agreement Collateral”):
          (i) all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) or in respect of or pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”); and
          (ii) all of such Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
Aircraft Mortgage and Security Agreement
A-2-3

          (g) all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
          (h) all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”);
          (i) all of such Grantor’s right, title and interest in and to the personal property identified as subject to the Lien hereof in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent; and
          (j) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h) and (i) above);
provided that the Collateral shall not include any Excluded Property.
          The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes I through IV) with respect to itself and its Collateral and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Aircraft Mortgage and Security Agreement. Each reference in the Aircraft Mortgage and Security Agreement to the Assigned Agreements, the Assigned Agreement Collateral, the Acquisition Agreements, the Aircraft Purchase Collateral, the Assigned Leases, Security Collateral, the Membership Interest Collateral, the Beneficial Interest Collateral, the Assigned Documents, the Assigned Agreements and the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.
          The undersigned hereby agrees, together with the other Grantors, jointly and severally to indemnify the Collateral Agent and its officers, directors, employees and agents in the manner set forth in Section 7.01 of the Aircraft Mortgage and Security Agreement.
          Attached are (i) as Annex I, a duly completed description of each of the Aircraft Objects constituting part of the Supplementary Collateral, (ii) as Annex II, a duly completed description of the Pledged Equity Interests constituting part of the Supplementary Collateral, (iii) as Annex III, a list of any trade names applicable to the undersigned Grantor, (iv) as Annex IV, the Chief Executive Office, Chief Place of Business and Registered Office and Organizational ID (if applicable) of the undersigned Grantor, (v) as Annex V, where required with respect to any Assigned Agreement relating to the Supplementary Collateral, a copy of the notice to each counterparty thereto and (vi) as Annex VI, with respect to any Assigned Lease relating to the Supplementary Collateral, the Lessee Notice.
[Signature Page Follows]
Aircraft Mortgage and Security Agreement
A-2-4

          This Grantor Supplement is delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[NAME OF GRANTOR]

By:
Name:
Title:
Acknowledged and agreed to as of the date first above written:
CITIBANK, N.A.,
not in its individual capacity, but solely as the
Collateral Agent

By:
Name:
Title:
Aircraft Mortgage and Security Agreement
A-2-5

ANNEX I
GRANTOR SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer
Airframe MSN	and Model	Engine MSNs	and Model

Aircraft Mortgage and Security Agreement
A-2-6

ANNEX II
GRANTOR SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest

PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock

PLEDGED DEBT
Aircraft Mortgage and Security Agreement
A-2-7

ANNEX III
GRANTOR SUPPLEMENT
TRADE NAMES
Aircraft Mortgage and Security Agreement
A-2-8

ANNEX IV
GRANTOR SUPPLEMENT

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office and Organizational ID (if applicable)
Aircraft Mortgage and Security Agreement
A-2-9

ANNEX V
COLLATERAL SUPPLEMENT
[Insert copy of notice, if applicable]
Aircraft Mortgage and Security Agreement
A-2-10

ANNEX VI
COLLATERAL SUPPLEMENT
[Insert Lessee Notice]
Aircraft Mortgage and Security Agreement
A-2-11

EXHIBIT B
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF CHARGE OVER SHARES OF IRISH SUBSIDIARY HOLDCO
[SEE ATTACHED]
Aircraft Mortgage and Security Agreement
B-1

March__ 2011
SHARE CHARGE
between
TEMESCAL AIRCRAFT INC.
as Chargor
and
CITIBANK, N.A.
as Chargee
in respect of shares of
Ballysky Aircraft Ireland Limited
A & L GOODBODY

1

THIS SHARE CHARGE is made on March__ 2011
BETWEEN
(1)	TEMESCAL AIRCRAFT INC., a company incorporated under the laws of California (the Chargor); and

(2)	CITIBANK, N.A., a national banking association as the collateral agent under the Security Agreement (as defined below), (the Chargee);
WHEREAS:
A.	By a term loan credit agreement dated as of March__ 2011 made between Temescal Aircraft Inc. as borrower, ILFC, Topanga Park Aircraft Inc., Charmlee Aircraft Inc and Ballysky Aircraft Ireland Limited (the Company) as obligors, the lenders identified therein as lenders, Citibank, N.A. as administrative agent and collateral agent (the Collateral Agent), Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents and BNP Paribas as joint placement agent (the Credit Agreement) the Lenders have agreed to make available a term loan facility to the Borrower.

B.	By an aircraft mortgage and security agreement dated as of March__ 2011 between the Chargor and others and the additional grantors referred to therein as Grantors and the Chargee, as the Collateral Agent, such Grantors have agreed to grant certain security to the Chargee (the Security Agreement).

C.	Pursuant to the terms of the Credit Agreement, the Chargor has agreed to grant this charge over the shares in the Company.

D.	The terms and conditions of this Charge are acceptable to the Chargee.
NOW THIS CHARGE WITNESSETH as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Charge (including the Recitals), words and expressions defined in the Security Agreement shall (unless otherwise defined herein or the context requires otherwise) have the same meaning herein and the following words and expressions shall have the following meanings, except where the context otherwise requires:

Act means the Land and Conveyancing Law Reform Act 2009;

this Charge means this share charge;

Company means Ballysky Aircraft Ireland Limited (registered number 495999), a company incorporated in Ireland having its registered office at 30 North Wall Quay, Dublin 1, Ireland;

Charged Property means:
(1)	all the issued shares in the capital of the Company as described in Schedule A and all other shares and share warrants in the capital of the Company from time to time legally or beneficially owned by the Chargor during the Security Period (together the Charged Shares); and

(2)	including in each case all proceeds of sale thereof and all dividends, interest or other distributions hereafter declared, made, paid or payable in respect of the same and all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all stocks, shares, rights, money or property accruing thereto or offered at any time by way of conversion, redemption, bonus, preference, option, substitution, capital redemption or otherwise in respect thereof;

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provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, the Chargor shall have the right, to the exclusion of the Chargee to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Charged Property, and once paid by Chargor to a non-Grantor under the Security Agreement, shall be free and clear of the Charge hereof and shall not constitute Charged Property, and if an Event of Default shall have occurred and be continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, Chargor shall not make any such payment to a non-Grantor without the Chargee’s consent; provided further that the Charged Property shall not include any Excluded Property.

Charged Shares has the meaning assigned thereto in the definition of Charged Property;

Event of Default means any Event of Default as defined in the Credit Agreement;

Loan Document has the meaning given to it in the Credit Agreement;

Parties mean the parties to this Charge;

Receiver means a receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Charged Property or any part of it;

Secured Obligations has the meaning given to it in the Security Agreement;

Secured Party means any of or, in the plural form, all of the Chargee, the Lenders, the Administrative Agent and the Syndication Agent; and

Security Period means the period commencing on the date of execution of this Charge and terminating upon the date on which the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.
1.2.	In this Charge:
1.2.1.	words and phrases the definition of which is contained in or referred to section 2 of the Companies Act, 1963 are to be construed as having the meaning attributed to them therein;

1.2.2.	references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are reenactments (whether with or without modification);

1.2.3.	references to clauses, recitals and schedules are references to clauses hereof, recitals hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

1.2.4.	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

1.2.5.	references to persons shall include natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations, trusts, bodies of persons whether incorporated or unincorporated (in each case whether or not having a separate legal personality);

1.2.6.	references to assets include property, rights and assets of every description;

1.2.7.	references to any document are to be construed as references to such document as amended, varied, assigned, novated, restated or supplemented from time to time;

1.2.8.	references to any person shall be construed so as to include that person’s successors, assigns and transferees;

1.2.9.	any reference to a legal term for any action, remedy, method of judicial proceeding, legal

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document, legal status, court, official or any legal concept or thing is, in respect of any jurisdiction other than Ireland, shall be deemed to include a reference to what mostly nearly approximates in that jurisdiction to the Irish legal term;

1.2.10.	the headings are inserted for convenience only and are not to affect the construction of this Charge; and

1.2.11.	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression is to be construed as illustrative and shall not limit the sense of the words proceeding those terms.
2.	COVENANT TO PAY AND PERFORM

2.1.	The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when they become due to be paid or discharged as and to the extent provided in the Credit Agreement, this Charge or any other Loan Document.

2.2.	The Chargor shall pay interest on any delinquent sum (before and after any judgment) from the date of demand until the date of payment calculated on a daily basis in accordance with the provisions of the Credit Agreement.

2.3.	Any payment made by the Chargor under this Charge shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

3.	SECURITY

3.1.	As a continuing security for the payment and performance of the Secured Obligations, the Chargor as legal and beneficial owner hereby charges to the Chargee, by way of a first fixed charge, all of its right, title and interest in and to the Charged Property.

3.2.	The Chargor hereby agrees to deliver to the Chargee, on the date of execution of this Charge:
3.2.1.	an undated stock transfer form (executed in blank by or on behalf of the Chargor) in respect of all the Charged Shares;

3.2.2.	all share certificates, warrants and other documents of title representing the Charged Shares together with a certified copy of the up to date register of members of the Company;

3.2.3.	an undated irrevocable proxy in respect of the Charged Shares executed by the Chargor, in the for set out in Schedule C to this Charge;

3.2.4.	an irrevocable appointment signed by the Chargor in respect of the Charged Shares, in the form set out in Schedule D to this Charge; and

3.2.5.	executed but undated letters of resignation and release from each of the directors, alternate directors and secretary of the Company appointed by the Chargor in the forms set out in Schedule B to this Charge.
The Chargee acknowledges and agrees that if at any time the Secured Obligations have been unconditionally and irrevocably paid and discharged in full it shall, or if otherwise required pursuant to this Charge or the Security Agreement or the Credit Agreement, the Chargee shall deliver the documents referred to in this clause 3.2 to the Chargor or to a new Chargee if so instructed by the Chargor and thereafter during the Security Period, such documents shall be held by the new Chargee.
3.3.	The Chargor will procure that, for the duration of the Security Period, there shall be (a) no increase or reduction in the authorised or issued share capital of the Company, (b) no variation of the rights attaching to or conferred by the Charged Property or any part of it, and (c) no alteration to the constitutive documents of the Company, in each case, without the prior consent in writing of the Chargee (not to be unreasonably withheld), but the foregoing shall not be interpreted as requiring the Chargee’s consent to further capital contribution to the Company by the Chargor.

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3.4.	The Chargor will deliver, or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the issue of any further Charged Shares, the items listed in clauses 3.2.1 and 3.2.2 in respect of all such further Charged Shares.

3.5.	The Chargor will deliver or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the appointment of any further director, alternate director or officer of the Company an undated, signed letter of resignation from such further director, alternate director or officer in a form acceptable to the Chargee.

3.6.	The Chargor hereby covenants that, except as otherwise provided in the Loan Documents, during the Security Period:
3.6.1.	it will remain the legal and beneficial owner of the Charged Property;

3.6.2.	it will not create or suffer the creation or existence of any Liens (other than Permitted Liens) on or in respect of the whole of any part of the Charged Property or any of its interest therein;

3.6.3.	it will not sell, assign, transfer or otherwise dispose of any of its interest in the Charged Property in any such case, without the prior consent in writing of the Chargee;

3.6.4.	it will not permit any person other than the Chargee (or such person as may be specified for this purpose in writing by the Chargee) to be registered as holder of the Shares or any part thereof;

3.6.5.	it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged Shares as and when the same from time to time become due;

3.6.6.	it will promptly give to the Chargee all material notices and other documents received in respect of the Charged Shares;

3.6.7.	it will ensure that, except as required by law, the Charged Shares are, and at all times remain, free from any restriction on transfer to the Chargee, its nominee(s) or to any purchaser from the Chargee pursuant to the exercise of any rights or remedies of the Chargee under or pursuant to this Charge;

3.6.8.	it will notify the Chargee immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Shares or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Shares under section 16(7) of the Companies Act 1990;

3.6.9.	it will not claim any set-off or counterclaim against the Chargee or any Secured Party;

3.6.10.	following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, it will not claim or prove in competition with the Chargee or any Secured Party in the bankruptcy or liquidation of the Company or have the benefit of, or share in, any payment from or composition with, the Company for any indebtedness of the Company provided that if so directed by the Chargee, it will prove for the whole or any part of its claim in the liquidation or bankruptcy of the Company on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Chargee and applied in or towards the discharge of the liabilities and obligations of the Chargor to the Chargee under this Charge in such manner as the Chargee shall deem appropriate;

3.6.11.	it will not exercise its rights of subrogation against the Company;

3.6.12.	following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, it will take such action as the Chargee may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Charged Shares, a reorganisation or otherwise) to convert or exchange the Charged Shares or have them repaid or in the event that any offer to purchase is made in respect of the Charged Shares or any proposal is made for varying or abrogating any rights attaching to them; and

5

3.6.13.	it will not permit any of the Charged Shares to be redeemed and repaid.
3.7.	The Chargor shall remain liable to perform all the obligations assumed by it in relation to the Charged Property and the Chargee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect thereof.

3.8.	For the avoidance of doubt, the Chargee shall not in any circumstances incur and liability whatsoever in respect of any calls, instalments or otherwise in connection with the Charged Property.

3.9.	Upon the Chargee being satisfied that the Secured Obligations have been unconditionally and irrevocably paid and discharged in full, or as otherwise provided in the Credit Agreement or the other Loan Documents, and following a written request therefor from the Chargor, the Chargee will, subject to being indemnified to their reasonable satisfaction for the costs and expenses incurred by the Chargee in connection therewith, release the security constituted by this Charge.

4.	REPRESENTATIONS AND WARRANTIES OF THE CHARGOR

4.1.	The Chargor hereby represents and warrants to the Chargee and the Secured Parties that:
4.1.1.	it is not in breach of any of its obligations under this Charge;

4.1.2.	the Chargor is the sole legal and beneficial owner of all of the Charged Property free from any Lien (other than any Permitted Lien) and any options or rights of pre-emption;

4.1.3.	the Chargor has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of the Charged Property and, except as otherwise permitted under the Loan Documents, will not do any of the foregoing at any time during the Security Period;

4.1.4.	it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in Ireland or any other jurisdiction (except filing with the Irish Companies Registration Office pursuant to Section 111 of the Companies Act 1963 and under the Uniform Commercial Code enacted in any jurisdiction);

4.1.5.	the Charged Shares constitute all of the issued share capital of the Company;

4.1.6.	the Charged Shares have been duly authorised, validly issued and are fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Shares in the future;

4.1.7.	the terms of the Charged Shares and of the constitutive documents of the Company do not restrict or otherwise limit the Chargor’s right to transfer or charge the Charged Shares and the directors of the Company cannot refuse to register any transfer of the Charged Shares to the Chargee or any party nominated by the Chargee;

4.1.8.	it will not be required to make any deduction or withholding from any payment it may make under this Charge.
4.2.	The Chargor acknowledges that the Chargee has entered into this Charge in reliance on the representations and warranties set out in Clause 4.1.

5.	DEALINGS WITH CHARGED PROPERTY

5.1.	Unless and until the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded:
5.1.1.	subject always to Clause 3.3, the Chargor shall continue to be entitled to exercise all voting and consensual powers pertaining to the Charged Property or any part thereof for all purposes not inconsistent with the terms of this Charge; and

6

5.1.2.	the Chargor shall be entitled to receive and retain any cash dividends, but not other moneys or assets accruing on or in respect of the Charged Property or any part thereof provided that the Chargor shall not exercise such voting rights in any manner which would, or would be reasonably likely to, violate the Credit Agreement or the Security Agreement.
5.2.	The Chargor shall pay when due all calls, installments or other payments and shall discharge all other obligations, which may become due in respect of any of the Charged Property and following the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the Chargee may if it thinks fit (but shall not be obliged to) make such payments or discharge such obligations on behalf of the Chargor. Any sums so paid by the Chargee in respect thereof shall be repayable on demand by the Chargor with interest thereon calculated in accordance with clause 2.2 and pending such repayment shall constitute part of the Secured Obligations.

5.3.	The Chargee shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Charged Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Charged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Charged Property.

5.4.	The Chargor hereby authorises the Chargee to arrange at any time and from time to time (after the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded) for the Charged Property or any part thereof to be registered in the name of the Chargee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Charge.

5.5.	The Chargor may not take any action in relation to the Charged Property or this Charge under the provisions of Section 94 of the Act (Court order for sale).

6.	PRESERVATION OF SECURITY

6.1.	It is hereby agreed and declared that:
6.1.1.	the security created by this Charge shall be held by the Chargee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

6.1.2.	the security created by this Charge is in addition to and independent of and shall not prejudice or merge with any other security (or any right of set-off) which the Chargee may hold at any time for the Secured Obligations or any of them;

6.1.3.	the Chargee shall not be bound to seek to recover any amounts due from the Borrowers or any other person, exercise any rights against a Borrower or any other person or enforce any other security before enforcing the security created by this Charge;

6.1.4.	no delay or omission on the part of the Chargee in exercising any right, power or remedy under this Charge shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Chargee may deem expedient; and

6.1.5.	any waiver by the Chargee of any terms of this Charge shall only be effective if given in writing and then only against the Chargee and for the purpose and upon the terms for which it is given.
6.2.	Where any discharge is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by

7

virtue of Section 1001 of the Taxes Consolidation Act 1997 or otherwise without limitation, this Charge shall continue in force as if there had been no such discharge or arrangement. The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.
6.3.	Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full to the satisfaction of the Chargee or as otherwise provided in the Credit Agreement or the Security Agreement, the Chargee may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Chargee for as long as the Chargee may think fit, any moneys received recovered or realised under this Charge or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of such amount except as otherwise provided in the Loan Documents.

7.	ENFORCEMENT OF SECURITY

7.1.	The security hereby constituted shall become enforceable upon the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded.

7.2.	At any time after the occurrence of an Event of Default which is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the rights conferred on the Chargee under this Charge or by law shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing, the Chargee or any Receiver appointed hereunder without further notice to the Chargor:
7.2.1.	may solely and exclusively exercise all voting and/or consensual powers pertaining to the Charged Property or any part thereof and may exercise such powers in a such manner as the Chargee may think fit; and/or

7.2.2.	may complete any share transfer forms then held by the Chargee pursuant to this Charge in the name of the Chargee (or its nominee) and the Chargor shall do whatever the Chargee requires in order to procure the prompt registration of such transfer and the prompt issue of a new certificate or certificates for the relevant Charged Property in the name of the Chargee; and/or

7.2.3.	date any or all, as the Chargee in its absolute discretion may deem appropriate, of the letters of resignation of the Directors and Secretary of the Company provided to the Chargee pursuant to clause 3.2.5, the proxy provided to the Chargee pursuant to clause 3.2.3 and the appointment provided to the Chargee pursuant to clause 3.2.4 and sign, seal, execute, deliver, acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Chargee may in its absolute discretion deem necessary or desirable to remove any or all of the Directors and/or Secretary from the office of director or, as the case may be, secretary of the Company.

7.2.4.	may receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Chargee, as additional security charged under and subject to the terms of this Charge and any such dividends, interest and other moneys or assets received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and paid or transferred to the Chargee on demand; and/or

7.2.5.	may sell, transfer, grant options over or otherwise dispose of the Charged Property or any part thereof at such place and in such manner and at such price or prices as the Chargee may deem fit, and thereupon the Chargee shall have the right to deliver, assign and transfer in accordance therewith the Charged Property so sold, transferred, granted options over or otherwise disposed of.
7.3.	At any time after the security constituted by this Charge has become enforceable:
7.3.1.	the statutory power of sale conferred by section 100 (Power of sale) of the Act free from restrictions contained in section 100(1)(a), (b), (c), (2), (3) and (4) and without the requirement

8

to serve notice (as provided for in section 100(1)); and

7.3.2.	the incidental powers of sale conferred by section 102 (Incidental powers)

will immediately arise and be exercisable by the Chargee and/or any Receiver (as appropriate).
7.4.	Upon any sale of the Charged Property or any part thereof by the Chargee, the purchaser shall not be bound to see or enquire whether the Chargee’s power of sale has become exercisable in the manner provided in this Charge and for the purposes and benefit of such purchaser the sale shall be deemed to be within the power of the Chargee, and the receipt of the Chargee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

7.5.	The Chargee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Charge or to make any claim or to take any action to collect any moneys assigned by this Charge or to enforce any rights or benefits assigned to it by this Charge or to which the it may at any time be entitled hereunder.

7.6.	Neither the Chargee nor any of its respective agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of gross negligence, dishonesty or willful default.

7.7.	The provisions of section 97 of the Act (Taking possession), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to this Charge.

7.8.	Receivers
7.8.1.	At any time after the occurrence of an Event of Default and for so long as it is continuing and the acceleration of the Loans and for so long as such acceleration shall not have been rescinded, the Chargee may by a written instrument and without notice to any party appoint a Receiver of the Charged Property or any part of it. A Receiver so appointed shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts, defaults and remuneration but the Chargee will have power from time to time to fix the remuneration of any Receiver and direct payment thereof out of the proceeds of the Charged Property. The restrictions contained in section 108(1) and the provisions of sub-sections 108(4) and (7) (Appointment of a Receiver) of the Act will not apply to the appointment of a Receiver under this clause 7.8.1;

7.8.2.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge pursuant to section 108(3) of the Act;

7.8.3.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge;

7.8.4.	In addition to the powers conferred on the Chargee by this Charge, the Receiver appointed pursuant to Clause 7.8.1 shall have in relation to the Charged Property all the powers conferred by the Act (as extended by this Charge) on a Receiver appointed under that Act;

7.8.5.	The Chargee shall not be responsible for any negligence on the part of a Receiver, provided that the Chargee shall have used bona fides in the appointment of such Receiver;

7.8.6.	Neither the Chargee nor any Receiver appointed under this Charge shall be liable to account as mortgagee in possession in respect of any of the Charged Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever (except to the extent that the same results from their or his gross negligence or willful default in connection with any of the Charged Property) for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by the Chargee or any Receiver appointed hereunder (including the costs of any proceedings to enforce the security) together with all Value Added Tax thereon shall be paid by the Chargor on a solicitor and own client basis and shall form part of the Secured Obligations and be charged on and paid out of the Charged Property; and

7.8.7.	All amounts realized by the Chargee in connection with the exercise of rights and remedies

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hereunder shall be applied by the Chargee as provided in section 3.02 (Priority of Payments) of the Security Agreement. To the extent relevant, the subordination arrangements set forth in Sections 2, 5 and 6 of the Intercreditor Agreement shall apply to this Charge.
8.	FURTHER ASSURANCES

8.1.	The Chargor shall from time to time at its expense, but only to the extent required by the Express Perfection Requirements, execute and deliver any and all such further instruments and documents and take all such actions as the Chargee in its reasonable discretion may require for:
8.1.1.	perfecting, protecting or ensuring the priority of the security hereby created (or intended to be created);

8.1.2.	preserving or protecting any of the rights of the Chargee under this Charge;

8.1.3.	ensuring that the security constituted by this Charge and the covenants and obligations of the Chargor under this Charge shall enure to the benefit of any assignee of the Chargee;

8.1.4.	facilitating the appropriation or realisation of the Charged Property or any part thereof; or

8.1.5.	the exercise of any power, authority or discretion vested in the Chargee under this Charge,

in any such case, forthwith upon demand by the Chargee and at the expense of the Chargor.
9.	INDEMNITIES

9.1.	The Chargor will indemnify and save harmless the Chargee and each of its agents or attorneys appointed under or pursuant to this Charge from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Chargee or such agent or attorney:
9.1.1.	in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Charge;

9.1.2.	in the preservation or enforcement of the Chargee’s rights under this Charge or the priority thereof; or

9.1.3.	on the release of any part of the Charged Property from the security created by this Charge,

as provided in the Security Agreement and subject to the terms thereof.
9.2	If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Chargor or the bankruptcy or liquidation of the Chargor or for any other reason any payment under or in connection with this Charge is made or fails to be satisfied in a currency (the Payment Currency) other than the currency in which such payment is due under or in connection with this Charge (the Contractual Currency), then to the extent that the amount of such payment actually received by the Chargee when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Charge, the Chargor, as a separate and independent obligation, shall indemnify and hold harmless the Chargee against the amount of such shortfall. For the purposes of this clause 9.2, rate of exchange means the rate at which the Chargee is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

10.	POWER OF ATTORNEY
10.1.	The Chargor by way of security hereby irrevocably appoints and constitutes the Chargee and any Receiver jointly and also severally the attorney or attorneys of the Chargor on the Chargor’s behalf and in the name of the Chargor or otherwise and to do all acts and to execute, seal or otherwise affect any deed, assurance, agreement, instrument, document or act which the Chargor could itself do in relation to the Charged Property or which may be required or which may be deemed proper for any of the

10

matters provided for in this Charge.
10.2.	The power hereby conferred shall be a general power of attorney and the Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do. In relation to the power referred to herein, the exercise by the Chargee of such power shall be conclusive evidence of its right to exercise the same.

10.3.	This power shall not become exercisable unless and until an Event of Default has occurred and is continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded.

11.	EXPENSES

11.1.	As and to the extent provided in the Credit Agreement and the Security Agreement, the Chargor shall pay to the Chargee within 10 Business Days of demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Chargee (or any Secured Party) or for which the Chargee may become liable in connection with:
11.1.1.	the negotiation, preparation and execution of this Charge;

11.1.2.	the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Charge or the priority hereof;

11.1.3.	any variation of, or amendment or supplement to, any of the terms of this Charge; and /or

11.1.4.	any consent or waiver required from the Chargee in relation to this Charge, and in the case referred to in clauses 11.1.3 and 11.1.4 regardless of whether the same is actually implemented, completed or granted, as the case may be.

11.2.	The Chargor shall pay promptly all stamp, documentary, registration and other like duties and taxes to which this Charge may be subject or give rise and shall indemnify the Chargee on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Chargor to pay any such duties or taxes.

11.3.	The provisions of section 109 (Application of money received) of the Act shall not apply to this Charge.

12.	ASSIGNMENTS

12.1.	This Charge shall be binding upon and shall enure to the benefit of the Chargor and the Chargee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Charge to any of them shall be construed accordingly.

12.2.	The Chargor may not assign or transfer all or any part of its rights and/or obligations under this Charge except as provided under the Credit Agreement or the Security Agreement.

12.3.	The Chargee may assign or transfer all or any part of its rights or obligations under this Charge as provided in the Security Agreement. The Chargee will be entitled to disclose any information concerning the Chargor to any proposed assignee or transferee. The Chargee shall notify the Chargor promptly following any such assignment or transfer.

12.4.	In the event of assignment or transfer by the Chargee as permitted by clause 12.3, the Chargor shall at the request of the Chargee join in such assignment or transfer so as to cause the full benefit of this Charge to be passed to the relevant assignee or transferee.

13.	MISCELLANEOUS

13.1.	The Chargee, at any time and from time to time, may delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargee under this Charge in relation to the Charged Property or any part thereof. Any such delegation may be made upon such terms and be subject to the regulations as

11

the Chargee may think fit. The Chargee shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate provided that the Chargee has acted reasonably in selecting such delegate.
13.2.	If any of the clauses, conditions, covenants or restrictions (the Provision) of this Charge or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

13.3.	This Charge (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

13.4.	This Charge may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

13.5.	A certificate of the Chargee as to the amount of any Secured Obligation owed to it (whether for itself or in a representative capacity) shall, in the absence of manifest error, be conclusive evidence of the existence and amount of such Secured Obligation.

13.6.	If the Chargee causes or requires Charged Property to be registered in the name of a nominee for the Chargee, any reference in this Charge to the Chargee shall, if the context so permits or requires, be construed as a reference to each of the Chargee and such nominee.

13.7.	The rights and remedies of the Chargee under this Charge are cumulative and without prejudice and in addition to any rights or remedies which the Chargee may have at law or in equity. No exercise by the Chargee of any right or remedy under this Charge or at law or in equity shall (save to the extent, if any, provided expressly in this Charge, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

14.	LIMIT OF LIABILITY

The provisions of section 8.13 (Limited Recourse) of the Security Agreement shall apply mutatis mutandis to this Charge as if written out in full herein.

15.	LAW AND JURISDICTION

15.1.	This Charge, and any non-contractual obligations arising out of or in connection with this Charge, shall be governed and construed in accordance with Irish law.

15.2.	The Chargor irrevocably agrees for the benefit of the Chargee that the courts of Ireland shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, whether relating to a contractual or non-contractual obligation, which may arise out of or in connection with this Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3.	The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 15.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Charge and agrees not to claim that any such court is not a convenient or appropriate forum in each case whether on the grounds of venue or forum non convenient or any similar grounds or otherwise.

15.4.	The submission to the jurisdiction of the courts referred to in Clause 15.2 shall not (and shall not be construed so as to) limit the right of the Chargee to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

15.5.	To the extent that the Chargor, or any of the property of the Chargor is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment,

12

or other legal process in any jurisdiction, the Chargor for itself, and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its or his, as the case may be, obligations, liabilities or any other matter under or arising out of or in connection with this Charge or the subject matter hereof or thereof.
16.	SERVICE OF PROCESS AGENT

The Chargor hereby irrevocably appoints ILFC Ireland Limited of 30 North Wall Quay, Dublin 1 as its Agent with full authority to receive, accept and acknowledge, for itself and on its behalf, service of all process issued out of or relating to any proceedings referred to in clause 15 in the Courts of Ireland.

17.	CONFLICTS

In the event of a conflict between the provisions of this Charge on the one hand and the Credit Agreement and the Security Agreement on the other hand, the provisions of the Credit Agreement or Security Agreement shall control.

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Schedule A

Company	Number and Description of Shares	Registered Holder
Ballysky Aircraft Ireland Limited	10 Ordinary Shares of US$1.00 each	Temescal Aircraft Inc.

14

SCHEDULE B
Part I
To: Citibank, N.A.
       (the Chargee)
Date: March__ 2011
(Date of Charge)
Dear Sirs
Ballysky Aircraft Ireland Limited (the Company)
I hereby unconditionally and irrevocably authorise you to date the resignation letter in respect of the Company deposited by me with you pursuant to the share charge dated March__ 2011 (the Charge) between Temescal Aircraft Inc. and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge.
Yours faithfully,
[name]
[Director] / [Secretary]

15

SCHEDULE B
PART II
Date________________
The Board of Directors
Ballysky Aircraft Ireland Limited (the Company)
Dear Sirs,
Resignation of Directors/Secretary
[I]/[We] hereby tender [my]/[our] resignation as [Director]/[Secretary] of the Company with effect from the date hereof .
[I]/[We] hereby confirm that we have no rights to compensation or claims against the Company for loss of office or arrears of pay [(or, in the case of secretary, fees)].
This letter shall be governed by and construed in accordance with Irish law.
Yours faithfully,

Signed and Delivered
by [insert name of director/secretary]
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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SCHEDULE C
“Irrevocable Proxy”
We, Temescal Aircraft Inc., hereby irrevocably appoint Citibank, N.A., (the Chargee) as our proxy to vote at meetings of the shareholders of Ballysky Aircraft Ireland Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of Citibank, N.A., as Chargee of the aforesaid shares.

Temescal Aircraft Inc.
Dated:

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SCHEDULE D
“Irrevocable Appointment”
We, Temescal Aircraft Inc., hereby irrevocably appoint Citibank, N.A., (as Chargee) as our duly authorised representative to sign resolutions in writing of Ballysky Aircraft Ireland Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name.

Temescal Aircraft Inc.
Dated:

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IN WITNESS whereof the parties hereto have caused this Charge to be duly executed on the date first written.

SIGNED by
TEMESCAL AIRCRAFT INC.
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

SIGNED by CITIBANK, N.A., in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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EXHIBIT C
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF ACCOUNT CONTROL AGREEMENT
March 30, 2011
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
Whereas, Temescal Aircraft Inc. (“Pledgor”) has granted to Citibank, N.A., as Collateral Agent (“Pledgee”), for the benefit of the Secured Parties, a security interest in Account number 798628 (the “Collateral Account”), held by Citibank, N.A. (the “Securities Intermediary”) together with all financial funds, investments, instruments, assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the “Collateral”). Pledgor, Pledgee and the Securities Intermediary agree that the Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the “UCC”) and that all Collateral held in the Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Whereas, the grant of security interest described above is pursuant to that certain Aircraft Mortgage and Security Agreement dated as of the date hereof among Park Topanga Aircraft Inc., the Pledgor, Charmlee Aircraft Inc., Ballysky Aircraft Ireland Limited, the additional grantors referred to therein, and the Pledgee (the “Security Agreement”).
Whereas, the Pledgor and Pledgee, inter alia, are party to the Term Loan Credit Agreement dated as of the date hereof (the “Credit Agreement”).
Terms used but not defined herein shall have the meaning set forth in the Security Agreement and, if not defined therein, such terms shall have the meaning set forth in the Credit Agreement.
In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):
1.	The Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee. The Securities Intermediary acknowledges the security interest granted by the Pledgor in favor of the Pledgee in the Collateral.

2.	The Securities Intermediary represents, warrants and agrees that the Collateral Account (i) has been established and is and will be maintained with the Securities Intermediary on its books and records and (ii) is and will be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of which the (A) Securities Intermediary is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), (B) the Pledgor is the “entitlement holder” (as defined in
Aircraft Mortgage and Security Agreement

Section 8-102(a)(7) of the UCC) of the Collateral Account subject to the “control” (as defined in Section 8-106 of the UCC) of the Pledgee, (C) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) of the Securities Intermediary in respect of the Collateral Account is New York and (D) all financial assets carried in the Collateral Account will have been duly credited thereto in compliance with Section 8-501 of the UCC.

3.	The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.

4.	The Collateral Account will be styled: “#798628 Citi f/b/o Citibank, N.A. as Collateral Agent and Securities Intermediary f/b/o Temescal Aircraft, Inc. under the Aircraft Mortgage and Security Account Control Agreement.”

5.	All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.

6.	(a) The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it. Except for such limitation and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee which states that Pledgee is exercising exclusive control over the Collateral Account (a “Notice of Exclusive Control”), the Securities Intermediary may comply with any investment orders or instructions from Pledgor concerning the Collateral Account, or as set forth in Section 6(b) below. A Notice of Exclusive Control (Exhibit A) may be delivered by the Pledgee at any time upon the occurrence and continuance of an Event of Default and the acceleration of the Loans and such acceleration has not been rescinded, and shall designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered. As between Pledgor and Pledgee, Pledgee agrees not to deliver a Notice of Exclusive Control until the occurrence of an Event of Default (as defined in the Security Agreement) that is continuing and the acceleration of the Loans and such acceleration has not been rescinded. For the avoidance of doubt, Securities Intermediary shall have no responsibility for monitoring or determining whether an Event of Default has occurred or is continuing.

(b) In accordance with the Loan Agreement, upon, as part of, or in the absence after the relevant period of an Interim Cure, the Pledgee shall issue an “entitlement order” to the Securities Intermediary to distribute from the Collateral Account to the Pledgor an amount equal to the Interim Cash deposited in connection with the related LTV Cure.

(c) Upon deposit of any insurance proceeds in the Collateral Account, the Pledgee shall instruct the Securities Intermediary to distribute from the Collateral Account the amount of such insurance proceeds in accordance with the instructions of the Collateral Agent (who shall direct that such amounts be distributed as set forth in Schedule V of the Security Agreement).

7.	The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable), release or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if
Aircraft Mortgage and Security Agreement

any, to Pledgee or as otherwise instructed by the Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 6 hereof or (ii) written orders or instructions previously received from Pledgee, including without limitation, a Notice of Exclusive Control, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon. Securities Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

8.	The Pledgor agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct. The obligations of the Pledgor set forth in this paragraph 8 shall survive the termination of this Agreement.

9.	The Securities Intermediary is instructed that the Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System. The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.

10.	The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account (the “Unsubordinated Obligations”).

11.	To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

12.	The terms of this Agreement may not be modified except by a writing signed by all parties hereto.
Aircraft Mortgage and Security Agreement

13.	Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. At the end of such thirty (30) day period, Securities Intermediary will deliver all assets held in the Collateral Account to Pledgee unless Pledgee and Pledgor deliver joint instructions to Securities Intermediary during such thirty (30) day period to deliver or transfer the assets held in the Collateral Account to another party or securities intermediary. In the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor. Nothing set forth in this provision shall be deemed to limit the right of Pledgee to issue orders or instructions to the Securities Intermediary pursuant to paragraph 6 hereof. Pledgee may terminate this Agreement by giving notice to Securities Intermediary and Pledgor. Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.

14.	This Agreement and the Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 10 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

15.	Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

16.	The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

17.	Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. This paragraph 17 shall survive termination of this Agreement.

18.	Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law
Aircraft Mortgage and Security Agreement

providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.

19.	If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

20.	This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

21.	This Agreement is being delivered in New York and shall be governed and construed in accordance with the law of the State of New York.
*    *    *    *    *    *
Aircraft Mortgage and Security Agreement

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:
TEMESCAL AIRCRAFT INC.	CITIBANK, N.A., as Collateral Agent

By:	By:
Name:	Name:
Title:	Title:
Telephone No.:	Telephone No.:
Address:	Address:

10250 Constellation Blvd., Suite 3400	388 Greenwich Street, 14th Floor
Los Angeles, CA 90067	New York, NY 10013
Attention: Treasurer with a copy to the General Counsel	Attention: Jenny Cheng Facsimile No. (212) 657-2762
Facsimile No. (310) 788-1990

Date: March 30, 2011	Date: March 30, 2011
Acknowledged and Agreed to:
SECURITIES INTERMEDIARY
CITIBANK, N.A.

By:
Name:
Title:
Date:

Address:
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762
Date: March 30, 2011
Aircraft Mortgage and Security Agreement

Exhibit A
[Letterhead of the Pledgee]
[Date]
     A. BY FACSIMILE TRANSMISSION AND CERTIFIED MAIL
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile No. (212) 657-2762

Re:	Temescal Aircraft Inc. Account No. 798628
     B. NOTICE OF EXCLUSIVE CONTROL
Ladies and Gentlemen:
As referenced in the Collateral Account Control Agreement, dated as of March 30, 2011, among Temescal Aircraft Inc., as Pledgor, Citibank, N.A., as Collateral Agent for the Secured Parties, as Pledgee, and Citibank, N.A., as Securities Intermediary, we hereby give you notice of our exclusive control over securities account number 798628 (the “Collateral Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.
You are hereby instructed to [deliver][invest] the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:

[____________________________
____________________________
____________________________
____________________________]

Very truly yours, CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

cc:       Temescal Aircraft Inc.
Aircraft Mortgage and Security Agreement

EXHIBIT D
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE
FAA AIRCRAFT MORTGAGE (MSN [_____])
     THIS FAA AIRCRAFT MORTGAGE (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”), and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W  I  T  N  E  S  S  E  T  H:
          WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower;
          WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Collateral Agent for the benefit of the Secured Parties a Lien on its interest in the airframes (the “Airframes”) and engines (the “Engines”) described in Schedule I hereto (collectively, the “Pool Aircraft”) and on certain other property and rights relating thereto; and
          NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Collateral Agent hereby agree as follows:
     1. SECURITY INTEREST.
          The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for a lessee under a Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement all of such Grantor’s rights, title and interest in and to:
Aircraft Mortgage and Security Agreement

a.	each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe;

b.	all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any Airframe or Engine (other than additions, improvements accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts);

c.	all of the Grantor’s right, title and interest in the technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance, technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant lessee of the Pool Aircraft (collectively, the “Aircraft Documents”);

d.	any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder; and

e.	all proceeds, howsoever arising, of the foregoing.
          TO HAVE AND TO HOLD the Mortgage Collateral unto the Collateral Agent, and its successors and assigns, as security for the Secured Obligations.
2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE MORTGAGE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
Aircraft Mortgage and Security Agreement

3. MISCELLANEOUS
     3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
     3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
     3.3 Governing Law. THIS AGREEMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
     3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
          If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
          If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
Aircraft Mortgage and Security Agreement

     3.6 Collateral Agent.
     The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
     3.7 Cape Town Convention.
     The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine is an “aircraft object” (as defined in the Protocol) and this Agreement constitutes an International Interest in each such Airframe and each such Engine.
     3.8 Execution in Counterparts.
     This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]
Aircraft Mortgage and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[_____]
By:
Name:
Title:

COLLATERAL AGENT:	CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:

Aircraft Mortgage and Security Agreement

     APPENDIX A
FAA AIRCRAFT MORTGAGE
DEFINITIONS
     For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
          “Airframes” has the meaning specified in the third recital of this Agreement.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Agreement.
          “Engines” has the meaning specified in the third recital of this Agreement.
          “Grantor” has the meaning specified in the recital of parties to this Agreement.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lease” means a lease agreement relating to any Pool Aircraft, which is listed on Schedule I hereto, as such schedule is supplemented (or, if not so supplemented, required to be supplemented) pursuant to the terms of the Credit Agreement from time to time, between a Borrower Party (as lessor), and a lessee, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
          “Lien” has the meaning specified in the Credit Agreement.
          “Loan Documents” has the meaning specified in the Credit Agreement.
          “Mortgage Collateral” means the Pool Aircraft and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
Aircraft Mortgage and Security Agreement

          “Owned” has the meaning specified in the Credit Agreement.
          “Part” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Pool Aircraft or Engine is subject to a Lease, is owned by a Grantor under the terms of such Lease.
          “Person” has the meaning specified in the Credit Agreement.
          “Pool Aircraft” has the meaning specified in the third recital of this Agreement.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
MORTGAGE COLLATERAL
“Aircraft [__]” means:
     one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____];
     together with two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.

[1]	Described on the International Registry drop down menu as [__].
[2]	Described on the International Registry drop down menu as [__].
[3]	Described on the International Registry drop down menu as [__].
Aircraft Mortgage and Security Agreement

     EXHIBIT E
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____])
          THIS FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California Corporation (the “CA Subsidiary Holdco”) and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
          WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower;
          WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Collateral Agent for the benefit of the Secured Parties a Lien on its interest in the airframes (the “Airframes”) and engines (the “Engines”) described in Schedule I hereto (collectively, the “Pool Aircraft”) and by granting to the Collateral Agent a Lien on and security interest in its rights under the lease agreements described in Schedule I hereto together with all schedules, supplements and amendments thereto (the “Assigned Leases”) and on certain other property and rights relating thereto; and
          NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Collateral Agent hereby agree as follows:
          1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for the lessee under each Assigned
Aircraft Mortgage and Security Agreement

Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement all of such Grantor’s rights, title and interest in and to:
a.	each Pool Aircraft, including the Airframe and Engines with respect to such Pool Aircraft as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe

b.	all Parts of whatever nature, which are from time to time relating to any Airframe or Engine, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any Airframe or Engine (other than additions, improvements accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts);

c.	all of the Grantor’s right, title and interest in the technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance, technical records in respect of a Pool Aircraft that are Owned by a Grantor and required pursuant to applicable law to be maintained with respect to such Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, pursuant to applicable law, and in each case in whatever form and whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant lessee of the Pool Aircraft (collectively, the “Aircraft Documents”);

d.	any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;

e.	each Assigned Lease, including without limitation: (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried under the Aircraft Mortgage, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity; and

f.	all proceeds, howsoever arising, of the foregoing.
          TO HAVE AND TO HOLD the Mortgage Collateral unto the Collateral Agent, and its successors and assigns, as security for the Secured Obligations.
Aircraft Mortgage and Security Agreement

2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE MORTGAGE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
     3. MISCELLANEOUS
          3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
          3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
          3.3 Governing Law. THIS AGREEMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
          3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
Aircraft Mortgage and Security Agreement

If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
          3.6 Collateral Agent.
               The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
          3.7 Cape Town Convention.
          The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine is an “aircraft object” (as defined in the Protocol) and this Agreement constitutes (i) an International Interest in each such Airframe and each such Engine and (ii) with respect to a Lease that constitutes an International Interest, an assignment of such International Interest and associated rights associated with each such Airframe and each such Engine as regards each Assigned Lease.
          3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]
Aircraft Mortgage and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage and Lease Security Assignment to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[_____]
By:
Name:
Title:

COLLATERAL AGENT:	CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:

Aircraft Mortgage and Security Agreement

     APPENDIX A
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
DEFINITIONS
     For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft” has the meaning specified in the third recital of this Agreement.
          “Aircraft Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
          “Airframes” has the meaning specified in the third recital of this Agreement.
          “Assigned Lease” has the meaning specified in the third recital of this Agreement.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Agreement.
          “Engines” has the meaning specified in the third recital of this Agreement.
          “Grantor” has the meaning specified in the recital of parties to this Agreement.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lien” has the meaning specified in the Credit Agreement.
          “Loan Documents” has the meaning specified in the Credit Agreement.
          “Mortgage Collateral” means the Pool Aircraft, the Assigned Leases and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
          “Owned” has the meaning specified in the Credit Agreement.
Aircraft Mortgage and Security Agreement

          “Part” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Aircraft or Engine is subject to a Lease, is owned by a Grantor under the terms of such Lease.
          “Person” has the meaning specified in the Credit Agreement..
          “Pool Aircraft” has the meaning specified in the third recital of this Agreement.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
MORTGAGE COLLATERAL
     “Airframe [__]” means one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____].
     “Engines [__]” means two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.
     [Lease Agreement] dated [__________], between [__________] and [__________] relating to Airframe [__] and Engines [__] recorded by the Federal Aviation Administration on _______________ and assigned Conveyance No. ____________.

[1]	Described on the International Registry drop down menu as [__].

[2]	Described on the International Registry drop down menu as [__].

[3]	Described on the International Registry drop down menu as [__].

Aircraft Mortgage and Security Agreement

EXHIBIT F
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA LEASE SECURITY ASSIGNMENT
FAA LEASE SECURITY ASSIGNMENT (MSN [_____])
          THIS FAA LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Assignment”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and CITIBANK, N.A., a national banking association, as the Collateral Agent (the “Collateral Agent”) under the Aircraft Mortgage and Security Agreement (the “Aircraft Mortgage”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (the “Borrower”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), CHARMLEE AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”) and the additional grantors referred to therein, as the grantors, and CITIBANK, N.A., as the Collateral Agent. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
     WHEREAS, Parent Holdco, the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, Citibank, N.A., as the administrative agent, the lenders identified therein and the Collateral Agent have entered into the Credit Agreement, dated as of March 30, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower; and
     WHEREAS, the Grantor and the Collateral Agent have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Borrower Parties under the Credit Agreement; and
     WHEREAS, the Grantor has agreed to secure the Secured Obligations by assigning to the Collateral Agent the lease agreements as more fully described on Schedule 1 hereto, together with all schedules, supplements and amendments thereto (the “Assigned Leases”); and
     NOW THEREFORE, the Grantor hereby agrees as follows with the Collateral Agent for its benefit and the benefit of the other Secured Parties:
1. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Collateral Agent, subject to no prior interests of any Person whatsoever except for the lessee under each Assigned Lease, in all of such Grantor’s rights, title and interest in and to each Assigned Lease, including without limitation: (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of such Pool Aircraft required to be carried under the Aircraft Mortgage, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all
Aircraft Mortgage and Security Agreement

rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease, (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity and (vi) all proceeds, howsoever arising, of the foregoing.
2. INCORPORATION BY REFERENCE. THE SECURITY INTEREST CREATED UNDER THIS ASSIGNMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE GRANTOR’S RIGHTS IN RESPECT OF DEALING WITH ANY ASSIGNED LEASE AND THE COLLATERAL AGENT’S EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
3.	MISCELLANEOUS
     3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Collateral Agent and their respective permitted successors, assigns and transferees.
     3.2 Severability. Any provision of this Assignment prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
     3.3 Governing Law. THIS ASSIGNMENT IS DELIVERED IN AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     3.4 Further Assurances. At any time and from time to time, upon the request of the Collateral Agent, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Collateral Agent may reasonably request, in order for the Collateral Agent to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
     3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
Aircraft Mortgage and Security Agreement

If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
If to the Collateral Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Fax: 212-657-2762
3.6	Collateral Agent.

The Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.

3.7	Cape Town Convention.

The parties hereto agree that for the purposes of the Cape Town Convention, each Airframe and Engine are “aircraft objects” (as defined in the Protocol) and this Assignment constitutes, with respect to a Lease that constitutes an International Interest, an assignment of such International Interest and associated rights associated with each Airframe and Engine as regards the Assigned Lease.

3.8 Execution in Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]
Aircraft Mortgage and Security Agreement

IN WITNESS WHEREOF, the undersigned have executed or caused this Assignment to be executed on the day and year first written above.

GRANTOR: [_____]
By:
Name:
Title:

COLLATERAL AGENT: CITIBANK, N.A., not in its individual capacity but solely as Collateral Agent
By:
Name:
Title:

Aircraft Mortgage and Security Agreement

     APPENDIX A
FAA LEASE SECURITY ASSIGNMENT
DEFINITIONS
     For all purposes of this Assignment, all capitalized terms used, but not defined, in this Assignment shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
          “Assignment” has the meaning specified in the recital of parties to this Assignment.
          “Aircraft Mortgage” has the meaning specified in the preliminary statements to this Assignment.
          “Airframes” means the airframes described in Schedule I hereto.
          “Assigned Lease” has the meaning specified in the third recital of this Assignment.
          “Borrower Parties” has the meaning specified in the Credit Agreement.
          “Cape Town Convention” has the meaning specified in the Credit Agreement.
          “Credit Agreement” has the meaning specified in the first recital of this Assignment.
          “Engines” means the engines described in Schedule I hereto.
          “Grantor” has the meaning specified in the recital of parties to this Assignment.
          “International Interest” has the meaning specified in the Cape Town Convention.
          “Lien” has the meaning specified in the Credit Agreement.
          “Person” has the meaning specified in the Credit Agreement.
          “Pool Aircraft” means, collectively, the Airframes and Engines.
          “Protocol” has the meaning specified in the Credit Agreement.
          “Secured Obligations” has the meaning given to the term “Secured Obligations” in the Aircraft Mortgage.
          “Secured Parties” has the meaning given to the term “Secured Parties” in the Aircraft Mortgage.
Aircraft Mortgage and Security Agreement

Schedule 1
to FAA Lease Security Assignment (MSN [_____])
     “Airframe [__]” means one (1) [__________] Model [__________]1 aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____].
     “Engines [__]” means two (2) [__________]2 Model [__________]3 aircraft engines (each of which engines has 550 or more rated takeoff horsepower and is a jet propulsion aircraft engine having at least 1750 pound of thrust or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.
     [Lease Agreement] dated [__________], between [__________] and [__________] relating to Airframe [__] and Engines [__] recorded by the Federal Aviation Administration on _______________ and assigned Conveyance No. ____________.

[1]	Described on the International Registry drop down menu as [__].

[2]	Described on the International Registry drop down menu as [__].

[3]	Described on the International Registry drop down menu as [__].
Aircraft Mortgage and Security Agreement

     EXHIBIT G
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF NOTICE OF ASSIGNMENT
From: [__________] (the “Lessor”)
To: [__________] (the “Lessee”)
[DATE]
Ladies and Gentlemen:
We refer to the [Aircraft Lease Agreement] dated as of [__________] (as amended and supplemented, the “Lease”) entered into between Lessee and Lessor pertaining to one (1) [MANUFACTURER/MODEL] aircraft bearing manufacturer’s serial number [MSN] and registration number [REG] and [MANUFACTURER/MODEL] engines bearing manufacturer’s serial numbers [ESN] and [ESN], each of which is a jet propulsion engine bearing at least 1750 pounds of thrust or the equivalent thereof.
Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Lease, unless specifically defined herein.
The Lessor hereby gives you notice that by that certain Aircraft Mortgage and Security Agreement dated as of March 30, 2011, and made between the parties named therein including Lessor and Citibank, N.A., as the Collateral Agent (the “Collateral Agent”), the Lessor has assigned to the Collateral Agent by way of security all its right, title and interest in and to the Lease and the proceeds thereof, including certain insurance proceeds (the “Security Assignment”). The Lessor also notifies you that the Collateral Agent is a [Collateral Agent] as defined under the Lease.
Notwithstanding any contrary provision in the Lease, Citibank, N.A., as Collateral Agent, shall be the loss payee, a contract party and an additional insured, as applicable, on all hull and war risk policies of insurance and Citibank, N.A., as Collateral Agent and Administrative Agent shall be a contract party and an additional insured, as applicable, on all liability policies of insurance.
If the Collateral Agent issues to you a notice (a “Relevant Notice”) that its rights as assignee under the Security Assignment have become exercisable as provided therein, you are hereby authorized and required to thereafter perform, observe and comply with all your undertakings and obligations under the Lease in favor and for the benefit of the Collateral Agent as if the Collateral Agent were named as lessor therein instead of Lessor, and from and after the date of the Relevant Notice, you shall make all payments under the Lease as provided in the Relevant Notice or as the Collateral Agent shall otherwise direct.
Aircraft Mortgage and Security Agreement

G-1

This notice and the instructions herein contained are irrevocable unless and until the Collateral Agent revokes them.
This notice shall be governed by and construed in accordance with [New York]/[English] law.
Very truly yours,
[__________]

By:
Name:
Title:

Aircraft Mortgage and Security Agreement

G-2

EXHIBIT C
FORM OF ASSIGNMENT AND ASSUMPTION
     This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.

[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.
Term Loan Credit Agreement

C-1

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate] of [identify Lender]]

3.	Borrower:

4.	Administrative Agent:	Citibank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Term Loan Credit Agreement dated as of March 30, 2011, among Temescal Aircraft Inc., as Borrower, International Lease Finance Corporation, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as a Guarantor, Ballysky Aircraft Ireland Limited, as an Obligor, the Lenders from time to time party thereto, Citibank, N.A, as Administrative Agent, Citibank, N.A, as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent.

6. Assigned Interest[s]:

		Aggregate		Percentage
		Amount of	Amount of	Assigned of
		Commitment/Loans	Commitment/Loans	Commitment/
Assignor[s][5]	Assignee[s][6]	for all Lenders[7]	Assigned	Loans[8]
		$	$	%

		$	$	%

		$	$	%

[7. Trade Date: __________________][9]

[5]	List each Assignor, as appropriate.

[6]	List each Assignee, as appropriate.

[7]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Term Loan Credit Agreement

C-2

Effective Date: _____________ ___, _____ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

[Consented to and][10] Accepted: CITIBANK, N.A., as Administrative Agent
By
Title:

[Consented to:][11] TEMESCAL AIRCRAFT INC.
By
Title:

(continued...)

[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[10]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[11]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.
Term Loan Credit Agreement

C-3

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
     1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.05 of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.05 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.09 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, and (viii) without limitation to Section 9.05 of the Credit Agreement, if as a result of circumstances existing at the Effective Date, the Borrower would be obliged to make a payment to [the][such] Assignee under Section 2.08 or 2.09 of the Credit Agreement, then the rights of [the][such] Assignee to receive payment under such Sections by reference to the circumstances existing as at the Effective Date (or a continuation of such circumstances) shall be limited to the extent of the entitlement of
Term Loan Credit Agreement

C-4

[the][the relevant] Assignor had the assignment of [the][the relevant] Assigned Interest not occurred; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.
     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.
Term Loan Credit Agreement

C-5

EXHIBIT D-1A
FORM OF OPINION OF CLIFFORD CHANCE US LLP
[SEE ATTACHED]
Term Loan Credit Agreement

D-1A-1

To the Addressees Listed on Schedule 1	____________, 2011
Ladies and Gentlemen:
We have acted as New York counsel to International Lease Finance Corporation (the “Company”) and the other Obligors as defined below in connection with the Term Loan Credit Agreement (the “Credit Agreement”) dated as of the date hereof among Temescal Aircraft Inc., a California corporation, as Borrower (the “Borrower”), the Company, Park Topanga Aircraft Inc., a California corporation (the “Parent Holdco”), Charmlee Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), the Lenders party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent (the “Collateral Agent”), Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Joint Lead Structuring Agents and Joint Lead Placement Agents, and BNP Paribas, as the Joint Placement Agent.
Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement. This opinion is delivered pursuant to Section 4.01(e) of the Credit Agreement.
In rendering the opinions expressed below, we have examined executed copies of the following documents:
(a) the Credit Agreement;
(b) the Aircraft Mortgage and Security Agreement (the “Security Agreement”) dated as of the date hereof among the Parent Holdco, the Borrower, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, the additional grantors party thereto and the Collateral Agent;

(c) the Account Control Agreement (the “Account Control Agreement”) dated as of ____________, 2011 among the ____________, ____________ and the Collateral Agent; and
(d) the Intercreditor Agreement (the “Intercreditor Agreement”) dated as of the date hereof among ____________, ____________, the Company and the Collateral Agent.
Each of the Company, the Parent Holdco, the Borrower, the CA Subsidiary Holdco and the Irish Subsidiary Holdco is referred to herein as an “Obligor”. Each of the Company, the Parent Holdco, the Borrower and the CA Subsidiary Holdco is referred to herein, individually, as a “CA Obligor”, and collectively, as the “CA Obligors”. Each of the Credit Agreement, the Security Agreement, the Intercreditor Agreement and the Account Control Agreement is referred to herein as a “Transaction Document”. Each of the Security Agreement and the Account Control Agreement is referred to herein as a “Security Document”. For purposes of this opinion, the term “Collateral” shall mean the Pledged Debt and Pledged Equity (each as defined below).
We have also examined and relied upon such records and statements and certificates of public officials and representatives and officers of the Obligors and other persons as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon the foregoing and the representations and warranties made in or pursuant to the Transaction Documents. We have not reviewed the dockets or other records of any court, arbitrator or governmental or regulatory body or agency or conducted any other investigation or inquiry or otherwise established or verified any factual matter.
In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as certified or photostatic copies.
Except as expressly opined on by us below, we have assumed, without investigation: (i) the due organization, valid existence and, to the extent applicable, good standing of each party to the Transaction Documents; (ii) that each party to the Transaction Documents has requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; (iii) that each Transaction Document has been duly authorized, executed and delivered by each party thereto; (iv) that each Transaction Document constitutes a valid, binding and enforceable obligation of each party thereto; (v) that the execution, delivery and performance by each party of the Transaction Documents to which it is a party do not contravene such party’s constitutional documents, violate any law, rule or regulation applicable to such party or result in any conflict with or breach of any agreement or instrument to which such party is a party or by which such party is bound; (vi) that each party to the Transaction Documents has obtained or made all consents, approvals, authorizations, filings, registrations, qualifications or recordations with each Governmental Authority required in connection with the execution, delivery and performance of the Transaction Documents; (vii) all applicable filings, registrations, recordations or other actions necessary to perfect as to ownership or security interest (except as set forth herein) including under the Cape Town Convention have been or will be made; (viii) for purposes of the Uniform Commercial Code of the State of New York (the “NYUCC”), Irish Subsidiary Holdco is deemed located in Washington D.C.; and (ix) the accuracy and completeness as of the date hereof of the certificates and other information and statements delivered or made to us by representatives and officers of each Obligor.
We have made no investigation or review of any matters relating to the Obligors or any other person or entity other than as expressly described herein. Further, we have made no special investigation of the business operations of the Obligors or any other person or entity for the purpose of identifying laws or regulations to which the Obligors or any other person or entity are subject. With reference particularly to our opinion in paragraph 3 below, we note that our representation of the Obligors is limited to this and similar transactions and that we are not generally familiar with their respective affairs or operations.
We have also assumed that:
     (i) all applicable chattel paper (as such term is defined in Article 9 of the Uniform Commercial Code of the State of New York (the “NYUCC”) constitutes “tangible chattel paper” within the meaning of Section 9-102 of the NYUCC and is located only in the State of New York and is in the possession of the Collateral Agent;
     (ii) the Collateral subject to the Lien of the Security Documents exists, and each applicable Obligor has rights in the applicable Collateral and has the power to transfer its respective rights in the applicable Collateral;
     (iii) the descriptions of the Collateral contained in, or attached as schedules to, the applicable Security Documents sufficiently describe the Collateral intended to be covered by such Security Documents;
     (iv) the Collateral does not include any “cooperative interest” or “commercial tort claim” (as such terms are defined in Article 9 of the NYUCC);

     (v) for purposes of Article 9 of the NYUCC, no statute, regulation or treaty of the United States is applicable to any of the Collateral;
     (vi) the certificates representing the Pledged Equity (used herein to mean the Pledged Equity certificates listed in Schedule II to the Security Agreement) of the Borrower, the CA Subsidiary Holdco and the Irish Subsidiary Holdco are in the possession of the Collateral Agent, together with duly executed in blank instruments of transfer in respect thereof; and
     (vii) the instruments representing the Pledged Debt (used herein to mean the Pledged Debt instruments listed in Schedule II to the Security Agreement) are each in the possession of the Collateral Agent.
Based upon the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:
     (1) Each Transaction Document is a valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms.
     (2) The execution and delivery by each Obligor of the Transaction Documents to which it is a party do not, and the performance by each Obligor of its obligations thereunder will not, cause such Obligor to violate any Generally Applicable Law (defined below).
     (3) No consent, approval or authorization of, and no filing, registration, qualification or recordation with, United States federal or State of New York governmental authorities pursuant to any Generally Applicable Law is required in connection with the execution and delivery and consummation of the transactions contemplated thereby by any Obligor of the Transaction Documents to which it is a party.
     (4) The Security Agreement is effective to create in favor of the Collateral Agent a valid security interest in all right, title and interest of each Obligor in the Collateral (as defined in the Security Agreement) to secure the Secured Obligations, in each case to the extent a security interest therein may be created under Article 9 of the NYUCC.
     (5) Each Uniform Commercial Code financing statement a copy of which is attached as Schedule 2 hereto (“Financing Statement”) is in the form required by the Uniform Commercial Code of the jurisdiction named therein.
     (6) To the extent that the creation of security interests in the Collateral is governed by the NYUCC, perfection of such security interests in such collateral consisting of investment property, general intangibles, tangible chattel paper, accounts, equipment and other goods and other rights and/or property in which a security interest can be perfected under the NYUCC is governed, under Section 9-301 of the NYUCC, by the local laws of the jurisdiction where the applicable grantor is located, except that perfection of a possessory security interest in such Collateral is governed, under Section 9-301 of the NYUCC, by the local laws of the jurisdiction of the location of such Collateral. Except for (a) the Collateral Agent taking delivery of (i) instruments which represent the entire interest of the Pledged Debt and (ii) the certificates which represent the entire interest of the Pledged Equity in each of the Borrower, the CA Subsidiary Holdco and the Irish Subsidiary Holdco along with, in each case, a duly executed in blank instrument of transfer of such Pledged Debt or such Pledged Equity, and (b) the filing of each Financing Statement in the filing office named therein with respect to such Collateral, no further action, including the filing or recording of any document, is necessary under the CALUCC, the DCUCC or the laws of the State of New York or of the United States in order to perfect the security interests created under the Security Agreement in such Pledged Equity or Pledged Debt to the extent the perfection of a security interest thereon may be effected under the NYUCC by the filing of a Financing Statement.
     (7) The Collateral Agent’s security interest in that portion of the Collateral consisting of (i) the Collateral Account (as defined in the Account Control Agreement) and (ii) security entitlements (as defined in the NYUCC) being credited by book entry to the Collateral Account (the “Pledged Financial Assets”) will be perfected upon the execution and delivery by each party thereto of the Account Control Agreement.
As used herein, “Generally Applicable Law” means any law otherwise included within the scope of this opinion that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being currently applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, excluding securities laws and any law that is applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, solely because of the specific assets or business of any party to any of the Transaction Documents or any of its affiliates. In particular, but without limitation, we express no opinion upon the application or effect of (i) any customs, international trade or other laws relating to the possession, import, export, use, operation, maintenance, repair or replacement of or the nature of any equipment, or any interest therein; (ii) federal or state antitrust and unfair competition, environmental, intellectual property, pension and employee benefit, or securities (including “blue sky”) laws; (iii) federal or state laws relating to aviation, banking, communications, customs, insurance, international trade, public utilities or taxation; (iv) federal and state laws and policies relating to (A) national and local emergencies and (B) deference to acts of sovereign states, including court orders; (v) federal or state criminal and civil forfeiture laws; (vi) other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); and (vii) the laws of any counties, cities, towns, municipalities and special political subdivisions or agencies thereof; and in the case of each of the foregoing, all rules and regulations promulgated thereunder or administrative or judicial decisions with respect thereto.
Our opinions set forth above are subject to the following qualifications and limitations:
     (a) Our opinion set forth in paragraph 1 above is subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law, and including, without limitation, principles relating to materiality, good faith and fair dealing, reasonableness, unconscionability and availability of equitable remedies).
     (b) We express no opinion on the effect of the Cape Town Convention or the Convention on the International Recognition of Rights in Aircraft signed at Geneva on June 19, 1948.
     (c) We express no opinion as to any provision of a Transaction Document that provides the terms thereof may not be waived or modified except in writing, which may be limited under certain circumstances.
     (d) We express no opinion as to any provision in a Transaction Document asserting that the partial invalidity of one or more provisions thereof shall not invalidate the remaining provisions thereof.
     (e) We express no opinion with respect to any indemnification or reimbursement obligation or limitation on liability contained in a Transaction Document, insofar as such provision provides exculpation or exemption from, or requires indemnification or reimbursement of a party for, its own action or inaction, where such action or inaction involves such party’s gross negligence, recklessness or wilful or unlawful misconduct or to the extent any such provision is contrary to public policy.
     (f) Certain of the remedial provisions of a Security Document may be further limited or rendered unenforceable by applicable law, but, subject to the other qualifications set forth herein and except for the economic consequences of any delay that might arise from such limitation on enforceability, in our opinion such law does not make the remedies afforded by such Security Document inadequate for the practical realization of the principal benefits intended to be provided thereby.
     (g) United States federal court jurisdiction is limited by Section 28 U.S.C. § 1332 where diversity of citizenship is lacking and, even where diversity exists, federal courts retain the power to transfer an action from one federal court to another under 28 U.S.C. § 1404(a) or to dismiss by reason of the doctrine of forum non conveniens.
     (h) We express no opinion as to title to any property or whether a United States federal court or state court outside of the State of New York would give effect to the choice of New York law provided for in a Transaction Document. Our opinion as to the legality, validity, binding effect and enforceability of the governing law provisions of each Transaction Document is based solely on Section 5-1401 of the New York General Obligations Law. Our opinion as to the legality, validity, binding effect and enforceability of the provisions of each Transaction Document in respect of the submission to the jurisdiction of the courts of the State of New York is based solely on Section 5-1402 of the New York General Obligations Law.
     (i) We express no opinion, except as expressly set forth herein, as to the creation, perfection or priority of any lien, pledge or security interest.
     (j) We express no opinion as to indemnities against loss in converting from amounts denominated or paid in one currency into a second currency. We note that, generally, all judgments and decrees rendered by a federal or state court sitting in the State of New York are denominated in U.S. Dollars; under the laws of the State of New York, however, where a cause of action is based on an obligation denominated in another currency, any judgments or decrees must be rendered or entered in such currency and be converted into U.S. Dollars at the rate of exchange prevailing on the date of entry of the judgment or decree.
     (k) We express no opinion as to any provision of a Transaction Document that purports to (i) grant rights of set-off to any person not a party thereto or (ii) permit set-off to be made without notice.
     (l) We express no opinion as to any provision of any Transaction Documents that purports to waive or exclude the rights of any person to commence any bankruptcy, reorganization, insolvency or similar proceeding or purports to waive notice of acceleration.
     (m) We express no opinion as to the effect of (i) the compliance or non-compliance of any Obligor, the Collateral Agent or any other person or entity with any state or federal laws or regulations applicable to such party because of its legal or regulatory status or the nature of its business or (ii) the failure of any person or entity to be duly authorized to conduct business in any jurisdiction.
     (n) We also express no opinion as to the applicability to, or effect on, the obligations of any Obligor under any Transaction Document of Section 547 or 548 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (as amended from time to time, the “Bankruptcy Code”) or Article 10 of the New York Debtor and Creditor Law or any other New York or Federal law relating to preferences or fraudulent transfers and obligations.
     (o) We call to your attention that a security interest of the Collateral Agent in any Collateral constituting “payment intangibles”, “general intangibles” or “accounts” (as such terms are defined in Article 9 of the NYUCC) may be subject to the rights, claims and defenses of account debtors and the terms of agreements with account debtors. In the case of any Collateral which is itself secured by other property, we express no opinion with respect to the Collateral Agent’s rights in and to such underlying property.
     (p) Our opinion set forth in paragraph 4 above is subject to the further qualification that: (i) in the case of proceeds, the Collateral Agent’s security interest is limited as provided in Sections 9-315 and 9-322 of the NYUCC; and (ii) Section 552 of the Bankruptcy Code limits (subject to the exceptions set forth therein) the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.
     (q) In rendering our opinion set forth in paragraph 4 above, we have assumed that value has been given to each Obligor party to a Security Document.
     (r) In the case of Collateral in which the security interest of the Collateral Agent has been perfected by the filing of a Financing Statement, Article 9 of the Uniform Commercial Code requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of such filings.
     (s) The perfection of the Collateral Agent’s security interest will be terminated as to any Collateral acquired by an Obligor more than four months after such Obligor so changes its name as to make the Financing Statement filed in respect of such Obligor seriously misleading, unless an amendment to such Financing Statement indicating the new name of the relevant entity is properly filed before the expiration of such four months.
     (t) If any Obligor changes its jurisdiction of organization to a new jurisdiction, the Collateral Agent’s security interest in certain of the Collateral will terminate four months after such change (or, if earlier, when perfection would have ceased under the law of the former jurisdiction), unless such security interest is perfected in such new jurisdiction before termination.
     (u) In rendering our opinion set forth in paragraph 6 above, while we note Irish Subsidiary Holdco is organized under the laws of Ireland, which we understand has a filing system for the recordation of security interests and is a Contracting State, we have assumed for the purpose of perfecting a security interest under New York law that Irish Subsidiary Holdco is located in the District of Columbia.
     (v) We express no opinion at to any provision of any Transaction Document that provides for waiver of trial by jury or of other rights or defenses that under applicable law (including judicial decisions) or public policy cannot be waived.
The opinions expressed herein are limited to the federal laws of the United States, the laws of the State of New York and, insofar as may be relevant to our opinions expressed herein in paragraphs 5 and 6, the laws of the State of New York, the CALUCC and the DCUCC. We are members of the bar of the State of New York. Our opinions relating to the CALUCC are based solely on our review of statutory compilations of such laws appearing in recognized reporting services. With respect to matters involving the DCUCC, we draw your attention to the fact that we are not admitted to the bar in the District of Columbia and are not experts in the laws of the District of Columbia and that the opinions concerning the DCUCC are based on our review of a standard compilation of such laws and in reliance on D.C. Mun. Regs., tit. 9, §513.2 which provides (notwithstanding the provisions of Section 9-501(a) of the DCUCC specifying that the office in which to file a financing statement for all collateral other than as-extracted collateral and timber to be cut is the Office of the Mayor) that “[a] financing statement to perfect a security interest shall be filed with the Recorder of Deeds.”
The opinions set forth herein are rendered as of the date hereof and we disclaim any undertaking to update this letter or otherwise advise you as to any changes of law or fact that may hereafter be brought to our attention.

This opinion is rendered solely for your benefit (and the benefit of your successors and permitted assigns) in connection with the Credit Agreement and may not be relied upon for any other purpose, or relied upon by any other person or entity without our prior written consent in each instance.
Very truly yours,
Clifford Chance US LLP

Schedule 1
Citibank, N.A., as Administrative Agent and Collateral Agent, on behalf of the Lenders
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
BNP Paribas
The Lenders party to the Term Loan Credit Agreement as of the Effective Date and the Incremental Lenders

Schedule 2

UCC Financing Statements

EXHIBIT D-1B
FORM OF OPINION OF IN-HOUSE COUNSEL TO THE OBLIGORS
[SEE ATTACHED]
Term Loan Credit Agreement

D-1B-1

[ILFC Letterhead]

, 2011
To the addressees listed on Schedule I attached hereto
Ladies and Gentlemen:
          This opinion is being delivered to you by the undersigned as _________ of International Lease Finance Corporation, a California corporation (“ILFC”), in connection with that certain Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among Temescal Aircraft Inc., a California corporation (the “Borrower”), ILFC, Park Topanga Aircraft Inc., a California corporation (the “Parent Holdco”), Charmlee Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), the lenders from time to time party to the Credit Agreement (collectively, the “Lenders”), Citibank, N.A. (“Citibank”), as administrative agent (in such capacity, the “Administrative Agent”), Citibank, as collateral agent (in such capacity, the “Collateral Agent”), Citigroup Global Markets Inc. (“Citigroup”) and Credit Suisse Securities (USA) LLC, as joint lead structuring agents and joint lead placement agents (in such capacity, the “Joint Lead Agents”) and BNP Paribas, as Joint Placement Agent (“Joint Placement Agent”).
          This opinion is being furnished pursuant to Section 4.01(e) of the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
          In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:
          (a) the Credit Agreement;
          (b) the Aircraft Mortgage and Security Agreement, dated as of the date hereof (the “Security Agreement”), among the Borrower, the Parent Holdco, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, the additional grantors from time to time party thereto and the Collateral Agent;
          (c) the Share Charge dated as of the date hereof (the “Share Charge”), between the Borrower, as chargor, and the Collateral Agent, as chargee, in respect of shares in the Irish Subsidiary Holdco;

          (d) the Account Control Agreement dated as of March __, 2011 (the “Account Control Agreement”) between the Borrower, as pledgor, and the Collateral Agent, as Pledgee;
          (e) the Intercreditor Agreement dated as of the date hereof (the “Intercreditor Agreement”) among the Parent Holdco, the Borrower, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, ILFC and the Collateral Agent;
          (f) the Articles of Incorporation of each CA Obligor, as certified by the Secretary of each CA Obligor as hereafter defined;
          (g) the Bylaws of each CA Obligor, as certified by the Secretary of each CA Obligor;
          (h) the resolutions of the Board of Directors of each CA Obligor adopted by unanimous written consent; and
          (i) certificates, from the Secretary of State of the State of California and the Franchise Tax Board of the State of California, as to each CA Obligor’s existence and good standing in the State of California.
          Each of ILFC, the Parent Holdco, the Borrower and the CA Subsidiary Holdco is referred to herein, individually, as a “CA Obligor”, and collectively, as the “CA Obligors.” The Credit Agreement, the Security Agreement, the Share Charge, the Account Control Agreement and the Intercreditor Agreement are referred to herein, individually, as a “Transaction Document” and, collectively, as the “Transaction Documents”.
          I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the CA Obligors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the CA Obligors and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.
          In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity and completeness of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions expressed herein that I did not independently establish or verify, I have relied upon statements and representations of other officers and other representatives of the CA Obligors and others and of public officials.
          The opinions set forth below are subject to the following further qualifications, further assumptions and limitations:
          (a) the opinion set forth in paragraph 1 below with respect to the due incorporation, valid existence and good standing status of each CA Obligor under the laws of the State of California is based solely upon the certificates issued by the Secretary of State of the State of California and the Franchise Tax Board of the State of California;
          (b) for purposes of the opinions set forth below, (i) “Applicable Laws” means those laws, rules and regulations of the State of California and those federal laws, rules and regulations of the United States of America, in each case that, in my experience, are normally or customarily applicable to transactions of the type contemplated by the Transaction Documents, but without having made any special investigation as to the applicability of any specific law, rule or regulation; (ii) “Applicable Contracts” means those agreements or instruments identified on Schedule II attached hereto; (iii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws where the failure to obtain such consent, approval, license, authorization or validation or to make such filing, recording or registration will result in a Material Adverse Effect, and other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than any of the CA Obligors) in the transactions contemplated by the Transaction Documents or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties or required to be obtained after the date hereof; and (iv) “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of California or the United States of America having jurisdiction over any CA Obligor under Applicable Laws;
          (c) I do not express any opinion as to the validity, binding effect or enforceability of the Transaction Documents; and
          (d) I express no opinion as to: (1) United States federal or state securities, insurance or banking laws or regulations; (2) United States federal or state antitrust or unfair competition laws or regulations; (3) United States federal or state environmental laws or regulations; (4) United States federal or state tax laws or regulations; (5) United States federal or state public utility laws or regulations; (6) pension or employee benefit laws or regulations; (7) United States federal patent, copyright or trademark, state trademark, or other United States federal or state intellectual property laws or regulations; (8) United States federal or state health and safety laws or regulations; (9) United States federal or state labor laws or regulations; (10) United States federal or state laws, regulations or policies relating to national or local emergencies; (11) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the United States federal, state or regional level); (12) United States federal or state laws, rules or regulations relating to zoning, land use, building or construction; (13) United States federal or state usury laws (other than California usury laws); (14) pension or employee benefits laws or regulations, including the Employee Retirement Income Security Act of 1974, as amended; (15) The USA Patriot Act (Title III of Public L. 107-56) or other anti-money laundering laws or regulations; (16) the Foreign Corrupt Practices Act; (17) (a) the Trading with the Enemy Act of 1917, 50 U.S.C.A. app. §1 et seq., of the United States, (b) the International Emergency

Economic Powers Act, 50 U.S.C.A. §1701 et seq., of the United States, or (c) all United States Executive Orders (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), rules, regulations (including those from the Office of Foreign Assets Control of the U.S. Department of the Treasury), and other official acts promulgated under any of the foregoing; or (18) judicial decisions to the extent that they deal with any of the foregoing,
          (e) I do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Transaction Documents (other than the CA Obligors to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the CA Obligors to the extent necessary to render the opinions set forth herein).
          I am admitted to the bar of the State of California, and I do not express any opinion as to any laws other than the laws of the State of California and the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, I have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.
          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:
          1. Each CA Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.
          2. Each CA Obligor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance by each CA Obligor of the Transaction Documents has been duly authorized by all necessary corporate action on the part of such CA Obligor.
          3. Each of the Transaction Documents to which a CA Obligor is a party has been duly executed and delivered by such CA Obligor.
          4. The execution and delivery of the Transaction Documents by each CA Obligor does not, and the performance by each CA Obligor of its obligations under the Transaction Documents to which it is a party will not (a) violate such CA Obligor’s Articles of Incorporation or Bylaws, (b) contravene any provision of any Applicable Law, (c) constitute a violation of or a default under any Applicable Contract or (d) result in or cause the creation of any security interest or lien upon any of the property of such CA Obligor pursuant to any Applicable Contract.

          5. No Governmental Approval is required on the part of any CA Obligor, for the authorization, execution, and delivery of or performance of its obligation under the Transaction Documents to which it is a party, except for such Governmental Approvals which (i) have been obtained or taken and are in full force and effect or (ii) will be obtained or made in the ordinary course of business.
          6. In any proceedings duly taken in the courts of the State of California or a United States federal court sitting in the State of California to enforce any of the Transaction Documents, the choice of New York or Ireland law as the substantive law governing such Transaction Documents should be recognized and such law should be applied except as may otherwise be provided under the Transaction Documents and the California Uniform Commercial Code, including the California Uniform Commercial Code Sections 9-301 to 9-307. The foregoing assumes that either the parties to the Transaction Documents or the transactions contemplated thereby bear a substantial relationship to the State of New York or to the country of Ireland and that the application of New York or Ireland law would not result in a violation of a fundamental public policy of the State of California.
          The opinions set forth herein are solely for the benefit of the addressees (and their successors and assigns) identified at the beginning of this opinion letter (the “Addressees”) in connection with the execution and delivery of the Transaction Documents to which it is a party by each CA Obligor, and may not be relied upon in any manner or for any purpose by, nor may copies of this opinion letter be delivered or distributed to, any other person or entity without my prior written consent. The opinions set forth herein are limited to the matters stated herein and expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly stated herein. This opinion letter is being provided to the Addressees as of the date hereof, and the CA Obligors and I do not assume any obligation to update this opinion letter for events occurring after the date of this opinion letter or to provide the Addressees with any additional information that may come to our attention after the date hereof. Each Addressee’s recourse, if any, on account of any opinion herein proving inaccurate, shall be against the CA Obligors. I am rendering these opinions and this opinion letter in my capacity as _________ of ILFC and not individually.

Very truly yours,

Schedule I
Citibank, N.A., as Administrative Agent, on behalf of the Lenders
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Citibank, N.A., as Collateral Agent, on behalf of the Lenders
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Citigroup Global Markets Inc., as Joint Lead Structuring Agent and Joint Lead Placement Agent
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Credit Suisse Securities (USA) LLC, as Joint Lead Structuring Agent and Joint Lead Placement Agent
Eleven Madison Avenue, 5th Floor
New York, NY 10010
BNP Paribas, as Joint Placement Agent
Aviation Finance Group
520 Madison Avenue, 3rd Floor
New York, NY 10022
Attention: Robert Papas/Stephanie Klein
Facsimile No. (212) 841-2748
The Lenders from time to time party to that certain Credit Agreement, dated as of the date hereof, by and among Temescal Aircraft Inc., International Lease Finance Corporation, Park Topanga Aircraft Inc., Charmlee Aircraft Inc., Ballysky Aircraft Ireland Limited, and the other parties described therein

Schedule II
Applicable Contracts
          1. Indenture, dated as of November 1, 1991, between the Company and U.S. Bank National Association (successor to Continental Bank, National Association), as Trustee, as supplemented as of November 1, 2000, February 28, 2001, September 26, 2001, November 6, 2002, December 27, 2002, June 2, 2003, October 8, 2004, October 5, 2005, October 5, 2006 and October 9, 2007.
          2. Indenture, dated as of November 1, 2000, between the Company and The Bank of New York, as Trustee, as supplemented as of August 16, 2002.
          3. Junior Subordinated Indenture, dated as of December 21, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee.
          4. Indenture, dated as of August 1, 2006, between the Company and Deutsche Bank Trust Company Americas, as Trustee, as supplemented by the First Supplemental Indenture dated as of August 20, 2010, and the Second Supplemental Indenture, dated as of December 7, 2010.
          5. Indenture, dated as of March 22, 2010, among the Company, Wilmington Trust FSB, as Trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authentication agent.
          6. Indenture, dated as of August 11, 2010, among the Company and The Bank of New York Mellon Trust Company, as Trustee.
          7. Agency Agreement (Amended and Restated), dated as of September 15, 2006, supplemented by the Supplemental Agency Agreement dated September 7, 2007, the Supplemental Agency Agreement dated September 5, 2008, and the Supplemental Agency Agreement dated September 4, 2009, among the Company, Citibank, N.A., as Agent, and Dexia Banque Internationale a Luxembourg Societe Anonyme.
          8. Aircraft Facility Agreement, dated as of January 19, 1999, among the Company, Sierra Leasing Limited, Aircraft SPC-9, Inc., Bank of Scotland PLC (as successor to Halifax PLC) as Agent and as Security Trustee, and the banks and financial institutions named therein, as amended as of April 22, 1999 and April 2000.
          9. Aircraft Facility Agreement, dated as of May 18, 2004, among the Company, The Governor and Company of The Bank of Scotland, London Branch, The Governor and Company of the Bank of Scotland, Frankfurt Branch, The Governor and Company of the Bank of Scotland, Paris Branch, Whitney Leasing Limited, Aircraft SPC-12, Inc. and the financial institutions named therein providing up to $4,643,660,000 for the financing of aircraft, as amended as of April 20, 2005, May 30, 2006, May 30, 2007, May 29, 2008 and May 11, 2009.
          10. Deed of Cross-Collateralization, dated as of February 27, 2010, among the Bank of Scotland PLC in various capacities as described therein, the financial institutions listed therein, Whitney Leasing Limited, Aircraft SPC-12, Inc., Sierra Leasing Limited, Aircraft SPC-9, Inc., and the Company in various capacities as described therein.

          11. Side Letter Agreement, dated as of February 27, 2010, among the Company, Whitney Leasing Limited, Aircraft SPC-12, Inc., Bank of Scotland PLC, Bank of Scotland PLC, Paris Branch, and Bank of Scotland PLC, Frankfurt Branch.
          12. $2,500,000,000 Five-Year Revolving Credit Agreement, dated as of October 13, 2006, among the Company, CitiCorp USA, Inc., as Agent, and the other financial institutions listed therein, as amended on April 16, 2010 and December 17, 2010.
          13. Term Loan 1 Credit Agreement, dated as of March 17, 2010, among the Company, ILFC Ireland Limited, and ILFC (Bermuda) III, Ltd., as initial intermediate lessees, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent, and Goldman Sachs Lending Partners LLC, as syndication agent.
          14. Term Loan 1 Aircraft Mortgage and Security Agreement, dated as of March 17, 2010, among the Company, ILFC Ireland Limited, ILFC (Bermuda) III, Ltd., additional grantors from time to time party thereto and Bank of America, N.A., as collateral agent.
          15. Term Loan 2 Credit Agreement, dated as of March 17, 2010, among Delos Aircraft Inc., as Borrower, the Company, certain other subsidiaries as guarantors party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and collateral agent, and Goldman Sachs Lending Partners LLC, as syndication agent.
          16. Term Loan 2 Security Agreement, dated as of March 17, 2010, among Hyperion Aircraft Inc., Delos Aircraft Inc., Artemis (Delos) Limited, Apollo Aircraft Inc., the additional grantors from time to time party thereto and Bank of America, N.A., as collateral agent.
          17. Security and Guarantee Agreement, dated as of April 16, 2010, among Citicorp USA, Inc., as collateral agent, and Flying Fortress Inc., Flying Fortress US Leasing Inc., Flying Fortress Ireland Leasing Limited and the additional guarantors named therein, as the guarantors.
          18. Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11, 2010, among the Company, ILFC Ireland Limited, ILFC (Bermuda) III, Ltd., the additional grantors referred to therein, and Wells Fargo Bank Northwest, National Association.
          19. $2,000,000,000 Three-Year Revolving Credit Agreement, dated as of January 31, 2011, among the Company, Citibank N.A., as Administrative Agent, and the other financial institutions listed therein.

EXHIBIT D-1C
FORM OF OPINION OF A&L GOODBODY
[SEE ATTACHED]
Term Loan Credit Agreement

D-1C-1

A&L Goodbody Solicitors International Financial Services Centre North Wall Quay Dublin 1
Tel: +353 1 649 2000   Fax: +353 1 649 2649 email: info@algoodbody.com  website: www.algoodbody.com  dx: 29 Dublin
our ref | CD 01373175                                         your ref |                                         date | 30 March 2011
CLOSING OPINION
The addressees outlined in the Schedule hereto (the Addressees)
Dear Sirs,
We have acted on behalf of International Lease Finance Corporation (ILFC) which has requested us to give you this opinion in connection with a credit agreement dated as of March 30 2011 (the Credit Agreement) between Temescal Aircraft Inc. as borrower (the Borrower), ILFC, Park Topanga Aircraft Inc., Charmlee Aircraft Inc and Ballysky Aircraft Ireland Limited (the Company) as obligors, the lenders identified therein as lenders, Citibank, N.A. (the Collateral Agent) as administrative agent and collateral agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents and BNP Paribas as joint placement agent (the Transaction).
1.	We have examined copies of
1.1.	the Credit Agreement;

1.2.	the Security Agreement dated as of March 30 2011 among the Borrower, Park Topanga Aircraft Inc. Charmlee Aircraft Inc., the Company and the additional grantors referred to therein as grantors and the Collateral Agent as collateral agent (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the Security Agreement);

1.3.	the Intercreditor Agreement dated as of March 30 2011 among the Borrower, ILFC, Park Topanga Aircraft Inc., Charmlee Aircraft Inc., the Company and the Collateral Agent (the Intercreditor Agreement and, together with the Credit Agreement and the Security Agreement, the New York Law Agreements); and

1.4.	the Share Charge dated as of March 30 2011 between the Borrower as chargor and the Collateral Agent as chargee in respect of shares in the Company (the Share Charge and, together with the New York Law Agreement, the Agreements);

1.5.	a corporate certificate of the Company dated 30 March 2011 (the Certificate) attaching:
1.5.1.	copies of the certificate of incorporation and memorandum and articles of association of the Company;

1.5.2.	list of directors and secretary of the Company;

1.5.3.	a copy of the resolutions passed at the meeting of the board of directors of the Company dated 28 March 2011;

Dublin	Belfast	London	Boston	New York
S.C. Hamilton	C.E. Gill	V.J. Power	P.V. Maher	E. MacNeill	N. O’Sullivan	S.O’Croinin	J.B. Somerville	C. Widger	J. Cahir	A. J. Johnston
R.B. Buckley	E.M. Fitzgerald	L.A. Kennedy	S. O’Riordan	K.P. Allen	M.J. Ward	J.W. Yarr	M.F. Barr	M. Dale	M. Traynor	M. Rasdale
P.M. Law	B.M. Cotter	S.M. Doggett	M.P.McKenna	E.A. Roberts	A.C. Burke	D.R. Baxter	M.L. Stack	N. Coyne	P.M. Murray
P.J. Carroll	J.G. Grennan	B.McDermott	K.A. Feeney	C. Rogers	J. Given	A.McCarthy	B.Walsh	C. McCourt	N. Ryan
J.H. Hickson	J.Coman	C. Duffy	M.Sherlock	G. O’Toole	D. Widger	J.F. Whelan	A.M.Curran	R.M. Moore	K. Furlong
M.F. O’Gorman	P.D. White	E.M. Brady	E.P. Conlon	J.N. Kelly	C. Christle	D.R. Conlon	A. Roberts	D. Main	P.T. Fahy
Consultants: J.R. Osborne S.W Haughey T.V. O’Connor Professor J.C.W. Wylie A.F. Browne M.A. Greene A.V. Fanagan J.A. O’Farrell I.B.Moore
1.5.4.	a copy of the power of attorney of the Company dated 28 March 2011; and

1

1.5.5.	a copy of the specimen signatures;
and such other documents as we have considered necessary or desirable to examine in order that we may give this opinion.

Terms defined in the Credit Agreement have the same meaning in this opinion letter.
2.	For the purpose of giving this opinion we have assumed:
2.1.	the authenticity of all documents submitted to us as originals and the completeness and conformity to the originals of all copies of documents of any kind furnished to us;

2.2.	that the copies produced to us of minutes of meetings and/or of resolutions are true copies and correctly record the proceedings of such meetings and/or the subject-matter which they purport to record and that any meetings referred to in such copies were duly convened and held and that all resolutions set out in such minutes were duly passed and are in full force and effect;

2.3.	the genuineness of the signatures and seals on all original and copy documents which we have examined;

2.4.	that the memorandum and articles of association of the Company attached to the Certificate are correct and up to date;

2.5.	the accuracy and completeness as to factual matters of the representations, warranties and certificates of the Company contained in the Certificate and the accuracy of all certificates provided to us by the Company;

2.6.	that there are no agreements or arrangements in existence which in any way amend or vary the terms of the Transaction as disclosed by the Share Charge;

2.7.	without having made any investigation that the terms of the New York Law Agreements are lawful and fully enforceable under the laws of the State of New York and any other applicable laws other than the laws of Ireland and that the Security Agreement creates valid and enforceable security interests in accordance with its terms under the laws of the State of New York;

2.8.	without having made any investigation, that the Borrower is the legal and beneficial owner free from encumbrances of all right, title and interest in and to the Charged Property (as defined in the Share Charge) and that it has delivered, or will deliver, to the Collateral Agent each of the documents listed in Clause 3.2 of the Share Charge;

2.9.	the accuracy and completeness of all information appearing on public records; and

2.10.	that the Company has entered into the Transaction in good faith, for its legitimate business purposes, for good consideration, and that it derives commercial benefit from the Transaction commensurate with the risks undertaken by it in the Transactions.
3.	We express no opinion as to any matters falling to be determined other than under the laws of Ireland and, without reference to provisions of other laws imported by Irish private international law, in Ireland as of the date of this letter. Subject to that qualification and to the other qualifications set out herein, we are of the opinion that:

2

3.1.	the Company is a company duly incorporated under the laws of Ireland and is a separate legal entity, subject to suit in its own name. Based only on searches carried out in the Irish Companies Registration Office and the Central Office of the High Court on the date hereof, the Company is validly existing under the laws of Ireland and no steps have been taken or are being taken to appoint a receiver, examiner or liquidator over it or to wind it up;

3.2.	the Company has the necessary power and authority, and all necessary corporate and other action has been taken, to enable it to execute, deliver and perform the obligations undertaken by it under the Agreements to which it is a party, and the implementation by the Company of the foregoing will not cause:
3.2.1.	any limit on it or on its directors (whether imposed by the documents constituting the Company or by statute or regulation) to be exceeded; or

3.2.2.	any law or order to be contravened;
3.3.	each of the Agreements to which it is a party has been duly executed on behalf of the Company;

3.4.	the obligations on the part of the Borrower under the Share Charge are valid and legally binding on and are in a form capable of enforcement against the Borrower under the laws of Ireland in the courts of Ireland, in accordance with their terms;

3.5.	no authorisations, approvals, licences, exemptions or consents of governmental or regulatory authorities with respect to the Agreements are required to be obtained in Ireland;

3.6.	under the laws of Ireland in force at the date hereof, the claims of the Collateral Agent against the Company under the Agreements will rank at least pari passu with the claims of all other unsecured creditors, except claims which rank at law as preferential claims in a winding up, examinership or receivership;

3.7.	it is not necessary or advisable under the laws of Ireland in order to ensure the legality, validity, enforceability or priority of the obligations or rights of any party to the Agreements, or the perfection or priority of any security interest created under the Agreements, that the Agreements be filed, registered, recorded, or notarised in any public office or elsewhere or that any other instrument relating thereto be signed, delivered, filed, registered or recorded other than the requirement to file particulars of the charges created pursuant to the Security Agreement and the Share Charge with the Irish Registrar of Companies within 21 days of their execution (in this regard, we have been instructed to, and will, make the requisite filings);

3.8.	the Company is not entitled to claim any immunity from suit, execution, attachment or other legal process in Ireland;

3.9.	in any proceedings taken in Ireland for the enforcement of the New York Law Agreements, the choice of the law of the State of New York as the governing law of the contractual rights and obligations of the parties under the New York Law Agreements would be upheld by the Irish Courts in accordance with and subject to the provisions of the Rome I Regulation EC No 593/2008 on the Law Applicable to

3

Contractual Obligations;

3.10.	in any proceedings taken in Ireland for the enforcement of a judgment obtained against the Company in the courts of New York (a Foreign Judgment) the Foreign Judgment should be recognised and enforced by the courts of Ireland save that to enforce such a Foreign Judgment in Ireland it would be necessary to obtain an order of the Irish courts. Such order should be granted on proper proof of the Foreign Judgment without any re-trial or examination of the merits of the case subject to the following qualifications:
3.10.1.	that the foreign court had jurisdiction, according to the laws of Ireland;

3.10.2.	that the Foreign Judgment was not obtained by fraud;

3.10.3.	that the Foreign Judgment is not contrary to public policy or natural justice as understood in Irish law;

3.10.4.	that the Foreign Judgment is final and conclusive;

3.10.5.	that the Foreign Judgment is for a definite sum of money; and

3.10.6.	that the procedural rules of the court giving the Foreign Judgment have been observed.
Any such order of the Irish courts may be expressed in a currency other than euro in respect of the amount due and payable by the Company but such order may be issued out of the Central Office of the Irish High Court expressed in euro by reference to the official rate of exchange prevailing on the date of issue of such order. However, in the event of a winding up of the Company, amounts claimed by or against the Company in a currency other than the euro (the Foreign Currency) would, to the extent properly payable in the winding up, be paid if not in the Foreign Currency in the euro equivalent of the amount due in the Foreign Currency converted at the rate of exchange pertaining on the date of the commencement of such winding up;
3.11.	it is not necessary under the laws of Ireland (a) in order to enable the Collateral Agent to enforce its rights under the Agreements or (b) by reason of the execution of the Agreements, that the Collateral Agent should be licensed, qualified or otherwise entitled to carry on business in Ireland;

3.12.	the Agreements will not be liable to any ad valorem tax or duty, registration tax, stamp duty or any similar tax or duty imposed by a competent authority of or within Ireland;

3.13.	by reason only of the execution, delivery and performance of the Agreements by the Collateral Agent, it shall not be deemed to be resident, domiciled or carrying on a trade or business in Ireland;

3.14.	there is no applicable usury or interest limitation law in Ireland which would restrict the recovery of payments in accordance with the Agreements; and

3.15.	the Irish Courts will generally recognise the security interests created by the

4

Company pursuant to the Security Agreement in accordance with its terms, provided that such interests or their enforcement are not illegal or contrary to public policy as a matter of Irish law, that all Irish law formalities with regard to security interests and their enforcement have been complied with and that the party creating the security has absolute title, free from encumbrances and other third party rights, to such assets.
4.	The opinions set forth in this opinion letter are given subject to the following qualifications
4.1.	an order of specific performance or any other equitable remedy is a discretionary remedy and is not available when damages are considered to be an adequate remedy;

4.2.	this opinion is given subject to general provisions of Irish law relating to insolvency, bankruptcy, liquidation, reorganisation, receivership, moratoria, court scheme of arrangement, administration and examination, and the fraudulent preference of creditors and other Irish law generally affecting the rights of creditors;

4.3.	this opinion is subject to the general laws relating to the limitation of actions in Ireland;

4.4.	a determination, description, calculation, opinion or certificate of any person as to any matter provided for in the Share Charge might be held by the Irish courts not to be final, conclusive or binding if it could be shown to have an unreasonable, incorrect, or arbitrary basis or not to have been made in good faith;

4.5.	additional interest imposed by any clause of the Share Charge might be held to constitute a penalty and the provisions of that clause imposing additional interest would thus be held to be void. The fact that such provisions are held to be void would not in itself prejudice the legality and enforceability of any other provisions of the Share Charge but could restrict the amount recoverable by way of interest under the Share Charge;

4.6.	claims may be or become subject to defences of set-off or counter-claim;

4.7.	an Irish court has power to stay an action where it is shown that there is some other forum having competent jurisdiction which is more appropriate for the trial of the action, in which the case can be tried more suitably for the interests of all the parties and the ends of justice, and where staying the action is not inconsistent with Council Regulation 2001/44/EC on Jurisdiction and the Enforcement of Judgments;

4.8.	there is some possibility that depending on the actual course of dealing between the parties to the Share Charge, the fixed charges contained in the Share Charge may not be construed as fixed charges but as floating charges and so become subject to prior claims of certain statutory preferential creditors;

4.9.	the enforceability of severance clauses is at the discretion of the court and may not be enforceable in all circumstances;

4.10.	a waiver of all defences to any proceedings may not be enforceable;

4.11.	provisions in the Share Charge providing for indemnification resulting from loss suffered on conversion of the amount of a claim made in a foreign currency into euro in a liquidation may not be enforceable;

5

4.12.	we express no opinion as to the priority of any of the security created by the Share Charge or whether the property or assets comprised in such security is owned by relevant chargor thereunder, or whether such property or assets is or are now or may become subject to any equities or subject to any rights or interests of any other person ranking in priority to or free of such security or whether they could be transferred to any other person free of any such security;

4.13.	in the event of the Borrower seeking to dispose of the shares which are the subject of the security created pursuant to the Share Charge, an application for a clearance from the Competition Authority pursuant to the Competition Acts 2002 and 2006 may have to be made;

4.14.	we express no opinion on any taxation matters other than as expressly set out in paragraph 3.12 or on the contractual terms of the relevant documents other than by reference to the legal character thereof.
This opinion is addressed only to the Addressees and may be relied upon only by each such Addressee for its sole benefit in connection with the Transaction and may not be relied on by any assignees of any such persons or any other person.
Yours faithfully,

6

SCHEDULE
The Addressees
Citibank, N.A., as administrative agent
on behalf of the Lenders at the date hereof
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Citibank, N.A., as collateral agent
on behalf of the Lenders at the date hereof
388 Greenwich Street, 14th Floor
New York, NY 10013
Citigroup Global Markets Inc., as joint lead agent
390 Greenwich Street, 1st Floor
New York, NY 10013
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 5th Floor
New York, NY 10010
BNP Paribas
Aviation Finance Group
520 Madison Avenue
3rd Floor
New York, NY 10022
Attn: Robert Papas/Stephanie Klein
Each Lender party to the Credit Agreement on the date hereof

7

EXHIBIT E-1A
FORM OF OPINION OF WHITE & CASE LLP,
COUNSEL TO THE RELEVANT ADVANCE PARTIES
[SEE ATTACHED]
Term Loan Credit Agreement

E-1A-1

[
To the Addressees Listed on Schedule 1
                    , 2011
Re:	One [ ] Aircraft bearing manufacturer’s serial number [ ] and [Two] [ ] Engines bearing manufacturer’s serial numbers [ ] and [ ], respectively (the “Aircraft”)
Ladies and Gentlemen:
We have acted as New York counsel to International Lease Finance Corporation (the “Company”) and the other Obligors as defined below in connection with the Term Loan Credit Agreement (the “Credit Agreement”) dated as of                     , 2011 among Temescal Aircraft Inc., a California corporation, as Borrower (the “Borrower”), the Company, Park Topanga Aircraft Inc., a California corporation (the “Parent Holdco”), Charmlee Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), the Lenders party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent (the “Collateral Agent”), Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Joint Lead Structuring Agents and Joint Lead Placement Agents, and BNP Paribas, as the Joint Placement Agent.
Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement. This opinion is delivered pursuant to Section 4.02(d) of the Credit Agreement in connection with the Advance in respect of the Aircraft.
In rendering the opinions expressed below, we have examined executed copies of the following documents:
[(a) Grantor Supplement dated ____________, 20[_] between ____________ (“Aircraft Owner”) and the Collateral Agent [list each additional Grantor Supplement in a separate paragraphs] ([the grantor supplements listed in paragraphs [________],] the “Grantor Supplement[s]”);]

[(b) Collateral Supplement dated                     , 20[_] between                      and the Collateral Agent [list each additional Collateral Supplement in a separate paragraph] ([the collateral supplements listed in paragraphs [__],] the “Collateral Supplement[s]”);]
[(c) Obligor Assumption Agreement dated as of                     , 20[_] between                      and the Administrative Agent [list each additional Obligor Assumption Agreement in an additional paragraph] ([the obligor assumption agreements listed in paragraphs [___],] the “Obligor Assumption Agreement”);]
(d) the Credit Agreement; and
(e) the Aircraft Mortgage and Security Agreement dated as of                     , 2011, among the Parent Holdco, the Borrower, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, the additional grantors party thereto, including the Subject Obligors (as hereafter defined), and the Collateral Agent as amended and supplemented by the Grantor Supplement[s], the Collateral Supplements[s] and the grantor supplements and collateral supplements referred to in our opinion letters delivered pursuant to Section 4.02(d) of the Credit Agreement on or before the date of this opinion (the “Security Agreement”).
[[[Each of]                     ] is referred to herein as a “CA Subject Obligor”.] [[[Each of]                    ] is referred to herein as an “Irish Subject Obligor”.] [[[Each of]                     ] is referred to herein as a “Trust Subject Obligor”.] Each of the [CA Subject Obligors, the Irish Subject Obligors and the Trust Subject Obligors] is referred to herein as a “Subject Obligor”. Each of the Company, the Parent Holdco, the Borrower, the CA Subsidiary Holdco and the Irish Subsidiary Holdco and the Subject Obligors is referred to herein as an “Obligor”. Each of the Company, the Parent Holdco, the Borrower, the CA Subsidiary Holdco and each of the CA Subject Obligors is referred to herein as a “CA Obligor”. Each of the Grantor Supplement[s], the Collateral Supplement[s] and the Obligor Assumption Agreement is referred to herein as an “Opinion Document”, and the Opinion Documents, the Credit Agreement and the Security Agreement are referred to herein as “Transaction Documents”. The Collateral described in the Grantor Supplements and the Collateral Supplement[s] is the “Collateral” as such term is used herein.
We have also examined and relied upon such records and statements and certificates of public officials and representatives and officers of the Obligors and other persons as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon the foregoing and the representations and warranties made in or pursuant to the Transaction Documents. We have not reviewed the dockets or other records of any court, arbitrator or governmental or regulatory body or agency or conducted any other investigation or inquiry or otherwise established or verified any factual matter.
In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies.
We have assumed that (i) the information contained in the priority search certificates (collectively, the “Priority Search Certificates”) identifying the Airframe and Engines as listed in, and attached as, Exhibit I to this opinion letter is accurate in all respects, (ii) the information in the International Registry has not been altered since the date of such Priority Search Certificates, (iii) each Priority Search Certificate contains all registered information and data on the International Registry in connection with the aircraft object to which it relates and (iv) the term “Obligations” (as used in the definition of “Secured Obligations” (as defined in the Security Agreement)) is able to be determined such that the Secured Obligations are able to be determined, but without the need to state a sum or maximum sum secured.
Except as expressly opined on by us below, we have assumed, without investigation: (i) the due organization, valid existence and, to the extent applicable, good standing of each party to the Transaction Documents; (ii) that each party to the Transaction Documents has requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; (iii) that each Transaction Document has been duly authorized, executed and delivered by each party thereto; (iv) that each Transaction Document constitutes a valid, binding and enforceable obligation of each party thereto; (v) that the execution, delivery and performance by each party of the Transaction Documents to which it is a party do not contravene such party’s constitutional documents, violate any law, rule or regulation applicable to such party or result in any conflict with or breach of any agreement or instrument to which such party is a party or by which such party is bound; (vi) that each party to the Transaction Documents has obtained or made all consents, approvals, authorizations, filings, registrations, qualifications or recordations with each Governmental Authority required in connection with the execution, delivery and performance of the Transaction Documents; (vii) [for purposes of the Uniform Commercial Code of the State of New York (the “NYUCC”), Irish Subsidiary Holdco [and each Irish Subject Obligor] is deemed located in Washington, D.C.;]1 (viii) all applicable filings, registrations, recordations or other actions necessary to perfect as to ownership or security interest (except as set forth herein) including under the Cape Town Convention have been made; and (ix) the

[1]	Include if Irish Subsidiary Holdco executes a Collateral Supplement or if there is an Irish Subject Obligor.

accuracy and completeness as of the date hereof of the certificates and other information and statements delivered or made to us by representatives and officers of each Obligor.
We have made no investigation or review of any matters relating to the Obligors or any other person or entity other than as expressly described herein. Further, we have made no special investigation of the business operations of the Obligors or any other person or entity for the purpose of identifying laws or regulations to which the Obligors or any other person or entity are subject. With reference particularly to our opinion in paragraph 3 below, we note that our representation of the Obligors is limited to this and similar transactions and that we are not generally familiar with their respective affairs or operations.
We have also assumed that:
          (i) any conditions to the effectiveness of the Transaction Documents have been satisfied or waived;
          (ii) the Collateral subject to the Lien of the Security Agreement exists, each applicable Obligor has rights in the applicable Collateral and has the power to transfer its respective rights in the applicable Collateral, and the Aircraft Owner has the “power to dispose” of the Airframe and applicable Engines under the Security Agreement within the meaning of the Cape Town Convention;
          (iii) the descriptions of the Collateral contained in, or attached as schedules to, the Grantor Supplement[s] and the Collateral Supplement[s] sufficiently describe the Collateral intended to be covered thereby;
          (iv) for purposes of the Cape Town Convention, the Aircraft Owner is “situated” in the United States as such term is used in Articles 3 and 4 of the Cape Town Convention;
          (v) [the [Aircraft Lease Agreement dated [                    ] between the Company and [                    ] (“Lessee”) as novated and amended by the Novation and Amendment Agreement dated [                    ] among the Company, Aircraft Owner and Lessee (the “Lease”) is effective to provide for an International Interest;]2
          (vi) the loans and the transactions contemplated by the Opinion Documents meet the minimum amount required under Sections 5-501 and 5-1401 of the New York General Obligations Law; and
          (vii) since the original execution and delivery thereof, no Transaction Document has been amended, restated, modified, supplemented or terminated and no rights pursuant thereto have been released, waived, or modified either expressly or by any action or inaction of the parties thereto, except (x) in the case of the Security Agreement, as set forth in

[2]	Include if there is a registration on the International Registry in respect of the Lease.

paragraph (e) above, and (y) in the case of the Credit Agreement as set forth in [____________ and in] obligor assumption agreements referred to in our opinion letters delivered on or before the date hereof pursuant to Section 4.02(d) of the Credit Agreement, and each Transaction Document continues to be in full force and effect.
Based upon the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:
     1. Each Opinion Document to which an Obligor is a party is a valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms.
     2. The execution and delivery by each Obligor of each Opinion Document to which it is a party do not, and the performance by such Obligor of its obligations thereunder will not, cause such Obligor to violate any Generally Applicable Law (as defined below).
     3. No consent, approval or authorization of, and no filing, registration, qualification or recordation with, United States federal or State of New York governmental authorities pursuant to any Generally Applicable Law is required in connection with the execution, delivery and performance by any Obligor of the Opinion Documents to which it is a party, other than (a) those that are specified in the Transaction Documents, (b) filings necessary to create, record, perfect or maintain the security interests created by the Opinion Documents, (c) those that have been duly obtained, taken or made and (d) in the case of Collateral constituting securities, as may be required in connection with any disposition of such Collateral.
     4. The Security Agreement is effective to create in favor of the Collateral Agent as security for the Secured Obligations a security interest in the Collateral in which a security interest therein may be created under Article 9 of the NYUCC (the “Article 9 Collateral”).
     5. Each Uniform Commercial Code financing statement a copy of which is attached as Schedule 2 hereto (“Financing Statement”) to be filed in the appropriate filing office in [California] is in appropriate form for filing in such office.3 4
     6. Upon the due filing of the Financing Statement[s] with the appropriate filing office in the [State of California/District of Columbia/the State of New York], together with the payment of the applicable filing fees, the Collateral Agent will have a perfected security interest in that portion of the Article 9 Collateral described therein in which a security interest is perfected by filing a financing statement under Article 9 of the [CALUCC/DCUCC/NYUCC].
     7. To the extent that the creation of security interests in the Collateral is governed by the NYUCC, perfection of such security interests in such Collateral consisting of general intangibles, tangible chattel paper, accounts, equipment and other goods not covered by a

[3]	Opinions as to the perfection of security interests in Collateral granted by Trust Subject Obligors will be provided by counsel to the Trustee, not W&C .

[4]	Repeat as needed for DC or New York filings.

certificate of title in which a security interest can be perfected under the NYUCC is governed, under Section 9-301 of the NYUCC, by the local laws of the jurisdiction where the applicable grantor is located, except that perfection of a possessory security interest in such Collateral is governed, under Section 9-301 of the NYUCC, by the local laws of the jurisdiction of the location of such Collateral.
     8. To the extent that the Pledged Equity listed in the Collateral Supplement[s] [and the Grantor Supplement[s]] (the “Subject Pledged Equity”) constitutes Article 9 Collateral and consists of “certificated securities” (as defined in Section 8-102(a) of the NYUCC) and the Pledged Debt listed in the Collateral Supplement[s] [and the Grantor Supplement[s] (the “Subject Pledged Debt”) constitutes Article 9 Collateral and consists of “instruments” (as defined in Section 9-102(a) of the NYUCC), the security interest of the Collateral Agent in the Subject Pledged Equity and the Subject Pledged Debt will be a perfected security interest under Section 9-313(a) of the NYUCC (i) in such Subject Pledged Equity, upon delivery (within the meaning of Section 8-301 of the NYUCC) in the State of New York to the Collateral Agent of the certificates representing such Subject Pledged Equity and (ii) in such Subject Pledged Debt, upon the Collateral Agent taking possession in the State of New York of such instruments representing such Subject Pledged Debt, and such security interest will in each case remain perfected for so long as such certificates and instruments, as the case may be, are held by the Collateral Agent in the State of New York.
     9. [The Security Agreement is effective to constitute, under the Cape Town Convention, an International Interest with respect to the Airframe and Engines identified in the Priority Search Certificates.
     10. [The Security Agreement is effective as an “assignment” (as defined in the Cape Town Convention) of International Interest provided for by the Lease.]5
     11. Upon the registration of [(i) the “assignment” of the International Interest provided for by the Lease, and (ii)]6 the International Interest in the Airframe and each of Engines created by the Security Agreement, in each case, becoming searchable on the International Registry, no further registration is required under the Cape Town Convention in order to maintain the effectiveness of such interests of Security Trustee.]7
     12. [The Security Agreement constitutes a Security Agreement, as defined in the Cape Town Convention]8

[5]	Include if there is a registration in the International Registry in respect of the Lease,

[6]	Include if there is a registration in the International Registry in respect of the Lease.

[7]	Include Opinions 9, 10 and 11 only if Aircraft Owner is organized under the laws of the United States or a state thereof.

[8]	Include this opinion only if the Aircraft Owners organized under the laws of Ireland or elsewhere outside the United States.

As used herein, “Generally Applicable Law” means any New York or federal law otherwise included within the scope of this opinion that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being currently applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, excluding any law that is applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, solely because of the specific assets or business of any party to any of the Transaction Documents or any of its affiliates. In particular, but without limitation, we express no opinion upon the application or effect of (1) securities laws or regulations, including Regulations T, U and X of the Board of Governors of the Federal Reserve System; (2) antitrust or unfair competition laws or regulations, including the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended; (3) banking, insurance or tax laws or regulations; (4) public utility laws or regulations; (5) environmental, health and safety, or labor laws or regulations; (6) patent, copyright, trademark or other intellectual property laws or regulations; (7) pension or employee benefit laws or regulations, including the Employee Retirement Security Income Security Act of 1974, as amended, and regulations issued thereunder; (8) laws, regulations or policies relating to national or local emergencies; (9) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level); (10) the Foreign Corrupt Practices Act, the Exon-Florio Amendment to the Defense Production Act of 1952, the USA PATRIOT Act (Title III of Public L. 107-56) or other anti-money laundering laws and regulations, the Trading with the Enemy Act or regulations issued thereunder, including the Foreign Assets Control Regulations, the International Emergency Economic Powers Act or the Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010; (11) any United States Executive Orders, including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or support Terrorism; (12) except as expressly covered by paragraphs 7 and 8 Title 49, United States Code, “Transportation” or any laws or treaties relating to aircraft or airlines; (13) the Dodd-Frank Wall Street Reform and Consumer Protection Act; and (14) any other laws to the extent not customarily applicable to transactions of the type contemplated by the Transaction Documents or (15) judicial decisions to the extent that they deal with any of the foregoing.
Our opinions set forth above are subject to the following qualifications and limitations:
     (a) Our opinion set forth in paragraph 1 above is subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law, and including, without limitation, principles relating to materiality, good faith and fair dealing, reasonableness, unconscionability and availability of equitable remedies).
     (b) We express no opinion on the effect of the Cape Town Convention or the Convention on the International Recognition of Rights in Aircraft signed at Geneva on June 19, 1948 except as expressly provided in paragraphs 9[, 10 and 11]9 above. We have reviewed and considered such research materials as are available with respect thereto, but call to your attention the absence of any applicable case law concerning the Cape Town Convention.
     (c) We express no opinion as to any provision of a Transaction Document that provides the terms thereof may not be waived or modified except in writing, which may be limited under certain circumstances.
     (d) We express no opinion as to any provision in a Transaction Document asserting that the partial invalidity of one or more provisions thereof shall not invalidate the remaining provisions thereof.
     (e) We express no opinion with respect to any indemnification or reimbursement obligation or limitation on liability contained in a Transaction Document, insofar as such provision provides exculpation or exemption from, or requires indemnification or reimbursement of a party for, its own action or inaction, where such action or inaction involves such party’s gross negligence, recklessness or willful or unlawful misconduct or to the extent any such provision is contrary to public policy or violative of or rendered unenforceable by applicable law.
     (f) Certain of the remedial or procedural provisions of a Transaction Document may be further limited or rendered unenforceable by applicable law, but, subject to the other qualifications set forth herein and except for the economic consequences of any delay that might arise from such limitation on enforceability, in our opinion such law does not make the remedies afforded by such Opinion Document inadequate for the practical realization of the principal benefits intended to be provided thereby.
     (g) We express no opinion as to (i) the subject matter jurisdiction of any United States federal court, or (ii) whether a United States federal court will give effect to (x) the waiver of any objection to the laying of venue and of any claim of forum non conveniens or (y) the forum selection provisions contained in any Opinion Document, and we note that the designation in the Transaction Documents of the United States federal courts sitting in the County of New York as the venue for actions or proceedings under the Transaction Documents is subject to the power of such courts to transfer such actions and proceedings pursuant to 28 U.S.C. §1404(a) or to dismiss such actions and proceedings on the ground that such federal court is an inconvenient forum for such actions or proceedings.

[9]	Include only if Aircraft Owner is organized under the laws of the United States or a state thereof.

     (h) We express no opinion as to title to any property or whether a United States federal court or state court outside of the State of New York would give effect to the choice of New York law provided for in a Transaction Document. Our opinion as to the legality, validity, binding effect and enforceability of the governing law provisions of each Transaction Document is based solely on Section 5-1401 of the New York General Obligations Law. Our opinion as to the legality, validity, binding effect and enforceability of the provisions of each Transaction Document in respect of the submission to the jurisdiction of the courts of the State of New York is based solely on Section 5-1402 of the New York General Obligations Law. The choice of New York law does not apply to the extent provided to the contrary in subsection two of Section 1-105 of the NYUCC and the application of New York law, pursuant to the New York General Obligations Law, to a transaction that has no contact or only insignificant contact with New York State may raise constitutional issues.
     (i) We express no opinion (i), except as expressly set forth herein, as to the creation, perfection or priority of any lien, pledge or security interest or (ii) as to any security interest purported to be granted in any “as-extracted collateral”, “commercial tort claim”, “cooperative interest”, “electronic chattel paper”, “fixtures”, or “letter-of-credit right”, each as defined in Section 9-102(a) of the NYUCC, or intellectual property.
     (j) We express no opinion as to (i) any provision of any of the Transaction Documents that appoints or purports to appoint attorneys-in-fact or other representatives or confers powers of attorney or grants similar authorizations or powers or that provides that a determination by any party will be conclusive and binding on any other parties, (ii) any provisions of the Transaction Documents providing for forfeitures or the recovery of, or securing, amounts deemed to constitute penalties, or for or in the nature of liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges and prepayment charges, (iii) any provisions that constitute a waiver of illegality or of rights and duties which cannot, as a matter of law, be effectively waived, (iv) any rights of setoff provided in the Transaction Documents, (v) any provision that refers to, incorporates or is based upon the law of any jurisdiction other than the States of California or New York the District of Columbia or the United States. We also express no opinion as to the effect on the obligations of the Subject Obligors under the Opinion Documents of (i) any modification to or amendment of the Opinion Documents that materially increases or modifies the obligations of the Subject Obligors under the Opinion Documents or (ii) any other action by any person that materially prejudices the Subject Obligors under the Opinion Documents, if, in any such instance, such modification, amendment or action occurs without the consent of the Subject Obligors.
     (k) We express no opinion as to any provision of any Transaction Documents that purports to waive or exclude the rights of any person to commence any bankruptcy, reorganization, insolvency or similar proceeding or purports to waive notice of acceleration.
     (l) We express no opinion as to the effect of (i) the compliance or non-compliance of any Obligor, the Collateral Agent or any other person or entity with any state or federal laws or regulations applicable to such party because of its legal or regulatory status or the nature of its business or (ii) the failure of any person or entity to be duly authorized to conduct business in any jurisdiction.
     (m) We also express no opinion as to the applicability to, or effect on, the obligations of any Obligor under any Transaction Document of Section 547 or 548 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (as amended from time to time, the “Bankruptcy Code”) or Article 10 of the New York Debtor and Creditor Law or any other New York or United States federal law relating to preferences or fraudulent transfers and obligations. We note the effect of New York law and court decisions which provide that certain suretyship rights and defenses are available to a party that encumbers its property to secure the obligations of another.
     (n) We call to your attention that a security interest of the Collateral Agent in any Collateral constituting “payment intangibles”, “general intangibles” or “accounts” (as such terms are defined in Article 9 of the NYUCC) may be subject to the rights, claims and defenses of account debtors and the terms of agreements with account debtors. In the case of any Collateral which is itself secured by other property, we express no opinion with respect to the Collateral Agent’s rights in and to such underlying property.
     (o) Our opinion set forth in paragraphs 4 and 6 above is subject to the further qualification that: (i) in the case of proceeds, the Collateral Agent’s security interest is limited as provided in Sections 9-315 and 9-322 of the NYUCC; and (ii) Section 552 of the Bankruptcy Code limits (subject to the exceptions set forth therein) the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.
     (p) In rendering our opinion set forth in paragraph 4 above, we have assumed that value has been given to each Obligor party to the Security Agreement.
     (q) In the case of Collateral in which the security interest of the Collateral Agent has been perfected by the filing of a Financing Statement, Article 9 of the Uniform Commercial Code requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of such filings. We express no opinion as to whether the description of the collateral contained in the Security Documents or any UCC financing statements is sufficient within the meaning of Sections 9-108 and 9-504 of the NYUCC and we assume that the information set forth in each UCC financing statement is correct. We also express no opinion whether or to what extent a financing statement will be effective to perfect a security interest in assets outside of the United States.
     (r) We express no opinion as to any provision of any Transaction Document that provides for waiver of trial by jury or of other rights or defenses that under applicable law (including judicial decisions) or public policy cannot be waived.

     (s) We express no opinion as to the effect of any judicial, administrative or other action giving effect to the actions of foreign courts or other foreign governmental authorities or to foreign laws.
     (t) We express no opinion as (i) to any waivers or variations of rights of a debtor, including a guarantor, or duties of a secured party under Section 1-102(3) of the NYUCC or under provisions referred to in Section 9-602 of the NYUCC and (ii) the effect of any provision of the Transaction Documents that is intended to establish any standard other than a standard set forth in the NYUCC as the measure of performance by any party thereto of such party’s obligations of good faith, due diligence, reasonableness or care or the fulfillment of the duties imposed on any secured party by the NYUCC.
     (u) We express no opinion as to the enforceability of the security interest created under the Transaction Documents in any item of Collateral subject to any restriction on or prohibition against transfer contained in or otherwise applicable to such item of Collateral or any agreement, license, permit, security, instrument or document constituting, evidencing or relating to such item, except to the extent that any such restriction or prohibition is rendered ineffective pursuant to any of Sections 9-406 through 9-409, inclusive, of the NYUCC.
     (v) We express no opinion with respect to any security interest in any Collateral consisting of any securities issued by, or obligations or claims against, any government or governmental agency or instrumentality (including without limitation the United States of America, any state thereof or any political subdivision, agency or instrumentality of any thereof). We call to your attention that your rights as secured parties may be subject to the provisions of the organizational and governing documents of any entity in which any equity interests (or other rights of equity holders or investors) are pledged and the provisions of the applicable laws under which any such entity is organized.
     (w) We call to your attention that under the [NYUCC, CALUCC and DCUCC] (collectively the “UCC”), events occurring subsequent to the creation of a security interest subject to the UCC may affect such security interest, including, without limitation, factors of the type identified in Section 9-316 of the UCC with respect to changes in governing law or the location of the debtor; Sections 9-507 and 9-508 of the UCC with respect to changes in the name and identity of the debtor; Section 9-339 of the UCC with respect to subordination agreements; and Sections 9-320, 9-330 and 9-331 of the UCC with respect to subsequent purchasers of Collateral. In addition, actions taken by a secured party (e.g., releasing or assigning the security interest, delivery of possession of the collateral to the debtor or another person) may affect the security interest.
The opinions expressed herein are limited to the federal laws of the United States and to the laws of the State of New York [and, insofar as may be relevant to our opinions expressed herein in paragraphs 5 and 6, the laws of the CALUCC and the DCUCC.] [The opinion concerning the DCUCC filing of financing statements is rendered in reliance on D.C. Mun. Regs., tit. 9, §513.2 which provides (notwithstanding the provisions of Section 9-501(a) of the DCUCC specifying that the office in which to file a financing statement for all collateral other than as-extracted collateral and timber to be cut is the Office of the Mayor) that “[a] financing statement to perfect a security interest shall be filed with the Recorder of Deeds.”] We do not express any opinion as to the laws of any other jurisdiction.
Furthermore, we express no opinion as to, and assume no responsibility for, the effect of, or to update this opinion for, any fact or circumstance occurring subsequent to the date of this letter, including, without limitation, legislative and other changes in the law or changes in circumstances affecting any party to the Transaction Documents. We assume no responsibility to advise you of any such facts or circumstances of which we become aware, regardless of whether or not they affect the opinions herein. This opinion letter shall be interpreted in accordance with the customary practice of lawyers in New York who regularly give and lawyers who on behalf of their clients regularly advise opinion recipients regarding opinions in transactions of this type.
This opinion is delivered to you solely in connection with the transactions described herein and may not be relied upon by you for any other purpose and may not be used or relied upon by, or published or communicated to, any Person other than the addressees hereof for any purpose whatsoever without our prior written consent in each instance, except that a copy of this opinion may be furnished (but such recipients may not rely on this opinion) without our prior written consent to (i) any of your successors or assigns or prospective successors or assigns, (ii) your legal and other advisors, (iii) any legislative, administrative, regulatory or judicial body if required by applicable law and (iv) any Person pursuant to legal process.
Very truly yours,

Schedule 1
Citibank, N.A., as Administrative Agent and Collateral Agent
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
BNP Paribas
[Add names of each Lender]

Schedule 2
UCC Financing Statements

[Exhibit I]
Priority Search Certificates

EXHIBIT E-1B
FORM OF OPINION OF IN-HOUSE COUNSEL
TO THE RELEVANT ADVANCE PARTIES
[SEE ATTACHED]
Term Loan Credit Agreement

E-1B-1

[ILFC Letterhead]
______________, 2011
To the addressees listed on Schedule I attached hereto
Ladies and Gentlemen:
     This opinion is being delivered to you by the undersigned as __________ of International Lease Finance Corporation, a California corporation (“ILFC”), in connection with that certain Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among Temescal Aircraft Inc., a California corporation (the “Borrower”), ILFC, Park Topanga Aircraft Inc., a California corporation (the “Parent Holdco”), Charmlee Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), the lenders from time to time party to the Credit Agreement (collectively, the “Lenders”), Citibank, N.A. (“Citibank”), as administrative agent (in such capacity, the “Administrative Agent”), Citibank, as collateral agent (in such capacity, the “Collateral Agent”), Citigroup Global Markets Inc. (“Citigroup”) and Credit Suisse Securities (USA) LLC, as joint lead structuring agents and joint lead placement agents (in such capacity, the “Joint Lead Agents”) and BNP Paribas, as Joint Placement Agent (“Joint Placement Agent”).
     This opinion is being furnished pursuant to Section 4.02(d) of the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
     In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:
     (a) the Obligor Assumption Agreement, dated ______________, 201[    ] (the “Obligor Agreement”), executed by ______________ (the “New CA Obligor”) to the Collateral Agent and duly acknowledged and agreed to by the Collateral Agent;
     (b) the Collateral Supplement, dated ______________, 201[    ] (the “Collateral Supplement”), executed by ______________ to the Collateral Agent and duly acknowledged and agreed to by the Collateral Agent;
     (c) [the Grantor Supplement, dated as of ______________, 201[    ] (the “Grantor Supplement”), executed by the New CA Obligor to the Collateral Agent and duly acknowledged and agreed to by the Collateral Agent];

     (d) [the FAA Aircraft Mortgage and Lease Assignment, dated ______________, 201[    ] (the “FAA Mortgage”), executed by the New CA Obligor, the Borrower, the Parent Holdco, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, the additional grantors from time to time party thereto and the Collateral Agent];
     (e) [the Share Charge dated ______________, 201[    ] (the “Share Charge”), between the New CA Obligor, as chargor, and the Collateral Agent, as chargee, in respect of shares in _____________];
     (f) [the Trust Agreement (MSN[_____]) dated ______________, 201[    ] (the “Trust Agreement”), between the New CA Obligor, as beneficiary, and ______________, as owner trustee];
     (g) a true and complete copy of the Articles of Incorporation of each CA Obligor, as certified by the Secretary of each CA Obligor;
     (h) a true and complete copy of the Bylaws of each CA Obligor, as certified by the Secretary of each CA Obligor;
     (i) the resolutions of the Board of Directors of each CA Obligor adopted by unanimous written consent; and
     (j) certificates, from the Secretary of State of the State of California and the Franchise Tax Board of the State of California, as to each CA Obligor’s existence and good standing in the State of California.
     Each of the ILFC, the Parent Holdco, the Borrower, the New CA Obligor and the CA Subsidiary Holdco is referred to herein, individually, as a “CA Obligor”, and collectively, as the “CA Obligors.” The Obligor Agreement and the Collateral Supplement [and], [the Grantor Supplement] [the FAA Mortgage] [the Share Charge] [and the Trust Agreement] are referred to herein, individually, as a “Transaction Document” and, collectively, as the “Transaction Documents”.
     I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the CA Obligors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the CA Obligors and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.
     In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity and completeness of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions expressed herein that I did not independently establish or verify, I have relied upon statements and representations of other officers and other representatives of the CA Obligors and others and of public officials.

     The opinions set forth below are subject to the following further qualifications, further assumptions and limitations:
     (a) the opinion set forth in paragraph 1 below with respect to the due incorporation, valid existence and good standing status of each CA Obligor under the laws of the State of California is based solely upon the certificates issued by the Secretary of State of the State of California and the Franchise Tax Board of the State of California;
     (b) for purposes of the opinions set forth below, (i) “Applicable Laws” means those laws, rules and regulations of the State of California and those federal laws, rules and regulations of the United States of America, in each case that, in my experience, are normally or customarily applicable to transactions of the type contemplated by the Transaction Documents, but without having made any special investigation as to the applicability of any specific law, rule or regulation; (ii) “Applicable Contracts” means those agreements or instruments identified on Schedule II attached hereto; (iii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws where the failure to obtain such consent, approval, license, authorization or validation or to make such filing, recording or registration will result in a Material Adverse Effect, and other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than any of the CA Obligors) in the transactions contemplated by the Transaction Documents or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties or required to be obtained after the date hereof; and (iv) “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of California or the United States of America having jurisdiction over any CA Obligor under Applicable Laws;
     (c) I do not express any opinion as to the validity, binding effect or enforceability of the Transaction Documents; and
     (d) I express no opinion as to: (1) United States federal or state securities, insurance or banking laws or regulations; (2) United States federal or state antitrust or unfair competition laws or regulations; (3) United States federal or state environmental laws or regulations; (4) United States federal or state tax laws or regulations; (5) United States federal or state public utility laws or regulations; (6) pension or employee benefit laws or regulations; (7) United States federal patent, copyright or trademark, state trademark, or other United States federal or state intellectual property laws or regulations; (8) United States federal or state health and safety laws or regulations; (9) United States federal or state labor laws or regulations; (10) United States federal or state laws, regulations or policies relating to national or local emergencies; (11) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the United States federal, state or regional level); (12) United States federal or state laws, rules or regulations relating to zoning, land use, building or construction; (13) United States federal or state usury laws (other than California usury laws); (14) pension or employee benefits laws or regulations, including the Employee Retirement Income Security Act of 1974, as amended; (15) The USA Patriot Act (Title III of Public L. 107-56) or other anti-money laundering laws or regulations; (16) the Foreign Corrupt Practices Act; (17) (a) the Trading with the Enemy Act of 1917, 50 U.S.C.A. app. §1 et seq., of the United States, (b) the International Emergency Economic Powers Act, 50 U.S.C.A. §1701 et seq., of the United States, or (c) all United States Executive Orders (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), rules, regulations (including those from the Office of Foreign Assets Control of the U.S. Department of the Treasury), and other official acts promulgated under any of the foregoing; or (18) judicial decisions to the extent that they deal with any of the foregoing.
     (e) I do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Transaction Documents (other than the CA Obligors to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the CA Obligors to the extent necessary to render the opinions set forth herein).
     I am admitted to the bar of the State of California, and I do not express any opinion as to any laws other than the laws of the State of California and the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, I have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.
     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:
     1. Each CA Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.
     2. Each CA Obligor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance by each CA Obligor of the Transaction Documents has been duly authorized by all necessary corporate action on the part of such CA Obligor.
     3. Each of the Transaction Documents to which a CA Obligor is a party has been duly executed and delivered by such CA Obligor.
     4. The execution and delivery of the Transaction Documents by each CA Obligor does not, and the performance by each CA Obligor of its obligations under the Transaction Documents to which it is a party, will not (a) violate such CA Obligor’s Articles of Incorporation or Bylaws, (b) contravene any provision of any Applicable Law, (c) constitute a violation of or a default under any Applicable Contract or (d) result in or cause the creation of any security interest or lien upon any of the property of such CA Obligor pursuant to any Applicable Contract.
     5. No Governmental Approval is required on the part of any CA Obligor for the authorization, execution and delivery of or performance of its obligations under the Transaction Documents to which it is a party, except for such Governmental Approvals which (i) have been obtained or taken and are in full force and effect or (ii) will be obtained or made in the ordinary course of business.
     6. In any proceedings duly taken in the courts of the State of California or a United States federal court sitting in the State of California to enforce any of the Transaction Documents, the choice of New York [or _______] law as the substantive law governing such Transaction Documents should be recognized and such law should be applied except as may otherwise be provided under the Transaction Documents and the California Uniform Commercial Code, including the California Uniform Commercial Code Sections 9-301 to 9-307. The foregoing assumes that either the parties to the Transaction Documents or the transactions contemplated thereby bear a substantial relationship to the State of New York [or _______] and that the application of New York [or _______] law would not result in a violation of a fundamental public policy of the State of California.
     The opinions set forth herein are solely for the benefit of the addressees (and their successors and assigns) identified at the beginning of this opinion letter (the “Addressees”) in connection with the execution and delivery of the Transaction Documents to which it is a party by each CA Obligor, and may not be relied upon in any manner or for any purpose by, nor may copies of this opinion letter be delivered or distributed to, any other person or entity without my prior written consent. The opinions set forth herein are limited to the matters stated herein and expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly stated herein. This opinion letter is being provided to the Addressees as of the date hereof, and the CA Obligors and I do not assume any obligation to update this opinion letter for events occurring after the date of this opinion letter or to provide the Addressees with any additional information that may come to our attention after the date hereof. Each Addressee’s recourse, if any, on account of any opinion herein proving inaccurate, shall be against the CA Obligors. I am rendering these opinions and this opinion letter in my capacity as ___________ of ILFC and not individually.

Very truly yours,

Schedule I
Citibank, N.A., as Administrative Agent, on behalf of the Lenders
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Citibank, N.A., as Collateral Agent, on behalf of the Lenders
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Citigroup Global Markets Inc., as Joint Lead Structuring Agent and Joint Lead Placement Agent
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Attention: Suzanna Gallagher
Facsimile No. (212) 994-0961
Credit Suisse Securities (USA) LLC, as Joint Lead Structuring Agent and Joint Lead Placement Agent
Eleven Madison Avenue, 5th Floor
New York, NY 10010
BNP Paribas, as Joint Placement Agent
Aviation Finance Group
520 Madison Avenue, 3rd Floor
New York, NY 10022
Attention: Robert Papas/Stephanie Klein
Facsimile No. (212) 841-2748
The Lenders from time to time party to that certain Credit Agreement, dated as of the date hereof, by and among Temescal Aircraft Inc., International Lease Finance Corporation, Park Topanga Aircraft Inc., Charmlee Aircraft Inc., Ballysky Aircraft Ireland Limited, and the other parties described therein

Schedule II
Applicable Contracts
[TO BE PROVIDED]

EXHIBIT E-1C
FORM OF OPINION OF A&L GOODBODY,
COUNSEL TO THE RELEVANT ADVANCE PARTIES
[SEE ATTACHED]
Term Loan Credit Agreement

E-1C-1

A&L Goodbody Solicitors International Financial Services Centre North Wall Quay Dublin 1
Tel: +353 1 649 2000     Fax: +353 1 649 2649     email: info@algoodbody.com     website: www.algoodbody.com     dx: 29 Dublin
our ref | CD 01373175                                         your ref |                                         date | _____2011
ADVANCE OPINION
The addressees outlined in Schedule 1 hereto (the Addressees)
International Lease Finance Corporation
ILFC-Citi/CS Facility -Term Loan Credit Agreement
Dear Sirs
We have acted on behalf of International Lease Finance Corporation (ILFC) which has requested us to give you this opinion in connection with a credit agreement dated as of March__ 2011 (the Credit Agreement) between Temescal Aircraft Inc. as borrower (the Borrower), ILFC, Park Topanga Aircraft Inc. (Parent Holdco), Charmlee Aircraft Inc. (CA Subsidiary Holdco) and Ballysky Aircraft Ireland Limited (Irish Subsidiary Holdco) as obligors, the lenders identified therein as lenders, Citibank, N.A. (the Collateral Agent) as administrative agent and collateral agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents and BNP Paribas as joint placement agent (the Transaction).
1.	We have examined copies of
1.1.	the agreements listed in Schedule 2 hereto (together the Agreements);

1.2.	a contracting state search certificate (the Contracting State Certificate) issued on ______ in respect of Ireland describing the declarations made by Ireland which is attached to this opinion as Exhibit I;

1.3.	priority search certificates (the Priority Search Certificates) issued on ____ covering registrations describing the airframe and engines of each of the aircraft more particularly described in Schedule 3 (the Pool Aircraft) which includes the registration of international interests in the airframe and engines of each of the Pool Aircraft on the International Registry and attached to this opinion as Exhibit II;

1.4.	a corporate certificate of [_____] (the New Irish Company) dated ____ (the New Irish Company Certificate) attaching:[1]
1.4.1.	copies of the certificate of incorporation and memorandum and articles of association of the New Irish Company;

1.4.2.	list of directors and secretary of the New Irish Company;

1.4.3.	a copy of the resolutions passed at the meeting of the board of directors of

[1]	Include for each Irish entity that is becoming a Borrower Party as of the relevant Advance Date.
Dublin     Belfast     London     Boston     New York

S.C. Hamilton	C.E. Gill	V.J. Power	P.V. Maher	E. MacNeill	N. O’Sullivan	S.O’Croinin	J.B. Somerville	C. Widger	J. Cahir	A.J. Johnston
R.B. Buckley	E.M. Fitzgerald	L.A. Kennedy	S. O’Riordan	K.P. Allen	M.J. Ward	J.W. Yarr	M.F. Barr	M. Dale	M. Traynor	M. Rasdale
P.M. Law	B.M. Cotter	S.M. Doggett	M.P.McKenna	E.A. Roberts	A.C. Burke	D.R. Baxter	M.L. Stack	N. Coyne	P.M. Murray
P.J. Carroll	J.G. Grennan	B.McDermott	K.A. Feeney	C. Rogers	J. Given	A.McCarthy	B.Walsh	C. McCourt	N. Ryan
J.H. Hickson	J.Coman	C. Duffy	M.Sherlock	G. O’Toole	D. Widger	J.F. Whelan	A.M.Curran	R.M. Moore	K. Furlong
M.F. O’Gorman	P.D. White	E.M. Brady	E.P. Conlon	J.N. Kelly	C. Christle	D.R. Conlon	A. Roberts	D. Main	P.T. Fahy
Consultants:     J.R. Osborne     S.W Haughey     T.V. O’Connor     Professor J.C.W. Wylie     A.F. Browne     M.A. Greene     A.V. Fanagan     J.A. O’Farrell     I.B.Moore

the New Irish Company on ___________;

1.4.4.	a copy of the power of attorney of the New Irish Company dated _____; and

1.4.5.	a copy of the specimen signatures;
1.5.	a corporate certificate of [_____] (the Existing Irish Company) dated ____ (the Existing Irish Company Certificate) attaching:[2]
1.5.1.	copies of the certificate of incorporation and memorandum and articles of association of the Existing Irish Company;

1.5.2.	list of directors and secretary of the Existing Irish Company;

1.5.3.	a copy of the resolutions passed at the meeting of the board of directors of the Existing Irish Company on _____;

1.5.4.	a copy of the power of attorney of the Existing Irish Company dated _____; and

1.5.5.	a copy of the specimen signatures;
and such other documents as we have considered necessary or desirable to examine in order that we may give this opinion.

Terms defined in the Credit Agreement have the same meaning in this opinion letter. The Irish Subsidiary HoldCo, the New Irish Company and the Existing Irish Company are together herein referred to as the Companies and each a Company. The New Irish Company Certificate and the Existing Irish Company Certificate are together referred to herein as the Certificates. The Agreements listed at 4-7 of Schedule 2 are together referred to herein as the Relevant Agreements. The Security Agreement, [list each Grantor Supplement and each Equity Document] are together referred to herein as the Security Documents. The Credit Agreement, the Intercreditor Agreement, the Obligor Assumption Agreement, the Security Agreement, the Collateral Supplement and the Grantor Supplement are together referred to herein as the New York Law Agreements.

The Security Agreement as amended and supplemented by the [Grantor Supplements and Collateral Supplements] , insofar as it relates to the Pool Aircraft, is referred to herein as the Cape Town Agreement. [3]

For the purpose of this opinion, the following terms shall have the following definitions. The Convention means the Convention on International Interests in Mobile Equipment signed in Cape Town on 16 November 2001 and the Protocol to the Convention on Matters Specific to Aircraft Equipment (Aviation Protocol) adopted by the Secretariats of International Civil Aviation Organisation (ICAO) and the International Institute for the Unification of Private Law (UNIDROIT), and adopted pursuant to Resolution No. 1 of the Final Act of the Diplomatic

[2]	Include for any Irish entity that is already a Borrower Party that is delivering a Collateral Supplement relating to the relevant Advance Date – define collectively with each new Irish entity as the Companies.

[3]	Include Cape Town language in opinion only if an Aircraft Owned by an Irish entity is becoming a Pool Aircraft as of the relevant Advance Date.

2

Conference to adopt the Convention and the Aviation Protocol under the auspices of ICAO and UNIDROIT at Cape Town from 29 October to 16 November 2001. The Convention and the Aviation Protocol are read and interpreted together as a single document as required by Article 6(1) of the Convention and reference to the Convention in this opinion includes the Aviation Protocol. In this opinion, references are made to the Articles of the Consolidated Text which is a combination of the Convention and the Aviation Protocol authorised and created pursuant to Resolution No. 1 of the Diplomatic Conference to Adopt a Mobile Equipment Convention and an Aircraft Protocol. References to “Irish law” include the Convention as enacted into Irish law by the International Interests in Mobile Equipment (Cape Town Convention) Act, 2005.
Terms used in this opinion in respect of the Convention (whether or not capitalised) and not otherwise defined in this opinion shall have the meanings given to such terms in the Consolidated Text or the Regulations issued by the Supervisory Authority for the International Registry pursuant to Article 27 of the Consolidated Text (the Regulations).

2.	For the purpose of giving this opinion we have assumed:
2.1.	the authenticity of all documents submitted to us as originals and the completeness and conformity to the originals of all copies of documents of any kind furnished to us;

2.2.	that the copies produced to us of minutes of meetings and/or of resolutions are true copies and correctly record the proceedings of such meetings and/or the subject-matter which they purport to record and that any meetings referred to in such copies were duly convened and held and that all resolutions set out in such minutes were duly passed and are in full force and effect;

2.3.	the genuineness of the signatures and seals on all original and copy documents which we have examined;

2.4.	that the memorandum and articles of association of the Companies attached to the Certificates are correct and up to date;

2.5.	the accuracy and completeness as to factual matters of the representations, warranties and certificates of the Companies contained in the Certificates and the accuracy of all certificates provided to us by the Companies;

2.6.	that there are no agreements or arrangements in existence which in any way amend or vary the terms of the Transaction as disclosed by the Agreements;

2.7.	without having made any investigation that the terms of the New York Law Agreements are lawful and fully enforceable under the laws of the State of New York and any other applicable laws other than the laws of Ireland and that the Security Documents that are New York Law Agreements (as defined in Schedule 2 hereto) creates valid and enforceable security interests in accordance with its terms under the laws of the State of New York;

2.8.	without having made any investigation, that [___] is the beneficial owner free from encumbrances of all right, title and interest in and to the Charged Property (as defined in the Equity Document) and that it has delivered, or will deliver, to the Collateral Agent each of the documents listed in Clause [3.2] of the Equity

3

Document;[4]

2.9.	the accuracy and completeness of all information appearing on public records;
2.10.	that each of the Companies has entered into the Transaction in good faith, for its legitimate business purposes, for good consideration, and that it derives commercial benefit from the Transaction commensurate with the risks undertaken by it in the Transactions; and

2.11.	in relation to the Cape Town Agreement:
2.11.1.	that the minimum technical requirements stipulated in the definition of “airframes” and/or “aircraft engines” in the Convention and the Regulations have been fulfilled;

2.11.2.	that the airframe and engines of the Pool Aircraft are correctly identified and described by the manufacturer’s serial number, name of manufacturer and the manufacturer’s model designation;

2.11.3.	that as a matter of the laws of the State of New York, the Cape Town Agreement is a “security agreement” and constitutes an international interest in respect of the Pool Aircraft [and an assignment of international interest and associated rights in respect of the Cape Town Lease in respect of the Pool Aircraft] in each case within the meaning of the Convention;

2.11.4.	[that, at the time of execution of the Cape Town Agreement, the New Irish Company was “situated” in Ireland within the meaning of the Convention. In this regard we note that the New Irish Company is incorporated in Ireland];

2.11.5.	[that, at the time of execution of the Cape Town Lease, the Lessee was “situated” in a Contracting State with the meaning of the Convention];

2.11.6.	that the New Irish Company has “power to dispose” of the Pool Aircraft within the meaning of Convention;

2.11.7.	no other agreements have been entered into including, without limitation, a subordination agreement, which would constitute international interests or determine the priority of interest of any of the parties;

2.11.8.	that the Contracting State Certificate description of declarations made by Ireland and the date on which each such declaration is recorded is accurate in all respects.
3.	We express no opinion as to any matters falling to be determined other than under the laws of Ireland and, without reference to provisions of other laws imported by Irish private international law, in Ireland as of the date of this letter. Subject to that qualification and to the other qualifications set out herein, we are of the opinion that:

[4]	Include language relating to Equity Document (or any other specific Agreement) only if being delivered with respect to the relevant Advance Date. Also, make changes as necessary if the Equity Document is governed by laws other than Irish laws (e.g. if the Prior Irish Company is delivering a French law share pledge).]

4

3.1.	each of the Companies is a company duly incorporated under the laws of Ireland and is a separate legal entity, subject to suit in its own name. Based only on searches carried out in the Irish Companies Registration Office and the Central Office of the High Court on the date of this Opinion, each of the Companies is validly existing under the laws of Ireland and no steps have been taken or are being taken to appoint a receiver, examiner or liquidator over it or to wind it up;
3.2.	each of the Companies has the necessary power and authority, and all necessary corporate and other action has been taken, to enable it to execute, deliver and perform the obligations undertaken by it under the Relevant Agreements to which it is a party, and the implementation by the Companies of the foregoing will not cause:
3.2.1.	any limit on it or on its directors (whether imposed by the documents constituting the Companies or by statute or regulation) to be exceeded; or

3.2.2.	any law or order to be contravened;
3.3.	each of the Relevant Agreements to which a Company is a party has been duly executed on behalf of that Company;

3.4.	the obligations of [name equityholder] under the Equity Document are valid and legally binding on and are in a form capable of enforcement against [name equityholder] under the laws of Ireland, in the Courts of Ireland in accordance with its terms;

3.5.	no authorisations, approvals, licences, exemptions or consents of governmental or regulatory authorities with respect to the Agreements are required to be obtained in Ireland;

3.6.	under the laws of Ireland in force at the date hereof, the claims of the Collateral Agent against the [[name equityholder] under the Equity Document and the][5] Companies under the Relevant Agreements will rank at least pari passu with the claims of all other unsecured creditors, except claims which rank at law as preferential claims in a winding up, examinership or receivership;

3.7.	it is not necessary or advisable under the laws of Ireland in order to ensure the legality, validity, enforceability or priority of the obligations or rights of any party to the Relevant Agreements, or the perfection or priority of any security interest created under any Relevant Agreements, that any of them be filed, registered, recorded, or notarised in any public office or elsewhere or that any other instrument relating thereto be signed, delivered, filed, registered or recorded other than:
3.7.1.	the requirement to file particulars of the charges created pursuant to the Security Documents with the Irish Registrar of Companies within 21 days of their execution (in this regard, we have been instructed to, and will, make the requisite filings); and

3.7.2.	in order to ensure the priority given to a registered interest pursuant to Article 42 of the Consolidated Text, it is necessary that the international interests [and assignments of international interests] constituted by the Cape

[5]	Only include if Chargor is an Irish company

5

Town Agreement be registered with the International Registry in the order agreed by the relevant parties;
3.8.	none of the Companies are entitled to claim any immunity from suit, execution, attachment or other legal process in Ireland;
3.9.	in any proceedings taken in Ireland for the enforcement of the New York Law Agreements, the choice of the law of the State of New York as the governing law of the contractual rights and obligations of the parties under the New York Law Agreements would be upheld by the Irish Courts;

3.10.	in any proceedings taken in Ireland for the enforcement of a judgment obtained against the Companies in the courts of New York (a Foreign Judgment) the Foreign Judgment should be recognised and enforced by the courts of Ireland save that to enforce such a Foreign Judgment in Ireland it would be necessary to obtain an order of the Irish courts. Such order should be granted on proper proof of the Foreign Judgment without any re-trial or examination of the merits of the case subject to the following qualifications:
3.10.1.	that the foreign court had jurisdiction, according to the laws of Ireland;

3.10.2.	that the Foreign Judgment was not obtained by fraud;

3.10.3.	that the Foreign Judgment is not contrary to public policy or natural justice as understood in Irish law;

3.10.4.	that the Foreign Judgment is final and conclusive;

3.10.5.	that the Foreign Judgment is for a definite sum of money; and

3.10.6.	that the procedural rules of the court giving the Foreign Judgment have been observed.
Any such order of the Irish courts may be expressed in a currency other than euro in respect of the amount due and payable by the Companies but such order may be issued out of the Central Office of the Irish High Court expressed in euro by reference to the official rate of exchange prevailing on the date of issue of such order. However, in the event of a winding up of the Companies, amounts claimed by against the Companies in a currency other than the euro (the Foreign Currency) would, to the extent properly payable in the winding up, be paid if not in the Foreign Currency in the euro equivalent of the amount due in the Foreign Currency converted at the rate of exchange pertaining on the date of the commencement of such winding up;

3.11.	it is not necessary under the laws of Ireland (a) in order to enable the Collateral Agent to enforce its rights under the Agreements or (b) by reason of the execution of the Agreements, that the Collateral Agent should be licensed, qualified or otherwise entitled to carry on business in Ireland;

3.12.	the Agreements will not be liable to any ad valorem tax or duty, registration tax, stamp duty or any similar tax or duty imposed by a competent authority of or within Ireland;

6

3.13.	by reason only of the execution, delivery and performance of the Agreements by the Collateral Agent, it shall not be deemed to be resident, domiciled or carrying on a trade or business in Ireland;

3.14.	there is no applicable usury or interest limitation law in Ireland which would restrict the recovery of payments in accordance with the Agreements;
3.15.	the Irish Courts will generally recognise the security interests created by each Company pursuant to the Security Agreement [Grantor Supplement and Collateral Supplement] in accordance with its terms, provided that such interests or their enforcement are not illegal or contrary to public policy as a matter of Irish law, that all Irish law formalities with regard to security interests and their enforcement have been complied with and that the party creating the security has absolute title, free from encumbrances and other third party rights, to such assets;

3.16.	the International Interests in Mobile Equipment (Cape Town Convention) Act 2005 gave the force of law in Ireland to the Convention and Aviation Protocol;

3.17.	the interest granted by the New Irish Company to and held by the Collateral Agent under the Cape Town Agreement constitutes an “international interest” [and “assignment”] under the Convention. In order to ensure the priority given to a registered interest pursuant to Article 42 of the Consolidated Text, it is necessary that the international interests [and assignment of international interests] constituted by the Cape Town Agreement should be registered in the order agreed by the relevant parties with the International Registry;

3.18.	according to the Contracting State Certificate, Ireland is a Contracting State and as a Contracting State has made the declarations under the Convention listed in the Contracting State Certificate;

3.19.	based upon the Priority Search Certificates, the international interests [and assignment of international interests] in respect of the airframe and engines of each of the Pool Aircraft created by the Cape Town Agreement (collectively, the Cape Town Interests) have been duly registered on the International Registry and, accordingly, are effective against third parties in Ireland as a matter of Irish law subject in each case to the rights and interests described in paragraph 4.20 below;

3.20.	each of the Cape Town Interests is entitled to the priorities, protections and benefits of the Convention subject to the assumptions and qualifications set forth herein; and

3.21.	no further registration in the International Registry of any of the Cape Town Interests is required under the Convention in order to maintain the effectiveness and priority thereof.
4.	The opinions set forth in this opinion letter are given subject to the following qualifications:
4.1.	an order of specific performance or any other equitable remedy is a discretionary remedy and is not available when damages are considered to be an adequate remedy;

4.2.	this opinion is given subject to general provisions of Irish law relating to insolvency, bankruptcy, liquidation, reorganisation, receivership, moratoria, court scheme of arrangement, administration and examination, and the fraudulent preference of

7

creditors and other Irish law generally affecting the rights of creditors;

4.3.	this opinion is subject to the general laws relating to the limitation of actions in Ireland;
4.4.	a determination, description, calculation, opinion or certificate of any person as to any matter provided for in the Agreements might be held by the Irish courts not to be final, conclusive or binding if it could be shown to have an unreasonable, incorrect, or arbitrary basis or not to have been made in good faith;

4.5.	additional interest imposed by any clause of any Agreement might be held to constitute a penalty and the provisions of that clause imposing additional interest would thus be held to be void. The fact that such provisions are held to be void would not in itself prejudice the legality and enforceability of any other provisions of the relevant Agreement but could restrict the amount recoverable by way of interest under such Agreement;

4.6.	claims may be or become subject to defences of set-off or counter-claim;

4.7.	pursuant to section 1001 of the Taxes Consolidation Act, 1997, the Collateral Agent may become liable to make certain payments to the Irish Revenue Commissioners (the Revenue) by reason of having been granted a fixed charge on book debts of the Companies pursuant to the Security Agreement. Such liability would be computed by reference to (i) amounts of income tax deducted by the relevant Company from the wages of its employees and (ii) amounts of value added tax in each case owing but not paid by the relevant Company to the Revenue (Relevant Amounts). However, the liability to pay to the Revenue amounts received by it from the Companies will be limited to amounts received after the relevant Company shall have been notified in writing by the Revenue that such Relevant Amounts are due (the Revenue Notice). Further, if the Revenue have received, within 21 days of execution, prescribed details of the charge created thereby by the Security Agreement the liability of the Collateral Agent to discharge the Relevant Amounts will be limited to the Relevant Amounts accruing after the date of the Revenue Notice;

4.8.	under Section 1002 of the Taxes Consolidation Act, 1997, any debt to a person (including any deposit with a financial institution) may be attached by the Revenue Commissioners in order to discharge any liabilities of that person in respect of outstanding tax whether the liabilities are due on its own account or as an agent or trustee. This right of the Revenue Commissioners (on which there is no case law) may override the rights of the holders of security (whether fixed or floating) in relation to the debt in question. Section 1002 could be relevant to the security created by the Security Agreement;

4.9.	an Irish court has power to stay an action where it is shown that there is some other forum having competent jurisdiction which is more appropriate for the trial of the action, in which the case can be tried more suitably for the interests of all the parties and the ends of justice, and where staying the action is not inconsistent with Council Regulation 2001/44/EC on Jurisdiction and the Enforcement of Judgments;

4.10.	there is some possibility that depending on the actual course of dealing between the parties to the Security Agreement, the fixed charges contained in the Security Agreement may not be construed as fixed charges but as floating charges and so become subject to prior claims of certain statutory preferential creditors;

8

4.11.	the enforceability of severance clauses is at the discretion of the court and may not be enforceable in all circumstances;

4.12.	a waiver of all defences to any proceedings may not be enforceable;
4.13.	provisions in any of the Agreements providing for indemnification resulting from loss suffered on conversion of the amount of a claim made in a foreign currency into euro in a liquidation may not be enforceable;

4.14.	any undertakings contained in any of the Agreements by any of the Companies in respect of stamp duty may not be held to be binding on the relevant Company;

4.15.	an Irish court may refuse to give effect to undertakings contained in any of the Agreements that the Companies will pay legal expenses and costs in respect of any action before the Irish courts;

4.16.	we express no opinion as to the priority of any of the security created by the Security Documents or whether the property or assets comprised in such security is owned by a the relevant chargor thereunder, or whether such property or assets is or are now or may become subject to any equities or subject to any rights or interests of any other person ranking in priority to or free of such security or whether they could be transferred to any other person free of any such security;

4.17.	we express no opinion on any taxation matters other than as expressly set out in paragraph 3.12 or on the contractual terms of the relevant documents other than by reference to the legal character thereof;

4.18.	in the event of the Collateral Agent seeking to dispose of the shares which are the subject of the security created pursuant to the Equity Document, an application for a clearance from the Competition Authority pursuant to the Competition Acts 2002 and 2006 may have to be made;

4.19.	the Convention and Aviation Protocol came into force on 1 March 2006. As such, practice and procedure with respect to legal opinions on the interpretation or applicability of the Convention and Aviation Protocol, and the registrations and searches made pursuant thereto, are still developing. The opinions set forth herein are based on our interpretation of the Convention and Aviation Protocol as at the date hereof, without the benefit of any precedent or established custom and practice;

4.20.	the Convention provides that the rights and interests of the parties arising from international interests will only be subject to:
4.20.1.	the rights and interests of persons evidenced on the Priority Search Certificates as having a registration in relation to each “aircraft object” that exists prior to the international interests constituted under the Cape Town Agreement. [In this regard, we confirm that the Priority Certificates do not reveal any existing interests in relation to any “aircraft object” comprised in the Pool Aircraft];

4.20.2.	the rights and interests of the New Irish Company in each “aircraft object” the subject of the Cape Town Agreement pursuant to the Convention and the quiet enjoyment provisions set out in any of the Leases;

9

4.20.3.	a pre-existing right or interest which enjoyed, under the applicable law before the effective date of the Convention, a priority greater than that international interest;
4.20.4.	non-consensual rights or interests included in those categories covered by the declarations made by Ireland under the Convention, that under Irish law have priority over an interest registered against an aircraft object; and

4.20.5.	the right of Ireland, or any State entity, intergovernmental organisation or other private provider of public services described in the declarations made by Ireland under the Convention, or of any Contracting State which may move such a declaration in the future, to arrest or detain an aircraft object under the laws of that Contracting State for payment of amounts owed to such entity, organisation or provider directly relating to those services in respect of that object or another aircraft object. Please note paragraph 4.20 in this regard;
4.21.	Ireland has made a declaration under Article 39 of the Convention wherein Ireland declared that a non-consensual right or interest has priority over a registered international interest and providing that nothing in the Convention and Aviation Protocol affects the laws of Ireland in relation to the detention and sale of an aircraft to discharge payments in respect of a public service provided by Irish governmental and other service providers in relation to all aircraft (by way of example, landing fees charged by an Irish airport); and

4.22.	Ireland has not made a declaration under Article XI of the Aviation Protocol on remedies on insolvency and, as a result, Irish national law will apply to the rights of the Collateral Agent under the Cape Town Agreement on the insolvency of the New Irish Company.
This opinion is addressed only to the Addressees and may be relied upon only by each such Addressee for its sole benefit in connection with the Transaction and may not be relied on by any assignees of any such persons or any other person.
Yours faithfully,

10

SCHEDULE 1
The Addressees
Citibank, N.A., as administrative agent
on behalf of the Lenders at the date hereof
2 Penns Way, Suite 1100
New Castle, Delaware 19720
Citibank, N.A., as collateral agent
on behalf of the Lenders at the date hereof
388 Greenwich Street, 14th Floor
New York, NY 10013
Citigroup Global Markets Inc., as joint lead agent
390 Greenwich Street, 1st Floor
New York, NY 10013
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 5th Floor
New York, NY 10010
BNP Paribas
Aviation Finance Group
520 Madison Avenue
3rd Floor
New York, NY 10022
Attn: Robert Papas/Stephanie Klein
Each Lender party to the Credit Agreement on the date hereof

11

SCHEDULE 2
The Agreements
All documents are dated as of _____ unless otherwise stated
1.	The Credit Agreement.

2.	The Intercreditor Agreement dated as of __ March 2011 between ILFC, Parent Holdco, the Borrower, Irish Subsidiary Holdco, CA Subsidiary Holdco and the Collateral Agent.

3.	Aircraft Mortgage and Security Agreement dated as of __ March 2011 among the Borrower Parties (including the New Company, by way of the Grantor Supplement) and the additional grantors referred to therein as grantors and the Collateral Agent as collateral agent (the Security Agreement).

4.	[[Share Charge] between [insert relevant equityholder] as chargor and the Collateral Agent as chargee in respect of [the shares of the New Irish Company] (the Equity Document).] [Describe any share charge or other pledge over equity interests being delivered by or in respect of an Irish entity on the relevant advance date.]

5.	[Obligor Assumption Agreement from the New Irish Company pursuant to the Credit Agreement (the Obligor Assumption Agreement).] [Describe any Obligor Assumption Agreement being delivered by an Irish entity on the relevant advance date.]

6.	[Grantor Supplement from the New Irish Company to the Collateral Agent in respect of the Collateral (as defined in the Security Agreement) granted by the New Irish Company, duly acknowledged and agreed to by the Collateral Agent (the Grantor Supplement).] [Describe any Collateral Supplement being delivered by an Irish entity on the relevant advance date.]

7.	[Collateral Supplement from [__] to the Collateral Agent in respect of [__] duly acknowledged and agreed to by the Collateral Agent (the Collateral Supplement) [Describe any Collateral Supplement being delivered by an Irish entity on the relevant advance date.]

12

SCHEDULE 3
Pool Aircraft

13

Exhibit I
Contracting State Certificate

14

Exhibit II
Priority Search Certificates
M-10382568-9

15

EXHIBIT E-2
FORM OF OPINION OF DAUGHERTY, FOWLER, PEREGRIN, HAUGHT & JENSON
[SEE ATTACHED]
Term Loan Credit Agreement

E-2-1

DFPH&J DRAFT
___/___/11
IR Form 1 — S/A and COS
(For the Letterhead of Daugherty, Fowler, Peregrin, Haught & Jenson)
________ __, 2011
To the Parties Named on
     Schedule 1 attached hereto
RE:	One (1) _______ model _______ aircraft bearing manufacturer’s serial number ______ (the “Airframe”) and two (2) ______ model _______ aircraft engines bearing manufacturer’s serial numbers ______ and ______ (the “Engines”)
Ladies and Gentlemen:
          Acting as special legal counsel this opinion is furnished to you with respect to the registration of interests with the International Registry (the “IR”) created pursuant to, and according to the provisions of, the Convention on International Interests in Mobile Equipment (the “Convention”), the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry (the “Regulations”), the International Registry Procedures (the “Procedures”), and all other rules, amendments, supplements, and revisions thereto (collectively the “CTT”).
          Terms capitalized herein and not otherwise defined herein shall have the meanings given in the CTT and on Schedule 3 attached hereto.
          Based upon our examination of such records of the IR as we deemed necessary to render this opinion, it is our opinion that:
1.	the Airframe and the Engines constitute Aircraft Objects based upon the Interim Updatable List of Eligible Aircraft Objects compiled by the Federal Aviation Administration;

2.	based upon the Priority Search Certificates dated ________ __, 2011 obtained from the IR, copies of which are attached hereto as Schedule 2 and incorporated herein by reference:

To the Parties Named on
Schedule 1 attached hereto
                     ____, 2011

(a)	the Airframe and the Engines are subject only to the Security Agreement International Interest;

(b)	the Security Agreement International Interest has been duly registered on the IR and constitutes a first priority International Interest in the Airframe and the Engines; and,

(c)	the Contract of Sale has been duly registered on the IR and constitutes a Sale, with respect to the Airframe and the Engines;
3.	the CTT Interests are entitled to the priorities, protections and benefits of the CTT, subject to the statements on Exhibit A attached hereto; and,

4.	no further registration on the IR of the CTT Interests is required under the CTT in order to maintain the effectiveness and priority thereof.
           In the event the CTT Interests are not subject to the CTT, then the interests created thereby are governed by applicable law.
          This opinion is subject to certain comments, limitations and assumptions as listed in Exhibit A attached hereto and incorporated herein by reference.
Very truly yours,
Robert M. Peregrin
For the Firm
RMP\ms

     SCHEDULE 1
Citibank, N.A., as administrative agent and collateral agent on behalf of the Lenders
Citigroup Global Markets Inc., as joint lead structuring agent and joint lead placement agent
Credit Suisse Securities (USA) LLC, as joint lead structuring agent and joint lead placement agent
BNP Paribas, as joint placement agent
The Lenders party to the Term Loan Credit Agreement as of the Effective Date and the Incremental Lenders

     SCHEDULE 2
[the Priority Search Certificates attached hereto]

     SCHEDULE 3
     Description of Security Agreement International Interest
          International Interest between ______________, as Debtor, and Citibank, N.A., as Creditor, registered with the International Registry on ________ __, 2011, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Contract of Sale
          Contract of Sale between __________________, as Seller, and _______________, as Buyer, registered with the International Registry on ________ __, 2011, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of CTT Interests
          The Security Agreement International Interest and the Contract of Sale are referred to collectively as the “CTT Interests”.

     EXHIBIT A
Assumptions and Limitations
In rendering the foregoing opinion we have assumed that:
(i)	the Priority Search Certificates are accurate in all respects, contain all the registered information and data on the IR in connection with the Airframe and the Engines to which they relate, and have not been altered since the date of such Priority Search Certificates;

(ii)	the IR descriptions of the Airframe and the Engines are as noted above and are accurate and complete descriptions with respect to the registrations on the IR;

(iii)	the CTT Interests are effective to constitute an International Interest or a Contract of Sale subject to the CTT and registration on the IR;

(iv)	all of the registrations indicated on the Priority Search Certificates are fully and properly constituted and validly created under the CTT;

(v)	any registrations on the IR pertaining to the Airframe and the Engines are valid, enforceable and sufficient under the relevant applicable law or the CTT to create, effect or terminate the rights and interests they purport to create, effect or terminate;

(vi)	there has been no subordination or variation of any priority that would be acquired pursuant to the terms of the CTT, in connection with the registrations on the IR evidenced by the Priority Search Certificates other than pursuant to any subordination indicated on the Priority Search Certificates.
In addition, since our examination was limited to records maintained by the IR, our opinion is subject to the following limitations:
(i)	a search on the IR pursuant to the CTT requires that the searching party enter the exact manufacturer, model or serial number of an airframe or engine being searched using the appropriate drop-down boxes, where available, and if a registration has been made on the IR against the Airframe and the Engines which describes the Airframe and the Engines differently (i.e. any space, comma, dash, added number or character, missing number or character, or any

A-1

other discrepancy whatsoever in the description of the manufacturer, model or serial number) the Priority Search Certificates will produce an inaccurate search result; accordingly, there may be registrations on the IR against the Airframe and the Engines which are not reflected on the Priority Search Certificates and which may have priority over subsequent registrations on the IR or filings with the FAA;

(ii)	in respect of rights derived from registrations with the IR does not cover liens, claims or encumbrances which are perfected without the filing of notice thereof;

(iii)	does not cover liens perfected in foreign jurisdictions, except to the extent applicable law would regulate their priority based on registration with the IR; and,

(iv)	does not cover any rights to arrest or detain an airframe or an engine under any applicable law.

DFPH&J DRAFT
___/___/11
IR Form 2 — Existing Lease II
(For the Letterhead of Daugherty, Fowler, Peregrin, Haught & Jenson)
________ __, 2011
To the Parties Named on
     Schedule 1 attached hereto
RE:	One (1) _______ model _______ aircraft bearing manufacturer’s serial number ______ (the “Airframe”) and two (2) ______ model _______ aircraft engines bearing manufacturer’s serial numbers ______ and ______ (the “Engines”)
Ladies and Gentlemen:
          Acting as special legal counsel this opinion is furnished to you with respect to the registration of interests with the International Registry (the “IR”) created pursuant to, and according to the provisions of, the Convention on International Interests in Mobile Equipment (the “Convention”), the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry (the “Regulations”), the International Registry Procedures (the “Procedures”), and all other rules, amendments, supplements, and revisions thereto (collectively the “CTT”).
          Terms capitalized herein and not otherwise defined herein shall have the meanings given in the CTT and on Schedule 3 attached hereto.
          Based upon our examination of such records of the IR as we deemed necessary to render this opinion, it is our opinion that:
1.	the Airframe and the Engines constitute Aircraft Objects based upon the Interim Updatable List of Eligible Aircraft Objects compiled by the Federal Aviation Administration;

2.	based upon the Priority Search Certificates dated ________ __, 2011 obtained from the IR, copies of which are attached hereto as Schedule 2 and incorporated herein by reference:

To the Parties Named on
Schedule 1 attached hereto
                     ______, 2011

(a)	the Airframe and the Engines are subject only to:
(i)	the Lease International Interest, which has been assigned to ___________ by the Lease Assignment Interest and to the Collateral Agent by the Lease Security Assignment Interest; and,

(ii)	the Mortgage International Interest;
(b)	the Lease International Interest has been duly registered on the IR and constitutes a first priority International Interest in the Airframe and the Engines; and,

(c)	the Mortgage International Interest has been duly registered on the IR and constitutes an International Interest in the Airframe and the Engines;

(d)	Right to Discharge A has been duly registered on the IR as a Transfer of the Right to Discharge the Lease International Interest in favor of the Collateral Agent;

(e)	the Lease Assignment Interest has been duly registered on the IR as an Assignment of the Lease International Interest;

(f)	Right to Discharge B has been duly registered on the IR as a Transfer of the Right to Discharge the Lease Assignment Interest in favor of the Collateral Agent;

(g)	the Lease Security Assignment Interest has been duly registered on the IR as an Assignment of the Lease Assignment Interest; and,

(h)	the Contract of Sale has been duly registered on the IR and constitutes a Sale, with respect to the Airframe and the Engines;

To the Parties Named on
Schedule 1 attached hereto
                     ______ , 2011

3.	the CTT Interests are entitled to the priorities, protections and benefits of the CTT, subject to the statements on Exhibit A attached hereto; and,

4.	no further registration on the IR of the CTT Interests is required under the CTT in order to maintain the effectiveness and priority thereof.
          In the event the CTT Interests are not subject to the CTT, then the interests created thereby are governed by applicable law.
          This opinion is subject to certain comments, limitations and assumptions as listed in Exhibit A attached hereto and incorporated herein by reference.
Very truly yours,

Robert M. Peregrin
For the Firm
RMP\ms
     IF THERE IS A NOVATION WE WILL ADD A NEW LEASE INTERNATIONAL INTEREST, A RIGHT TO DISCHARGE IN FAVOR OF THE COLLATERAL AGENT AND AN ASSIGNMENT OF THE LEASE INTERNATIONAL INTEREST IN FAVOR OF THE COLLATERAL AGENT.

     SCHEDULE 1
Citibank, N.A., as administrative agent and collateral agent on behalf of the Lenders
Citigroup Global Markets Inc., as joint lead structuring agent and joint lead placement agent
Credit Suisse Securities (USA) LLC, as joint lead structuring agent and joint lead placement agent
BNP Paribas, as joint placement agent
The Lenders party to the Term Loan Credit Agreement as of the Effective Date and the Incremental Lenders

     SCHEDULE 2
[the Priority Search Certificates attached hereto]

     SCHEDULE 3
     Description of Lease International Interest
          International Interest between ______________, as Debtor, and ____________, as Creditor, registered with the International Registry on ________ __, ____, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Mortgage International Interest
          International Interest between ______________, as Debtor, and Citibank, N.A., as Creditor, registered with the International Registry on ________ __, ____, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Lease Assignment Interest
          Assignment of an International Interest between ______________, as Assignor, and _______________, as Assignee, registered with the International Registry on ________ __, ____, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Lease Security Assignment Interest
          Assignment of an Assignment of an International Interest between ______________, as Assignor, and Citibank, N.A., as Assignee, registered with the International Registry on ________ __, ____, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Right to Discharge A
          Transfer of the Right to Discharge between _______________, as transferor, and Citibank, N.A., as transferee, with respect to the Lease International Interest, registered with the International Registry on _____________ as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.

     Description of Right to Discharge B
          Transfer of the Right to Discharge between _______________, as transferor, and Citibank, N.A., as transferee, with respect to the Lease Assignment Interest, registered with the International Registry on _____________ as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of Contract of Sale
          Contract of Sale between __________________, as Seller, and _______________, as Buyer, registered with the International Registry on ________ __, 2011, as set forth on the Priority Search Certificates, with respect to the Airframe and the Engines.
     Description of CTT Interests
          The Lease International Interest, the Mortgage International Interest, the Lease Assignment Interest, the Lease Security Assignment Interest, Right to Discharge A, Right to Discharge B and the Contract of Sale are referred to collectively as the “CTT Interests”.

     EXHIBIT A
Assumptions and Limitations
In rendering the foregoing opinion we have assumed that:
(i)	the Priority Search Certificates are accurate in all respects, contain all the registered information and data on the IR in connection with the Airframe and the Engines to which they relate, and have not been altered since the date of such Priority Search Certificates;

(ii)	the IR descriptions of the Airframe and the Engines are as noted above and are accurate and complete descriptions with respect to the registrations on the IR;

(iii)	the CTT Interests are effective to constitute an International Interest, an Assignment of an International Interest, a Transfer of the Right to Discharge or a Contract of Sale subject to the CTT and registration on the IR;

(iv)	all of the registrations indicated on the Priority Search Certificates are fully and properly constituted and validly created under the CTT;

(v)	any registrations on the IR pertaining to the Airframe and the Engines are valid, enforceable and sufficient under the relevant applicable law or the CTT to create, effect or terminate the rights and interests they purport to create, effect or terminate;

(vi)	there has been no subordination or variation of any priority that would be acquired pursuant to the terms of the CTT, in connection with the registrations on the IR evidenced by the Priority Search Certificates other than pursuant to any subordination indicated on the Priority Search Certificates.
In addition, since our examination was limited to records maintained by the IR, our opinion is subject to the following limitations:
(i)	a search on the IR pursuant to the CTT requires that the searching party enter the exact manufacturer, model or serial number of an airframe or engine being searched using the appropriate drop-down boxes, where available, and if a registration has been made on the IR against the Airframe and the Engines which describes the Airframe and the Engines differently (i.e. any space,

A-1

comma, dash, added number or character, missing number or character, or any other discrepancy whatsoever in the description of the manufacturer, model or serial number) the Priority Search Certificates will produce an inaccurate search result; accordingly, there may be registrations on the IR against the Airframe and the Engines which are not reflected on the Priority Search Certificates and which may have priority over subsequent registrations on the IR or filings with the FAA;

(ii)	in respect of rights derived from registrations with the IR does not cover liens, claims or encumbrances which are perfected without the filing of notice thereof;

(iii)	does not cover liens perfected in foreign jurisdictions, except to the extent applicable law would regulate their priority based on registration with the IR; and,

(iv)	does not cover any rights to arrest or detain an airframe or an engine under any applicable law.

A-2

DFPH&J DRAFT
__/__/11
FAA Opinion with Lease II
(For the Letterhead of Daugherty, Fowler, Peregrin, Haught & Jenson)
________ __, 2011
To the Parties Named on
       Schedule 1 attached hereto

RE:	One (1) _______ model ______ (shown on the IR as ______ model ______) aircraft bearing manufacturer’s serial number ______ and U.S. Registration No. N______ (the “Airframe”) and two (2) ______ model ______ (shown on the IR as ______ model ______) aircraft engines bearing manufacturer’s serial numbers ______ and ______ (the “Engines”)
Ladies and Gentlemen:
          Acting as special legal counsel in connection with the transactions contemplated by the instruments described below, this opinion is furnished to you with respect to (i) the registration of interests with the International Registry (the “IR”) created pursuant to, and according to the provisions of, the Convention on International Interests in Mobile Equipment (the “Convention”), the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry (the “Regulations”), the International Registry Procedures (the “Procedures”), and all other rules, amendments, supplements, and revisions thereto (collectively the “CTT”), all as in effect on this date in the United States of America, as a Contracting State, and (ii) the recordation of instruments and the registration of airframes with the Federal Aviation Civil Aircraft Registry (the “FAA”) under the requirements of Title 49 of the United States Code (the “Transportation Code”).
          Terms capitalized herein and not otherwise defined herein shall have the meanings given in the CTT and on Schedule 3 attached hereto.

To the Parties Named on
       Schedule 1 attached hereto
________ __, 2011

          On ________ __, 2011, we examined and filed with the FAA the following described instruments at the respective times listed below:
(a)	AC Form 8050-2 Aircraft Bill of Sale dated ________ __, 2011 (the “FAA Bill of Sale”) by International Lease Finance Corporation (“ILFC”), as seller, conveying title to the Airframe to ____________, as owner trustee under the Trust Agreement (the “Owner Trustee”), as purchaser, which FAA Bill of Sale was filed at _____ __ .m., C.S.T.;

(b)	AC Form 8050-1 Aircraft Registration Application dated ________ __, 2011 (the “Aircraft Registration Application”) by the Owner Trustee, as applicant, with respect to the Airframe, which Aircraft Registration Application was filed at _____ __.m., C.S.T.;

(c)	Affidavit of Citizenship dated ________ __, 2011 (the “Owner Trustee Affidavit”) by the Owner Trustee pursuant to Section 47.7(c)(2)(iii) of the Federal Aviation Regulations, which Owner Trustee Affidavit was filed at _____ __.m., C.S.T.;

(d)	Trust Agreement dated as of ________ __, 2011 (the “Trust Agreement”) between _______, as trustor, and the Owner Trustee, which Trust Agreement was filed at _____ __.m., C.S.T.;

(e)	Assignment and Assumption Agreement dated ________ __, 2011 (the “Assignment”) between ILFC, as assignor, and the Owner Trustee, as assignee, assigning all right, title and interest of ILFC in the Lease, with respect to the Airframe and the Engines, in favor of the Owner Trustee, which Assignment was filed at _____ __.m., C.S.T.;and,

(f)	FAA Aircraft Mortgage and Lease Security Assignment (MSN _______) dated as of ________ __, 2011 (the “Mortgage”) between the Owner Trustee, as grantor, and Citibank, N.A., as collateral agent (the “Collateral Agent”), with respect to the Airframe, the Engines and the Lease, as assigned by the Assignment, which Mortgage was filed at _____ __.m., C.S.T.

To the Parties Named on
     Schedule 1 attached hereto
________ __, 2011

          We have also examined a copy of the Warranty Bill of Sale dated ________ __, 2011 (the “Warranty Bill of Sale”) from ILFC, as seller, conveying title to the Airframe and the Engines to the Owner Trustee, as purchaser.
          The interest created by the FAA Bill of Sale and the Warranty Bill of Sale is referred to herein as the “CTT Sale”. The interest in the Airframe and the Engines created by the Mortgage is referred to herein as the “CTT Security Interest”. The interest created by the Lease is referred to herein as the “CTT Lease Interest”. The Transfer of the Right to Discharge the CTT Lease Interest from ILFC, as transferor, to the Collateral Agent, as transferee, is referred to herein as “CTT Right to Discharge A”. The interest created by the Assignment is referred to herein as the “CTT Assignment Interest”. The Transfer of the Right to Discharge the CTT Assignment Interest from the Owner Trustee, as transferor, to the Collateral Agent, as transferee, is referred to herein as “CTT Right to Discharge B”. The security assignment in the Lease created by the Mortgage is referred to herein as the “CTT Security Assignment Interest”. The CTT Sale, the CTT Security Interest, the CTT Lease Interest, CTT Right to Discharge A, the CTT Assignment Interest, CTT Right to Discharge B and the CTT Security Assignment Interest are referred to herein collectively as the “CTT Interests”.
          Based upon our examination of the foregoing instruments and such records of the FAA and the IR as we deemed necessary to render this opinion, it is our opinion that:
1.	the Airframe and the Engines constitute Aircraft Objects based upon the Interim Updatable List of Eligible Aircraft Objects compiled by the FAA;

2.	the Aircraft Registration Application, the Owner Trustee Affidavit and the Trust Agreement are in due form for filing and have been duly filed with the FAA pursuant to and in accordance with the Transportation Code;

3.	the FAA Bill of Sale, the Assignment and the Mortgage are in due form for recordation by, and have been duly filed for recordation with, the FAA pursuant to and in accordance with the Transportation Code;

4.	the Airframe is eligible for registration by the FAA for purposes of the Transportation Code in the name of the Owner Trustee and the filing with the

To the Parties Named on
     Schedule 1 attached hereto
________ __, 2011

FAA of the FAA Bill of Sale, the Aircraft Registration Application, the Owner Trustee Affidavit and the Trust Agreement will cause the FAA to register the Airframe, in due course, in the name of the Owner Trustee, at which time the FAA will issue an AC Form 8050-3 Certificate of Aircraft Registration in the name of the Owner Trustee, pursuant to and in accordance with the Transportation Code;

5.	the owner of the Airframe for registration purposes at the FAA is the Owner Trustee and the Airframe and the Engines are free and clear of liens and encumbrances of record at the FAA except as created by:

(a)	the Lease, as assigned by the Assignment, which has been assigned for security purposes to the Collateral Agent by the Mortgage; and,

(b)	the Mortgage;

6.	the Mortgage creates a duly perfected first priority security interest, subject to the rights of the parties under the Lease, as assigned by the Assignment, in favor of the Collateral Agent, pursuant to the Transportation Code, in the Airframe and the Engines, it being understood that no opinion is rendered herein as to the validity, priority or enforceability of such security interest under applicable local or foreign law, or as to recognition of the perfection of the security interest as against third parties in any legal proceeding outside the United States;

7.	the rights of the Owner Trustee, as lessor, and _______, as lessee, under the Lease, as assigned by the Assignment, with respect to the Airframe and the Engines, are perfected at the FAA;

8.	the Assignment creates a valid assignment of all of the right, title and interest of ILFC in the Lease, with respect to the Airframe and the Engines, in favor of the Owner Trustee;

9.	the Mortgage creates a duly perfected assignment for security purposes in favor of the Collateral Agent of all of the right, title and interest of the Owner

To the Parties Named on
     Schedule 1 attached hereto
________ __, 2011

Trustee in, to and under the Lease, as assigned by the Assignment (insofar as such assignment affects an interest covered by the recording system established by the FAA pursuant to 49 U.S.C. Section 44107), it being understood that no opinion is herein expressed as to the validity, priority or enforceability of such assignment under local law or as to the recognition of the perfection of such assignment as against third parties in any legal proceeding outside the United States;

10.	based upon the Priority Search Certificates dated ________ __, 2011 obtained from the IR, copies of which are attached hereto as Schedule 2 and incorporated herein by reference:
(a)	the Airframe and the Engines are subject only to:
(i)	the CTT Lease Interest, which has been assigned to the Owner Trustee by the CTT Assignment Interest and to the Collateral Agent by the CTT Security Assignment Interest; and,

(ii)	the CTT Security Interest;
(b)	the CTT Lease Interest has been duly registered on the IR and constitutes a first priority International Interest in the Airframe and the Engines;

(c)	the CTT Security Interest has been duly registered on the IR and constitutes an International Interest in the Airframe and the Engines;

(d)	CTT Right to Discharge A has been duly registered on the IR as a Transfer of the Right to Discharge the CTT Lease Interest in favor of the Collateral Agent;

(e)	the CTT Sale has been duly registered on the IR and constitutes a Sale with respect to the Airframe and the Engines;

To the Parties Named on
     Schedule 1 attached hereto
________ __, 2011

(f)	the CTT Assignment Interest has been duly registered on the IR as an Assignment of the CTT Lease Interest in favor of the Owner Trustee;

(g)	CTT Right to Discharge B has been duly registered on the IR as a Transfer of the Right to Discharge the CTT Assignment Interest in favor of the Collateral Agent; and,

(h)	the CTT Security Assignment Interest has been duly registered on the IR as an Assignment of the CTT Assignment Interest in favor of the Collateral Agent;
11.	the CTT Interests are entitled to the priorities, protections and benefits of the CTT, subject to the statements on Exhibit A attached hereto;

12.	no further registration on the IR of the CTT Interests is required under the CTT in order to maintain the effectiveness and priority thereof and no other registration of the Airframe or filings other than filings with the FAA (which have been duly effected) are necessary in order to:
(a)	maintain the registration of the Airframe in the name of the Owner Trustee; and,

(b)	maintain the lien and priority of:
(i)	the Lease, as assigned by the Assignment, with respect to the Airframe and the Engines; and,

(ii)	the Mortgage, with respect to the Airframe, the Engines and the Lease, as assigned by the Assignment; and,
13.	no authorization, approval, consent, license or order of, or registration with, or the giving of notice to, the FAA is required for the valid authorization, delivery and performance of the Trust Agreement, the Lease, as assigned by the Assignment, or the Mortgage, except for such filings as are referred to above and the prior filing of the Lease with the FAA.

To the Parties Named on
     Schedule 1 attached hereto
________ __, 2011

     In the event the CTT Interests are not subject to the CTT, then the interests created thereby are governed by the Transportation Code or applicable law.
     This opinion is subject to certain comments, limitations and assumptions as listed in Exhibit A attached hereto and incorporated herein by reference.
     In rendering this opinion we have relied upon the opinion of the Aeronautical Center Counsel dated ________ __, 2011 a copy of which is attached hereto.

Very truly yours, Robert M. Peregrin For the Firm

RMP\ms

     SCHEDULE 1
Citibank, N.A., as administrative agent and collateral agent on behalf of the Lenders
Citigroup Global Markets Inc., as joint lead structuring agent and joint lead placement agent
Credit Suisse Securities (USA) LLC, as joint lead structuring agent and joint lead placement agent
BNP Paribas, as joint placement agent
International Lease Finance Corporation
The Lenders party to the Term Loan Credit Agreement as of the Effective Date and the Incremental Lenders

     SCHEDULE 2
[the Priority Search Certificates attached hereto]

     SCHEDULE 3
     Description of Lease
          Aircraft Lease Agreement dated ______ between ______, as lessor, and ______, as lessee, which was recorded by the Federal Aviation Administration on ______ and assigned Conveyance No. _____.

     SCHEDULE 4
[United States Contracting State Search attached hereto]

     EXHIBIT A
Assumptions and Limitations
In rendering the foregoing opinion we have assumed that:
(i)	the records maintained by the FAA are accurate in all respects;

(ii)	the Priority Search Certificates are accurate in all respects, contain all the registered information and data on the IR in connection with the Airframe and the Engines to which they relate, and have not been altered since the date of such Priority Search Certificates;

(iii)	the IR descriptions of the Airframe and the Engines are as noted above and are accurate and complete descriptions with respect to the registrations on the IR;

(iv)	at the time each of the Lease and the Mortgage was concluded, the Debtor was situated, pursuant to the CTT, in the United States;

(v)	the necessary parties under each of the Warranty Bill of Sale, the Lease, the Assignment and the Mortgage have given the consents in writing to the registration with the IR of the interests in the Airframe and the Engines created thereby;

(vi)	each of the CTT Interests is effective under applicable local law to constitute an Interest, a Sale, an Assignment or a Transfer of the Right to Discharge subject to the CTT and registration on the IR;

(vii)	all of the registrations indicated on the Priority Search Certificates are fully and properly constituted and validly created under the CTT;

(viii)	all documents identified in this opinion, all documents in the records maintained by the FAA for the Airframe and the Engines, as well as any registrations on the IR pertaining to the Airframe and the Engines, are valid, enforceable and sufficient under the relevant applicable law or the CTT to create, effect or terminate the rights and interests they purport to create, effect or terminate;
(ix)	in rendering this opinion, we have assumed that:

(a)	the Owner Trustee qualifies as a “citizen of the United States” as defined in the Transportation Code;

(b)	the instruments described above are valid and enforceable under applicable local law; and,

(c)	there are no documents with respect to the Airframe and the Engines which have been filed for recordation with the FAA under the FAA’s recording system but which have not yet been listed in the available records of such system as having been so filed;
(x)	there has been no subordination or variation of any priority that would be acquired pursuant to the terms of the CTT, in connection with the registrations on the IR evidenced by the Priority Search Certificates other than pursuant to any subordination indicated on the Priority Search Certificates;

(xi)	the Airframe is not registered under the civil aircraft registry of any other country;

(xii)	the Interim Updatable List of Eligible Aircraft Objects compiled by the FAA, insofar as it relates to the Airframe and the Engines, is accurate in all respects;

(xiii)	the Airframe and the Engines have been accurately described by manufacturer’s name, model and serial number by the parties in each of the Lease, the Assignment and the Mortgage; and,

(xiv)	the United States Contracting State search certificate description of declarations, withdrawals of declarations and categories of non-consensual rights or interests, as communicated to the Registrar by UNIDROIT as the Depositary as having been declared by the United States, and the date on which each such declaration or withdrawal of declaration is recorded, are accurate in all respects. A copy of the United States Contracting State Search dated ________ __, 2011 is attached hereto as Schedule 4.
In addition, our opinion is subject to the following limitations:

(i)	a search on the IR pursuant to the CTT requires that the searching party enter the exact manufacturer, model or serial number of an airframe or engine being searched using the appropriate drop-down boxes, where available, and if a registration has been made on the IR against the Airframe and the Engines which describes the Airframe and the Engines differently (i.e. any space, comma, dash, added number or character, missing number or character, or any other discrepancy whatsoever in the description of the manufacturer, model or serial number) the Priority Search Certificates will produce an inaccurate search result; accordingly, there may be registrations on the IR against the Airframe and the Engines which are not reflected on the Priority Search Certificates and which may have priority over subsequent registrations on the IR or filings with the FAA;

(ii)	the opinion relating to the registration of the Airframe with the FAA is issued only as to its current eligibility for registration and not with respect to events which may occur in the future which may affect the continued eligibility for registration;

(iii)	as to matters of United States Citizenship as defined in the Transportation Code, the undersigned has relied upon representations made in the Aircraft Registration Application;

(iv)	because the FAA does not maintain registration records for engines for nationality purposes, we cannot independently verify the owner, make, model, or serial numbers of the Engines;

(v)	in rendering this opinion, we are subject to the accuracy of the FAA, its employees and agents in the filing, indexing, cross-referencing, imaging and recording of instruments filed with the FAA;

(vi)	no opinion is expressed herein as to laws other than the CTT and the Transportation Code;

(vii)	this opinion as to the status of the records of the FAA as to the Airframe covers only that period of time during which the Airframe has been subject to United States Registration; and,

(viii)	since our examination was limited to records maintained by the FAA and the IR, our opinion:

(a)	in respect of rights derived from FAA filings, does not cover liens, claims or encumbrances of which the parties have actual notice as contemplated by 49 U.S.C. §44108(a);

(b)	in respect of rights derived from FAA filings or registrations with the IR, does not cover liens, claims or encumbrances which are perfected without the filing of notice thereof with the FAA or the IR, including without limitation, federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code, liens arising under 49 U.S.C. §46304 and certain artisan’s liens;

(c)	does not cover liens perfected in foreign jurisdictions, except to the extent applicable law would regulate their priority based on registration with the IR; and,

(d)	does not cover any rights to arrest or detain an airframe or an engine under any applicable law.

EXHIBIT F
FORM OF NOTE
_________ __, 20__
     FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Term Loan Credit Agreement, dated as of March 30, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent.
     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
Term Loan Credit Agreement

F-1

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

TEMESCAL AIRCRAFT INC.
By:
Name:
Title:

Term Loan Credit Agreement

F-2

LOANS AND PAYMENTS WITH RESPECT THERETO

			Amount of Principal	Outstanding
		End of Interest	or Interest Paid	Principal Balance
Date	Amount of Loan Made	Period	This Date	This Date	Notation Made By

Term Loan Credit Agreement

F-3

EXHIBIT G
FORM OF ADMINISTRATIVE QUESTIONNAIRE
[SEE ATTACHED]
Term Loan Credit Agreement

ADMINISTRATIVE QUESTIONNAIRE
[BORROWER]

Agent Address:	2 Penns Way	Return form to:	Loan Syndications
	Suite 100	Telephone:	302-894-[XXXX]
	New Castle, DE 19720	Facsimile:	212-994-0961
		E-mail:	oploanswebadmin@citi.com
It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.
Legal Name of Lender to appear in Documentation:

Signature Block
Information:

Signing Credit Agreement	☐ Yes	☐ No

Coming in via Assignment	☐ Yes	☐ No

Type of Lender:

     (Bank, Asset Manager, Broker/Dealer, CLO/CDO; Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other-please specify)

Lender Parent:

Domestic Address	Eurodollar Address

Term Loan Credit Agreement

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc

	Primary Credit Contact	Secondary Credit Contact
Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Primary Operations Contact	Primary Disclosure Contact
Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Bid Contact	L/C Contact
Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

Term Loan Credit Agreement

Lender’s Domestic Wire Instructions

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Lender’s Foreign Wire Instructions

Currency:

Bank Name:

Swift/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Agent’s Wire Instructions

Bank Name:	[Citibank N.A.]
ABA/Routing No.:	[021000089]
Account Name:	[Agency/Medium Term Finance]
Account No.:	[36852248]
Term Loan Credit Agreement

Reference:	[Company Name]
Tax Documents
NON-U.S. LENDER INSTITUTIONS:
I. Corporations:
If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).
A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.
II. Flow-Through Entities:
If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.
Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.
U.S. LENDER INSTITUTIONS:
If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.
Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.
Term Loan Credit Agreement

EXHIBIT H
FORM OF INTERCREDITOR AGREEMENT
[SEE ATTACHED]
Term Loan Credit Agreement

H-1

INTERCREDITOR AGREEMENT
     INTERCREDITOR AGREEMENT (this “Agreement”), dated as of March 30, 2011, among PARK TOPANGA AIRCRAFT INC., a California corporation (“Parent Holdco”), TEMESCAL AIRCRAFT INC., a California corporation (“Borrower”), CHARMLEE AIRCRAFT INC., a California corporation (“CA Subsidiary Holdco”), BALLYSKY AIRCRAFT IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”), INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (“ILFC”), and CITIBANK, N.A. (“Citibank”), as the Collateral Agent.
     WHEREAS, ILFC, Parent Holdco, the Borrower, the CA Subsidiary Holdco, the Irish Subsidiary Holdco, the lenders from time to time party thereto, Citibank, as the administrative agent, Citibank, as the collateral agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as joint lead structuring agents and joint lead placement agents, and BNP Paribas, as joint placement agent, are parties to that certain Term Loan Credit Agreement, dated as of March 30, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, Parent Holdco, the Borrower, the Subsidiary Holdcos, the other grantors from time to time party to thereto and Citibank, as the collateral agent, are parties to that certain Aircraft Mortgage and Security Agreement, dated as of March 30, 2011 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement” and, together with the Credit Agreement and the other Loan Documents as defined in the Credit Agreement, the “Loan Documents”);
     WHEREAS, to secure the Secured Obligations, each of Parent Holdco, the Borrower and each Subsidiary Holdco has granted a first priority security interest in the Collateral to the Collateral Agent, for its benefit and the benefit of the other Secured Parties;
     WHEREAS, from time to time, (i) ILFC will make certain unsecured and subordinated intercompany loans to certain Obligors subject to this Agreement, (ii) Parent Holdco will make certain unsecured and subordinated intercompany loans to certain Obligors subject to this Agreement and pledged pursuant to the Security Agreement, (iii) the Borrower will make certain unsecured and subordinated intercompany loans to certain Obligors subject to this Agreement and pledged pursuant to the Security Agreement, (iv) the CA Subsidiary Holdco will make certain unsecured and subordinated intercompany loans to certain Obligors subject to this Agreement and pledged pursuant to the Security Agreement and (v) Irish Subsidiary Holdco will make certain unsecured and subordinated intercompany loans to certain Obligors subject to this Agreement and pledged pursuant to the Security Agreement;
     WHEREAS, the parties hereto are entering into this Agreement to set forth certain arrangements with respect to the subordination of the Intercompany Debt Obligations to the Secured Obligations;
     NOW THEREFORE, for good and valuable consideration, receipt whereof has been duly received, the parties hereto agree as follows:

1

     Section 1. Definitions. The following terms shall have the following meanings:
     “Agreement” shall have the meaning assigned to such term in the preamble.
     “Borrower” shall have the meaning assigned to such term in the preamble.
     “CA Subsidiary Holdco” shall have the meaning assigned to such term in the preamble.
     “Citibank” shall have the meaning assigned to such term in the preamble.
     “ILFC” shall have the meaning assigned to such term in the preamble.
     “Insolvency Event” shall mean any event or occurrence described in clauses (g), (h) or (i) of Article 6 of the Credit Agreement.
“Intercompany Debt” means the Pledged Debt and the Unpledged Intercompany Debt.
     “Intercompany Debt Documents” means, collectively any note, agreement or other instrument evidencing Intercompany Debt and any certificates or designations delivered in connection therewith.
     “Intercompany Debt Default” shall mean any breach or default by the relevant obligor under any Intercompany Debt Document or in respect of any Intercompany Debt Obligation.
     “Intercompany Debt Obligations” means Intercompany Debt and all other obligations in respect thereof or related thereto.
     “Intercompany Lenders” means ILFC, Parent Holdco, the Borrower, CA Subsidiary Holdco, Irish Subsidiary Holdco and each of their respective, successors and assigns.
     “Irish Subsidiary Holdco” shall have the meaning assigned to such term in the preamble.
     “Parent Holdco” shall have the meaning assigned to such term in the preamble.
     “Unpledged Intercompany Debt” means any and all Indebtedness from time to time owing by any Obligor to ILFC.
     Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement, including by reference to the Credit Agreement.
     Section 2. Agreement of Intercompany Lenders. Each Intercompany Lender hereby agrees that (i) it shall not grant any Lien on the Pledged Debt Collateral to any Person except the Secured Parties pursuant to the Loan Documents and (ii) it shall not to consent to any action of any Person contrary to the terms of this Agreement, in each case, except as otherwise permitted under the Loan Documents.
     Section 3. Terms of Subordination of Intercompany Debt Obligations. The Intercompany Debt Obligations shall be subordinate and junior in right of payment to the full and prior payment in cash of the Obligations to the extent and in the manner hereinafter set forth:

2

          (a) Upon the occurrence and during the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, (i) each Intercompany Lender hereby authorizes and empowers the Collateral Agent acting on behalf of the Secured Parties and, subject to the terms and conditions hereof, to demand, sue for, collect and receive every payment or distribution made on or in respect of the Intercompany Debt Obligations thereafter, and to file claims and take such other proceedings, in the name of the holders of the Intercompany Debt Obligations, as the Collateral Agent acting on behalf of the Secured Parties may deem necessary or advisable for the enforcement of the provisions hereof and (ii) each Intercompany Lender further agrees duly and promptly to take such action as may be requested by the Collateral Agent acting on behalf of the Secured Parties to collect the indebtedness evidenced by any note issued under the Intercompany Debt Documents or otherwise owing to it under the Intercompany Debt Documents and/or to file appropriate proofs of claim in respect to such indebtedness, and to execute and deliver to the Collateral Agent acting on behalf of the Secured Parties on demand such powers of attorney, proofs of claim, assignments of claim or proofs of claim (but in any such case without any recourse, representation or warranty), or other instruments as may be requested by the Collateral Agent acting on behalf of the Secured Parties to enforce any and all claims upon or with respect to or otherwise owing to it under the Intercompany Debt Documents.
          (b) Upon the occurrence and during the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, the Collateral Agent acting on behalf of the Secured Parties may, at any time and from time to time, without the consent of or notice to any Intercompany Lenders, without incurring responsibility to such holders and without impairing or releasing any of the rights of the Secured Parties, or any of the obligations of Intercompany Lenders hereunder:
          (i) subject to the terms hereof and the Loan Documents, sell, exchange, release or otherwise deal with all or any part of any property by whomsoever mortgaged or pledged to secure, or howsoever securing, the Intercompany Debt Obligations for application as provided in the Loan Documents;
          (ii) except as otherwise expressly provided in this Agreement or the Loan Documents, exercise or refrain from exercising any rights against any Intercompany Lender or any other Person; and
          (iii) apply any sums, by whomsoever paid or however realized, as provided in the Loan Documents.
          (c) Upon the occurrence and during the continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, all payments or distributions upon or with respect to the Intercompany Debt Obligations or proceeds of the Intercompany Debt Obligations thereafter that are received by any Intercompany Lender contrary to the provisions of this Agreement shall be received for the benefit of the Secured Parties, shall be segregated from other funds and property held by the Secured Parties in trust for the Secured Parties and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the

3

payment or prepayment of the Obligations owed to the Secured Parties in accordance with the terms hereof. For the avoidance of doubt, so long as no Event of Default has occurred and is continuing and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded, each Intercompany Lender may receive (free and clear of any Lien) payments in respect of Intercompany Debt Obligations and the Obligors may make payments in respect thereof.
          (d) Upon the occurrence and continuance of an Event of Default and the Loans have been accelerated and for so long as such acceleration shall not have been rescinded (i) no payment, prepayment or redemption (including any payment that may be payable by reason of any other indebtedness of any Obligor being subordinated to payment of the Intercompany Debt Obligations) shall be made by or on behalf of any Obligor for or on account of any Intercompany Debt Obligations, and the Intercompany Lenders shall not take or receive from any Obligor, directly or indirectly, in cash, other property, or any rights or by set-off or in any other manner, including from or by way of collateral or otherwise, payment of all or any of the Intercompany Debt Obligations, unless and until each of the Obligations shall have been indefeasibly paid in full and (ii) any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Intercompany Debt Obligations shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Obligations until the Obligations shall have been indefeasibly paid in full.
          (e) Each Intercompany Lender agrees that it may not commence any action or proceeding against any Obligor or any other Person obligated in respect of any Intercompany Debt Documents in respect of the Pledged Debt Collateral or the Intercompany Debt Obligations to recover all or any part of any sum owing to it under any Intercompany Debt Document or join with any creditor, unless the Collateral Agent shall also join in bringing any such action or proceeding or the Collateral Agent otherwise consents.
          (f) No payment or distribution of assets to which any holder of the Intercompany Debt Obligations would have been entitled except for the provisions of this Section 3, and which shall have been received by the Secured Parties shall, as between any Obligor or other obligor thereon, its creditors, and the holder of the Intercompany Debt Obligations, be deemed to be a payment by the relevant Obligor or such other obligor to the holders of the Intercompany Debt Obligations for or on account of the Intercompany Debt Obligations, and from and after the payment in full of all Obligations and all other amounts owing to the holders thereof under the Loan Documents, the holders of the Intercompany Debt Obligations shall be subrogated to the then or thereafter existing rights of the Collateral Agent or the Secured Parties, as the case may be, to receive payments or distributions of assets of Parent Holdco or such other obligor made on or in respect of the Obligations or such other amounts until the principal of, and interest on, the Intercompany Debt Obligations and all other amounts owing to the holders thereof under the Intercompany Debt Documents shall be paid in full in cash. The Intercompany Lenders agree that no payment or distributions to the Secured Parties pursuant to the provisions of this Agreement shall entitle any Intercompany Lender to exercise any rights of subrogation in respect thereof until no Loans are outstanding and all Obligations owed to the Secured Parties shall have been paid in full.

4

          (g) The provisions of this Section 3 are solely for the purpose of defining the relative rights of the Secured Parties on the one hand, and the holders of the Intercompany Debt Obligations on the other hand, and nothing herein shall impair the obligation of the relevant Obligor, which is unconditional and absolute, to pay to the holders of the Intercompany Debt Obligations, subject to the terms hereof, all amounts payable hereunder and under the other Intercompany Debt Documents in accordance with the terms and the provisions thereof.
          (h) The Collateral Agent is hereby authorized to demand specific performance of this Agreement at any time when any of the Intercompany Lenders shall have failed to comply with any of the provisions of this Agreement applicable to them. The Intercompany Lenders hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
          (i) Each Intercompany Lender shall cause the Intercompany Debt Obligations to be evidenced by an instrument endorsed with the following legend:
“THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE OBLIGATIONS (AS DEFINED IN THE INTERCREDITOR AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE INTERCREDITOR AGREEMENT DATED AS OF MARCH 30, 2011, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, BY INTERNATIONAL LEASE FINANCE CORPORATION, TEMESCAL AIRCRAFT INC., PARK TOPANGA AIRCRAFT INC., CHARMLEE AIRCRAFT INC., BALLYSKY AIRCRAFT IRELAND LIMITED, AND CITIBANK, N.A., AS THE COLLATERAL AGENT.”
          (j) Each Intercompany Lender shall further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.
     Section 4. Amendments. This Agreement may be amended only upon execution and delivery of an amendment or supplement hereto executed by the Collateral Agent, ILFC, Parent Holdco, the Borrower and each Subsidiary Holdco.
     Section 5. Negative Covenants of Intercompany Lenders. So long as any Obligations shall be secured by the Pledged Debt Collateral and prior to the full and final payment in cash of the Obligations, no Intercompany Lender shall, without the prior written consent of the Collateral Agent:
          (a) sell, assign or otherwise transfer, in whole or in part, the Intercompany Debt Obligations or any interest therein to any other Person (other than an Affiliate that agrees to be bound to the provisions of this Agreement or an Intercompany Lender) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Intercompany Debt Obligations (except a Permitted Lien);
          (b) permit the Intercompany Debt Documents to be amended, modified or otherwise supplemented in any respect, in each case, without the express prior written consent of the Collateral Agent, if the effect of any such amendment, modification or supplement is to

5

(i) purport to grant a security interest in the Pledged Debt Collateral or (ii) contest any rights of the Collateral Agent or obligations of the Intercompany Lenders hereunder; and
          (c) commence, or join with any creditors other than the Collateral Agent in commencing, any involuntary Insolvency Event against any Obligor for which such Intercompany Lender holds Intercompany Debt Obligations, or prosecute in the case of any Insolvency Event any motion for adequate protection (or any comparable request for relief) based solely upon their interest in the Intercompany Debt Obligations under the Intercompany Debt Documents.
     Section 6. Miscellaneous.
          (a) Jurisdiction; Consent to Service of Process (i) To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.
          (ii) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court described above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (iii) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     (b) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR

6

OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     (c) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     (d) Notices and Communications. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
If to ILFC, Parent Holdco, the Borrower, CA Subsidiary Holdco or Irish Subsidiary Holdco to:
International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Email: legalnotices@ilfc.com
If to the Collateral Agent, to:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Jenny Cheng
Facsimile: (212) 657-2762
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 6. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

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     (e) Delivery of Documents. All documents required to be delivered to the Collateral Agent shall be delivered in accordance with the provisions of Section 5.09(c) of the Credit Agreement.
     (f) Enforcement. Each of the Intercompany Lenders agrees that this Agreement shall be enforceable against it and the other Intercompany Lenders, respectively, under all circumstances, including in any proceeding relating to an Insolvency Event.
     (g) Obligations of Intercompany Lenders Not Affected. All rights and interests of the Collateral Agent and the other Secured Parties hereunder and under any other Loan Document, and all agreements and obligations of the Intercompany Lenders under this Agreement and any Intercompany Debt Document to any Secured Party, shall remain in full force and effect irrespective of:
     (i) any lack of validity or enforceability of any Loan Document, Assigned Document, Intercompany Debt Document or any other agreement or instrument relating thereto;
     (ii) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, the Intercompany Debt Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, Assigned Document, Intercompany Debt Document or any other agreement or instrument relating thereto;
     (iii) any taking, exchange, release or non-perfection of the Pledged Debt Collateral or any other collateral, or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or the Intercompany Debt Obligations;
     (iv) any manner of application of Pledged Debt Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Pledged Debt Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
     (v) any change, restructuring or termination of the corporate structure or existence of any Grantor; or
     (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Intercompany Lenders, a subordinated creditor or a secured subordinated creditor or a Person deemed to be a surety.
This Agreement shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Secured Obligations owed to any Secured Party is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made.

8

     (h) Benefit of Agreement. This Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, the parties hereto and thereto and their respective successors, permitted assigns and transferees.
     (i) Further Assurances. Each of the Intercompany Lenders shall, at the expense of the relevant Grantors at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent, as applicable, may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Collateral Agent, respectively, to exercise and enforce its rights and remedies hereunder.
     (j) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and the Intercompany Debt Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.
     (k) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
     (l) Collateral Agent. The Collateral Agent’s actions pursuant hereto are solely in its capacity as Collateral Agent under the Loan Documents, and are subject to the provisions of Article V and VII of the Security Agreement and Article 8 and Section 9.16 of the Credit Agreement. The Collateral Agent shall have no obligations under this Agreement with respect to any Intercompany Lender other than as provided in the Loan Documents and other than to distribute funds as provided therein. In no event will the Collateral Agent or any Secured Party be liable whatsoever for any act or omission on the part of Parent Holdco or any Intercompany Lender.
[Remainder of Page Intentionally Left Blank]

9

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

PARK TOPANGA AIRCRAFT INC.
By:
Name:
Title:

TEMESCAL AIRCRAFT INC.
By:
Name:
Title:

CHARMLEE AIRCRAFT INC.
By:
Name:
Title:

10

BALLYSKY AIRCRAFT IRELAND LIMITED

By:
Name:
Title:

11

EXHIBIT I
FORM OF LTV CERTIFICATE
INTERNATIONAL LEASE FINANCE CORPORATION
LTV CERTIFICATE
_______ __, 20__
     This LTV Certificate is delivered pursuant to Section 5.09(a)(vii) of that certain Term Loan Credit Agreement dated as of March 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent. Capitalized terms used and not defined herein have the meanings given to such terms in the Credit Agreement.
     The undersigned hereby certifies in his/her capacity as [chief financial officer][principal accounting officer][treasurer][controller] of the Borrower and not in his/her individual capacity, that
(i)	The [Initial Test Date]/[LTV Determination Date] is _______ __, 20__;

(ii)	The aggregate outstanding principal amount of the Loans as of such [Initial Test Date]/[LTV Determination Date] is $[__________________]. For the avoidance of doubt, any payment or prepayment of the Loans on or before such [Initial Test Date]/[LTV Determination Date] has been taken into account;

(iii)	The aggregate Appraised Value of all Pool Aircraft included in the Designated Pool as of such [Initial Test Date]/[LTV Determination Date] is $[_________________];

(iv)	The ratio of (ii) to (iii) is _____ (the “Loan-to-Value Ratio”);

(v)	The aggregate outstanding principal amount of the Loans as of such LTV Determination Date, immediately prior to giving effect to each Removal and Deemed Removal and prior to giving effect to any related or prior payment, is $[__________________]; [only include if the LTV Determination Date occurs because of a Removal or Deemed Removal]
Term Loan Credit Agreement

(vi)	The aggregate Appraised Value of all Pool Aircraft included in the Designated Pool as of such LTV Determination Date, immediately prior to giving effect to each Removal or Deemed Removal, is $[_________________]; [only include if the LTV Determination Date occurs because of a Removal or Deemed Removal]

(vii)	The ratio of (v) to (vi) is _____ (the “Prior Loan-to-Value Ratio”); [only include if the LTV Determination Date occurs because of a Removal or Deemed Removal]

(viii)	The Loan-to-Value Ratio [does] [does not] exceed [65.0%] [the Maximum LTV then in effect];

(ix)	The Loan-to-Value Ratio [does] [does not] exceed the Prior Loan-to-Value Ratio; [only include if the LTV Determination Date occurs because of a Removal]

(x)	[The Borrower will, within [insert number of days required pursuant to Section 5.16] following the [Initial Test Date] [LTV Determination Date], prepay [all of the Loans][a portion of the Loans in the amount of $[____________];]

(xi)	[The Borrower will, within [insert number of days required pursuant to Section 5.16] following the LTV Determination Date, deposit Interim Cash into the Collateral Account in the amount of $[____________];]

(xii)	[The Obligors [have transferred][will, within [insert number of days required pursuant to Section 5.16] days following the delivery of this LTV Certificate, transfer] to an Owner Subsidiary the following Non-Pool Aircraft: _____________;]

(xiii)	[The required Appraisals with respect to the Aircraft proposed to be added pursuant to an LTV Cure are not yet available, so this LTV Certificate (x) has been prepared using approximate Appraised Values estimated by ILFC in good faith and (y) when the required Appraisals are available and not later than the addition of such Aircraft, an updated and completed LTV Certificate with respect to and dated as of the LTV Determination Date attaching the three Appraisals required to be provided with respect to such Aircraft shall be delivered]. [only include as applicable according to Section 5.09(a)(vii)]

(xiv)	Set forth on Annex I attached hereto is a complete list of all PS Pool Aircraft [identifying which are Pool Aircraft and Undelivered Pool Aircraft] as of the date hereof (which list shall replace Schedule 3.17(a) to the Credit Agreement upon delivery of this LTV Certificate);

(xv)	Set forth on Annex [II] attached hereto is a complete list of the Leases of all PS Pool Aircraft as of the date hereof (which list shall replace Schedule 3.17(b) to the Credit Agreement); [only include if an Annual Anniversary]
Term Loan Credit Agreement

(xvi)	Set forth on Annex [III] attached hereto is a calculation of the Pool Specifications of the PS Pool Aircraft as of the [Initial Test Date] / [LTV Determination Date], after giving effect to any LTV Cure described herein;

(xvii)	Attached as Annex [IV] [are three Appraisals, each conducted by a Qualified Appraiser, of] / [is a description of the approximate Appraised Values estimated in good faith by ILFC with respect to], any Aircraft added (or being proposed to be added pursuant to an LTV Cure) to the Designated Pool since the [Effective Date] [immediately preceding LTV Determination Date]; and

(xviii)	Attached as Annex [V] attached hereto is a lease report; [only include if an Annual Anniversary, in the form attached as Annex [V] to this form certificate].
     IN WITNESS WHEREOF, the undersigned Financial Officer of the Borrower has signed this LTV Certificate as of the date first written above.

By:
Name:
Title:

Term Loan Credit Agreement

ANNEX I to LTV CERTIFICATE
PS POOL AIRCRAFT
Pool Aircraft:
[ ]
Undelivered Pool Aircraft:
[ ]
Term Loan Credit Agreement

ANNEX [II] to LTV CERTIFICATE
LEASES
Term Loan Credit Agreement

ANNEX [III] to LTV CERTIFICATE
Below is the calculation of the Pool Specifications of the PS Pool Aircraft as of the [Initial Test Date] / [LTV Determination Date], after giving effect to any relevant LTV Cure:
(i)	the aggregate Appraised Value of a single type of Widebody Aircraft at such time is _______%, which does not exceed 35% of the aggregate Appraised Value of all PS Pool Aircraft at such time;

(ii)	the aggregate Appraised Value of all Widebody Aircraft at such time is _______%, which does not exceed 55% of the aggregate Appraised Value of all PS Pool Aircraft at such time;

(iii)	the aggregate Appraised Value of all Permitted Aircraft Types at such time is _______%, which is 100% of the aggregate Appraised Value of all PS Pool Aircraft at such time;

(iv)	the aggregate Appraised Value of all PS Pool Aircraft leased to a single Lessee at such time is _______%, which does not exceed 25% of the aggregate Appraised Value of all PS Pool Aircraft at such time (excluding any PS Pool Aircraft leased to a Lessee that results from the merger of two or more Lessees, if the affected Lease of such PS Pool Aircraft was included in the Collateral prior to such merger);

(v)	the aggregate Appraised Value of all PS Pool Aircraft leased to Lessees based or domiciled in any single country at such time is _______%, which does not exceed 40% of the aggregate Appraised Value of all PS Pool Aircraft at such time; and

(vi)	the Average Age of all PS Pool Aircraft at such time is _______, which does not exceed 5.86 years, plus the amount of time elapsed since the date of the Credit Agreement, plus 6 months.
Term Loan Credit Agreement

ANNEX [IV] to LTV CERTIFICATE
APPRAISALS
Term Loan Credit Agreement

ANNEX [V] to LTV CERTIFICATE
CONFIDENTIAL AND PROPRIETARY
LEASE REPORT
PART A

MSN	Aircraft Type	Lessee	Country	Region	Date of Delivery	Lease End
PART B
Leases under which the Lessee is in arrears for 90 or more days:
PART C

Total Rent due from
					[__]* to scheduled	Early termination	Security deposits
Model	MSN	Lessee	Reg. #	Currency	Lease end	option	held as of [___]*

*	Insert date on or about the date of the LTV Certificate.
Term Loan Credit Agreement

EXHIBIT J
FORM OF ADVANCE REQUEST
___________, __ 201__
Citibank, N.A., as Administrative Agent
Citibank, N.A., as Collateral Agent
Ladies and Gentlemen:
     Reference is made herein to the Term Loan Credit Agreement dated as of March 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent. Capitalized terms not otherwise defined herein, shall have the meaning assigned to such terms in the Credit Agreement.
     The Borrower hereby gives the Administrative Agent and Collateral Agent notice pursuant to Section 2.02 of the Credit Agreement that the Borrower hereby requests an advance of the Loans, in an amount and pursuant to the conditions set forth below and under the Credit Agreement (the “Advance”) in connection with the Aircraft identified herein.
     The date of the Advance shall be [________] (the “Advance Date”). The below delineates information related to (i) each Aircraft to which the Advance relates (each, a “Related Pool Aircraft” with respect to such Advance), (ii) the relevant Owner Subsidiary which Owns (or will Own as of the Advance Date) each Related Pool Aircraft, (iii) the relevant Intermediate Lessee (if any) which leases, or will lease, each Related Pool Aircraft, (iv) the aggregate amount of Loans related to each Related Pool Aircraft and (v) the relevant Initial Appraised Value of each Related Pool Aircraft.

Country						Relevant
Reg.	Airframe Mftr. and	Airframe		Engine	Relevant Owner	Intermediate Lessee	Relevant Advanced	Relevant Initial
No.	Model	MSN	Engine Model	MSNs	Subsidiary	(if any)	Loans	Appraised Value

     The aggregate amount of the Loans to be advanced is $[_________] (the “Aggregate Requested Advance Amount”).
Term Loan Credit Agreement

     In respect of each Related Pool Aircraft, taking into account the Advances requested pursuant to this Advance Request and the relevant Initial Appraised Value of each such Aircraft, the Initial LTV Ratio for each such Aircraft is 65.0%.
     The Borrower hereby requests that the Administrative Agent to transfer the Aggregate Requested Advance Amount to the Borrower at the following account:
Bank:
ABA Number:
Account No.:
Term Loan Credit Agreement

     IN WITNESS WHEREOF, the Borrower, each Owner Subsidiary [and Intermediate Lessee] has executed this Advance Request as of the day and year first above written.

TEMESCAL AIRCRAFT INC., as Borrower
By:
Name:
Title:
[_______], as Owner Subsidiary

By:
Name:
Title:
[_______, as Intermediate Lessee]

By:
Name:
Title:

Term Loan Credit Agreement

EXHIBIT K
FORM OF OBLIGOR ASSUMPTION AGREEMENT
___________, __ ______
Citibank, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made herein to the Term Loan Credit Agreement dated as of March 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent. Capitalized terms not otherwise defined herein, shall have the meaning assigned to such terms in the Credit Agreement.
     [Name of new Obligor], a [____] incorporated under the laws of [___] (the “New Obligor”), hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the New Obligor is a wholly owned subsidiary of [____] and is [an Owner Subsidiary] / [an Intermediate Lessee].
     Pursuant to Section [2.10] / [4.02] of the Credit Agreement, and for other good and valuable consideration hereby acknowledged, (a) the New Obligor hereby confirms that, with effect form the date hereof, the New Obligor shall have the obligations, duties and liabilities toward each of the other parties to the Loan Documents and other Obligors identical to those which the New Obligor would have had if the New Obligor had been named as an original party to the Loan Documents as an Obligor on the Effective Date, including without limitation those set forth in Article 7 of the Credit Agreement with respect to the Guaranteed Obligations and (b) the New Obligor hereby makes and gives all representations and warranties in the Loan Documents in each case applicable to such New Obligor as if it had been named as an original party to the Loan Documents as an Obligor on the Effective Date, but such representations and warranties are made on and as of the date hereof.
     This Agreement shall constitute a Loan Document. This Agreement shall be construed in accordance with and governed by the Laws of the State of New York.
[Signature pages follow.]
Term Loan Credit Agreement

K-1

     IN WITNESS WHEREOF, the undersigned has executed this Obligor Assumption Agreement as of the day and year first above written.

[__________], as New Obligor
By:
Name:
Title:

Acknowledged and accepted:

CITIBANK, N.A., as Administrative Agent
By:
Name:
Title:

Term Loan Credit Agreement

K-2

EXHIBIT L
FORM OF INCREMENTAL LENDER ASSUMPTION AGREEMENT
___________, __ ______
Citibank, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made herein to the Term Loan Credit Agreement dated as of March 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, as an Obligor, Temescal Aircraft Inc., as the Borrower, Park Topanga Aircraft Inc., as an Obligor, Charmlee Aircraft Inc., as an Obligor, Ballysky Aircraft Ireland Limited, as an Obligor, the lenders identified therein, as Lenders, Citibank, N.A., as the Administrative Agent, Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC as joint lead structuring agents and joint lead placement agents, and BNP Paribas as joint placement agent. Capitalized terms not otherwise defined herein, shall have the meaning assigned to such terms in the Credit Agreement.
     Pursuant to Section 2.01(c) of the Credit Agreement, from and after the date of this Incremental Lender Assumption Agreement (the “Incremental Effective Date”), [each of] [name of new Incremental Lender(s)] ([each, an] / [the] “Incremental Lender”) shall be bound by the provisions of the Credit Agreement as a Lender thereunder and have the rights and obligations of a Lender thereunder, with an aggregate Commitment equal to $200,000,000 [and [list individual Commitments if more than one Incremental Lender]].
     Each Incremental Lender hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Lender Assumption Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Incremental Lender Assumption Agreement, (iii) if it is a Foreign Lender, attached hereto is all documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it, and (iv) [insert relevant tax requirements]; and (b) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     Each Obligor hereby makes to each Incremental Lender each representation and warranty of such Obligor contained in Article 3 of the Credit Agreement and contained in each other Loan Document dated as of a date on or prior to the Incremental Effective Date on and as of the Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date.
Term Loan Credit Agreement

     Exhibit A of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 1 hereto. Schedule 3.17(a) of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 2 hereto. Schedule 3.17(b) of the Credit Agreement is hereby amended by replacing the contents thereof with the contents of Schedule 3 hereto.
     This Incremental Lender Assumption Agreement shall be a Loan Document. This Incremental Lender Assumption Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Incremental Lender Assumption Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Incremental Lender Assumption Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Lender Assumption Agreement. This Incremental Lender Assumption Agreement shall be construed in accordance with and governed by the laws of the State of New York.
[Signature pages follow.]
Term Loan Credit Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Incremental Lender Assumption Agreement as of the day and year first above written.

TEMESCAL AIRCRAFT INC.
By:
Name:
Title:

INTERNATIONAL LEASE FINANCE CORPORATION
By:
Name:
Title:

PARK TOPANGA AIRCRAFT INC.
By:
Name:
Title:

CHARMLEE AIRCRAFT INC.
By:
Name:
Title:

BALLYSKY AIRCRAFT IRELAND LIMITED
By:
Name:
Title:

[_________], as the Incremental Lender
By:
Name:
Title:

Term Loan Credit Agreement

Acknowledged and agreed:

CITIBANK, N.A., as Administrative Agent
By:
Name:
Title:

Term Loan Credit Agreement

SCHEDULE 1
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

[_______]	$[_______]	[_______]	%

[_______]	$[_______]	[_______]	%

Total	$[_______]	100.000000000%
Term Loan Credit Agreement

SCHEDULE 2
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
PS POOL AIRCRAFT
Term Loan Credit Agreement

SCHEDULE 3
TO INCREMENTAL LENDER ASSUMPTION AGREEMENT
LEASES
Term Loan Credit Agreement

EXHIBIT M
INCREMENTAL AIRCRAFT
The Borrower shall add the Aircraft set forth below to the Designated Pool as of the Incremental Effective Date:

	Airframe
	Manufacturer and	Airframe	Engine Manufacturer and		Country of
	Model	MSN	Engine Model	Lessee*	Registration*
1	Airbus A319-100	3020	International Aero Engines V2524-A5	***	China

2	Airbus A320-200	2665	CFM International CFM56-5B4/P	***	Malta

3	Airbus A321-200	1734	International Aero Engines V2533-A5	***	South Korea

4	Airbus A321-200	1926	International Aero Engines V2533-A5	***	Macau

5	Airbus A330-200	911	Pratt & Whitney PW4168A	***	Germany

6	Boeing B737-700	29359	CFM International CFM56-7B20	***	Hungary

7	Boeing B737-800	30724	CFM International CFM56-7B26/3	***	Germany

8	Boeing B737-800	37159	CFM International CFM56-7B26/3	***	Norway

*	As of the date of this Credit Agreement
Such Aircraft have the following Leases:
International Lease Finance Corporation (“ILFC”)
ILFC Ireland Limited (“ILFC Ireland”)
***
     Airbus A321-200 aircraft bearing serial number 1926
Aircraft Lease Agreement dated as of January 31, 2002 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A320-200 aircraft bearing serial number 2665

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

Amended and Restated Aircraft Lease Agreement dated as of January 14, 2003 between ***, as Lessee, and ILFC, as Lessor.
***
     Airbus A321-200 aircraft bearing serial number 1734
Aircraft Lease Agreement dated as of January 10, 2001 between ***, as Lessee, and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of January 10, 2001 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
***
     Airbus A319-100 aircraft bearing serial number 3020
Aircraft Lease Agreement dated as of November 4, 2003, between ***, as Lessee, ILFC Ireland, as Lessor, and ***, as Consenting Party.
Aircraft Headlease Agreement dated as of November 4, 2003 between ILFC Ireland, as Lessee, and ILFC, as Lessor.
Aircraft Lease Novation and Amendment Agreement dated December 31, 2004, between ILFC Ireland, as Lessor, ***, as Existing Lessee, ***, as New Lessee, and ***, as Consenting Party.
***
     Airbus A330-200 aircraft bearing serial number 911
Aircraft Lease Agreement dated as of September 28, 2006 between ***, as Lessee, and ILFC Ireland, as Lessor.
Aircraft Headlease Agreement dated as of September 28, 2006 between ILFC Ireland, as Headlessee, and ILFC, as Headlessor.
***
     Boeing B737-700 aircraft bearing serial number 29359
Aircraft Lease Agreement dated as of June 30, 2002 between ***, as Lessee, and ILFC, as Lessor.
***

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

     Boeing B737-800 aircraft bearing serial number 37159
Aircraft Lease Agreement dated as of January 8, 2009 between ***, as Lessee, and ILFC, as Lessor.
***
     Boeing B737-800 aircraft bearing serial number 30724
Amended and Restated Aircraft Lease Agreement dated as of January 24, 2007 between ***, as Lessee and ILFC, as Lessor.
Aircraft Lease Novation and Amendment Agreement dated as of January 24, 2007 between ***, as Lessee, and ILFC, as Lessor.

***	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Term Loan Credit Agreement

ANNEX 1
PROHIBITED COUNTRIES
Burma/Myanmar
Cuba
Iran
non-Specified Areas of Sudan
North Korea
Syria
Term Loan Credit Agreement

1-1